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INDEX TO FINANCIAL STATEMENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WALKER & DUNLOP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

WALKER & DUNLOP, INC.
7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On [    •    ], 2012
9:00 a.m. Eastern Daylight Time

Dear Stockholder:

        You are cordially invited to attend the special meeting (the "Special Meeting") of stockholders of Walker & Dunlop, Inc. (the "Company") to be held on [    •    ], 2012, at 9:00 a.m., Eastern Daylight Time, at the Hilton Garden Inn, 7301 Waverly Street, Bethesda, Maryland 20814.

        At the Special Meeting, you will be asked to vote on proposals to:

  1.
  approve the Company's issuance of shares (the "Stock Consideration") of its common stock (the "Share Issuance Proposal") in connection with the proposed acquisition of CWCapital LLC ("CWCapital") by the Company's indirect wholly owned operating subsidiary, Walker & Dunlop, LLC (the "Purchaser"), pursuant to a purchase agreement (the "Purchase Agreement"), dated as of June 7, 2012, among the Company, the Purchaser, CWCapital and CW Financial Services LLC, a Delaware limited liability company (the "Seller"), for aggregate consideration, net of certain expenses and adjustments, of approximately $220 million, consisting of $80 million paid in cash from the Purchaser and $140 million paid through the issuance of a number of shares expected to equal 11,647,255 shares of Common Stock, or approximately 34 percent of the Company on a fully diluted basis, subject to adjustment as described below under "The Purchase Agreement" on page 44;

  2.
  (i) approve amendments to the Company's 2010 Equity Incentive Plan (the "Equity Incentive Plan") that would increase the number of shares reserved and individual limits of categories of awards under, add additional performance measures applicable to, extend the termination date of, and make certain other related technical amendments to, the Equity Incentive Plan, and (ii) re-approve material terms and conditions relating to performance-based compensation under the Equity Incentive Plan (the "Plan Amendment Proposal");

  3.
  adjourn the Special Meeting, for up to 20 additional days, solely to the extent necessary to solicit additional proxies if there are insufficient votes to approve the Share Issuance Proposal at the time of the Special Meeting (the "Adjournment Proposal"); and

  4.
  transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board has unanimously determined that the Share Issuance Proposal, the Plan Amendment Proposal and the Adjournment Proposal are in the best interest of the Company and its stockholders. The Board unanimously recommends that you vote for the Share Issuance Proposal, for the Plan Amendment Proposal and for the Adjournment Proposal.

        Only stockholders of record at the close of business on [    •    ], 2012 will be entitled to vote at the Special Meeting or any adjournment thereof.

        The obligations of the Company, the Purchaser and the Seller to complete the Purchaser's acquisition of CWCapital are subject to the conditions set forth in the Purchase Agreement, which are summarized in the accompanying proxy statement. More information about the Company, CWCapital, the Special Meeting and the Purchase Agreement is contained in the accompanying proxy statement. You are encouraged to read carefully the accompanying proxy statement, including the documents incorporated by reference, in its entirety.

        Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the acquisition of CWCapital, passed upon the merits or fairness of the acquisition or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        We look forward to seeing you at the Special Meeting.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, IF YOU DESIRE, AS DISCUSSED IN THIS PROXY STATEMENT.

By order of our Board of Directors,
Richard M. Lucas Executive Vice President, General Counsel and Secretary

Bethesda, Maryland
Dated: [    •    ], 2012

ii

 ADDITIONAL INFORMATION

        Additional business and financial information about the Company can be found in documents previously filed with the U.S. Securities and Exchange Commission (the "SEC"). This information is available to you without charge at the SEC's website at http://www.sec.gov. You can also obtain additional copies of this proxy statement, as well as other relevant materials, by visiting the Company's website at www.walkerdunlop.com or by requesting them in writing using the following contact information:

        Walker & Dunlop, Inc.
Attn: Investor Relations
7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814

        See "Where You Can Find More Information" beginning on page 110 for more information about the documents previously filed by us with the SEC and incorporated herein by reference.

        All information contained in this proxy statement regarding CWCapital LLC and CW Financial Services LLC was provided by CW Financial Services LLC. We do not warrant the accuracy of the information provided by CW Financial Services LLC.

iii

Page
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS	i
ADDITIONAL INFORMATION	iii
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING	1
SUMMARY	7
SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS	20
WALKER & DUNLOP SPECIAL MEETING	22
PROPOSAL 1: SHARE ISSUANCE PROPOSAL: ISSUANCE OF SHARES OF OUR COMMON STOCK IN CONNECTION WITH OUR PROPOSED ACQUISITION OF CWCAPITAL	26
THE ACQUISITION	26
THE PURCHASE AGREEMENT	44
VOTING AGREEMENTS	58
REGISTRATION RIGHTS AGREEMENT	60
CLOSING AGREEMENT	63
THE FINANCING	67
RISK FACTORS	69
SELECTED HISTORICAL FINANCIAL DATA OF CWCAPITAL LLC	73
CWCAPITAL MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	76
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	94
PROPOSAL 2: PLAN AMENDMENT PROPOSAL: AMENDMENT OF THE COMPANY'S 2010 EQUITY INCENTIVE PLAN AND RE-APPROVAL OF MATERIAL TERMS AND CONDITIONS RELATING TO PERFORMANCE-BASED COMPENSATION	101
WHERE YOU CAN FIND MORE INFORMATION	110
INDEX TO FINANCIAL STATEMENTS	F-1
ANNEX A PURCHASE AGREEMENT
ANNEX B OPINION OF FINANCIAL ADVISOR
ANNEX C VOTING AGREEMENT (WD EXECUTIVE STOCKHOLDERS AND M. WALKER)
ANNEX D VOTING AGREEMENT (COLUMN GUARANTEED LLC)
ANNEX E FORM OF REGISTRATION RIGHTS AGREEMENT
ANNEX F FORM OF CLOSING AGREEMENT
ANNEX G COMMITMENT LETTER
ANNEX H AMENDED EQUITY INCENTIVE PLAN

WALKER & DUNLOP, INC.
7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814

PROXY STATEMENT

 QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

        The information in this section does not provide all of the information that may be important to you with respect to the matters being considered at the Special Meeting. Therefore, you should read this proxy statement carefully, as well as the full contents of the other documents to which this proxy statement refers or incorporates by reference. These documents contain information that may be important to you in determining how you will vote on the matters to be considered at the Special Meeting.

Why am I receiving this proxy statement?

        You are receiving this proxy statement and the accompanying proxy card because you own shares of Walker & Dunlop, Inc.'s common stock, par value $0.01 per share (the "Common Stock"). This proxy statement contains information related to the solicitation of proxies for use at our Special Meeting of stockholders to be held at 9:00 a.m., Eastern Daylight Time, on [    •    ], 2012, and at any adjournments or postponements thereof (the "Special Meeting"), for the purposes stated in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Hilton Garden Inn, 7301 Waverly Street, Bethesda, Maryland 20814. This solicitation is made by Walker & Dunlop, Inc. on behalf of our Board of Directors (the "Board"). Unless otherwise stated, as used in this proxy statement, the terms "we," "our," "us", "Walker & Dunlop" and the "Company" refer to Walker & Dunlop, Inc. This proxy statement is dated [    •    ], 2012. This proxy statement, the Notice of Special Meeting of Stockholders and the enclosed proxy card are first being mailed to stockholders beginning on or about [    •    ], 2012.

What information is presented in this proxy statement?

        The information contained in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process and other required information.

What is the purpose of the Special Meeting?

        The purpose of the Special Meeting is to vote upon the following three proposals:

            (i)  A proposal to approve the issuance of shares of our Common Stock in connection with the acquisition (the "Acquisition") of all of the limited liability company membership interests in CWCapital LLC ("CWCapital"), a Massachusetts limited liability company and a direct wholly owned subsidiary of CW Financial Services LLC ("CW Financial" or the "Seller"), pursuant to a purchase agreement (the "Purchase Agreement"), dated as of June 7, 2012, by and among Walker & Dunlop, as parent, Walker & Dunlop, LLC (the "Purchaser"), CW Financial and CWCapital (the "Share Issuance Proposal") for aggregate consideration, net of certain expenses and adjustments, of approximately $220 million. Of the $220 million, $80 million will be paid in cash from the Purchaser (the "Cash Consideration"), and the remaining $140 million will be paid through the issuance of shares. The number of shares to be issued in connection with the Acquisition (the "Stock Consideration") is expected to equal 11,647,255 shares of Common Stock (which represents approximately 34 percent of the Company on a fully diluted basis), subject to adjustment as described below under "The Purchase Agreement" on page 44. A copy of the Purchase Agreement is attached as Annex A to this proxy statement and incorporated by reference herein.

           (ii)  A proposal to (a) approve amendments to the Company's 2010 Equity Incentive Plan (the "Equity Incentive Plan") that would increase the number of shares reserved and individual limits of categories of awards under, add additional performance measures applicable to, extend the termination date of, and make certain other related technical amendments to, the Equity Incentive Plan, and (b) re-approve material terms and conditions relating to performance-based compensation under the Equity Incentive Plan (the "Plan Amendment Proposal"). A copy of the Amended Equity Incentive Plan is attached to this proxy statement as Annex H and incorporated by reference herein.

          (iii)  A proposal to adjourn the Special Meeting, for up to 20 additional days, solely to the extent necessary to solicit additional proxies if there are insufficient votes to approve the Share Issuance Proposal at the time of the Special Meeting (the "Adjournment Proposal").

        This document contains important information about the Acquisition, the Purchase Agreement, the other agreements entered into in connection with the Acquisition, the Equity Incentive Plan, and the Special Meeting, and you should read it, and the documents incorporated by reference into this proxy statement, carefully and in their entirety.

Why is the Company seeking stockholder approval for the Share Issuance Proposal and the Plan Amendment Proposal?

        Because our Common Stock is listed on the New York Stock Exchange ("NYSE"), Walker & Dunlop is subject to the NYSE's rules and regulations. These rules require stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions where, in general, the issuance involves more than 20 percent of the outstanding common stock or voting rights of a listed company (the "NYSE 20% Cap"). In connection with the purchase of all of the outstanding limited liability company interests of CWCapital, we will issue, in a private placement to the Seller, a number of shares expected to equal 11,647,255 shares of Common Stock (which represents approximately 34 percent of the Company on a fully diluted basis), subject to adjustment as described below under "The Purchase Agreement" on page 44.

        As with the Share Issuance Proposal, the Plan Amendment Proposal requires stockholder approval pursuant to NYSE rules. Those rules provide that stockholder approval is required for any "material revision" to an equity compensation plan (which, under the Rule, includes material increase in the number of shares available under the plan (other than an increase solely to reflect a reorganization, stock split, merger, spin-off or similar transaction)).

Who is CWCapital?

        CWCapital is one of the leading commercial real estate finance companies in the United States, with a primary focus on multifamily lending. CWCapital's clients are owners and developers of commercial real estate across the country. CWCapital has approximately 180 employees located in 14 offices across the United States. CWCapital originates and sells multifamily mortgage loans pursuant to the programs of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac," and together with Fannie Mae, the government-sponsored enterprises, or the "GSEs"), the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration, a division of the U.S. Department of Housing and Urban Development (together with Ginnie Mae, "HUD"), with which CWCapital has long-established relationships. CWCapital is approved as a Fannie Mae Delegated Underwriting and Servicing ("DUS"TM) lender nationally, a Freddie Mac Program Plus lender in Massachusetts, Georgia, Alaska, California, Idaho, Oregon, Washington, New Jersey, the New York City metro area, Fairfield and New Haven counties in Connecticut, and Bucks, Chester, Delaware, Montgomery and Philadelphia counties in Pennsylvania and an approved Freddie Mac Targeted Affordable Housing lender. CWCapital is also a HUD Multifamily Accelerated Processing ("MAP") lender nationally, and a Ginnie Mae issuer. CWCapital is also a rated servicer and master servicer and services commercial loans for a number of commercial mortgage backed securities ("CMBS") trusts. CWCapital retains servicing rights and asset management responsibilities on substantially all loans that it sells to investors.

What happens if the Share Issuance Proposal and the Plan Amendment Proposal are approved?

        If the Share Issuance Proposal is approved, the Company will issue the Stock Consideration (subject to adjustment as described under "The Purchase Agreement" on page 44) to the Seller pursuant to the terms and conditions of the Purchase Agreement. If the Plan Amendment Proposal is approved, the Company will amend the Equity Incentive Plan to (i) increase the number of shares reserved for issuance by 3,370,000 shares; (ii) change the individual limits to (A) 600,000 shares for grants of stock options and stock appreciation rights ("SARs") in any single calendar year, (B) 600,000 shares for awards other than stock options and SARs in any single calendar year, (C) three million dollars ($3,000,000) for the maximum amount that may be earned as an annual incentive award or other cash award in any calendar year in respect of performance, and (D) seven million dollars ($7,000,000) for the maximum amount that may be earned as a performance award or other cash award in any calendar year in respect of performance; (iii) add additional performance measures that may be used as performance goals; and (iv) extend the termination date of the Equity Incentive Plan until the tenth anniversary of the Special Meeting.

What happens if the Share Issuance Proposal and the Plan Amendment Proposal are not approved?

        If stockholders do not approve the Share Issuance Proposal, the Company will consider its alternatives, including its right to terminate the Purchase Agreement in accordance with its terms. If stockholders do not approve the Plan Amendment Proposal, we will not amend the Equity Incentive Plan to increase the number of shares issuable in connection with awards under the plan.

Who is entitled to vote at the Special Meeting?

        Only holders of record of our Common Stock at the close of business on [    •    ], 2012, the record date for the Special Meeting, are entitled to receive notice of the Special Meeting and to vote at the Special Meeting. Our Common Stock constitutes the only class of securities entitled to vote at the Special Meeting.

        When you vote by signing and returning the proxy card, you appoint William M. Walker and Deborah A. Wilson as your representatives to vote your Common Stock at the Special Meeting. Mr. Walker and Ms. Wilson, or either of them, will vote your Common Stock as you instruct on your proxy card. Accordingly, your Common Stock will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we encourage you to vote by signing and returning your proxy card in advance.

Who can attend the Special Meeting?

        If you are a holder of our Common Stock at the close of business on [    •    ], 2012, the record date for the Special Meeting, or a duly appointed proxy, you are authorized to attend the Special Meeting. You will need to present proof of share ownership and valid picture identification, such as a driver's license or passport, before being admitted. If your Common Stock is held beneficially in the name of a bank, broker or other holder of record (i.e., street name), you must present proof of your ownership by presenting a bank or brokerage account statement reflecting your ownership as of the record date.

        Cameras, recording equipment and other electronic devices will not be permitted at the Special Meeting. For directions to the Special Meeting, contact Investor Relations at (301) 634-2143.

What are the voting rights of stockholders?

        Each share of Common Stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.

How do I vote?

        If you hold your shares of Common Stock directly (i.e., not in a bank or brokerage account), you may vote by completing and returning the accompanying proxy card or by attending the meeting and voting in person.

        If your shares of Common Stock are held in street name, you should follow the voting instructions provided to you by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by the internet or by telephone to your broker or nominee. If you provide specific instructions, your broker or nominee should vote your shares of Common Stock as directed. Additionally, if you want to vote in person and hold your shares in street name, you will need a legal proxy from your broker to vote at the Special Meeting.

What will constitute a quorum at the Special Meeting?

        The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting will constitute a quorum, permitting the stockholders to conduct business at the Special Meeting. We will include abstentions in the calculation of the number of shares considered to be present at the Special Meeting, including for purposes of determining the presence of a quorum at the meeting. Because no "routine" matters will be considered at the Special Meeting, absent instructions from the beneficial owner, brokers are not permitted to vote on any proposal (resulting in a "broker non-vote") and unvoted shares held in street name will not be counted as present for purposes of determining whether there is a quorum at the Special Meeting.

        As of [    •    ], 2012, there were [                ] shares of Common Stock outstanding.

How many votes are needed to approve each of the proposals?

        Under Section 312.03 of the NYSE Listed Company Manual, approval of either the Share Issuance Proposal or the Plan Amendment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting, provided that the total votes cast (either for, against or abstaining) on the proposal represent over 50 percent of all outstanding securities entitled to vote on the proposal. Accordingly, either a failure to cast a vote for a proposal or a broker non-vote on a proposal could have the effect of a vote against the proposal if such failure to cast a vote or broker non-vote results in the total number of votes cast on the proposal not representing over 50 percent of all shares of Common Stock entitled to vote on the proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting.

        Because approval of each of the Share Issuance Proposal and the Plan Amendment Proposal is based on the affirmative vote of a majority of votes cast, a stockholder's failure to vote its shares of Common Stock will not affect the outcome of the vote on the proposal, assuming 50 percent in interest of all securities entitled to vote on the proposal are voted on the proposal. Broker non-votes are not treated as votes cast with respect to the proposals. Accordingly, for each such proposal, a broker non-vote will not count as a "vote cast" for purposes of determining whether the proposal has been approved by a majority of votes cast on such proposal and, assuming that the total vote cast on such proposal represents over 50 percent in interest of all securities entitled to vote, broker non-votes will have no effect on the outcome of the vote on such proposal. Abstentions will be treated as "votes cast" for purposes of determining whether the total vote cast on each such proposal represents over 50 percent in interest of all securities entitled to vote on the proposal as required by the NYSE. Accordingly, an abstention will have the same effect as a vote "AGAINST" each such proposal for purposes of determining whether the proposal has been approved by a majority of votes cast on such proposal. Abstentions will have no effect on the Adjournment Proposal.

How are proxy card votes counted?

        If the accompanying proxy card is properly signed and returned to us, and not revoked, the persons designated as proxy holders will vote the shares of Common Stock represented by that proxy as directed by you. If you return your signed proxy card but fail to indicate your voting preferences, the persons designated as proxy holders will vote the shares of Common Stock represented by that proxy as recommended by the Board.

How does the Board recommend that I vote?

        The Board unanimously recommends that you vote "FOR" the approval of the Share Issuance Proposal, "FOR" the approval of the Plan Amendment Proposal and "FOR" the approval of the Adjournment Proposal.

Will my shares of Common Stock be voted if I do not provide my proxy and I do not attend the Special Meeting?

        If you do not provide a proxy, vote your shares of Common Stock or instruct your broker how to vote, your shares will not be voted. Your broker may not vote your shares for non-routine matters if you do not provide the broker with voting instructions. The Share Issuance Proposal and the Plan Amendment Proposal are considered non-routine matters. As a result, if you hold shares of our Common Stock in street name and do not provide voting instructions to your broker, your shares will not be voted on these proposals, so please vote your shares.

May I change my vote after I return my proxy card?

        Yes. You may change or revoke a previously granted proxy at any time before it is exercised by either (i) submitting a later-dated proxy, in person at the Special Meeting or by mail, or (ii) delivering instructions to our Secretary at our principal executive offices located at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814. Please note that attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

        If your shares of Common Stock are held in street name, then you may submit new voting instructions by contacting your broker or nominee. You may also vote in person at the Special Meeting if you obtain a legal proxy from your broker as described above.

Will any other matters be voted on at the Special Meeting?

        As of the date of this proxy statement, we do not know of any other matters that will be presented for consideration at the Special Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Special Meeting and call for a stockholder vote, valid proxies will be voted by the holders of the proxies in accordance with the recommendation of the Board or, if no recommendation is given, in their own discretion.

Who is soliciting my proxy?

        This solicitation of proxies is made by and on behalf of our Board. We will pay the costs of soliciting proxies, which will consist primarily of the cost of printing, postage and handling. In addition to soliciting proxies by mail, our officers, directors and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

What rights do I have if I vote against the proposals?

        There are no appraisal or dissenter's rights with respect to any matter to be voted on at the Special Meeting.

What happens if the Special Meeting is postponed or adjourned?

        Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Is there a list of stockholders entitled to vote at the Special Meeting?

        The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814, by contacting the Secretary.

Who can help answer my questions?

        If you have questions about any of the proposals, need additional copies of this proxy statement, or require assistance in voting your shares, you should contact Investor Relations, by phone at (301) 634-2143 to Walker & Dunlop, Inc., Attention: Investor Relations, 7501 Wisconsin Avenue, Suite 1200E, Bethesda, MD 20814, or by e-mail to charvey@walkerdunlop.com.

        You should rely only on the information provided in this proxy statement. We have not authorized anyone to provide you with different information. You should assume that the information in this proxy statement is accurate only as of the date of this proxy statement or, where information relates to another date set forth in this proxy statement, then as of that date.

SUMMARY

        Below is a summary of the terms of the Share Acquisition Proposal and the Plan Amendment Proposal. This summary highlights selected information from this proxy statement, and may not contain all of the information that is important to you. To better understand the proposals described below, you should read this entire proxy statement carefully, as well as those additional documents to which we refer you. You may obtain the information incorporated by reference into this proxy statement by following the instructions set forth in "Where You Can Find More Information" on page 110 of this proxy statement.

Special Meeting (page 22)

        The Special Meeting will be held on [    •    ], 2012, at 9:00 a.m., Eastern Daylight Time, at the Hilton Garden Inn, 7301 Waverly Street, Bethesda, Maryland 20814. The Special Meeting of our stockholders is being held to consider and vote on proposals to:

  1.
  approve the Company's issuance of shares of our Common Stock, pursuant to the terms and conditions of the Purchase Agreement, in connection with the proposed acquisition of CWCapital by our indirect wholly owned operating subsidiary, the Purchaser, for aggregate consideration, net of certain expenses and adjustments, of approximately $220 million, consisting of $80 million paid in cash from the Purchaser and $140 million paid through the issuance of a number of shares expected to equal 11,647,255 shares of Common Stock (or approximately 34 percent of the Company on a fully diluted basis), subject to adjustment as described below under "The Purchase Agreement" on page 44;

  2.
  (i) approve amendments to the Equity Incentive Plan that would increase the number of shares reserved and individual limits of categories of awards under, add additional performance measures applicable to, extend the termination date of, and make certain other related technical amendments to, the Equity Incentive Plan, and (ii) re-approve material terms and conditions relating to performance-based compensation under the Equity Incentive Plan;

  3.
  adjourn the Special Meeting, for up to 20 additional days, solely to the extent necessary to solicit additional proxies if there are insufficient votes to approve the Share Issuance Proposal at the time of the Special Meeting; and

  4.
  transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Acquisition (page 26)

        On June 7, 2012, Walker & Dunlop and the Purchaser, an indirect subsidiary of Walker & Dunlop, entered into a Purchase Agreement with CWCapital, a Massachusetts limited liability company, and CW Financial, a Delaware limited liability company and the parent of CWCapital, pursuant to which the Purchaser will purchase all of the outstanding limited liability company interests of CWCapital.

        On the terms and subject to the conditions of the Purchase Agreement, a portion of the Acquisition will be paid through the issuance of a number of shares expected to equal 11,647,255 shares of Common Stock (which represents approximately 34 percent of the Company on a fully diluted basis), subject to adjustment as described below under "The Purchase Agreement" on page 44.

The Companies (page 26)

  Walker & Dunlop

        Through its indirect operating subsidiary, the Purchaser, Walker & Dunlop is one of the leading commercial real estate finance companies in the United States, with a primary focus on multifamily lending. As Fannie Mae DUS™, Freddie Mac Program Plus® and MAP- and LEAN-approved FHA lenders, the Multifamily and FHA Finance groups are focused on lending to property owners, investors, and developers of multifamily properties across the country. Walker & Dunlop's proprietary Interim Loan Program provides financing for multifamily properties that do not currently qualify for permanent financing. We also originate and service loans for a number of life insurance companies, commercial banks and other institutional investors, in which cases we do not fund the loan but rather act as a loan broker. Additionally, through our operating subsidiary entities, we provide institutional advisory, asset management and investment management services specializing in debt, structured debt and equity.

  CWCapital

        CWCapital is one of the leading commercial real estate finance companies in the United States, with a primary focus on multifamily lending. CWCapital's clients are owners and developers of commercial real estate across the country. CWCapital has approximately 180 employees located in 14 offices across the United States. CWCapital originates and sells multifamily mortgage loans pursuant to the programs of Fannie Mae and Freddie Mac, Ginnie Mae and HUD, with which CWCapital has long-established relationships. CWCapital is approved as a Fannie Mae DUSTM lender nationally, a Freddie Mac Program Plus lender in Massachusetts, Georgia, Alaska, California, Idaho, Oregon, Washington, New Jersey, the New York City metro area, Fairfield and New Haven counties in Connecticut, and Bucks, Chester, Delaware, Montgomery and Philadelphia counties in Pennsylvania and an approved Freddie Mac Targeted Affordable Housing lender. CWCapital is also a MAP lender nationally, and a Ginnie Mae issuer. CWCapital is also a rated servicer and master servicer and services commercial loans for a number of CMBS trusts. CWCapital retains servicing rights and asset management responsibilities on substantially all loans that it sells to investors.

Board Recommendation (page 31)

        Our Board unanimously recommends that you vote FOR the Share Issuance Proposal authorizing the issuance of shares of our Common Stock in connection with our proposed acquisition of CWCapital; FOR the Plan Amendment Proposal to amend the Equity Incentive Plan; and FOR the Adjournment Proposal.

Reasons for the Acquisition (page 31)

        In evaluating the Acquisition, the Purchase Agreement and the related stock issuance, the Board consulted with our management and legal and financial advisors, and, in reaching its decision to approve the Acquisition and the Purchase Agreement, our Board discussed and considered a variety of factors weighing positively in favor of the Acquisition, including but not limited to, the following:

  •
  management's view that our purchase of CWCapital would result in a combined company with an enhanced national origination platform, significantly larger servicing portfolio and broader scale of operations than we have on a standalone basis;

  •
  CWCapital's loan origination capabilities, including its origination growth by loan product type since 2009;

  •
  the size and volume by product type of CWCapital's servicing portfolio;

  •
  CWCapital's quality employees;

  •
  the consideration, taking into account its total value and composition; and

  •
  the overall terms of the Purchase Agreement, including the parties' respective representations, warranties, covenants and conditions to their respective obligations in such agreement.

        See the section entitled "Reasons for the Acquisition" on page 31 for further discussion of our Board's reasons for the merger.

Opinion of Walker & Dunlop's Financial Advisor (page 34)

        On June 7, 2012, Keefe, Bruyette & Woods, Inc. ("KBW"), our financial advisor in connection with the Acquisition, delivered its oral opinion to the Board, which was subsequently confirmed by delivery of a written opinion, dated June 7, 2012, to the effect that, as of such date, subject to assumptions and qualifications described in the opinion, the consideration to be paid by Walker & Dunlop in the Acquisition was fair, from a financial point of view, to Walker & Dunlop.

        The full text of the KBW opinion is attached as Annex B to this proxy statement and incorporated by reference herein. The KBW opinion was provided to the Board for the use and benefit of the Board in its evaluation of the Acquisition. The KBW opinion is directed only to the fairness from a financial point of view to Walker & Dunlop of the consideration paid by Walker & Dunlop in connection with the Acquisition. The opinion does not address Walker & Dunlop's underlying business decision to acquire CWCapital or the relative merits of the Acquisition as compared to any alternative business strategies or transactions that might be available to Walker & Dunlop.

        The opinion does not constitute a recommendation to any shareholder of Walker & Dunlop as to how such shareholder should vote with respect to the Acquisition or any other matter. Walker & Dunlop encourages you to read KBW's opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken by KBW.

Risk Factors (page 69)

        The Acquisition involves several risks that you should carefully consider when deciding how to vote at the Special Meeting, including but not limited to the risks that:

  •
  The market price of our Common Stock may decline as a result of the Acquisition or the issuance of shares of our Common Stock;

  •
  The Acquisition will result in changes to our Board and management that may affect the strategy and operations of the Company;

  •
  The Acquisition is subject to a number of conditions, including the receipt of consents and clearances from domestic regulatory authorities that may not be obtained, may not be completed on a timely basis or may impose conditions that could have an adverse effect on us; and

  •
  Failure to complete the Acquisition could negatively impact our business, financial condition, results of operations or stock prices.

        For further information regarding these risks, please see the section entitled "Risk Factors."

Interests of Directors and Executive Officers in the Acquisition (page 40)

        None of the Company's directors or executive officers has any substantial financial interest, direct or indirect, in any matter to be acted upon, other than being a director or executive officer and a stockholder of the Company. Information regarding security ownership and equity compensation of our directors and executive officers is hereby incorporated by reference to the material appearing under the captions "Voting Securities of Certain Beneficial Owners and Management" and "Equity Compensation Plan Information" in the Company's 2012 annual stockholder meeting proxy statement, which was filed with the SEC on April 26, 2012.

Impact of the Stock Issuance on our Existing Stockholders (page 40)

        If approved and implemented, the Share Issuance Proposal will dilute the ownership and voting interests of our existing stockholders. Assuming the issuance of approximately 11.6 million shares of

Common Stock in connection with the Acquisition and no other issuances of shares of our Common Stock as of the date of approval by our stockholders, CW Financial would thereby receive approximately 34 percent, on a fully-diluted basis, of our Common Stock issued and outstanding immediately after the closing of such Acquisition (the "Closing"). Therefore, the ownership and voting interests of our existing stockholders will be proportionately reduced.

Material United States Federal Income Tax Consequences of the Acquisition to Walker & Dunlop and its Stockholders

        Because our stockholders do not participate in the Acquisition, our stockholders will not recognize gain or loss in connection with the Acquisition with respect to their stock in Walker & Dunlop. There will be no material federal income tax consequences to Walker & Dunlop as a result of the Acquisition.

Accounting Treatment of the Acquisition (page 40)

        We prepare our financial statements in accordance with U.S. generally accepted accounting principles ("GAAP"). Under GAAP, the Acquisition would be accounted for by applying the acquisition method, with Walker & Dunlop treated as the accounting acquirer.

No Appraisal Rights (page 41)

        None of our stockholders will be entitled to exercise appraisal rights or to demand payment for his, her or its shares of our Common Stock in connection with the Acquisition.

Regulatory Approvals and Clearances (page 41)

        The completion of the Acquisition is subject to various other conditions, including obtaining the approval of certain governmental and quasi-governmental authorities (including, but not limited to, Fannie Mae, Freddie Mac, Ginnie Mae, HUD and the Federal Housing Administration of HUD), and the termination and expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

Purchase Agreement (page 44)

        On June 7, 2012, Walker & Dunlop, the Purchaser, CW Financial and CWCapital entered into the Purchase Agreement, providing for the acquisition of CWCapital by our subsidiary, the Purchaser.

        On the terms and subject to the conditions of the Purchase Agreement, the Purchaser will acquire all of CW Financial's interests in CWCapital, for approximately $220 million, net of certain expenses and adjustments. Of the $220 million, $80 million will be paid in cash from the Purchaser, through a combination of existing capital and debt financing (the "Financing") anticipated to be obtained by the Company. The remaining $140 million will be paid through the issuance of a number of shares expected to equal 11,647,255 shares of Common Stock (which represents approximately 34 percent of the Company on a fully diluted basis), subject to adjustment as described below under "The Purchase Agreement" on page 44.

        In connection with the transaction, CW Financial will be entitled to request an increase in the number of members of our Board from eight to eleven members, up to two of whom may be designated by CW Financial for each election of directors through the Company's annual meeting to be held in 2014. Our Board has adopted resolutions to automatically increase the number of members of our Board from eight to eleven members, effective as of the Closing.

Voting Agreements (page 58)

        Concurrently with the execution and delivery of the Purchase Agreement, William M. Walker, the Company's Chairman, President and Chief Executive Officer; Mallory Walker, Mr. Walker's father and the Company's second largest stockholder; Column Guaranteed LLC ("Column"), the Company's largest shareholder; Richard M. Lucas, Howard W. Smith, III, Richard C. Warner, and Deborah A. Wilson, all executive officers of the Company (together, the "Specified Stockholders"), have entered into voting agreements by which each has agreed to, among other things, vote in favor of the proposal to issue shares of the Company's stock in connection with the Purchase Agreement, against any proposal made to the stockholders of the Company that could reasonably be expected to result in any of the closing conditions in the Purchase Agreement not being fulfilled, and, other than Column, to appoint each executive officer of CW Financial as such Specified Stockholder's attorney-in-fact with respect to the voting for matters related to the Purchase Agreement. The voting agreements cover approximately 47 percent of the Common Stock. Further, the Specified Stockholders have agreed to certain customary restrictions on their ability to sell, encumber or otherwise dispose of their respective shares of Common Stock prior to the Closing (or, in the case of Column only, until the date of the Special Meeting or such earlier date on which the stockholder approval to issue shares of the Common Stock to CW Financial pursuant to the Purchase Agreement is obtained), subject to certain exceptions.

Registration Rights Agreement (page 60)

        On the date on which the transactions contemplated by the Purchase Agreement close (the "Closing Date"), the Company will enter into a Registration Rights Agreement with CW Financial, pursuant to which the Company will agree, as soon as practicable after the Closing Date, to file with the SEC a registration statement to register for resale the shares of Common Stock to be issued to CW Financial pursuant to the Purchase Agreement.

Closing Agreement (page 63)

        On the Closing Date, the Company will enter into a Closing Agreement with CW Financial and CWCapital. Under the terms of the Closing Agreement, CW Financial and its subsidiaries will generally be subject to "standstill" provisions for the period during which CW Financial has a right to appoint Board designees. In addition, each of the Company and its subsidiaries and CW Financial and its subsidiaries will be subject to restrictive covenants, including non-solicitation of employees, confidentiality and non-disparagement covenants, and, in the case of CW Financial and its subsidiaries, a non-competition covenant, for a period of two years after the Acquisition. The Closing Agreement also provides that CW Financial will not transfer any of the shares of Common Stock issued to it pursuant to the Purchase Agreement prior to the 180th day following the Closing Date, except for transfers to one or more of CW Financial's affiliates. See "Closing Agreement" beginning on page 63.

Summary Historical Financial Data (page 73)

Summary Historical Consolidated Financial Data of Walker & Dunlop

        The following table presents summary historical consolidated financial data for Walker & Dunlop as of and for the quarters ended March 31, 2012 and 2011 and as of and for the years ended December 31, 2011, 2010 and 2009, derived from our unaudited condensed consolidated interim financial statements included in our quarterly report on Form 10-Q for the quarter ended March 31, 2012 and our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011, which reports are incorporated by reference in this proxy statement. The summary financial data set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical consolidated financial statements and notes thereto for 2011, 2010 and 2009, which are included in our annual report on Form 10-K for the year ended December 31, 2011 and incorporated by reference in this proxy statement. The historical results do not necessarily indicate results expected for any future period.

	As of and for the Three Months Ended March 31,		As of and for the Year Ended December 31,
(in thousands except share and per share amounts)	2012	2011	2011	2010	2009
	(unaudited)	(unaudited)
Statement of Income Data(1)(2)
Revenues
Gains from mortgage banking activities	$19,802	$16,827	$102,712	$85,203	$57,946
Servicing fees	9,379	7,713	33,581	27,024	20,981
Net warehouse interest income	937	717	4,198	3,586	4,186
Escrow earnings and other interest income	539	370	1,474	2,056	1,769
Other	3,745	3,370	10,385	3,965	3,879
Total Revenues	$34,402	$28,997	$152,350	$121,834	$88,761
Expenses
Personnel	$11,641	$9,207	$51,162	$42,459	$32,177
Amortization and depreciation	7,259	4,907	22,514	16,959	12,917
Provision for risk-sharing obligations, net	1,224	746	4,724	7,469	2,265
Interest expense on corporate debt	168	252	823	1,334	1,684
Other operating expenses	4,616	3,020	16,466	13,471	11,114
Total Expenses	$24,908	18,132	$95,689	$81,692	$60,157
Income from Operations	$9,494	$10,865	$56,661	$40,142	$28,604
Gain on Bargain Purchase(3)	$—	$—	$—	$—	$10,922
Income tax expense(1)(4)	$3,655	$4,226	$21,797	$31,915	$—
Net income(1)(4)	$5,839	$6,639	$34,864	$8,227	$39,526
Basic earnings per share(1)(4)	$0.27	$0.31	$1.61	$0.55
Diluted earnings per share(1)(4)	$0.27	$0.31	$1.60	$0.55
Weighted average basic number of shares(4)	21,750,573	21,582,746	21,621,534	15,033,741	14,306,873
Weighted average diluted number of shares(4)	21,848,280	21,651,192	21,747,672	15,036,411	14,306,873
Pro forma net income data (unaudited)
Income from operations, as reported				$40,142	$28,604
Pro forma income tax expense(1)(4)				15,535	11,070
Pro forma income from operations, net of tax(1)(4)				$24,607	$17,534
Bargain purchase gain				—	10,922
Pro forma net income(1)(4)				$24,607	$28,456
Pro forma basic and diluted earnings per share(1)(4)				$1.64	$1.99
Balance Sheet Data(1)
Cash and cash equivalents	$40,811	$53,817	$53,817	$33,285	$10,390
Restricted cash and pledged securities	24,682	26,123	26,123	18,861	19,159
Mortgage servicing rights	142,621	137,079	137,079	106,189	81,427
Loans held for sale	268,207	268,167	268,167	302,851	101,939
Total Assets	517,456	522,596	522,596	485,620	243,732
Warehouse notes payable	236,685	218,426	218,426	248,419	96,612
Notes payable	22,969	23,869	23,869	27,621	32,961
Total Liabilities	347,407	358,944	358,944	360,978	173,921
Total Equity	170,049	163,652	163,652	124,642	69,811
Supplemental Data(2)
Operating margin	28%	37%	37%	33%	32%
Total originations	$674,465	$507,497	$4,025,917	$3,171,618	$2,229,772
Servicing portfolio	$16,850,945	$14,856,510	$16,778,285	$14,619,294	$13,203,317

(1)
Our combined effective federal and state tax rate for the year ended December 31, 2011 was 38.5%. Our predecessor entities historically operated as pass-through tax entities (partnerships, LLCs and S-corporations). Accordingly, our historical earnings have resulted in only nominal federal and state corporate level expense. The tax liability has been the obligation of our owners. Upon closing of our initial public offering on December 20, 2010

  (the "IPO"), our tax status changed to a C-corporation and our income became subject to both federal and state corporate tax. Concurrent with the closing of certain formation transactions in connection with the IPO (through which Walker & Dunlop, LLC became a wholly owned subsidiary of Walker & Dunlop, Inc.) (the "Formation Transaction") and the Company's change in tax status, we recognized approximately $31.6 million of net deferred tax liabilities. For the 12 days following the closing of the Formation Transaction, we recognized income tax expense of $0.3 million. For the year ended December 31, 2010, we recognized aggregate tax expense of $31.9 million; and recognized net deferred tax liabilities of $30.2 million and current taxes payable of $1.7 million at December 31, 2010. Our combined effective federal and state tax rate for income during the 12 days following the closing of the Formation Transaction was 38.7%. We used a combined effective federal and state tax rate of 38.7% to estimate our presented pro forma tax expense, as if the predecessor entities had been tax paying corporations for the years ended December 31, 2010, 2009, 2008, and 2007. In 2009, the Company recorded a gain on bargain purchase of $10.9 million resulting from the January 2009 transaction through which, among other things, the Company, its affiliate Green Park Financial Limited Partnership, and Column Guaranteed LLC contributed their assets to the then newly formed Purchaser (the "Column transaction"). This gain is not considered taxable income, therefore the pro forma adjustment for income tax expense was calculated based upon income from operations, as reported, of $28.6 million.

(2)
Statement of Income Data for the year ended December 31, 2009 includes the operating results for Walker & Dunlop, LLC's predecessor entities for January 2009 and the operating results for the combined entity for the 11 months following the Column transaction.

(3)
We recognized a gain on bargain purchase of $10.9 million in connection with the Column transaction in January 2009. The gain on bargain purchase represents the difference between the fair value of the assets acquired and the purchase consideration paid.

(4)
Concurrently with the closing of the IPO in December 2010, the investors in the Walker & Dunlop predecessor entities individually and collectively combined the predecessor entities that had been previously operated and reported as companies under common control. These investors exchanged their member interests for their pro rata interest, adjusted for company-specific debt included in the transaction, in 14,741,504 shares in the then newly formed Purchaser. This transaction was reported for accounting purposes as a combination of companies under common control and the stock issuance was reported as a stock-split. In accordance with U.S. generally accepted accounting principles, all financial reports have been prepared as if the stock-split and the combination of the companies under common control had occurred prior to the earliest period presented; certain amounts have been reclassified to conform to the new presentation. The predecessor companies continue to exist as wholly owned subsidiaries of the Company.

Summary Historical Financial Data of CWCapital

        CWCapital is a wholly owned operating subsidiary of CW Financial. On September 1, 2010, Galaxy Acquisition LLC ("Galaxy") acquired all of the membership interests in CW Financial from the former members, which resulted in CWCapital becoming an indirect, wholly owned subsidiary of Galaxy. Galaxy is indirectly owned by funds managed by affiliates of Fortress Investment Group LLC ("Fortress"). Pursuant to a Transfer Agreement dated as of October 17, 2011, Galaxy transferred its interests in CW Financial to its wholly owned subsidiary, CWFS Holdings LLC. For purposes of the discussion herein, CWFS Holdings LLC is disregarded.

        The summary historical financial information of CWCapital has been derived from the unaudited and audited financial statements of CWCapital, which financial statements (other than the financial statements for the year ended November 30, 2007) are included in this proxy statement beginning on page F-2. The summary historical financial information and supplemental data as of December 31, 2011 and 2010, and for the year ended December 31, 2011, and the four-month period ended December 31, 2010, have been derived from the audited financial statements of CWCapital for the period as of and following the acquisition of CW Financial by Galaxy on September 1, 2010 (the "Successor"). The summary historical financial information and supplemental data as of August 31, 2010 and November 30, 2009, 2008 and 2007, and for the nine-month period ended August 31, 2010, and the years ended November 30, 2009, 2008, and 2007, have been derived from the audited historical financial statements of CWCapital for the period prior to the acquisition of CW Financial by Galaxy on September 1, 2010 (the "Predecessor"). For further information on the acquisition, see "CWCapital Management's Discussion and Analysis of Financial Condition and Results of Operations—Basis of Presentation."

        Certain financial statement items and the summary historical financial information of CWCapital have been presented below and in "CWCapital Management's Discussion and Analysis of Financial Condition and Results of Operations" to conform with the presentation contained in Walker & Dunlop's Annual Report on Form 10-K, incorporated by reference in this proxy statement. See "Selected Historical Financial Data of CWCapital LLC" for further details.

	Three Months Ended March 31,
	(in thousands)
	2012	2011
	(unaudited)	(unaudited)
Revenues
Gains from mortgage banking	$24,852	$17,748
Servicing fees	7,742	5,028
Net warehouse interest income	830	616
Escrow earnings and other interest income	351	490
Other revenue	1,207	842

Total Revenue	$34,982	$24,724
Expenses
Compensation expense	12,366	9,010
FV adjustments—MSRs, amortization and depreciation	13,165	3,681
Provision for risk-sharing obligations	(1,257)	228
Other operating expenses	3,744	3,960

Total Expenses	$28,018	$16,879
Net income(1)	$6,964	$7,845

	As of March 31,
	(in thousands)
	2012	2011
	(unaudited)	(unaudited)
Balance Sheet Data
Cash and cash equivalents	$24,165	$25,206
Restricted cash	24,179	5,066
Mortgage servicing rights	115,052	110,137
Loans held for sale	267,585	104,357
Other assets	44,885	35,322

Total Assets	$475,866	$280,088
Warehouse notes payable	260,732	100,622
Risk share liability	29,421	7,061
Other liabilities	34,980	32,286

Total Liabilities	$325,133	$139,969
Total equity	$150,733	$140,119

(1)
No provision has been made in CWCapital's financial statements for federal income taxes because CWCapital is a disregarded entity for federal tax purposes and its results are included in Galaxy's tax filings with the Internal Revenue Service.

	Successor(1)		Predecessor(2)
	2011	2010	2010	2009	2008	2007
	(in thousands)		(in thousands)
Revenues
Gains from mortgage banking(3)	$102,454	$47,724	$37,021	$29,403	$10,461	$24,840
Servicing fees	22,869	6,200	11,713	13,901	10,924	12,097
Net warehouse interest income	2,886	921	713	2,451	6,214	4,826
Escrow earnings and other interest income	1,730	666	1,350	1,085	6,027	9,382
Other revenue	3,701	636	1,633	1,195	596	1,271

Total Revenue	$133,640	$56,147	$52,430	$48,035	$34,222	$52,416
Expenses
Compensation expense	48,429	15,128	20,647	17,337	18,757	23,322
FV adjustments—MSRs, amortization and depreciation(4)	40,279	957	11,066	12,112	10,808	13,270
Provision for risk-sharing obligations	1,689	25	2,992	1,605	372	(60)
Other operating expenses	17,376	5,550	22,095	37,092	19,856	36,081

Total Expenses	$107,773	$21,660	$56,800	$68,146	$49,793	$72,613
Net income (loss)(5)	$25,867	$34,487	$(4,370)	$(20,111)	$(15,571)	$(20,197)
Balance Sheet Data
Cash and cash equivalents	21,773	32,812	25,542	12,240	27,920	38,802
Restricted cash	23,678	2,661	2,161	2,161	2,161	2,390
Mortgage servicing rights(4)	113,516	101,944	67,312	61,622	54,676	51,430
Loans held for sale	717,030	230,150	84,719	285,322	296,530	172,847
Other assets	61,685	43,798	44,599	9,093	7,342	11,181

Total Assets	$937,682	$411,365	$224,333	$370,438	$388,629	$276,650
Warehouse notes payable	695,216	232,552	82,452	285,303	296,027	173,959
Notes payable	—	—	—	2,138	—	10,000
Risk share liability	31,252	6,833	5,891	2,899	1,293	922
Other liabilities	67,637	39,706	46,453	13,557	26,158	44,802

Total Liabilities	$794,105	$279,091	$134,796	$303,897	$323,478	$229,683
Total equity	$143,577	$132,274	$89,537	$66,541	$65,151	$46,967

(1)
Summary financial data for the Successor includes balance sheet data as of December 31, 2011 and 2010, and income statement data for the year ended December 31, 2011 and for the four-month period September 1, 2010 through December 31, 2010.

(2)
The summary financial data for the Predecessor includes balance sheet data as of August 31, 2010, November 30, 2009, 2008 and 2007. The income statement data is for the nine-month period from December 1, 2009 through August 31, 2010, and years ended November 30, 2009, 2008, and 2007.

(3)
Effective December 1, 2009, CWCapital changed its accounting policy to recognize the fair value of rate lock agreements ("rate locks"), commitments to sell securities and commitments to sell loans at inception, which includes the fair value of all future cash flows. Please refer to "CWCapital Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies" for further information.

(4)
The Predecessor elected the amortization method to account for mortgage servicing rights ("MSRs") subsequent to initial recognition. The Successor elected to measure and carry its MSRs using the fair value option.

(5)
No provision has been made in CWCapital's financial statements for federal income taxes because CWCapital is a disregarded entity for federal tax purposes and its results are included in Galaxy's tax filings with the Internal Revenue Service.

Summary Unaudited Pro Forma Condensed Combined Financial Information (page 94)

        The following summary pro forma condensed combined financial information is based on the respective historical statements of Walker & Dunlop and CWCapital after giving effect to the Acquisition described below and elsewhere in this proxy statement and the assumptions and adjustments described in the section entitled "Unaudited Pro Forma Combined Financial Information" beginning on page 94.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(In thousands, except share and per share data)

	March 31, 2012
	Walker & Dunlop	CWCapital	Pro Forma Adjustments			March 31, 2012 Pro Forma Combined
Assets
Cash and cash equivalents	$40,811	$24,165		$(27,440)	A	$37,536
Restricted cash	5,083	24,179				29,262
Pledged securities, at fair value	19,599	—				19,599
Loans held for sale, at fair value	268,207	267,585				535,792
Loans held for investment	6,947	—				6,947
Servicing fees and other receivables, net	15,140	6,622				21,762
Derivative assets	10,264	32,136				42,400
Mortgage servicing rights	142,621	115,052		5,598	B	263,271
Goodwill	—	—		75,211	F	75,211
Intangible assets—purchase related	—	—		3,402	D	3,402
Other assets	8,784	6,127		(1,800)	E	13,111

Total assets	$517,456	$475,866		$54,971		$1,048,293

Liabilities and Stockholders' Equity
Liabilities
Accounts payable and other accrued expenses	$56,216	$10,907		$75	D	$67,198
Performance deposits from borrowers	5,806	3,195				9,001
Derivative liabilities	762	20,878				21,640
Guaranty obligation, net of accumulated amortization	10,447	—		5,598	B	16,045
Allowance for risk-sharing obligations	14,522	29,421				43,943
Warehouse notes payable	236,685	260,732				497,417
Notes payable	22,969	—		60,031	A	83,000

Total liabilities	$347,407	$325,133		$65,704		$738,244

Equity
Stockholders' equity:
Preferred share.	$—	$—	$			$—
Common stock, $0.01 par value.	218	—		116	C	334
Additional paid-in capital	81,747	105,280		34,604	C	221,631
Retained earnings	88,084	45,453		(45,453)	C	88,084

Total stockholders' equity	$170,049	$150,733		$(10,733)		$310,049

Commitments and contingencies

Total liabilities and stockholders' equity	$517,456	$475,866		$54,971		$1,048,293

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2012

  A)
  To reflect the planned financing and cash consideration payment of $80 million upon consummation of the Acquisition, as well as a $7.5 million increase to the cash consideration pursuant to the terms of the excess working capital adjustment outlined in the Purchase Agreement, as of March 31, 2012. The level of working capital held by CWCapital is expected to fluctuate significantly and is expected to more closely approximate the target working capital, as defined in the Purchase Agreement, at the time of the Acquisition closing. Additionally, in conjunction with the closing of the Acquisition, we plan to repay our existing term debt with proceeds obtained through the Commitment Letter, increasing the total term debt outstanding at the close of the Acquisition to $83 million.

  B)
  To reflect the gross presentation of the guaranty obligation associated with Fannie Mae DUS loans with risk-sharing obligations. CWCapital historically recorded the guaranty obligation as a component of the fair value of the associated mortgage servicing right ("MSR") resulting in a net MSR presentation; however, Walker & Dunlop records and presents the MSR and the guaranty obligation as an asset and a liability, respectively. The adjustment reflects the manner in which the MSRs and guaranty obligation will be presented following the consummation of the Acquisition.

  C)
  To reflect the value of the Common Stock to be issued to CW Financial as partial consideration ($140 million, based upon the preliminary purchase price consideration) and the elimination of CWCapital's member's net equity balances.

  D)
  To reflect the preliminary purchase price allocation recognition of certain intangible assets and liabilities—above market lease liability, below market lease asset and a mortgage pipeline asset. The above and below market lease asset and liability reflect our estimation of the fair value of certain leases that will be assumed upon closing of the Acquisition and, upon closing, are expected to be amortized over the remaining lives of the respective leases. The mortgage pipeline asset recognized reflects the estimated fair value of the origination related fees and MSRs related to the loan applications and leads currently being processed by CWCapital. Due to the short lifecycle from application through rate lock, loan funding and subsequent sale, significant fluctuation is expected in the underlying application pipeline, and as a result, the value attributed to this asset at consummation of the Acquisition and final purchase price allocation may differ materially from the estimate provided herein.

  E)
  To reflect the adjustment to values of certain intangible, prepaid and other assets based upon estimated fair value in the business combination.

  F)
  To reflect the establishment of goodwill of $75.2 million estimated as a result of the preliminary purchase price allocation detailed below.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
For the three months ended March 31, 2012
(In thousands, except share and per share data)

	Walker & Dunlop	CWCapital	Pro Forma Adjustments			Pro Forma Combined
Revenues
Gains from mortgage banking activities	$19,802	$24,852	$			$44,654
Servicing fees	9,379	7,742				17,121
Net warehouse interest income	937	830				1,767
Escrow earnings and other interest income	539	351				890
Other	3,745	1,207				4,952

Total revenues	$34,402	$34,982		$—		$69,384

Expenses
Personnel	$11,641	$12,366	$			$24,007
Amortization and depreciation	7,259	290				7,549
Provision for risk-sharing obligations	1,224	(1,257)				(33)
Fair value losses—MSRs, net	—	12,875				12,875
Interest expense on corporate debt	168	—		579	1	747
Other operating expenses	4,616	3,744				8,360

Total expenses	$24,908	$28,018		$579		$53,505

Income from operations	$9,494	$6,964		$(579)		$15,879
Income tax expense	3,655	—		2,458	2	6,113

Net income	$5,839	$6,964		$(3,037)		$9,766

Basic and diluted earnings per share	$0.27					$0.29

Diluted earnings per share	$0.27					$0.29

Basic weighted average shares outstanding	21,750,573			11,647,255		33,397,828

Diluted weighted average shares outstanding	21,848,280			11,647,255		33,495,535

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
For the year ended December 31, 2011
(In thousands, except share and per share data)

	Walker & Dunlop	CWCapital	Pro Forma Adjustments			Pro Forma Combined
Revenues
Gains from mortgage banking activities	$102,712	$102,454	$			$205,166
Servicing fees	33,581	22,869				56,450
Net warehouse interest income	4,198	2,886				7,084
Escrow earnings and other interest income	1,474	1,730				3,204
Other	10,385	3,701				14,086

Total revenues	$152,350	$133,640		$—		$285,990

Expenses
Personnel	$51,162	$48,429	$			$99,591
Amortization and depreciation	22,514	96				22,610
Provision for risk-sharing obligations	4,724	1,689				6,413
Fair value losses—MSRs, net	—	40,183				40,183
Interest expense on corporate debt	823	—		2,372	1	3,195
Other operating expenses	16,466	17,376				33,842

Total expenses	$95,689	$107,773		$2,372		$205,834

Income from operations	$56,661	$25,867		$(2,372)		$80,156
Income tax expense	21,797	—		9,063	2	30,860

Net income	$34,864	$25,867		$(11,435)		$49,296

Basic and diluted earnings per share	$1.61					$1.48

Diluted earnings per share	$1.60					$1.48

Basic weighted average shares outstanding	21,621,534			11,647,255		33,268,789

Diluted weighted average shares outstanding	21,747,672			11,647,255		33,394,927

Notes to Unaudited Pro Forma Condensed Combined Statements of Income For the Three Months Ended March 31, 2012, and For the Year Ended December 31, 2011

  1)
  To reflect the additional interest expense associated with the financing expected to be obtained pursuant to the Commitment Letter, as if the $83 million aggregate borrowings had been outstanding as of January 1, 2011 under the terms of the Commitment Letter. The pro forma adjustment depicts the increased interest expense costs in excess of Walker & Dunlop's interest expense related to the term debt, which we plan to repay at the close of the Acquisition.

  2)
  To reflect the provision for income taxes related to pro forma adjustments included in the pro forma combined statements of income at Walker & Dunlop's effective combined income tax rate. No provision has been made in CWCapital's financial statements for federal income taxes as CWCapital is a disregarded entity for federal tax purposes and its results are included in Galaxy's tax filings with the Internal Revenue Service. Therefore, the tax obligation has been reflected on Galaxy's financial statements. Following the closing of the Acquisition, all earnings will be included in Walker & Dunlop's tax filings and will be the obligation of Walker & Dunlop.

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

        This proxy statement contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected synergies and other anticipated benefits of our Acquisition, the expected future operating results of the combined company, the expected timing of completion of the Acquisition and other of our expectations, beliefs, plans, intentions and strategies. We have tried to identify these statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "expect," "intend," "may," "plan," "predict," "project" and "will" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management's expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management's control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including the following:

Relating to the Acquisition and Share Issuance Proposal

  •
  the risk that the Acquisition is not completed on a timely basis or at all;

  •
  the ability to integrate CWCapital into our business successfully and the amount of time and expense spent and incurred in connection with the integration;

  •
  the risk that the economic benefits and other synergies that we anticipate as a result of the Acquisition are not fully realized or take longer to realize than expected;

  •
  the risk that certain risks and liabilities associated with the Acquisition have not been discovered;

  •
  the risk that we or CWCapital may be unable to obtain antitrust or other regulatory clearance required for the transaction, or that required antitrust or other regulatory clearance may delay the transaction or result in the imposition of conditions that could adversely affect the operations of the combined company or cause the parties to abandon the Acquisition;

  •
  the risk that any necessary quasi-governmental approvals or other third party consents may not be obtained, that the Financing may not be consummated or that other conditions of the Acquisition are not satisfied;

  •
  limitations imposed by our credit facilities;

  •
  the impact of the issuance of our Common Stock as consideration for the Acquisition on our current holders of Common Stock, including dilution of their ownership and voting interests;

  •
  adverse effects on the market price of our Common Stock caused by the sale of such stock held by CWCapital stockholders following the Acquisition;

  •
  the effect of the Acquisition on our and CWCapital's relationship with our and their respective clients, customers, vendors and personnel; and

  •
  adverse effects on the market price of our Common Stock and on our operating results because of a failure to complete the Acquisition.

Relating to our Business Generally

  •
  intense competition;

  •
  the loss of servicing contracts;

  •
  changes in our relationship with loan originators;

  •
  adverse litigation judgments or settlements;

  •
  changes in general economic and business conditions or demographic trends;

  •
  the impact of public and private regulations;

  •
  the financial difficulties or bankruptcy of our major clients;

  •
  insurance losses that are worse than expected or adverse events not covered by insurance;

  •
  extraordinary events affecting real estate lending, including emergency safety measures, military or terrorist attacks, cyber terrorism and natural disasters;

  •
  uncertainty in the credit markets;

  •
  availability, terms and deployment of capital; and

  •
  our ability to obtain credit on acceptable terms.

        Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the section below entitled "Risk Factors" beginning on page 69 and in our Annual Report on Form 10-K for the year ended December 31, 2011 and in our Quarterly Reports on Form 10-Q and other reports we have filed with the SEC since December 31, 2011, which are incorporated by reference herein. See the section entitled "Where You Can Find More Information" beginning on page 110 for more information about the documents incorporated by reference in this proxy statement.

        All of our forward-looking statements should be considered in light of these factors. All of our forward-looking statements speak only as of the date they were made, and we undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events or otherwise, except as may be required under applicable securities laws and regulations. Any forward-looking statements in this proxy statement are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements.

 WALKER & DUNLOP SPECIAL MEETING

        We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting of stockholders to be held on [    •    ], 2012, and at any adjournment, postponement or continuation thereof. This document is first being mailed to our stockholders on or about [    •    ], 2012.

Date, Time and Place

        The Special Meeting of our stockholders will be held at the Hilton Garden Inn, 7301 Waverly Street, Bethesda, Maryland 20814 on [    •    ], 2012 at 9:00 a.m. local time.

Purpose of the Special Meeting

        At the Special Meeting, our stockholders will be asked to approve the issuance of a number of shares expected to equal 11,647,255 shares of Common Stock, subject to adjustment as described below under "The Purchase Agreement" on page 44, as partial consideration in connection with the acquisition by our wholly owned operating subsidiary, the Purchaser, of all of the limited liability company membership interests in CWCapital from the Seller for aggregate consideration, net of certain expenses and adjustments, of approximately $220 million. Of the $220 million, $80 million will be paid in cash from the Purchaser, and the remaining $140 million will be paid through the issuance of Common Stock. This proposal is referred to in this proxy statement as the Share Issuance Proposal.

        You are also being asked to (1) approve an amendment to our Equity Incentive Plan to (i) increase the number of shares reserved for issuance by 3,370,000 shares; (ii) change the individual limits to (A) 600,000 shares for grants of stock options and SARs in any single calendar year, (B) 600,000 shares for awards other than stock options and SARs in any single calendar year, (C) three million dollars ($3,000,000) for the maximum amount that may be earned as an annual incentive award or other cash award in any calendar year in respect of performance, and (D) seven million dollars ($7,000,000) for the maximum amount that may be earned as a performance award or other cash award by any one person in any calendar year in respect of performance; (iii) add additional performance measures that may be used as performance goals; and (iv) extend the termination date of the Equity Incentive Plan until the tenth anniversary of the Special Meeting; and (2) re-approve material terms and conditions relating to performance-based compensation under the Equity Incentive Plan. This proposal is referred to in this proxy statement as the Plan Amendment Proposal.

        You also are being asked to consider and vote on a proposal to adjourn the special meeting, for up to 20 additional days, solely to the extent necessary to solicit additional proxies if there are insufficient votes to approve the Share Issuance Proposal at the time of the Special Meeting, which is referred to in this proxy statement as the Adjournment Proposal.

        We are seeking stockholder approval of the Share Issuance Proposal to satisfy our obligations under Section 312.03(c) of the NYSE Listed Company Manual, which requires stockholder approval prior to the issuance of Common Stock, or securities convertible or exchangeable for Common Stock, if the issuance would constitute more than 20 percent of the total number of shares of Common Stock outstanding before the issuance. If the Acquisition is completed, we will issue the Stock Consideration to CW Financial, which we anticipate will represent approximately 34 percent, on a fully-diluted basis, of the total number of shares of our Common Stock issued and outstanding immediately following the consummation of the Acquisition. In addition, the Acquisition may be classified as a change of control under applicable NYSE rules because of, among other things, the addition of two new directors to our Board who are designated for appointment by CW Financial and the issuance of over 20 percent of our Common Stock as the Stock Consideration. To the extent of such classification, if any, we are also seeking stockholder approval to satisfy our obligations under Section 312.03(d) of the NYSE Listed

Company Manual, which requires stockholder approval prior to the issuance of securities in connection with a change of control.

        In addition, we are seeking stockholder approval of the Plan Amendment Proposal, as required by Section 303A.08 of the NYSE Listed Company Manual, because it is a "material revision" to an "equity compensation plan" (which includes a material increase in the number of shares available under the plan if the increase is not solely to reflect a reorganization, stock split, merger, spin-off or similar transaction).

        As of the date of this proxy statement, we do not know of any other matters that will be presented for consideration at the Special Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Special Meeting and call for a stockholder vote, valid proxies will be voted by the holders of the proxies in accordance with the recommendation of the Board or, if no recommendation is given, in their own discretion.

Record Date; Shares of Common Stock Outstanding and Entitled to Vote

        The record date for the Special Meeting is [    •    ], 2012. If you were a stockholder of record of our Common Stock at the close of business on the record date, you are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Our Common Stock is the only class of securities we have issued and outstanding. At the close of business on the record date, [    •    ] shares of our Common Stock were outstanding and entitled to vote. Stockholders are entitled to one vote on each matter submitted to stockholders at the Special Meeting for each share of our Common Stock held as of the record date.

Vote Required

        Each of the Share Issuance Proposal and the Plan Amendment Proposal must be approved by the affirmative vote of the holders of a majority of the votes cast at the Special Meeting, provided that total votes cast (either for, against or abstaining) on the proposal represent over 50 percent of all outstanding securities entitled to vote on the proposal. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. A properly executed proxy marked "Abstain" with respect to the Share Issuance Proposal or the Plan Amendment Proposal will be counted for purposes of determining whether there is a quorum and will have the effect of a vote AGAINST such proposal. Abstentions will have no effect on the Adjournment Proposal.

Quorum

        A quorum of stockholders is necessary to hold a valid meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. We will include abstentions in the calculation of the number of shares considered to be present at the Special Meeting, including for purposes of determining the presence of a quorum. Broker non-votes will not be counted as present for purposes of determining whether there is a quorum at the Special Meeting.

        Neither the Share Issuance Proposal nor the Plan Amendment Proposal can be approved unless the total votes cast (either for, against or abstaining) on the proposal represent over 50 percent of all outstanding securities entitled to vote on the proposal. Accordingly, a failure to cast a vote for either proposal or a broker non-vote on either proposal could have the effect of a vote against the proposal if such failure to cast a vote or broker non-vote results in the total number of votes cast on the proposal not representing over 50 percent of all shares of Common Stock entitled to vote on the proposal.

Voting Your Shares

        If you hold your shares of Common Stock directly (i.e., not in a bank or brokerage account), you may vote by completing and returning the accompanying proxy card or by attending the meeting and voting in person.

        If your shares of Common Stock are held in street name, you should follow the voting instructions provided to you by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by the internet or by telephone to your broker or nominee. If you provide specific instructions, your broker or nominee should vote your shares of Common Stock as directed. Additionally, if you want to vote in person and hold your shares in street name, you will need a legal proxy from your broker to vote at the Special Meeting.

        When you vote by signing and returning the proxy card, you appoint William M. Walker and Deborah A. Wilson as your representatives to vote your Common Stock at the Special Meeting. Mr. Walker and Ms. Wilson, or either of them, will vote your Common Stock as you instruct on your proxy card. Accordingly, your Common Stock will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we encourage you to vote by signing and returning your proxy card in advance.

        In order for your proxy to be validly submitted and for your shares to be voted in accordance with your proxy, we must receive your mailed proxy by [    •    ], on [    •    ], 2012. Additionally, telephone and Internet voting for stockholders will close at 11:59 p.m. (EDT), on [    •    ], 2012.

        You may change or revoke a previously granted proxy at any time before it is exercised by either (i) submitting a later-dated proxy, in person at the Special Meeting or by mail, or (ii) delivering instructions to our Secretary at our principal executive offices located at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814. Please note that attendance at the meeting will not, in itself, constitute revocation of a previously granted proxy.

        If your shares of Common Stock are held in street name, then you may submit new voting instructions by contacting your broker or nominee. You may also vote in person at the Special Meeting if you obtain a legal proxy from your broker as described above.

        Your vote is very important to us. Even if you plan to attend the Special Meeting, we encourage you to read this proxy statement and the documents incorporated by reference in this proxy statement and submit your vote promptly so that your shares will be represented and voted in accordance with your instructions.

Broker Non-Votes

        Brokers holding shares of stock for beneficial owners have the authority to vote on certain "routine" matters, in their discretion, in the event they have not received instructions from the beneficial owners. However, when a proposal is not a "routine" matter and a broker has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the broker may not vote the shares for that proposal. A "broker non-vote" occurs when a broker holds shares for a beneficial owner, in a fiduciary capacity, but does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from such beneficial owner.

        The Share Issuance Proposal and the Plan Amendment Proposal are not considered "routine" matters. Accordingly, if you do not provide voting instructions to your broker with respect to each proposal, the broker is prohibited from voting your shares with respect to these proposals. A failure to cast a vote for either proposal or a broker non-vote on either proposal will have the effect of a vote against the proposal if such failure to cast a vote or broker non-vote results in the total number of votes cast on the proposal not representing over 50 percent of all shares of Common Stock entitled to vote on the proposal.

Adjournments and Postponements

        Although it is not currently expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any signed proxies received by Walker & Dunlop in which no voting instructions are provided on such matter will be voted "FOR" the Adjournment Proposal. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Proxy Solicitation Costs

        We will bear the costs of soliciting proxies from the holders of our Common Stock. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers and selected other employees telephonically, electronically or by other means of communication. Directors, officers and employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

Recommendation of our Board

        AFTER CAREFUL CONSIDERATION, OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

FOR	THE SHARE ISSUANCE PROPOSAL TO AUTHORIZE THE ISSUANCE OF SHARES OF OUR COMMON STOCK IN CONNECTION WITH THE ACQUISITION;
FOR	THE PLAN AMENDMENT PROPOSAL TO AMEND THE EQUITY INCENTIVE PLAN AND RE-APPROVE MATERIAL TERMS AND CONDITIONS RELATING TO PERFORMANCE-BASED COMPENSATION; AND
FOR	THE ADJOURNMENT PROPOSAL.

PROPOSAL 1:
SHARE ISSUANCE PROPOSAL: ISSUANCE OF SHARES OF OUR COMMON STOCK IN
CONNECTION WITH OUR PROPOSED ACQUISITION OF CWCAPITAL

THE ACQUISITION

        At the Special Meeting, our stockholders will be asked to consider and vote upon a proposal to approve the issuance of our Common Stock in connection with the Acquisition. Set forth below in this section, and in the section entitled "The Purchase Agreement" beginning on page 44, is a discussion of the Acquisition, including a description of the terms and conditions of the Purchase Agreement. You should review these sections carefully in connection with your consideration of the proposal.

General Description of the Acquisition

        On June 7, 2012, Walker & Dunlop, the Purchaser, CW Financial and CWCapital, entered into the Purchase Agreement, providing for the acquisition of CWCapital by the Purchaser. See "The Purchase Agreement" beginning on page 44.

        Pursuant to the Purchase Agreement, and subject to the terms and conditions thereof, CW Financial, as the sole owner of the limited liability company interest of CWCapital, will be entitled to receive aggregate consideration of $220 million, subject to certain adjustments, consisting of (i) a cash payment of $80 million, to be made through a combination of existing capital and debt financing anticipated to be obtained, and (ii) a non-cash payment equal to the Stock Consideration (as defined below). The "Stock Consideration" is expected to equal 11,647,255 shares of the Common Stock. To mitigate the risk to the Company and CW Financial associated with any potentially significant increase or decrease, respectively, in the price of the Common Stock between the date of the Purchase Agreement and the Closing Date, the parties have agreed that the number of shares constituting the Stock Consideration will be fixed at 11,647,255 shares (and the Common Stock price at $12.02) within a "collar" of a 30 percent upward or downward fluctuation in the volume weighted average price of the Common Stock. However, if (a) the volume weighted average NYSE trading price of the Common Stock during the 20 consecutive trading days immediately preceding the third trading day prior to the Closing Date (the "Closing Share Value") is greater than $15.62 (i.e., more than 30 percent greater than $12.02), then the Stock Consideration will equal the number of shares of Common Stock equal to $182 million divided by the Closing Share Value, or (b) the Closing Share Value is less than $8.41 (i.e., more than 30 percent less than $12.02), then the Stock Consideration will equal the number of shares of Common Stock equal to $98 million divided by the Closing Share Value. The Stock Consideration's 30 percent-two-way collar may be illustrated as follows:

Closing Share Value Range	Number of Shares Constituting Stock Consideration
Less than $8.41	$98 million ÷ Closing Share Value
$8.41 - $15.62	11,647,255 shares
Greater than $15.62	$182 million ÷ Closing Share Value

The Companies

Walker & Dunlop

        Through its indirect operating subsidiary, the Purchaser, Walker & Dunlop is one of the leading commercial real estate finance companies in the United States, with a primary focus on multifamily lending. As Fannie Mae DUS™, Freddie Mac Program Plus® and MAP- and LEAN-approved FHA lenders, the Multifamily and FHA Finance groups are focused on lending to property owners, investors, and developers of multifamily properties across the country. Walker & Dunlop's proprietary Interim Loan Program provides financing for multifamily properties that do not currently qualify for permanent financing. The Capital Markets group specializes in financing commercial real estate for owners and investors across the United States, securing capital from large institutions such as life insurance companies, commercial banks, CMBS lenders, pension funds and specialty finance companies. The Principal Investments group provides institutional advisory, asset management and investment management services with respect to debt, structured debt and equity.

        Walker & Dunlop is a Maryland corporation with principal executive offices at 7501 Wisconsin Avenue, Suite 1200E, Bethesda, MD. Our telephone number is (301) 215-5500 and our Internet address is www.walkerdunlop.com.

Walker & Dunlop, LLC

        The Purchaser is a Delaware limited liability company and indirect wholly owned subsidiary of Walker & Dunlop. The Purchaser's principal executive offices are located in the principal executive offices of Walker & Dunlop, and the Purchaser may be reached by contacting Walker & Dunlop.

CWCapital LLC

        CWCapital, a Massachusetts limited liability company, is one of the leading commercial real estate finance companies in the United States, with a primary focus on multifamily lending. CWCapital's clients are owners and developers of commercial real estate across the country. CWCapital has approximately 180 employees located in 14 offices across the United States. CWCapital originates and sells multifamily mortgage loans pursuant to the programs of Fannie Mae and Freddie Mac, Ginnie Mae and HUD, with which CWCapital has long-established relationships. CWCapital is approved as a Fannie Mae DUSTM lender nationally, a Freddie Mac Program Plus lender in Massachusetts, Georgia, Alaska, California, Idaho, Oregon, Washington, New Jersey, the New York City metro area, Fairfield and New Haven counties in Connecticut, and Bucks, Chester, Delaware, Montgomery and Philadelphia counties in Pennsylvania and an approved Freddie Mac Targeted Affordable Housing lender. CWCapital is also a MAP lender nationally, and a Ginnie Mae issuer. CWCapital is also a rated servicer and master servicer and services commercial loans for a number of CMBS trusts. CWCapital is an operating subsidiary of CW Financial. CWCapital retains servicing rights and asset management responsibilities on substantially all loans that it sells to investors. The mailing address of the principal executive offices of CWCapital is CWCapital LLC, One Charles River Place, 63 Kendrick Street, Needham, MA 02494, and CWCapital's telephone number is (781) 707-9300.

CW Financial Services LLC

        CW Financial, a Delaware limited liability company, is the parent and sole owner of the limited liability company interest of CWCapital. CW Financial originates, invests in, manages and advises on commercial and multifamily real estate debt products. The mailing address of the principal executive offices of CW Financial is CW Financial Services LLC, 555 Fifth Avenue, New York, New York 10017, and CW Financial's telephone number is (212) 838-9899.

Background of the Acquisition

        Our Board and management periodically review and evaluate potential strategic opportunities to enhance stockholder value.

        On May 4, 2012, at the direction of Charles Spetka, Chief Executive Officer of CW Financial, and Wesley Edens, Co-Founder, Principal and Co-Chairman of the Board of Fortress, Shekar Narasimhan, the Managing Partner of Beekman Advisors, Inc. ("Beekman Advisors"), strategic advisor to CW Financial, telephoned William Walker, Chairman, President and Chief Executive Officer of the Company, to ask if he was available for a meeting in New York, NY on Monday, May 7, 2012. Mr. Walker was told the meeting was at the request of Messrs. Spetka and Edens. The purpose of the meeting was to discuss CWCapital, a subsidiary of CW Financial, which is a portfolio company of funds managed by affiliates of Fortress, and the Company's potential interest in acquiring CWCapital.

        On May 7, 2012, Messrs. Walker, Edens and Narasimhan met at Fortress's offices in New York. During the course of the discussion, Messrs. Edens and Walker discussed their similar vision of the future of the real estate finance industry and multifamily finance in particular. They also discussed, in general terms, the potential structure for a proposed acquisition of CWCapital by the Company, including the purchase price consisting of both cash and stock. They agreed to enter into an initial confidentiality agreement to allow them to continue discussions regarding a possible business transaction that would involve the Company acquiring CWCapital.

        On May 8, 2012, at a previously scheduled meeting of our Board, Mr. Walker informed the Board of the potential transaction and provided background on CWCapital.

        On May 10, 2012, we entered into a confidentiality agreement with Galaxy, the indirect parent company of CW Financial, and discussed a tentative timeline for the transaction. Also on May 10, 2012, representatives and advisors of the Company requested preliminary information regarding CWCapital and had conversations with CW Financial's representatives and advisors. Employees of the Company, along with its financial advisor, KBW, began to review the information provided by CW Financial. Mr. Spetka assembled a team, including Carla Stoner, Executive Vice President and Chief Financial Officer, and Scott Spelfogel, Executive Vice President and General Counsel of CW Financial to assist in providing financial and diligence materials to the Company in its evaluation of a potential transaction.

        Between May 10, 2012 and May 16, 2012 representatives and advisors of the Company continued to have conversations with CW Financial's representatives about diligence materials and to review CWCapital documents. On May 11, 2012, Mr. Walker and Aaron Perlis, Senior Vice President of Business Development for the Company, spoke with KBW representatives to discuss initial due diligence findings. The KBW representatives and Mr. Perlis also held a teleconference with John Cibinic, Partner, of Beekman Advisors, on May 11, 2012 to request additional diligence materials.

        On May 14, 2012, Ms. Deborah Wilson, Executive Vice President and Chief Financial Officer of the Company, Mr. Perlis, and KBW representatives, held a teleconference with Ms. Stoner and other representatives of CW Financial to discuss the potential transaction and related accounting policies.

        On May 15, 2012, Ms. Wilson, along with Messrs. Walker and Perlis, and KBW representatives held a teleconference to discuss the valuation of CWCapital based on the information provided to date and the analysis performed by the Company and KBW.

        On May 16, 2012, Messrs. Walker and Perlis, KBW representatives and Ms. Wilson held a teleconference on CWCapital's valuation and proposed transaction terms. Later that day, KBW representatives and Mr. Narasimhan spoke via telephone to discuss a preliminary acquisition proposal from the Company.

        On May 17, 2012, Messrs. Walker and Edens spoke via telephone. During the call, Mr. Walker outlined the general terms for the Company to acquire CWCapital. Mr. Walker proposed a purchase price of $230 million, to be paid 70 percent in stock and 30 percent in cash, with the stock consideration being subject to restriction on sale during the first six months after closing of the acquisition. Mr. Walker also proposed to provide CW Financial with the right to appoint two members to our Board, contingent upon the addition of a third new director to ensure the Board's independence. Messrs. Walker and Edens agreed to execute a more comprehensive confidentiality agreement and to proceed with discussions. Mr. Walker updated our Board on the proposed acquisition terms discussed above, negotiations, due diligence and proposed timeline. Later that day, the Company executed another confidentiality agreement with Galaxy to further discussions. We engaged Arnold &

Porter LLP as our counsel on May 17, 2012, and CW Financial engaged Sidley Austin LLP as its counsel on May 17, 2012.

        On May 18, 2012, Messrs. Walker, Narasimhan and Spetka met at the Company's offices in Bethesda, and KBW representatives held a teleconference with them to discuss matters relating to the potential acquisition, including the same terms discussed between Mr. Edens and Mr. Walker during the previous day. On the same day, the Company provided access to an electronic data room to CW Financial and its representatives. From May 18, 2012 to June 1, 2012, representatives and advisors of the Company and CW Financial exchanged information, had phone calls and in person meetings with follow up requests for information, conducted due diligence and continued to evaluate and discuss the terms of a potential transaction.

        On May 24, 2012, Messrs. Walker, Narasimhan and Michael Berman, Chief Executive Officer of CWCapital, met at Arnold & Porter LLP's offices in Washington, DC to discuss Mr. Berman's current role with CWCapital and his expected role with the combined company. In addition they discussed the importance of the human capital at each company and the companies' similar cultures.

        On May 25, 2012, CW Financial provided to the Company a written, preliminary non-binding term sheet summarizing the general terms and conditions for the transaction, as discussed on the May 17, 2012 telephone conversation between Messrs. Walker and Edens described above. CW Financial proposed a $230 million purchase price, to be paid 65 percent in stock ($149.5 million) and 35 percent in cash ($80.5 million), with a prohibition on any resale of the stock portion of the consideration during the first six months after closing of the acquisition. This cash and stock composition represented a 5 percent decrease in stock consideration and a 5 percent increase in the cash consideration as compared to what had been previously discussed between CW Financial and the Company. The term sheet introduced (i) the volume weighted average method for determining the stock price and resulting shares to be issued, and (ii) a transition services agreement between CW Financial and the Company (covering certain shared services, including accounting and information technology, to help CWCapital transition away from CW Financial) for a to-be-agreed upon time after the closing of the transaction. The term sheet also provided CW Financial with the right to appoint two members to our Board, as previously proposed by the Company.

        On May 26, 2012, Mr. Walker sent correspondence to our Board providing them with an update on due diligence and negotiations.

        On May 28, 2012 and May 29, 2012, representatives of Sidley Austin LLP and Arnold & Porter LLP had telephonic conferences to discuss the preliminary non-binding term sheet. Messrs. Walker, Perlis, Spetka, Narasimhan and Cibinic also met on May 29, 2012 to further negotiate the terms of the proposed transaction. The key terms discussed were transaction-related costs and transition services. Following such conversations, Arnold & Porter LLP commenced preparing initial drafts of the Purchase Agreement and related documents.

        On May 31, 2012, Ms. Wilson and Messrs. Walker and Perlis, along with KBW representatives, had several teleconferences during which valuation and potential synergies were discussed. The valuation discussions focused on refining the financial assumptions for CWCapital based on the Company's due diligence findings. In view of these findings, the Company revised its offer by reducing the aggregate consideration to be paid by $10 million to reach a new purchase price of $220 million. In association with this reduction, however, the Company determined to keep the cash component static at $80 million (36 percent) and reduce the stock portion to $140 million (64 percent).

        Based on the Company's valuation of CWCapital in light of its diligence, on June 1, 2012, Messrs. Edens and Walker met to continue discussions regarding the acquisition price. At that time, Messrs. Edens and Walker agreed to a purchase price of $220 million consisting of $80 million in cash and $140 million in stock. Company representatives then met with Mr. Spetka and other representatives and advisors of CW Financial. The discussion focused on the business and culture of CWCapital and the Company.

        On June 1, 2012, our Board held a special meeting to discuss the status of the potential acquisition. Mr. Walker provided the Board with an overview of the previously described discussions with Messrs. Edens and Spetka. Mr. Walker also provided an overview of the meeting that had occurred earlier in the day with representatives from CW Financial and Beekman Advisors. Our Board discussed with our management and financial advisor diligence findings, the strategic rationale for the acquisition, potential acquisition synergies, risk factors associated with the acquisition and a timeline for executing acquisition documents and closing. Our Board also discussed how the acquisition would create shareholder value and endorsed the strategy of acquiring CWCapital on the terms discussed at the meeting.

        On June 2, 2012, Arnold & Porter LLP distributed proposed drafts of the Purchase Agreement, Voting Agreement, Closing Agreement and Registration Rights Agreement to Sidley Austin LLP.

        Commencing on June 4, 2012 through June 7, 2012, the Company and CW Financial, along with their legal counsel and financial advisors, met to negotiate the terms of the Purchase Agreement and related documentation, during which revised drafts of the transaction documents were circulated and discussed, and disclosure schedules to the Purchase Agreement were prepared and circulated. Key terms negotiated during these meetings, which are discussed in detail below under "The Purchase Agreement" on page 44, included (i) the net working capital calculation to be used at closing, (ii) the "collar" calculation and range regarding changes in the trading price of our Common Stock between signing and closing, (iii) the term for survival of representations and warranties and indemnifications, (iv) the terms for the exercise of CW Financial's registration rights and the Company's right of first offer with respect to the shares constituting the stock consideration for the acquisition, and (v) the terms of the standstill and non-compete provisions and periods for CW Financial and its affiliates.

        On June 4, 2012 and June 5, 2012, Mr. Walker provided the Board with updates regarding the transaction terms, the status of the transaction documents and the timeline for the proposed acquisition. During this time, Mr. Walker also informed Mallory Walker, the Company's second largest shareholder, of the terms of the transaction and had conversations with him about the terms of the Voting Agreement, and Mallory Walker agreed to keep confidential the information shared with him.

        Between June 5, 2012 and June 7, 2012, representatives and advisors of the Company and CW Financial also had discussions with representatives and advisors of Credit Suisse AG, parent of Column, the Company's largest shareholder, concerning Column's agreement to enter into a Voting Agreement in support of the Share Issuance Proposal and its agreement to modify certain provisions in its existing registration rights agreement with the Company to effectuate the proposed Registration Rights Agreement between the Company and CW Financial.

        On June 7, 2012, our Board held a meeting at which it reviewed the proposed final terms and financial aspects of the Acquisition. Prior to the meeting, our Board consulted with management, was furnished with written summaries of the principal terms of the primary acquisition documents, and reviewed the proposed final drafts of such documents. At this meeting, KBW reviewed with our Board its financial analyses of the consideration payable by Walker & Dunlop in connection with the Acquisition. Also at this meeting, KBW delivered to our Board an oral opinion, confirmed by delivery of a written opinion dated June 7, 2012, to the effect that, as of that date and based on and subject to various assumptions and limitations described in the opinion, the consideration to be paid by the Company in connection with the Acquisition was fair, from a financial point of view, to us. After discussion and deliberation based upon the information considered during its evaluation of the Acquisition, our Board, by unanimous vote, determined that the Purchase Agreement and related transaction documents and the transactions contemplated thereby were advisable and in the best interests of the Company and determined to recommend that the Company's stockholders approve the Share Issuance Proposal.

        On June 7, 2012, the board of managers of each of CWCapital and CW Financial executed written consents authorizing CWCapital and CW Financial, respectively, to enter into the Purchase Agreement and the transactions contemplated thereby and Mr. Spetka executed the Purchase Agreement on behalf of CW Financial.

        On June 7, 2012, the Company entered into the Purchase Agreement with the Purchaser, CWCapital and CW Financial. On the morning of June 8, 2012, the Company issued a press release announcing the Acquisition.

Board Recommendation

        At the June 7, 2012 meeting, our Board unanimously adopted and approved the Purchase Agreement and believes that the Purchaser's acquisition of CWCapital pursuant to the terms of the Purchase Agreement, including the proposed issuance of shares of our Common Stock in connection with the Acquisition, is in our best interest and in our stockholders' best interests. Accordingly, our Board unanimously recommends that you vote FOR the proposal to authorize the issuance of shares of our Common Stock in connection with the Acquisition.

Reasons for the Acquisition

        As described above in the section entitled "The Acquisition—Background of the Acquisition," our Board, in evaluating the Acquisition, the Purchase Agreement and the related stock issuance, consulted with our management and legal and financial advisors, and, in reaching its decision to approve the Acquisition and the Purchase Agreement, our Board discussed and considered a variety of factors weighing positively in favor of the Acquisition, including but not limited to, the following:

        Strategic Benefits.    Our Board considered management's view that our purchase of CWCapital would result in a combined company with an enhanced national origination platform, significantly larger servicing portfolio and broader scale of operations than we have on a standalone basis.

        CWCapital's Businesses, Operating Results, Financial Condition and Management.    Our Board considered information with respect to the businesses, operating results and financial condition of CWCapital, on both a historical and prospective basis, and the quality, breadth and experience of CWCapital's senior management. Our Board considered the following factors, among others:

  •
  CWCapital's loan origination and underwriting capabilities, including its origination growth by loan product type since 2009 and the strong historic performance of its at-risk originated servicing portfolio;

  •
  the size and volume by product type of CWCapital's servicing portfolio; and

  •
  CWCapital's quality employees.

        Consideration.    Our Board evaluated the consideration, taking into account its total value and composition and accretion to earnings per share without synergies. The type and amount of consideration payable in the Acquisition, as approved by our Board, were determined through negotiations between us and CW Financial, and were not the result of recommendations made by any financial advisor.

        Financing of the Acquisition.    Our Board considered our expectation that we can finance the Cash Consideration portion of the transaction on favorable terms and maintain a conservative financial position and sound capital structure following the completion of the Acquisition. The Company, the Purchaser, and Walker & Dunlop Multifamily, Inc. (which is the direct parent of the Purchaser) are parties, as borrowers, to an Amended and Restated Credit Agreement, originally dated as of January 30, 2009 (as amended and in effect, the "Term Loan Agreement"), with Bank of America, N.A. ("Bank of America"), as Administrative Agent and Collateral Agent, and Bank of America and PNC Bank, National Association, successor to National City Bank, as the lenders thereunder. In order to finance the Cash Consideration payable at the Closing, the Company requested Bank of America (as Administrative Agent and as a lender) and, pursuant to a commitment letter (the "Commitment Letter"), Bank of America has agreed, to commit to amend or replace the Term Loan Agreement in order to provide for an increase in the amount of the borrowings thereunder to the aggregate sum of $83 million, subject to the terms and conditions therein. Substantially all of the proceeds of such term loan will be used solely for the purposes of the Acquisition. See "The Financing" beginning on page 67.

        Terms of the Purchase Agreement and the Closing Agreements.    In addition to evaluating the reasonableness of the consideration, our Board considered the overall terms of the Purchase Agreement, including the parties' respective representations, warranties, covenants and conditions to their respective obligations in such agreement. In particular, our Board noted the fact that CW Financial is obligated to indemnify us for a number of items, including, among others, adverse consequences resulting from breaches of representations, warranties and covenants, pre-closing and straddle period tax liabilities and certain indebtedness-related expenses. Our Board also noted that the Purchase Agreement provides that, following the Closing, CW Financial will have the ability to designate two individuals for nomination and appointment to our Board. Our Board considered that each such designee (1) will be required to furnish a completed director and officer questionnaire with respect to the background and qualifications of such designee, (2) will be subject to a background check in a manner consistent with background checks customarily engaged in by us for prospective new members of our Board, (3) will make himself or herself available for interviews by our Board and (4) may be denied appointment if our Board determines in good faith, after consideration by the Nominating and Governance Committee of our Board and consultation with outside legal counsel, that such individuals' appointment would constitute a breach of its fiduciary duties. Our Board also considered its ability under the Purchase Agreement to withdraw its recommendation that our stockholders vote in favor of the issuance of shares of our Common Stock in connection with the Acquisition if it determines in good faith, based on such matters as it deems relevant and based on the advice of its outside legal counsel, that the failure to change its recommendation would result in a breach of its fiduciary duties. See "The Purchase Agreement" beginning on page 44.

        Our Board also considered the overall terms of the Closing Agreement between the Company, CWCapital and CW Financial, including the provisions in that agreement designed to provide protection to our Board and the holders of our outstanding Common Stock against potential actions by CW Financial and its subsidiaries. In particular, our Board noted that CW Financial and its subsidiaries will generally be subject to "standstill" provisions for the period during which CW Financial has a right to appoint Board designees. Additionally, our Board noted that CW Financial and its subsidiaries will be subject to restrictive covenants, including non-compete, non-solicitation, confidentiality and non-disparagement covenants, for a period of two years after the Acquisition. See "Closing Agreement" beginning on page 63.

        Restrictions on Resales of Stock Issued in the Acquisition; Terms of the Closing Agreement.    Another important consideration for our Board was the fact that the shares issued in connection with the Acquisition will be "restricted securities" under Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"). The Closing Agreement also provides that CW Financial will not transfer any of the shares of Common Stock issued to it pursuant to the Purchase Agreement prior to the 180th day following the Closing Date, except for transfers to one or more of CW Financial's affiliates. See "Closing Agreement" beginning on page 63.

        Likelihood of Completion of Acquisition.    Our Board considered the likelihood of the Acquisition being completed, including the terms of the Purchase Agreement and other factors that, taken as a whole, provide a significant degree of assurance that the Acquisition will be completed. In particular, our Board noted that (1) the conditions required to be satisfied prior to completion of the Acquisition are expected to be fulfilled, (2) we have obtained a commitment for debt financing for the transactions contemplated by the Purchase Agreement with customary conditions to financing from reputable financing sources and (3) both parties have made commitments in the Purchase Agreement with respect to obtaining third party consents and regulatory clearances, including clearances under the HSR Act.

        Opinion of Financial Advisor.    Our Board considered the opinion and financial presentation of KBW, dated June 7, 2012, to our Board as to the fairness, from a financial point of view and as of that date, to Walker & Dunlop of the consideration to be paid by Walker & Dunlop in connection with the Acquisition. KBW's opinion was based on and subject to the assumptions made, procedures followed, factors considered and limitations on the review undertaken as more fully described in the section entitled "The Acquisition—Opinion of Walker & Dunlop's Financial Advisor" beginning on page 34. KBW's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to KBW as of the date of its opinion. Subsequent developments may affect KBW's opinion, and KBW does not have any obligation to update, revise or reaffirm its opinion.

        Other Reasons in Favor of the Acquisition.    The reasons in favor of the Acquisition considered by our Board also include, among others, that the Acquisition would:

  •
  enhance our market leadership position to gain economies of scale;

  •
  significantly increase our loan originations consistent with the Company's strategic plan;

  •
  significantly increase the size of our loan servicing portfolio;

  •
  enhance our brand, which would enable us to more effectively retain and recruit loan originators; and

  •
  increase our market capitalization, which could potentially attract new investors and provide additional trading volume in the Common Stock over time.

        After consideration of these and other factors, our Board determined that any potential negative factors were significantly outweighed by the potential benefits of the Acquisition to our stockholders.

        The foregoing discussion of information and factors considered by our Board is not intended to be exhaustive. In light of the variety of factors considered in connection with its evaluation of the Purchase Agreement and the Acquisition, our Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Rather, our Board viewed its determinations and recommendations as being based on the totality of information and factors presented to and considered by our Board. Moreover, each member of our Board applied his or her own personal business judgment to the process and may have given different weight to different factors.

        For the reasons set forth above, our Board approved the Purchase Agreement, determined that the Acquisition was advisable and in the best interest of our stockholders and unanimously recommends that our stockholders vote FOR the proposal to authorize the issuance of shares of our Common Stock in connection with the Acquisition.

        This explanation of our Board's reasons for the Acquisition and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section entitled "Special Note Concerning Forward-Looking Statements" beginning on page 20.

Opinion of Walker & Dunlop's Financial Advisor

        On June 7, 2012, Walker & Dunlop executed an engagement agreement with KBW to render financial advisory and investment banking services to Walker & Dunlop. KBW agreed to assist Walker & Dunlop in assessing the fairness, from a financial point of view, of the consideration to be paid in the proposed acquisition by Walker & Dunlop LLC, a wholly-owned subsidiary of Walker & Dunlop, of all of the outstanding limited liability company interests of CWCapital from CW Financial. Walker & Dunlop selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Acquisition and is familiar with Walker & Dunlop and its business. As part of its investment banking business, KBW is continually engaged in the valuation of financial businesses and their securities in connection with mergers and acquisitions.

        As part of its engagement, a representative of KBW participated in the meeting of the Walker & Dunlop Board held on June 7, 2012, at which the Board evaluated the proposed acquisition of CWCapital. At this meeting, KBW reviewed the financial aspects of the proposed acquisition and rendered an opinion that, as of such date, and based upon and subject to factors and assumptions set forth therein, the consideration to be paid in the proposed acquisition was fair from a financial point of view. The Board approved the Purchase Agreement at this meeting.

        The full text of KBW's written opinion, dated June 7, 2012, is attached as Annex B to this proxy statement and incorporated by reference herein. Walker & Dunlop shareholders are urged to read the opinion in its entirety for a description of the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW. The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion.

        KBW's opinion speaks only as of the date of the opinion. The opinion is directed to the Walker & Dunlop Board and addresses only the fairness, from a financial point of view, as of the date of the opinion, to Walker & Dunlop of the consideration to be paid in the Acquisition. It does not address the underlying business decision to proceed with the Acquisition and does not constitute a recommendation to any Walker & Dunlop shareholder as to how the shareholder should vote at the Special Meeting on the Acquisition or any related matter.

        In connection with its opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of CWCapital and Walker & Dunlop, including among other things, the following:

  •
  the Purchase Agreement;

  •
  the audited financial statements of CWCapital covering the three years ended December 31, 2011 and the Annual Reports to Stockholders and Annual Reports on Form 10-K of Walker & Dunlop for the three years ended December 31, 2011;

  •
  certain interim reports of CWCapital and certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Walker & Dunlop and certain other communications from CWCapital and Walker & Dunlop to their respective securityholders; and

  •
  other financial information concerning the business and operations of CWCapital and Walker & Dunlop furnished by CWCapital and Walker & Dunlop for the purposes of KBW's analysis.

        KBW also held discussions with senior management of CWCapital and Walker & Dunlop regarding the past and current business operations, regulatory and government sponsored entity relations, financial conditions and future prospects of their respective companies and such other matters as KBW deemed relevant to its inquiry.

        In addition, KBW compared certain financial and stock market information for Walker & Dunlop and certain financial information of CWCapital with similar information for certain other companies of the securities of which are publicly traded, reviewed the financial terms of certain business combinations in the commercial real estate finance industry and performed such other studies and analyses as KBW considered appropriate.

        In conducting its review and arriving at its opinion, KBW relied upon the accuracy and completeness of all of the financial and other information provided to it or otherwise publicly available. KBW did not independently verify the accuracy or completeness of any such information or assume any responsibility for such verification or accuracy. KBW relied upon the management of CWCapital and Walker & Dunlop as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to KBW, and assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods estimated by such managements. KBW is not an expert in the independent verification of the value of mortgage servicing rights or of the adequacy of allowances for risk-sharing obligations and it has assumed, with our consent, that the aggregate allowances for risk-sharing obligations for CWCapital and Walker & Dunlop are adequate to cover such losses. In rendering its opinion, KBW has not made or obtained any evaluations or appraisals of the property, assets or liabilities (including, but not limited to, the mortgage servicing rights) of CWCapital or Walker & Dunlop, nor has it examined any individual credit files.

        The projections furnished to KBW and used by it in certain of its analyses were developed by Walker & Dunlop's and CWCapital's senior management teams. Walker & Dunlop and CWCapital do not publicly disclose internal management projections of the type provided to KBW in connection with its review of the proposed acquisition. As a result, such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions, which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections.

        For purposes of rendering its opinion, KBW assumed that, in all respects material to its analyses:

  •
  the Acquisition will be completed substantially in accordance with the terms set forth in the Purchase Agreement with no additional payments or adjustments to the consideration;

  •
  the representations and warranties of each party in the Purchase Agreement and in all related documents and instruments referred to in the Purchase Agreement are true and correct;

  •
  each party to the Purchase Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

  •
  all conditions to the completion of the Purchase Agreement will be satisfied without any waivers or modifications to the Purchase Agreement; and

  •
  the course of obtaining the necessary regulatory, contractual or other consents or approvals for the Acquisition, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the Acquisition, including the cost savings, revenue enhancements and related expenses expected to result from the Acquisition.

        KBW also considered such financial and other factors as it deemed appropriate under the circumstances, including, among others, the following:

  •
  the historical and current financial position and results of operations of CWCapital and Walker & Dunlop;

  •
  the assets and liabilities of CWCapital and Walker & Dunlop; and

  •
  the nature and terms of certain other transactions involving mortgage finance and commercial real estate finance companies.

        KBW further took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the financial services industry generally. KBW's opinion is necessarily based upon conditions as they existed and could be evaluated on the date thereof and the information made available to KBW through the date thereof. KBW's opinion does not address the underlying business decision of Walker & Dunlop to engage in the Acquisition, or the relative merits of the Acquisition as compared to any strategic alternatives that may be available to the Walker & Dunlop.

        In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, Walker & Dunlop and CWCapital. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the Board in making its determination to approve the Purchase Agreement and the Acquisition. Consequently, the analyses described below should not be viewed as determinative of the decision of the Board with respect to the fairness of the consideration in the Acquisition.

        The following is a summary of the material financial analyses presented by KBW to the Board on June 7, 2012, in connection with its fairness opinion. The summary is not a complete description of the analyses underlying the KBW opinion or the presentation made by KBW to the Board, but summarizes the material analyses performed and presented in connection with such opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

        Summary of Proposal.    Pursuant to the terms of the Purchase Agreement, CW Financial will be entitled to receive in aggregate $80 million in cash and a number of shares assumed to equal 11,647,255 shares of Common Stock, subject to adjustments as set forth in the Purchase Agreement indicating a value of consideration paid at announcement of $220 million ("Transaction Value"). The terms and conditions are more fully set forth under "The Purchase Agreement" on page 44.

        Selected Companies Analysis.    Using publicly available information, KBW compared the financial performance, financial condition and market performance of CWCapital to the following institutions that conduct businesses with certain characteristics that may be considered similar service providers. Companies included in this group were:

  Walker & Dunlop, Inc.
  CB Richard Ellis Group
  Jones Lang LaSalle Inc.
  HFF Inc.

        To perform this analysis, KBW used financial information as of the three-month period ended March 31, 2012 for the respective book values reported by each of the selected companies and used financial information as of the twelve-month period ended March 31, 2012 for the respective earnings before interest, taxes, depreciation and amortization ("EBITDA") of the selected companies. For the purposes of this comparison, for Walker & Dunlop, EBITDA includes net warehouse income and excludes gains and amortization related to mortgage servicing rights and provision expense from the EBITDA calculation ("Adjusted EBITDA"). For CWCapital, KBW used the most current data available for Adjusted EBITDA which was for the full year ending December 31, 2011. Earnings estimates for 2012 and 2013 were taken from a nationally recognized earnings estimate consolidator for selected companies. For CWCapital, KBW used CWCapital's budget for 2012 and earnings estimates for 2013 as developed by Walker & Dunlop management for CWCapital. Certain financial data prepared by KBW, and as referenced in the tables presented below, may not correspond to the data presented in Walker & Dunlop's and CWCapital's historical financial statements as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented. No company used in this analysis is identical to CWCapital. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which CWCapital was compared.

        KBW's analysis showed the following concerning CWCapital's theoretical market valuation based on the Transaction Value:

	CWCapital	Peer Group Minimum	Peer Group Maximum
Market Capitalization ($ Million)	$220	$247	$5,085
Enterprise Value ($ Million)	$220	$224	$7,744
Enterprise Value / LTM EBITDA(1)	12.5x	7.0x	11.3x
Share Price / Book Value per Share	1.47x	1.41x	3.63x
Stock Price / 2012 Estimated EPS(2)	7.2x	6.2x	12.5x
Stock Price / 2013 Estimated EPS(2)	6.3x	5.6x	10.3x

(1)
CWCapital EBITDA represents 2011 EBITDA. Peer group EBITDA represents last twelve months as of March 31, 2012

(2)
Peer group earnings estimates are consensus of Wall Street analysts' estimates as compiled by First Call; CWCapital estimates are based on Walker & Dunlop management assumptions

        Selected Transaction Analysis.    KBW reviewed publicly available information related to selected M&A transactions for commercial mortgage finance companies in the United States since 1996 with disclosed deal metrics. The transactions included in the group were:

Acquirer	Target
CoBank, ACB	U.S. AgBank, FCB
Dynex Capital, Inc.	Copperhead Ventures, LLC
Municipal Mortgage & Equity, LLC	Glaser Financial Group, Inc.
CharterMac	Capri Capital Finance
Wachovia Corporation	Lend Lease Mortgage Capital
General Motors Corporation	Lend Lease Corporation
Prudential Insurance	WMF Group Ltd.
Intervest Bancshares Corporation	Intervest Corp. of New York
Municipal Mortgage & Equity LLC	Midland Financial Holdings Inc.
Bingham Financial Services Corporation	Hartger & Willard Mortgage Associates Inc.
Marquette Bancshares, Inc.	Northland Financial Co.
Franchise Mortgage Acceptance Company	Bankers Mutual
Bingham Financial Services Corporation	Bloomfield Acceptance & Affiliate
Crown NorthCorp, Inc.	Merchants Mortgage Corp.
CB Commercial Real Estate Group, Inc.	L.J. Melody & Co.

        Transaction multiples for the Acquisition were derived from a Transaction Value of $220 million. For each transaction referred to above, KBW derived and compared, among other things, the implied ratio of Transaction Value to:

  •
  total assets of the acquired company based on the latest publicly available financial statements of the company prior to the announcement of the acquisition,

  •
  book value of the acquired company based on the latest publicly available financial statements of the company prior to the announcement of the acquisition,

  •
  last twelve months of revenue of the acquired company based on the latest publicly available financial statements of the company prior to the announcement of the acquisition,

  •
  last twelve months of earnings of the acquired company based on the latest publicly available financial statements of the company prior to the announcement of the acquisition, and

  •
  last twelve months of originations of the acquired company based on the latest publicly available financial statements of the company prior to the announcement of the acquisition.

	Walker & Dunlop Purchase of CWCapital	Peer Group Minimum	Peer Group Maximum
Transaction Value to:
Assets	0.46x	0.04x	1.12x
Book Value	1.47x	0.73x	7.06x
Revenue	1.7x	0.6x	6.7x
Earnings	8.5x	3.0x	34.2x
Originations	0.06x	0.01x	0.32x

        No company, business or transaction used as a comparison in the above analysis is identical to CWCapital, Walker & Dunlop or the Acquisition. Accordingly, an evaluation of these results is not mathematical. Rather, the analysis involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved as well as other factors that could affect the purchase or other values of the companies, business segments or transactions to which the Acquisition were compared.

        Discounted Cash Flow Analysis.    KBW performed a discounted cash flow analysis to estimate a range of the present values of after-tax cash flows that CWCapital could provide to equity holders through 2016. In performing this analysis, KBW used operating estimates for CWCapital provided by Walker & Dunlop's management for 2012 through 2016 and assumed discount rates ranging from 12.0 percent to 15.0 percent. The range of values was determined by adding (i) the present value of the projected cash flows to CWCapital shareholders from 2012 to 2016, (ii) the present value of the accounting treatment adjustments, acquisition adjustments and cost savings from the transaction from 2012 to 2016 and (iii) the present value of the terminal value of CWCapital's enterprise value at 2016. In determining cash flows available to shareholders, KBW used Walker & Dunlop management's assumption that CWCapital would need to retain cash of $1,000,000 per quarter to be compliant with Fannie Mae capital requirements. Any cash flow in excess of what would need to be retained represented dividendable cash flows for CWCapital. In calculating the present value of accounting treatment adjustments, acquisition adjustments and cost savings, KBW used Walker & Dunlop management assumptions. Included in this is the tax benefit from purchase accounting adjustments as well as the tax benefit terminal value which represents the discounted future cash tax benefits from the amortization of goodwill. In calculating the terminal value of CWCapital, KBW applied multiples ranging from 7.0 times to 8.5 times 2016 forecasted Adjusted EBITDA. This resulted in a range of values of CWCapital from $226.3 million to $290.5 million. The discounted cash flow present value analysis is a widely used valuation methodology that relies on numerous assumptions, including asset and earnings growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of CWCapital.

        Financial Impact Analysis.    KBW performed a financial impact analysis that combined the projected income of Walker & Dunlop and CWCapital. Assumptions regarding the accounting treatment, acquisition adjustments and cost savings were used to calculate the financial impact that the Acquisition would have on certain projected financial results of Walker & Dunlop. In the course of this analysis, KBW used earnings estimates for Walker & Dunlop for 2012 and 2013 from consensus Wall Street earnings estimates, compiled by a nationally recognized earnings estimate consolidator and used earnings estimates for CWCapital for 2012 and 2013 from Walker & Dunlop management. This analysis indicated that the Acquisition is expected to be accretive to Walker & Dunlop's estimated earnings per share in 2012 and 2013. For all of the above analyses, the actual results achieved by Walker & Dunlop following the Acquisition will vary from the projected results, and the variations may be material.

        The Board retained KBW as financial adviser to Walker & Dunlop for certain matters related to the Acquisition. As part of its investment banking business, KBW is continually engaged in the valuation of financial services companies in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of financial services companies, KBW has experience in, and knowledge of, the valuation of mortgage finance and commercial real estate finance companies. In the ordinary course of its business as a broker-dealer, KBW may, from time to time, purchase securities from, and sell securities to, CW Financial, CWCapital and Walker & Dunlop, and as a market maker in securities, KBW may from time to time have a long or short position in, and buy or sell, debt or equity securities of Walker & Dunlop for KBW's own account and for the accounts of KBW's customers.

        Walker & Dunlop and KBW entered into an agreement relating to the services to be provided by KBW in connection with the Acquisition. Walker & Dunlop paid KBW a cash fee of $500,000 concurrently with the rendering of the Fairness Opinion (the "Opinion Fee") related to the transaction. In addition, Walker & Dunlop agreed to pay KBW at the time of the closing of the Transaction a cash fee (the "Contingent Fee") equal to $2,500,000. The Opinion Fee shall be credited against the

Contingent Fee. Pursuant to the KBW engagement agreement, Walker & Dunlop also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify against certain liabilities, including liabilities under the federal securities laws. During the two years preceding the date of its opinion to Walker & Dunlop, KBW has received compensation for investment banking services from Walker & Dunlop. During the two years preceding the date of its opinion to Walker & Dunlop, KBW has not received compensation for investment banking services provided to CWCapital or CW Financial. KBW has in the past been, and may in the future be, engaged to provide investment banking services to Fortress and its affiliated entities or in other business relationships with such entities, and has in the past received, and may in the future receive, compensation for such services or relationships.

Interests of Directors and Executive Officers in the Acquisition

        None of the Company's directors or executive officers has any substantial financial interest, direct or indirect, in any matter to be acted upon, other than being a director or executive officer and a stockholder of the Company. Information regarding security ownership and equity compensation of our directors and executive officers is hereby incorporated by reference to the material appearing under the captions "Voting Securities of Certain Beneficial Owners and Management" and "Equity Compensation Plan Information" in the Company's 2012 annual stockholder meeting proxy statement, which was filed with the SEC on April 26, 2012.

Impact of the Stock Issuance on our Existing Stockholders; Effect of the Acquisition

        If approved and implemented, the Share Issuance Proposal will dilute the ownership and voting interests of our existing stockholders. Assuming the issuance of approximately 11.6 million shares of Common Stock in connection with the Acquisition and no other issuances of shares of our Common Stock as of the date of approval by our stockholders, CW Financial would thereby receive approximately 34 percent, on a fully-diluted basis, of our Common Stock issued and outstanding immediately after the Closing. Therefore, the ownership and voting interests of our existing stockholders will be proportionately reduced. Following the Acquisition, CWCapital will become a direct wholly owned subsidiary of the Purchaser, and certain of its assets and operations will be transferred to the Purchaser.

Material United States Federal Income Tax Consequences of the Acquisition to Walker & Dunlop and its Stockholders

        Because our stockholders do not participate in the Acquisition, our stockholders will not recognize gain or loss in connection with the Acquisition with respect to their stock in Walker & Dunlop. There will be no material federal income tax consequences to Walker & Dunlop as a result of the Acquisition.

Accounting Treatment of the Acquisition

        We prepare our financial statements in accordance with GAAP. The Acquisition will be accounted for as a business combination using the acquisition method of accounting with Walker & Dunlop being treated as the acquirer. The Acquisition will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the pro forma combined financial information presented elsewhere in this proxy statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the consummation of the Acquisition, will be revised as additional information becomes available upon consummation of the Acquisition and finalization of the valuation of CWCapital's assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of CWCapital as of the closing date of the Acquisition.

        Additionally, the pro forma combined financial information presented herein does not give effect to any potential cost reductions or other operating efficiencies that could result from the Acquisition, including but not limited to, those associated with potential (i) reductions of corporate overhead, (ii) elimination of duplicate functions and (iii) increased operational efficiencies through the adoption of best practices and capabilities from each company. The pro forma combined financial information is not intended to represent what Walker & Dunlop's financial position or results of operation would actually have been if the Acquisition had occurred on the dates presented. The pro forma combined statements of income have not been adjusted for the charges related to the transaction costs as these costs are attributable to the transaction but will not have a continuing impact. See the section entitled "Unaudited Pro Forma Combined Financial Information" beginning on page 94.

        KPMG LLP serves as our independent registered public accounting firm for 2012 and served as such for 2011. We have been advised by KPMG LLP that representatives of KPMG LLP will be present at the Special Meeting. These representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

No Appraisal Rights

        No stockholder of Walker & Dunlop will be entitled to exercise appraisal rights or to demand payment for their shares of our Common Stock in connection with the Acquisition.

Regulatory Approvals and Clearances

        To complete the Acquisition, we must obtain approvals, consents or clearances from, or make filings with, antitrust and other regulatory authorities and quasi-governmental agencies, including, but not limited to, Fannie Mae, Freddie Mac, Ginnie Mae, HUD and the Federal Housing Administration of HUD. We describe the material consents and filings below. We are not currently aware of any other material governmental and quasi-governmental clearances, consents, approvals or filings that are required prior to the parties' completion of the Acquisition other than those we describe below. If additional approvals, consents or filings are required to complete the Acquisition, Walker & Dunlop and CWCapital contemplate seeking or making such consents, approvals and filings.

United States Antitrust Laws

        Under the HSR Act, and the rules and regulations promulgated thereunder, the parties cannot close the Acquisition until each party files a notification form with the U.S. Federal Trade Commission (the "FTC") and the U.S. Department of Justice (the "DOJ") and the statutory 30-calendar-day waiting period following the parties' filing of their respective HSR Act notification forms has expired or been terminated. If the DOJ or the FTC issues a "Request for Additional Information and Documentary Material" (a "Second Request") prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after both parties have certified substantial compliance with the Second Request, unless the waiting period is terminated earlier. We do not believe that the Acquisition will violate federal antitrust laws, but we cannot guarantee that the DOJ or the FTC will not take a different position.

        At any time before the Acquisition is completed, either the DOJ or the FTC could take any action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin completion of the Acquisition, conditioning completion of the Acquisition upon the divestiture of assets of Walker & Dunlop, CW Financial or their respective subsidiaries or imposing restrictions on Walker & Dunlop's post-acquisition operations. In addition, U.S. and state attorneys general and private parties may bring legal action under federal or state antitrust laws under certain circumstances. After the Acquisition is completed, the DOJ or FTC can bring an action against the parties claiming the Acquisition was illegal and forcing all or part of the Acquisition to be unwound.

        The Purchase Agreement requires that the parties, to the extent necessary to obtain any waiver or consent from any governmental antitrust authority (i.e., the FTC, the DOJ, or any other applicable antitrust or competition authority) required to consummate the Acquisition, take all actions necessary to avoid or eliminate any impediments under any applicable antitrust laws so as to enable the Closing to occur as provided in the Purchase Agreement, including, among other things (i) effecting, by consent decree or otherwise, the divestiture or disposition of businesses, product lines or assets of CWCapital, the Company or the Purchaser, and (ii) otherwise taking actions that after the Closing Date would limit the Company's or the Purchaser's ability to operate or retain one or more of the businesses, product lines or assets of the Company. The Purchase Agreement does not, however, require any party to take any such action with respect to its assets or businesses if that would have a Material Adverse Effect on such party.

        In addition, each party has agreed to litigate or oppose any governmental authority in court or administrative proceedings concerning the parties' entitlement to governmental approvals or regulatory clearances for the Acquisition and related transactions and, in the event of any such litigation or opposition, each of the Company and the Purchaser, on the one hand, and CW Financial, on the other hand, will pay 50 percent of all fees and expenses (including attorneys' fees) thereby incurred.

Securities Laws and Stock Exchange Requirements

        We must also comply with applicable federal and state securities laws and the NYSE rules and regulations in connection with the issuance of shares of our Common Stock in connection with the Acquisition and the filing of this proxy statement with the SEC.

Commitment to Obtain Approvals

        Walker & Dunlop and CW Financial have agreed to use their commercially reasonable efforts to obtain all authorizations, consents, orders, clearances and approvals of all governmental authorities that are necessary for the consummation of the Acquisition and the other transactions contemplated by the Purchase Agreement (including, but not limited to, consents or other approvals from Ginnie Mae, HUD and the Federal Housing Administration of HUD and an appropriate filing of notification and report form pursuant to the HSR Act). Regulators could object to the Acquisition and/or impose conditions or restrictions on their approval that are materially adverse to Walker & Dunlop or CW Financial. Under the terms of the Purchase Agreement, Walker & Dunlop and CW Financial are obligated to take all commercially reasonable actions as may be reasonably necessary to obtain any governmental approvals, including such actions as are necessary to resolve any objections to the Acquisition raised by such regulators.

Timing

        Walker & Dunlop and CWCapital expect to complete the Acquisition by the end of the [    •    ] quarter of 2012. Although we believe that we will receive the required clearances, consents and approvals described below to complete the Acquisition, we cannot assure you that all of the regulatory approvals and clearances described above will be obtained and, if obtained, we cannot assure you as to the timing of any approvals or clearances, the ability to obtain the approvals or clearances on satisfactory terms or the absence of any litigation challenging such approvals or clearances. We also cannot assure you that the DOJ, the FTC or any state attorney general will not attempt to challenge the Acquisition on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Financing of the Acquisition

        Under the Purchase Agreement, CWCapital has agreed to use commercially reasonable efforts to cooperate with the Purchaser in connection with obtaining the Financing. The Purchaser has agreed to use reasonable best efforts to obtain the Financing as promptly as reasonably practicable on the terms and conditions described in the Commitment Letter, including to enforce its rights under the Commitment Letter and, in the Purchaser's judgment, to take enforcement action, including seeking to obtain specific performance, to cause the financing sources to fund the Financing. In the event any portion of the Financing becomes unavailable on the terms and conditions contemplated in the Commitment Letter, the Purchaser has agreed to promptly notify CW Financial and to use best efforts to arrange to obtain alternative financing from alternative sources in an amount sufficient to consummate the Acquisition as promptly as practicable. The Purchaser has agreed that the obtaining of the Financing is not a condition to the Closing. For a description of the Commitment Letter, see "The Financing" beginning on page 67.

THE PURCHASE AGREEMENT

        The following is a summary of selected material provisions of the Purchase Agreement, a copy of which is attached as Annex A to this proxy statement and incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the Purchase Agreement and not by this summary or any other information in this proxy statement. This discussion is not complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement. We urge all stockholders to read the Purchase Agreement, as well as this proxy statement, carefully and in their entirety before making any decision regarding the Acquisition and the Stock Issuance.

Explanatory Note Regarding the Purchase Agreement

        The Purchase Agreement and the summary set forth below have been included to provide all stockholders with information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about us in our public reports filed with the SEC. In particular, the Purchase Agreement and the following summary of its terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to us, CW Financial, our or their subsidiaries and affiliates or any other party. The representations and warranties contained in the Purchase Agreement have been negotiated only for the purpose of the Purchase Agreement and are intended solely for the benefit of the parties thereto. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain supplemental disclosures provided by the parties to one another in connection with the execution of the Purchase Agreement. Furthermore, many of the representations and warranties in the Purchase Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about us, CW Financial, our or their subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Certain of these representations were accurate as of a specific date and do not purport to be accurate as of the date of this proxy statement. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and these changes may not be fully reflected in our public disclosures.

Cash and Stock Consideration

        On the terms and subject to the conditions of the Purchase Agreement, the Purchaser will acquire from CW Financial all of the limited liability company membership interests in CWCapital. As consideration for the Acquisition, the Purchaser has agreed to pay CW Financial aggregate consideration of $220 million, subject to certain adjustments, consisting of (i) a cash payment of $80 million, to be made through a combination of existing capital and the Financing anticipated to be obtained, and (ii) a non-cash payment equal to the Stock Consideration. The Stock Consideration is expected to equal 11,647,255 shares of Common Stock, subject to adjustment as described below.

Adjustment to Stock Consideration

        To mitigate the risk to the Company and CW Financial associated with any potentially significant increase or decrease, respectively, in the price of the Common Stock between the date of the Purchase Agreement and the Closing Date, the parties have agreed that the number of shares constituting the Stock Consideration will be fixed at 11,647,255 shares (and the Common Stock price at $12.02) within a "collar" of a 30 percent upward or downward fluctuation in the volume weighted average price of the Common Stock. However, if (a) the volume weighted average NYSE trading price of the Common Stock during the 20 consecutive trading days immediately preceding the third trading day prior to the Closing Date (the "Closing Share Value") is greater than $15.62 (i.e., more than 30 percent greater than $12.02), then the Stock Consideration will equal the number of shares of Common Stock equal to $182 million divided by the Closing Share Value, or (b) the Closing Share Value is less than $8.41 (i.e., more than 30 percent less than $12.02), then the Stock Consideration will equal the number of shares of Common Stock equal to $98 million divided by the Closing Share Value. The Stock Consideration's 30 percent-two-way collar may be illustrated as follows:

Closing Share Value Range	Number of Shares Constituting Stock Consideration
Less than $8.41	$98 million ÷ Closing Share Value
$8.41 - $15.62	11,647,255 shares
Greater than $15.62	$182 million ÷ Closing Share Value

Adjustment to Cash Consideration

        The Cash Consideration is subject to a two-stage working capital adjustment, as follows. The Cash Consideration will be reduced or increased at the Closing Date by the amount, if any, by which CWCapital's good faith Closing Date estimate of its working capital (calculated as stipulated in the Purchase Agreement) as of such date is greater or less than $11 million. Following the Closing Date, the parties are required to engage in a process to determine the actual Closing Date working capital of the Company. If the actual Closing Date working capital exceeds CWCapital's Closing estimate of such working capital, then the excess will be paid by the Purchaser to CW Financial; and, if the actual Closing Date working capital is less than CWCapital's Closing estimate of such working capital, the shortfall will be paid by CW Financial to the Purchaser, both with interest at an annual rate equal to the prime lending rate as reported in the Wall Street Journal on the Closing Date.

Representations and Warranties

        The Purchase Agreement contains a number of customary representations and warranties applicable to the Company and the Purchaser, subject in some cases to customary qualifications, relating to, among other things, the following:

  •
  Entity organization, good standing and other organizational matters;

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  Authorization, valid execution and delivery, and enforceability of the Purchase Agreement and related transaction documents;

  •
  Absence of any required governmental approvals (other than with respect to the HSR Act, SEC clearance of this proxy statement and other customary federal and state securities laws compliance matters or other disclosed approvals), conflicts or violations under organizational documents, contracts and instruments of law, except as would not reasonably be expected to have a Material Adverse Effect on the Company;

  •
  Capital structure and equity securities of the Company;

  •
  The Company's compliance with public reporting and other obligations under federal securities laws;

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  Financial statements of the Company;

  •
  Absence of undisclosed liabilities;

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  Absence of certain changes related to the Company and its business;

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  The Purchaser's financial ability to pay the aggregate consideration and its receipt of the Financing commitment, and the solvency of the Company;

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  The Company's receipt of the opinion of KBW as to the fairness to the Company, from a financial point of view, of the Acquisition consideration to be paid by the Company;

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  Absence of material legal proceedings or orders;

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  Accuracy of information supplied by the Company in this proxy statement;

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  Legal validity of the Company's issuance of the Stock Consideration;

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  Actions taken by the Company to render inapplicable to the Acquisition all potentially applicable state anti-takeover statutes or regulations;

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  Compliance with certain laws applicable to the business of the Company;

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  Material contracts related to the Company and its business;

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  Intellectual property matters related to the Company and its business;

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  Employee compensation and benefits matters;

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  Insurance matters;

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  Tax matters;

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  Brokers' or finders' fees, and other fees with respect to the Acquisition;

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  Purchase of the limited liability company interests of CWCapital is in compliance with securities laws; and

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  Mortgage loan origination, servicing portfolio and related matters.

        In addition, the Purchase Agreement contains a number of customary representations and warranties applicable to CWCapital and CW Financial, subject in some cases to customary qualifications, relating to, among other things, the following:

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  Entity organization, good standing, and other organizational matters;

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  Capital structure and equity securities of CWCapital;

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  Authorization, valid execution and delivery, and enforceability of the Purchase Agreement and related transaction documents;

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  Absence of any required governmental approvals (other than with respect to the HSR Act), conflicts or violations under organizational documents, contracts, and instruments of law, except as would not reasonably be expected to have a Material Adverse Effect on CWCapital;

  •
  Financial statements of CWCapital;

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  Absence of undisclosed liabilities;

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  Absence of certain changes related to CWCapital and its business;

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  Tax matters pertaining to CWCapital;

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  Absence of material legal proceedings or orders;

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  Absence of freehold real estate and validity and soundness of leasehold interests held by CWCapital;

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  Intellectual property matters related to CWCapital's business;

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  Mortgage loan origination, servicing portfolio and related matters;

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  Material contracts related to CWCapital and its business;

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  Labor and employee matters;

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  Employee compensation and benefits matters;

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  Contracts with affiliates;

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  Environmental matters;

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  Bank accounts;

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  Brokers' or finders' fees, and other fees with respect to the Acquisition;

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  Title to personal, real estate and leasehold assets of CWCapital;

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  Insurance matters;

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  Accuracy of information supplied by CW Financial in this proxy statement;

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  CW Financial's valid ownership and transferability of all of the limited liability company interests of CWCapital;

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  Legal matters; and

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  CW Financial's suitability under securities laws to acquire the Stock Consideration;

        Certain representations and warranties in the Purchase Agreement provide exceptions for items that are not reasonably likely to have a Material Adverse Effect. For purposes of the Purchase Agreement, "Material Adverse Effect" means, with respect to the specified party, any material adverse affect on the business, operations, assets, liabilities, financial condition or results of operations of such party taken as a consolidated whole. To the extent applicable to any party, the Purchase Agreement excludes the following from the definition of a Material Adverse Effect:

  •
  changes in general economic, regulatory or political conditions or changes affecting the economy or securities or financial markets in general;

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  any act of terrorism or war (whether declared or not declared) or any material worsening thereof occurring after the date of the Purchase Agreement, or any natural disasters or any national or international calamity affecting the United States occurring after that date;

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  any general downturn or changes in the industry in which such party operates (provided, however, that the exceptions provided in this and the immediately preceding two bullet points above will not apply to the extent that such changes or developments have a disproportionate impact on the business, assets, liabilities, condition or results of operations of such party and its subsidiaries, taken as a whole, relative to other participants in the industry in which such party and its subsidiaries conduct business);

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  any change in the market price or trading volume of such party's securities in and of itself (provided that the underlying circumstances causing such change are to be considered when determining whether a Material Adverse Effect has occurred);

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  changes in GAAP or any change in applicable laws or the interpretation thereof;

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  the public announcement of the Purchase Agreement and the transactions contemplated thereby;

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  employee departures; or

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  any changes in or with respect to any of the government-sponsored secondary mortgage market enterprise or governmental authority agencies that acquire, own or guarantee mortgage loans (including Fannie Mae, Freddie Mac, Ginnie Mae, HUD and the Federal Housing Administration of HUD).

Covenants and Agreements

Conduct of Business

        The parties have agreed that, during the period from the date of the Purchase Agreement until the Closing Date, subject to certain exceptions, the respective businesses of the Company and CWCapital will be conducted only in the usual, regular and ordinary course in substantially the same manner as previously conducted, including, as applicable, with respect to using commercially reasonable efforts to preserve relationships with customers, suppliers, investors and insurers, and to maintain assets in good condition and repair.

        Without limiting the generality of the foregoing, except as expressly provided in the Purchase Agreement or as required by applicable law, without the prior written consent of the Company, CWCapital may not (and CW Financial may not permit CWCapital to) take any of the following actions (each as more fully described in, and subject to the exceptions set forth in, the Purchase Agreement):

  •
  subject to certain exceptions, enter into any contract of a character that would constitute a material agreement to the Company under the Purchase Agreement or terminate or amend or modify in any material respect any such existing contract other than in the ordinary course of business and consistent with past practice;

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  enter into or amend or renew any individual employment agreements with any current or prospective employee other than at-will non-key employees, except for replacement employee hires;

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  subject to certain exceptions, grant any salary or wage increase or increase any employee benefit for any current or prospective employee (including incentive or bonus payments) other than as may be required under existing contracts;

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  sell, encumber or otherwise dispose of any of its assets in excess of $100,000, except in the ordinary course of business and consistent with past practice;

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  cancel, waive or compromise any indebtedness owed to CWCapital having a value in excess of $50,000;

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  make any capital expenditure or commitment in excess of $25,000 individually, or $100,000 in the aggregate, other than expenditures necessary to maintain in good repair existing assets;

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  incur or assume any indebtedness for borrowed money or guarantee any such indebtedness, other than in the ordinary course of business and consistent with past practice and for certain other exceptions;

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  issue or agree to issue any equity securities or securities convertible into the right to purchase equity of CWCapital;

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  declare or pay any dividend or distribution on any of CWCapital's equity or other securities;

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  purchase any material assets or securities of any person other than in the ordinary course of business and consistent with past practice or enter into any material joint venture, partnership or other similar arrangement;

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  purchase new mortgage servicing rights;

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  sell mortgage servicing rights in an aggregate amount in excess of $333,333 during each one-month period;

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  terminate, cancel or amend any material insurance coverage with respect to the assets or activities of CWCapital's business, which is not replaced by an adequate amount of insurance at a reasonable cost;

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  merge or consolidate with or into any other person or entity or permit any other person or entity to merge or consolidate with or into it; or

  •
  make any material tax elections without the prior written consent of the Purchaser.

        Similarly, prior to the Closing, except as permitted by the Purchase Agreement, neither the Company nor the Purchaser may, without the prior written consent of CW Financial, do any of the following:

  •
  incur or assume any indebtedness for borrowed money or guarantee any such indebtedness, other than in the ordinary course of business and consistent with past practice, and except for $83 million contemplated by the Commitment Letter for the Acquisition, up to an additional $50 million for working capital purposes, and certain other exceptions;

  •
  subject to certain exceptions, declare or pay any dividend or distribution on, or redeem or repurchase, any of the Company's equity or other securities;

  •
  subject to certain exceptions (including the Stock Consideration and certain equity incentive issuances in a manner consistent with past practice), issue or agree to issue any equity securities or securities convertible into the right to purchase equity securities of the Company;

  •
  sell or otherwise dispose of any of its assets in excess of $100,000, except in the ordinary course of business and consistent with past practice;

  •
  purchase any material assets or securities of any person or entity other than in the ordinary course of business and consistent with past practice or enter into any material joint venture, partnership or other similar arrangement;

  •
  terminate, cancel or amend any material insurance coverage with respect to the assets or activities of the Company which is not replaced by an adequate amount of insurance at a reasonable cost; or

  •
  make any material tax elections.

Access

        Until the Closing Date, the Purchaser will have the right to conduct, during normal business hours and upon reasonable prior notice, such inspections as it may reasonably require for purposes of obtaining the Financing for the Acquisition, and otherwise completing the Acquisition and related contemplated transactions. In addition, until the Closing Date, the Purchaser will have the right to (i) inspect all operational, legal, regulatory and financial matters relating to CWCapital; (ii) reasonably access the officers and employees of CWCapital; and (iii) request additional information concerning all of the foregoing.

        Similarly, until the Closing Date, CWCapital will have the right to conduct, during normal business hours and upon reasonable prior notice, such inspections as it may reasonably require for purposes of completing the Acquisition and related contemplated transactions. CWCapital will also have the right to (i) inspect our operational, legal, regulatory and financial matters; (ii) reasonably access our officers and employees; and (iii) request additional information concerning all of the foregoing.

        Each party's right to access information of the other party is subject to (i) any prohibitions or limitations of applicable law; (ii) the terms of any contract entered into prior to February 28, 2012, to the extent that the disclosure of such contract would violate the terms of that contract; and (iii) any restriction reasonably necessary to preserve attorney-client privilege.

Non-Negotiation

        Pursuant to the Purchase Agreement, each of CW Financial and CWCapital is prohibited from initiating, soliciting, negotiating, discussing and entering into any agreement with respect to a potential sale of CWCapital (other than the Acquisition), or a substantial interest therein or providing any information to a third party in connection with any such potential transaction. Each is also required to (i) immediately terminate any existing activities or discussions with all parties other than the Purchaser and the Company with respect to any such transaction and (ii) disclose to us any offers or inquiries received regarding any such proposal or offer prior to the Closing.

Affiliate Transactions

        Under the Purchase Agreement, CWCapital must, on or prior to the Closing Date, terminate all affiliate transactions, except for salary or other compensation or benefits paid or payable to employees in the ordinary course of business consistent with past practices and certain other specified affiliated transactions.

Preparation of Proxy Statement; Special Meeting

        The Purchase Agreement and the transactions contemplated thereunder have been approved by our Board. The Acquisition cannot be consummated until, among other things, our stockholders approve the issuance of the Stock Consideration as required by the NYSE Listed Company Manual. We have agreed to (i) prepare and file this proxy statement with the SEC; (ii) use reasonable best efforts to respond as promptly as practicable to any SEC comments related to this proxy statement; and (iii) disseminate this proxy statement and any amendments or supplements to this proxy statement to our stockholders as promptly as reasonably practicable after we are notified that the SEC has no further comments to this proxy statement. Pursuant to the Purchase Agreement, we have agreed to mail this proxy statement to our stockholders and to hold the Special Meeting at which our stockholders will be asked to consider and vote upon the Share Issuance Proposal. We are required to hold the Special Meeting as promptly as reasonably practicable but in no event later than the 30th day following the mailing of this proxy statement. At any time prior to the approval of the Share Issuance Proposal, our Board may amend or withdraw its recommendation if it determines in good faith that the failure to amend or withdraw such recommendation would result in a breach of its fiduciary duties under certain applicable laws. The Company's obligation to call, give notice of and have the Special Meeting will not be affected by any amendment or withdrawal of the recommendation of our Board.

Efforts to Close; Regulatory and Other Authorizations; Consents

        The parties to the Purchase Agreement have each agreed to use their respective commercially reasonable efforts to take all necessary actions to consummate the Acquisition and the related transactions as promptly as practicable. The Company and CW Financial have further agreed to use their commercially reasonable efforts, to cooperate with the other's reasonable requests and take all commercially reasonably actions to obtain all authorizations, consents, orders and approvals of all governmental authorities that are necessary for the consummation of the Acquisition and the related transactions (including an appropriate filing of notification and report form pursuant to the HSR Act). The Company and CWCapital have also each agreed to use commercially reasonable efforts to take such action as is necessary to ensure that any material contract or permit will continue in full force and effect after the consummation of the transactions contemplated by the Purchase Agreement.

CW Financial Designees to the Board

        In connection with the Acquisition, CW Financial will be entitled to request an increase in the number of members of our Board from eight to eleven members, up to two of whom may be designated by CW Financial for each election of directors through the Company's annual meeting to be held in 2014. In addition, an independent member will be nominated by the Company. The Purchase Agreement specifies that should CW Financial and its affiliates cease to own at least 20 percent of our Common Stock, CW Financial will forfeit the right to nominate one of the two Board designees; and upon ceasing to own at least 10 percent of our Common Stock, CW Financial will forfeit the right to nominate its remaining Board designee. Our Board has adopted resolutions to automatically increase the number of members of our Board from eight to eleven members, effective as of the Closing.

        Any such Board designee will be subject to applicable confidentiality requirements and other policies of the Company generally applicable to members of the Board. The Company will enter into an indemnification agreement with and for the benefit of each such Board designee that is no less favorable than the most director favorable indemnification agreement to which the Company is a party as of the date of the Purchase Agreement.

CWCapital Warehouse Credit Agreements

        Effective as of the Closing, the Company will either purchase or cause to be purchased the outstanding loans under the warehouse credit agreements of CWCapital or replace all such warehouse credit agreements, and with respect to each guaranty or similar credit support arrangement issued by CW Financial in relation to the CWCapital warehouse credit agreements, the Company or the Purchaser will provide replacement guaranties or obtain substitute credit support arrangements and obtain a full release of CW Financial's support obligations for the CWCapital warehouse credit agreements.

Names Following Closing

        As of the Closing Date, the Company and CWCapital will (a) change the name of CWCapital, such that it will not include "CW" or any substantially similar name or derivation thereof and (b) cease, and cause CWCapital to cease, using the name "CWCapital" or any substantially similar name or derivation thereof (except that CWCapital may use the name "CWCapital" during the 60-day period immediately following the Closing Date, but solely to the extent that it and its employees have any business cards, letterhead or other correspondence bearing the name "CWCapital").

Bylaws Amendment

        Pursuant to the Purchase Agreement, conditioned on and prior to the occurrence of the Closing, the Board is required to take all necessary action, to the extent permitted by applicable law, to render inapplicable (i) any control share acquisition, business combination or other similar anti-takeover provision under the laws of Maryland that would otherwise be applicable to the issuance of the Stock Consideration and any other transactions contemplated by the Purchase Agreement, and (ii) the corporate opportunity doctrine with respect to CW Financial, the individuals designated by CW Financial to the Board, and certain of their affiliates.

Additional Agreements

        The Purchase Agreement contains additional agreements between CWCapital, the Seller and us relating to, among other things:

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  Consultations regarding public announcements and certain confidentiality obligations;

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  Notification of certain matters;

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  Certain pre-closing separation of assets between CW Financial and CWCapital;

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  Certain tax matters;

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  Certain actions of the Company with respect to obtaining the Financing;

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  Providing certain interim financial information of CWCapital;

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  NYSE listing of the shares of our Common Stock to be issued at Closing to CW Financial;

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  Compliance by the Purchaser and CWCapital with provisions under the WARN Act or similar applicable law; and

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  Continued employment of employees of CWCapital after the Closing and their service and participation in the Company's employee benefit plans.

Closing

        The Closing under the Purchase Agreement will occur not later than the third business day following the satisfaction or, to the extent permitted, waiver of all conditions to the obligations of the parties to consummate the transactions contemplated under the Purchase Agreement, including our stockholders' approval of the Share Issuance Proposal as described in this proxy statement.

Conditions to Closing

        The mutual obligations of the parties to consummate the Acquisition and the related transactions are subject to the satisfaction or waiver of the following conditions (the "Mutual Closing Conditions"):

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  The absence of any suit, action or proceeding by any governmental authority that prohibits or makes illegal the Acquisition or other transactions contemplated under the Purchase Agreement, or imposes limitations on such transactions or the ability of any party to perform its obligations;

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  The expiration or termination of any waiting period (and any extension of such period) under the HSR Act applicable to the transactions contemplated under the Purchase Agreement;

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  Receipt of approval by the Company's stockholders of the Share Issuance Proposal; and

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  CW Financial's receipt of certain required third-party consents to the Acquisition.

        In addition, the obligations of the Company and the Purchaser to consummate the Acquisition and other transactions contemplated under the Purchase Agreement are subject to the satisfaction (or waiver by the Purchaser) of the following conditions (the "Purchaser Closing Conditions"):

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  CW Financial and CWCapital shall have in all material respects complied with and performed their respective applicable obligations, covenants and agreements under the Purchase Agreement and the related transaction documents;

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  Subject to certain exceptions, the respective representations and warranties of CW Financial and CWCapital contained in the Purchase Agreement shall be true and correct in all respects as of the date of the Purchase Agreement and as of the Closing Date, except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on CWCapital or have a material adverse effect on CWCapital's or CW Financial's ability to perform its obligations under the Purchase Agreement;

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  No Material Adverse Effect on CWCapital, taken as a whole, shall have occurred since the date of the Purchase Agreement and be continuing on the Closing Date;

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  The Purchaser shall have received correct and complete copies of all documents and other items as required to be delivered under the Purchase Agreement; and

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  All approvals, authorizations and actions of, filings with and notices to any governmental authority necessary to permit CW Financial and CWCapital to perform their respective obligations under the Purchase Agreement and the related transaction documents and to consummate the transactions contemplated thereby and thereby shall have been duly obtained, made or given (except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on CWCapital or have a material adverse effect on its ability to perform such obligations under the Purchase Agreement).

        In addition, the obligations of CW Financial and CWCapital to consummate the Acquisition and other transactions contemplated under the Purchase Agreement are subject to the satisfaction (or waiver by CW Financial and CWCapital) of the following conditions (the "CW Financial Closing Conditions"):

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  The Company and the Purchaser shall have in all material respects complied with and performed their respective applicable obligations, covenants and agreements under the Purchase Agreement and the related transaction documents;

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  Subject to certain exceptions, the respective representations and warranties of the Company and the Purchaser contained in the Purchase Agreement shall be true and correct in all respects as of the date of the Purchase Agreement and as of the Closing Date, except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or have a material adverse effect on the Company's or the Purchaser's ability to perform its obligations under the Purchase Agreement;

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  No Material Adverse Effect on the Company and the Purchaser, taken as a whole, shall have occurred since the date of the Purchase Agreement and be continuing on the Closing Date;

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  The Seller shall have received correct and complete copies of all documents and other items as required to be delivered under the Purchase Agreement;

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  All approvals, authorizations and actions of, filings with and notices to any governmental authority necessary to permit each of the Company and the Purchaser to perform their respective obligations under the Purchase Agreement and the related transaction documents and to consummate the transactions contemplated thereby shall have been duly obtained, made or given (except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or have a material adverse effect on the Company's or the Purchaser's ability to perform its obligations under the Purchase Agreement);

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  The Stock Consideration will be fully paid and validly issued and the Company's counsel shall have delivered a customary opinion, in form and substance reasonably acceptable to CW Financial, with respect to the issuance of the Stock Consideration; and

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  The Common Stock shall be publicly listed on the NYSE effective as of the Closing Date and there shall have been no suspension of trading of the Common Stock between the date of the Purchase Agreement and the Closing Date.

Termination

        The Purchase Agreement may be terminated prior to the consummation of the Closing:

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  upon the written consent of both the Purchaser and CW Financial;

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  by the Purchaser, if any of the Mutual Closing Conditions or the Purchaser Closing Conditions discussed above are not fully satisfied, or if the Closing shall not have occurred, on or before December 31, 2012 (unless such failure results primarily from the Company or the Purchaser breaching any representation, warranty, covenant or agreement under the Purchase Agreement);

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  by the Purchaser, if CW Financial or CWCapital shall have breached any representation, warranty, covenant or agreement under the Purchase Agreement, which breach cannot be or has not been cured within 30 days after the Purchaser's giving of written notice thereof, and which breach would give rise to the failure of a Mutual Closing Condition or a Purchaser Closing Condition;

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  by CW Financial, if any of the Mutual Closing Conditions or CW Financial Closing Conditions are not fully satisfied, or if the Closing shall not have occurred, on or before December 31, 2012 (unless such failure results primarily from CW Financial or CWCapital breaching any representation, warranty, covenant or agreement under the Purchase Agreement);

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  by CW Financial, if the Company or the Purchaser shall have breached any representation, warranty, covenant or agreement under the Purchase Agreement, which breach cannot be or has not been cured within 30 days after CW Financial's giving of written notice thereof, and which breach would give rise to the failure of a Mutual Closing Condition or a CW Financial Closing Condition;

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  by either CW Financial or the Purchaser, if any law or governmental authority prohibits the consummation of the Acquisition; or

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  by either CW Financial or the Purchaser, if approval by the Company's stockholders of the Share Issuance Proposal is not obtained at the Special Meeting.

Indemnification

Indemnification of the Purchaser

        CW Financial has agreed that, after the Closing, it will indemnify each of the Purchaser and its affiliates (including CWCapital), and their respective directors, members, officers, equity holders, partners, employees, agents, subsidiaries, representatives and successors and assigns (collectively, the "Purchaser Indemnified Parties") from and against:

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  any and all losses that any Purchaser Indemnified Party may suffer due to any breach of any representation or warranty of CW Financial or CWCapital contained in the Purchase Agreement as of the date thereof or as of the Closing Date;

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  any and all losses that any Purchaser Indemnified Party may suffer due to any breach of a covenant or agreement on the part of CWCapital prior to the Closing or on the part of CW Financial;

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  any and all losses resulting from or arising out of any (i) taxes of CWCapital for all pre-Closing tax periods, (ii) transfer taxes for which CW Financial is responsible, and (iii) taxes of any member of taxable group of which CWCapital is or was a member on or prior to the Closing Date;

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  certain items of closing indebtedness and transaction costs to the extent not already deducted from the Cash Consideration; and

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  certain legal expenses incurred in connection with any litigation in which CW Capital Asset Management, on the one hand, and CWCapital, on the other hand, are named as co-defendants; provided, however, that CW Financial shall not be liable for such legal expenses in excess of

    $100,000 from the Closing Date through the first anniversary thereof, or $100,000 from and after the first anniversary of the Closing Date until the second anniversary of the Closing Date.

        CW Financial will not be liable to Purchaser Indemnified Parties for any losses (i) under the first bullet point above and, (ii) solely with respect to covenants to be performed prior to the Closing Date, the second bullet point above, unless and until the losses incurred by all Purchaser Indemnified Parties pursuant thereto exceed, in the aggregate, $3 million (the "Deductible"), in which case CW Financial will be liable for the full amount of the losses in excess of the Deductible; provided that the aggregate amount so required to be paid by CW Financial in respect of such losses may not exceed $22 million. The Deductible and the cap described in the preceding sentence will not apply to losses arising from (i) a breach of a Seller Fundamental Representation (as defined below), (ii) any breach of representations and warranties regarding tax matters, (iii) any breach of a covenant required to be performed following the Closing, or (iv) fraud with respect to CW Financial's or CWCapital's representations and warranties set forth in the Purchase Agreement. In addition, in no event will CW Financial be required to pay any amounts in satisfaction of claims for indemnification in excess of an amount equal to the cash consideration and Stock Consideration actually received by CW Financial in the aggregate.

        The Purchase Agreement provides that, if CW Financial is obligated to indemnify a Purchaser Indemnified Party for losses, then CW Financial may satisfy that obligation by selling shares of Common Stock:

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  at a price equal to the volume weighted average NYSE trading price of the Common Stock during the 20 consecutive trading days immediately preceding the third trading day prior to the date on which such losses are finally determined to be due and payable; and

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  in sufficient number to generate gross sale proceeds equal to such losses (the "Sale Proceeds").

In such an event (i) the actual payment that CW Financial will be required to make to the Purchaser Indemnified Party will be the Sale Proceeds net of any fees and expenses incurred by CW Financial in connection with the sale, and (ii) the time frame during which CW Financial is required to deliver such payment shall be concurrent with the time frame in which CW Financial is able to consummate such sale to a bona fide third-party purchaser.

        The representations and warranties of CW Financial and CWCapital relating to, among other things, organization, capitalization, contractual power and authority, due authorization and brokers' fees (collectively, "Seller Fundamental Representations") will remain in full force and effect indefinitely. The representations and warranties of CW Financial and CWCapital relating to, among other things, tax matters, employee benefit plans, and environmental matters will remain in full force and effect until 60 days following the applicable statute of limitations with respect to the subject matter of such representations and warranties. All other representations and warranties contained in the Purchase Agreement will remain in full force and effect for 12 months following the Closing Date.

Indemnification of CW Financial

        The Purchaser has agreed that, after the Closing, it will indemnify each of CW Financial and its affiliates and their respective directors, members, officers, equity holders, partners, employees, agents, subsidiaries, representatives and successors and assigns (collectively, the "Seller Indemnified Parties") from and against:

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  any and all losses that any Seller Indemnified Party may suffer due to any breach of any representation or warranty of the Company or the Purchaser contained in the Purchase Agreement as of the date thereof or as of the Closing Date;

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  any and all losses that any Seller Indemnified Party may suffer due to any breach of a covenant or agreement on the part of CWCapital after the Closing or on the part of the Company or the Purchaser; and

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  any and all (i) taxes of CWCapital for all post-Closing tax periods, or (ii) transfer taxes for which the Purchaser is responsible.

        The Purchaser will not be liable to Seller Indemnified Parties for any losses (i) under the first bullet point immediately above and (ii) solely with respect to covenants to be performed prior to the Closing Date, the second bullet point immediately above, unless and until the losses incurred by all Seller Indemnified Parties pursuant thereto exceed, in the aggregate, the Deductible, in which case the Purchaser will be liable for the full amount of the losses in excess of the Deductible; provided that the aggregate amount so required to be paid by the Purchaser in respect of such losses may not exceed $22 million. The Deductible and the cap described in the preceding sentence will not apply to losses arising from (i) a breach of a Purchaser Fundamental Representation (as defined below), (ii) any breach of representations and warranties regarding tax matters, (iii) any breach of a covenant required to be performed following the Closing, or (iv) fraud with respect to Purchaser's or Company's representations and warranties set forth in the Purchase Agreement. In addition, in no event will the Purchaser be required to pay any amounts in satisfaction of claims for indemnification in excess of an amount equal to the cash consideration and Stock Consideration actually received by CW Financial in the aggregate.

        The representations and warranties of Company and the Purchaser relating to, among other things, organization, capitalization, contractual power and authority, due authorization, and brokers' fees (collectively, "Purchaser Fundamental Representations") will remain in full force and effect indefinitely. The representations and warranties of CW Financial and CWCapital relating to, among other things, tax matters and employee benefit plans will remain in full force and effect until 60 days following the applicable statute of limitations with respect to the subject matter of such representations and warranties. All other representations and warranties contained in the Purchase Agreement will remain in full force and effect for 12 months following the Closing Date.

Payment of Indemnification

        Any indemnification obligation under the Purchase Agreement for any losses will be net of any insurance proceeds or any indemnity, contribution or other similar payment actually received by the indemnified party from any third party with respect thereto. The Purchaser and CW Financial have agreed that any indemnification received under the Purchase Agreement shall be treated by them and their respective affiliates, to the extent permitted by applicable law, as an adjustment to the Acquisition consideration received by CW Financial.

Specific Performance

        The parties are entitled to an injunction, specific performance or other equitable relief to specifically enforce and to prevent breaches of the Purchase Agreement in addition to any other remedy to which they are entitled at law or in equity.

Governing Law; Jurisdiction

        The Purchase Agreement is governed by the laws of the State of Delaware without regard to its conflict of laws principles.

Expenses

        The Purchase Agreement provides that each party will pay its own fees and expenses in connection with the Purchase Agreement. Additionally, CW Financial will pay all of any fees and expenses associated with obtaining Fannie Mae's consent in connection with the transactions contemplated by the Purchase Agreement and CW Financial, on the one hand, and the Company and the Purchaser, on the other hand, will pay 50 percent of any fees and expenses associated with obtaining any consents of any governmental authority or any other person in connection with the transactions contemplated by the Purchase Agreement (other than the Fannie Mae fee).

VOTING AGREEMENTS

        The following is a summary of selected material provisions of the Voting Agreements (as defined below). We urge you to read each Voting Agreement carefully and in its entirety. This summary is qualified in its entirety by reference to the Voting Agreements, copies of which are attached as Annex C and Annex D to this proxy statement and incorporated by reference herein.

Background

        Concurrently with the execution and delivery of the Purchase Agreement, William M. Walker, the Company's Chairman, President and Chief Executive Officer; Richard M. Lucas, Howard W. Smith, III, Richard C. Warner, and Deborah A. Wilson, all executive officers of the Company (collectively, the "WD Executive Stockholders"); Mallory Walker, Mr. Walker's father; and Column (together with the WD Executive Stockholders and Mallory Walker, collectively, the "Specified Stockholders"), have entered into voting agreements (the "Voting Agreements") with CW Financial by which each has agreed to, among other things, vote in favor of the Share Issuance Proposal at the Special Meeting, against any proposal made to the stockholders of the Company that could reasonably be expected to result in any of the closing conditions in the Purchase Agreement not being fulfilled, and, other than Column, to appoint each executive officer of CW Financial as such Specified Stockholder's attorney-in-fact with respect to the voting for matters related to the Purchase Agreement.

        The Voting Agreements collectively cover approximately 47 percent of the Common Stock. The WD Executive Stockholders and Mallory Walker are party to a Voting Agreement among themselves, the Company, the Purchaser and CW Financial. Column is party to a separate Voting Agreement among itself, the Company, the Purchaser and CW Financial. Further, the Specified Stockholders have agreed to certain customary restrictions on their ability to sell, encumber or otherwise dispose of their respective shares of Common Stock prior to the Closing, subject to certain exceptions.

Share Issuance Proposal and Special Meeting

        In addition to the voting covenants described above, each of the WD Executive Stockholders and Mallory Walker has agreed to vote all of such Specified Stockholder's shares of Common Stock or, as appropriate, execute written consents in respect thereof:

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  in favor of the approval of the Purchase Agreement and the transactions contemplated thereby;

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  against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company, the Purchaser or such Specified Stockholder in the Voting Agreement or the Purchase Agreement; and

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  against any agreement, amendment of the organizational documents or the certificate of incorporation or bylaws of the Company or the Purchaser or other action that would hinder the consummation of the transactions contemplated by the Voting Agreement and the Purchase Agreement.

Voting Proxy

        In order to secure the performance of each WD Executive Stockholder's and Mallory Walker's obligations under the Voting Agreement, such stockholder has under the Voting Agreement irrevocably granted a proxy, coupled with an interest, appointing each executive officer of CW Financial as such stockholder's attorney-in-fact and proxy, with full power of substitution, for and in his name, to vote, as such attorney-in-fact and proxy deems proper with respect to such stockholder's shares of Common Stock for any matters covered by the bulleted items described above. The Voting Agreement provides that the proxy will be deemed revoked upon the earlier of (i) termination of the Voting Agreement in accordance with its terms, or (ii) the Closing.

CW Financial and Column Board Designees

        Under the terms and conditions of the Voting Agreement to which Column is party, to the extent that Column beneficially owns at least 10 percent of our then outstanding Common Stock, at the Company's annual meeting of stockholders to be held during 2013 and 2014 (or at any special meeting of stockholders of the Company held prior to the 2014 annual meeting of stockholders at which Board directors are to be elected), or at any taking of action by written consent of stockholders in lieu of such meetings (each a "Director Election"), the following arrangements will apply (the "Board Designee Arrangements"):

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  Column shall have the right to designate one nominee for election to the Board (such nominee, the "CS Nominee") at such Director Elections;

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  at each such Director Election, (i) the Company's nominating committee and corporate governance committee shall recommend to the Board the nomination of Column's nominee for election to the Board, and (ii) the Board shall recommend to stockholders of the Company the election of the Column nominee to the Board; and

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  (i) CW Financial and its affiliates will vote all of their shares of Common Stock then held in favor of electing the CS Nominee to the Board, and (ii) Column will vote all of its shares of Common Stock then held in favor of electing CW Financial's or its affiliates' nominees to the Board.

Pre-Closing Standstill

        Each Specified Stockholder has agreed that, from the date of the Voting Agreement through the Closing (or, in the case of Column only, until the date of the Special Meeting for the approval of the Share Issuance Proposal or such earlier date on which such approval is obtained), it will not sell, pledge, encumber, assign or otherwise dispose of any shares of Common Stock, except pursuant to an existing Rule 10b5-1 plan under the Exchange Act of 1934, as amended (the "Exchange Act") or in compliance with certain other exceptions.

Post-Closing Standstill

        Additionally, each of the WD Executive Stockholders has agreed under the Voting Agreement that, from the date of the Closing until 180 days thereafter, he or she will not sell, pledge, encumber, assign or otherwise dispose of any shares of Common Stock, except pursuant to an existing Rule 10b5-1 plan under the Exchange Act or in compliance with certain other exceptions.

Termination

        Pursuant to its terms, the Voting Agreement will terminate upon the termination of the Purchase Agreement in accordance with its terms. Also, in the event that the Closing occurs, the provisions of the Voting Agreement relating to the matters described in the preceding paragraphs captioned "Share Issuance Proposal and Special Meeting," "—Voting Proxy" and "—Pre-Closing Standstill" will terminate and all other provisions of the Voting Agreement will survive the Closing.

 REGISTRATION RIGHTS AGREEMENT

        On the Closing Date, the Company will enter into a Registration Rights Agreement with CW Financial.

        The following is a summary of selected material provisions of the Registration Rights Agreement. The rights and obligations of the Company and CW Financial are governed by the express terms and conditions of the Registration Rights Agreement and not by this summary or any other information contained in this proxy statement. We urge you to read the Registration Rights Agreement carefully and in its entirety. This summary is qualified in its entirety by reference to the Registration Rights Agreement, a form of which is attached as Annex E to this proxy statement and incorporated by reference herein.

        For purposes of this summary, "Registrable Securities" of any Holder means (1) the shares of our Common Stock issued to CW Financial as the Stock Consideration and (2) any other debt or equity securities issued by the Company, in any case issued with respect to any Common Stock or such other securities by way of share or other dividend, distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and any shares of Common Stock or other Registrable Securities issuable upon conversion, exercise or exchange thereof. CW Financial and each assignee or transferee of any of the Registrable Securities (provided such assignee or transferee agrees in writing to be bound by the provisions of the Registration Rights Agreement) are referred to in this summary as "Holders."

Shelf Registration

        The Registration Rights Agreement provides that we will prepare and file with the SEC, as soon as practicable after the Closing Date and in all events within 30 calendar days after the Closing Date, a "shelf" registration statement on Form S-3 (or any comparable or successor form) relating to the offer and sale of the Registrable Securities (the "Initial Shelf Registration"). If we are not eligible to use Form S-3 at the time of filing, we are required to use Form S-1 (or any comparable or successor form) to effect such registration. We are required to use reasonable best efforts to, among other things, cause the applicable registration statement to be declared effective by the SEC at the earliest possible date following the filing thereof.

        We are required to use reasonable best efforts to maintain the effectiveness of the registration statement until the earlier of (i) the date on which all of the Registrable Securities covered by such registration statement are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder or (ii) the date on which the Holders consummate the sale of all of the Registrable Securities registered under the registration statement (the earlier of (i) or (ii), the "Termination Date").

Underwritten Offering

        The Registration Rights Agreement provides that, upon the written request of Holders of a number of Registrable Securities equal to at least 5 percent of the outstanding shares of Common Stock as of the Closing (an "Underwritten Offering Notice"), such Holder(s) shall be entitled to effect the sale of Registrable Securities through an underwritten public offering (an "Underwritten Offering"). The Company is not be obligated to effect more than three Underwritten Offerings (except that if the number of Registrable Securities included in the Underwritten Offering has been cutback at the request of the managing underwriter(s) by 25 percent or more from the number of Registrable Securities requested in the Underwritten Offering Notice by the applicable Holder(s), then such

Underwritten Offering shall not count towards the three Underwritten Offerings). In addition, the Company will not be obligated to effect, or take any action to effect, an Underwritten Offering:

  •
  within 180 days following the last date on which an Underwritten Offering was effected pursuant to the Registration Rights Agreement or during any lock-up period required by the underwriters in any prior Underwritten Offering conducted by the Company on its own behalf or on behalf of selling stockholders, or

  •
  during the period commencing with the date 30 days prior to the Company's good faith estimate of the date of filing of a registration statement with respect to an underwritten offering of Common Stock for its own account or for the account of one more other stockholders of the Company, and ending on a date 90 days after the effective date of such registration statement.

        The Company has agreed that, upon receipt of a valid Underwritten Offering Notice for an Underwritten Offering, the Company will give written notice of the proposed Underwritten Offering to all other Holders as soon as practicable. Within 10 business days following such notice from the Company, each Holder who wishes to participate in such Underwritten Offering must so notify the Company in writing and specify the number of Registrable Securities to be included in the Underwritten Offering. The Holders holding a majority of the Registrable Securities to be included in an Underwritten Offering will be entitled to select the managing underwriters for any such Underwritten Offering, subject to the approval of the Company, such approval not to be unreasonably withheld. The Company is required to cooperate with the Holder(s) and such managing underwriters in connection with any such offering.

Piggyback Registration

        If the Company proposes to file a registration statement under the Securities Act with respect to an underwritten offering of Common Stock for its own account or for the account of one or more other stockholders of the Company (other than a registration statement on Form S-4 or Form S-8 or filed in connection with an exchange offer or offering of securities solely to the Company's existing stockholders), then the Company will give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 10 business days before the anticipated filing date), and such notice will offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing within 5 business days of receiving such notice (a "Piggyback Registration").

        The Company will use its commercially reasonable efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit the Registrable Securities requested to be included in the Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company included therein. Our obligation to register a Piggyback Registration is subject to certain customary underwriting cutbacks in the event the managing underwriter determines that inclusion of the number of securities requested to be included in such Piggyback Registration would adversely affect the marketability of such offering.

Suspension of Registration

        The Company may postpone the filing of a registration statement and require any Holder not to sell under a registration statement or suspend the effectiveness thereof, if (i) the Board determines in good faith that such registration and/or offering would materially and adversely affect any offering of securities of the Company, or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the registration statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the registration statement would be expected, in the Company's reasonable determination, to cause the registration statement to fail to comply with applicable disclosure requirements (each such circumstance a "Suspension Event"). The Company has agreed that it may not delay, suspend or withdraw such registration statement for more than 60 days at any one time, or more than twice in any 12-month period, or more than three times in any two year period. In addition, the Registration Rights Agreement provides that, if all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date, then upon written notice thereof by the Company to the Holders, the rights of the Holders to offer and sell any Registrable Securities pursuant to any registration statement shall be suspended until the Company has filed such reports.

Indemnification

        In accordance with the Registration Rights Agreement, the Company will indemnify a Holder and its affiliates for any and all losses relating to any untrue statement of a material fact contained in, or any omission of a material fact from, any registration statement, prospectus or any amendment or supplement thereto (except to the extent (i) any such untrue statements or omissions are based upon written information furnished by such Holder expressly for use in such registration statement or prospectus (the "Holder Information"), or (ii) arising out of such Holder's failure to deliver to any purchaser of the Registrable Securities an amended or supplemental Prospectus furnished to such Holder by the Company, if such loss would not have arisen had such delivery occurred).

        Similarly, each Holder will severally, and not jointly with each other, indemnify the Company and its affiliates and each other Holder from and against any and all losses for any untrue statement of a material fact contained in, or any omission of a material fact from, any registration statement, prospectus or any amendment or supplement thereto to the extent (i) that such untrue statements or omissions are based upon Holder Information, or (ii) arising out of such Holder's failure to deliver to any purchaser of the Registrable Securities an amended or supplemental Prospectus furnished to such Holder by the Company, if such loss would not have arisen had such delivery occurred.

Reports Under the Exchange Act

        To make available the benefits of Rule 144 to the Holders, the Company is obligated to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act.

Assignment of Registration Rights

        The rights under the Registration Rights Agreement, subject to certain conditions and exceptions, will be automatically assignable by any Holder of Registrable Securities to any transferee or assignee of all or any portion of the Registrable Securities (provided such transferee agrees in writing to be bound by all of the provisions of the Registration Rights Agreement and such Holder provides written notice to the Company within 10 business days of the effectiveness of such assignment).

 CLOSING AGREEMENT

        On the Closing Date, the Company will enter into a Closing Agreement with CW Financial and CWCapital. The following is a summary of selected material provisions of the Closing Agreement. The rights and obligations of the Company, CW Financial and CWCapital are governed by the express terms and conditions of the Closing Agreement and not by this summary or any other information contained in this proxy statement. We urge you to read the form of Closing Agreement carefully and in its entirety. This summary is qualified in its entirety by reference to the Closing Agreement, a form of which is attached as Annex F to this proxy statement and incorporated by reference herein.

        For purposes of this summary, "Qualified Director" means a director who qualifies as an independent director of the Company under (i) the bylaws of the Company and any applicable corporate governance policies or guidelines of the Company then in effect and (ii) (A) applicable rules of the NYSE, as such rules may be amended or supplemented from time to time or (B) if the Common Stock is listed on a securities exchange or quotation system other than the NYSE, any comparable rule or regulation of the primary securities exchange or quotation system on which the Common Stock is listed or quoted, in each case as determined by the Board. Notwithstanding the foregoing, no affiliate of CW Financial or any member of a "group" (as defined in Section 13(d)(3) of the Exchange Act) with CW Financial shall be deemed a "Qualified Director".

Restrictive Covenants

Non-Competition

        CW Financial agreed that, for two years after the Closing Date, it will not, and will cause its subsidiaries not to, directly or indirectly, act as a director, officer, equityholder, partner or owner of any business or business unit that is engaged in providing Competing Services within North America (including being engaged as a principal part of such business or business unit in providing Competing Services within North America). "Competing Services" means lending money through loans secured by commercial real estate as an authorized or licensed Fannie Mae DUS, Freddie Mac Program Plus or MAP- or LEAN-approved FHA lender under the programs established by such agencies. Competing Services excludes correspondent lending, brokering loans and providing any other services to a lender that provides Competing Services.

Non-Solicitation of Employees

        The Company and CW Financial each agreed that, for two years after the Closing Date, neither it nor any of its subsidiaries will offer to hire or hire any person who has been designated a restricted employee of the other party or any of its subsidiaries. However, either party or its subsidiaries may hire persons whose employment with the other party or its subsidiaries terminated more than six months prior to such hiring.

Confidentiality

        The Company and CW Financial each agree that, for two years after the effective date of the Closing Agreement, it will, and will cause its subsidiaries and representatives to, maintain the confidentiality of, and refrain from disclosing to any person, all confidential information of the other party and its subsidiaries, except to the extent disclosure is required by law or in response to any summons or subpoena. In the event that such party reasonably believes after consultation with counsel that it or its subsidiaries is required by law or in response to any summons or subpoena to disclose any such confidential information, such party will, to the extent legally permissible, (i) provide the other party with prompt notice before such disclosure so that such other party may attempt to obtain, at such other party's sole cost and expense, a protective order or other assurance that confidential treatment will be accorded to such confidential information and (ii) cooperate with the other party, at such other party's sole cost and expense, in attempting to obtain such order or assurance.

Non-Disparagement

        The Company and CW Financial each agreed that, for two years after the Closing Date, it will cause the members of its senior management not to, directly or indirectly, make any statements or any other expressions (in writing, orally or otherwise) on television, radio, the internet or other media or to any third party, that are in any way disparaging of the other party or any of its subsidiaries, or any of their respective affiliates, or the products and services of the foregoing.

Releases

        CW Financial, on behalf of itself and its subsidiaries (the "Seller Releasing Parties"), agreed to forever and unconditionally waive and release CWCapital, its subsidiaries and their respective current and former officers, directors and agents (collectively, the "Released Company Parties"), to the fullest extent permitted by law, from all actions, causes of action, suits, debts, costs, penalties, dues, sums of money, accounts, reckonings, bonds, bills, liabilities, controversies, variances, trespasses, damages, judgments, demands, grievances or any other claims of any kind or nature, known or unknown, existing or claimed to exist, fixed or contingent, both at law and in equity ("Causes of Action") that such Seller Releasing Party has, has ever had or may have against the Released Company Parties arising contemporaneously with or prior to the Closing Date but solely to the extent that such Causes of Action arose out of CW Financial's ownership and conduct of the business of CWCapital and its subsidiaries prior to the Closing Date. CWCapital, on behalf of itself and its subsidiaries (the "Company Releasing Parties"), agreed to forever and unconditionally waive and release CW Financial, its subsidiaries and their respective current and former officers, directors and agents (collectively, the "Released Seller Parties"), to the fullest extent permitted by law, from Causes of Action that such Company Releasing Party has, has ever had or may hereafter have against the Released Seller Parties arising contemporaneously with or prior to the Closing Date but solely to the extent that such Causes of Action arose out of CW Financial's ownership and conduct of the business of CWCapital and its subsidiaries prior to the Closing Date. However, the Closing Agreement does not release any Released Company Party or Released Seller Party from (i) any Causes of Action arising under the Closing Agreement, the Purchase Agreement or the transaction documents in connection with the Acquisition or any rights to indemnification thereunder or (ii) any Causes of Action arising under arms length contracts existing between CWCapital and its subsidiaries, on the one hand, and CW Financial and its subsidiaries, on the other hand, which remain in effect after the Closing pursuant to the terms of the Purchase Agreement.

Restrictions on Transfer of Acquired Shares

        CW Financial has agreed not to transfer any of the shares of Common Stock issued to it pursuant to the Purchase Agreement prior to the 180th day following the effective date of the Closing Agreement, except for transfers to one or more of CW Financial's affiliates. CW Financial will be liable for any subsequent transfers by its affiliates in breach of the preceding sentence.

Right of First Offer

        If at any time CW Financial desires to transfer to an unaffiliated third party or third parties the shares of Common Stock issued to it pursuant to the Purchase Agreement (i) which would constitute more than 20 percent of our then issued and outstanding Common Stock on a fully-diluted basis, and (ii) such proposed transfer would be consummated pursuant to a private sale (other than through any broker dealer transactions) and not through a public offering of securities pursuant to a firm commitment underwritten public offering pursuant to an effective registration statement under the

Securities Act, then prior to effecting such transfer, CW Financial has agreed to deliver a written notice (a "ROFO Notice") to the Company specifying the number of shares desired to be transferred (the "ROFO Shares").

        Within seven days of receipt of the ROFO Notice (the "Offer Period"), the Company will have the right, but not the obligation, to provide CW Financial an irrevocable written offer to purchase all, but not less than all, of the ROFO Shares, in cash (the "Offer Notice") at such price per ROFO Share (the "ROFO Price") set forth in the Offer Notice and on a Closing Date no later than five days following the date of delivery of the Offer Notice. If the Company does not deliver an Offer Notice within the Offer Period, then the Company forfeits its right to purchase the ROFO Shares and CW Financial will have the right, but not the obligation, to transfer any or all of the ROFO Shares to any person at a price per ROFO Share that is at least 95 percent of the ROFO Price; provided, however, that with respect to any ROFO Shares that are not transferred within the ninety day period beginning at the end of the Offer Period, CW Financial may not transfer such shares without first complying with the right of first offer provisions, if applicable.

Standstill Arrangement

        CW Financial agreed that, from and after the effective date of the Purchase Agreement and for so long as (a) CW Financial has the right under the Purchase Agreement to designate a person to serve as a director on the Company's Board and (b) the Chairman, President and Chief Executive Officer of the Company as of the date of the Closing Agreement (the "Current CPCEO") continues to serve as at least one of the Chairman and/or the Chief Executive Officer of the Company, CW Financial will not, in any manner, directly or indirectly, without the prior written consent of a majority of the Qualified Directors:

  •
  publicly initiate any offer to effect, seek or propose (with or without conditions), any merger, acquisition, consolidation, other business combination, restructuring, recapitalization, tender offer or exchange offer with or involving the Company or any of its subsidiaries or all or substantially all their respective securities or assets (each a "Prohibited Transaction"). However, CW Financial may (i) file or amend its Schedule 13D regarding its Common Stock as required by law or to make other securities or tax filings as required by law, (ii) support any Prohibited Transaction initiated by any third party, (iii) vote its Common Stock with respect to any matter that does not relate to a Prohibited Transaction, or (iv) vote, tender or exchange its Common Stock in any Prohibited Transaction initiated, sought or proposed by any third party; or

  •
  engage, or in any way participate, directly or indirectly, in any "solicitation" (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of proxies or consents (whether or not relating to the election or removal of directors), seek to advise, encourage or influence any person with respect to the voting of any of the Company securities (except in support of proposals approved by the Board of Directors), in each case, against the election of the Company's directors;

However, if the Current CPCEO is terminated by our Board with CW Financial's Board designees voting in favor of such termination, then the standstill obligations of CW Financial under the Closing Agreement will terminate twelve months after the termination of the Current CPCEO.

Piggyback Letter Agreement

        The Company, CW Financial and the Specified Stockholders (other than Richard M. Lucas) (the "Current Stockholders"), who are parties to the Registration Rights Agreement dated as of December 20, 2010 with the Company (the "2010 Registration Rights Agreement"), entered into a letter agreement dated as of June 7, 2012 (the "Piggyback Side Letter") pursuant to which each of CW Financial and the Current Stockholders agreed to, among other things: (i) pro rata cutbacks with respect to their respective piggyback registration rights under the Registration Rights Agreement and the 2010 Registration Rights Agreement, if requested by a managing underwriter in order to reduce the amount of shares of Common Stock to be included in offerings of Common Stock for the Company's own account or underwritten offerings of Common Stock for the account of CW Financial or the Current Stockholders; (ii) the selection of the managing underwriters for any underwritten offering demanded by CW Financial and the Current Stockholders, respectively; (iii) the right of Column to request an underwritten offering subject to certain thresholds; and (iv) the inclusion by the Company of registrable securities of the Current Stockholders in the registration statement to be filed in connection with the Registration Rights Agreement. The foregoing summary is qualified in its entirety by reference to the Piggyback Side Letter, a copy of which was filed as Exhibit 5 to the Schedule 13D filed with the SEC by CW Financial and its affiliates on June 18, 2012.

 THE FINANCING

        The following is a summary of selected material provisions of the Commitment Letter pertaining to the Financing, dated as of June 8, 2012, between the Company and Bank of America. The rights and obligations of the Company and Bank of America are governed by the express terms and conditions of the Commitment Letter and not by this summary or any other information contained in this proxy statement. We urge you to read the Commitment Letter in its entirety. This summary is qualified in its entirety by reference to the Commitment Letter, a copy of which is attached as Annex G to this proxy statement and incorporated by reference herein.

        The Company, the Purchaser and Walker & Dunlop Multifamily, Inc. (which is the direct parent of the Purchaser) are parties, as borrowers, to the Term Loan Agreement, with Bank of America, as Administrative Agent and Collateral Agent, and Bank of America and PNC Bank, National Association, successor to National City Bank, as the lenders thereunder. In order to finance the cash consideration payable at the Closing, the Company requested Bank of America (as Administrative Agent and as a lender) and, pursuant to the Commitment Letter, Bank of America has agreed, to commit to (a) amend or replace the Term Loan Agreement in order to provide for an increase in the amount of the borrowings thereunder (the "Term Loan") to the aggregate sum of $83 million, and (b) in connection therewith, lend the Company such additional principal amount under the increased Term Loan commitment as shall be necessary in order to result in the aggregate principal amount of the Term Loan equaling $83 million, substantially all of the proceeds of such loan to be used solely for the purposes of the Acquisition (such loan to the Company, upon and subject to the terms and conditions set forth in the Commitment Letter, the "Senior Term Loan Facility"). Repayment must be made within five years of the Closing Date.

        The commitment of Bank of America under the Commitment Letter is subject to, among other conditions (i) the negotiation, execution and delivery of definitive documentation for the Senior Term Loan Facility consistent with the Commitment Letter, and (ii) no change, occurrence or development having occurred or becoming known to Bank of America since March 31, 2012 that, after giving effect to the Acquisition on a pro forma basis, has had or could reasonably be expected to have a Material Adverse Effect with respect to the Company.

        The terms and conditions of the Commitment Letter contemplate that the Company will agree to observe certain customary financial covenants under the Senior Term Loan Facility, including the following requirements:

  •
  Maintenance of certain minimum tangible net worth, liquid asset (i.e., cash, cash equivalents, and self-funded mortgage loans covered by binding purchase commitments from Fannie Mae, Freddie Mac or another investor approved by the Administrative Agent in its sole discretion), and EBITDA values;

  •
  Maintenance of a debt service coverage ratio of not less than 3:1;

  •
  Subject to certain exceptions, (i) all mortgage loans comprised by the Company's consolidated servicing portfolio may not be less than $20 billion at any time, and (ii) all Fannie Mae DUS mortgage loans comprised by the Company's consolidated servicing portfolio may not be less than $10.0 billion at any time;

  •
  Maintenance of an LTSV ratio (i.e., the quotient, expressed as a percentage, of (i) the outstanding unpaid principal balance of the Senior Term Facility divided by (ii) the then fair market value of all servicing contracts of the Company) of no greater than 40 percent;

  •
  Of the total unpaid principal amount of Fannie Mae DUS mortgage loans within the Company's consolidated servicing portfolio, no more than a to-be-specified percent thereof may be 60 or more days past due or otherwise in default; and

  •
  Maintenance of specified not-to-exceed limits on the ratio of adjusted funded debt to four-quarter EBITDA.

        The Commitment Letter provides that all commitments and undertakings of Bank of America thereunder will expire on October 31, 2012, unless definitive documentation for the Senior Term Loan Facility is executed and delivered prior to such date. Additionally, the Commitment Letter provides that if, as of October 31, 2012, the Closing has not occurred but the Acquisition has not been terminated, then, upon request of the Company, Bank of America will, acting in good faith, consider extending the expiration date of its commitments under the Commitment Letter to no later than December 31, 2012.

        The Company has agreed that, until such expiration or earlier termination of this Commitment Letter, it will not solicit or otherwise enter into any discussions in respect of, any competing senior credit facility or facilities for the Company and its subsidiaries.

RISK FACTORS

        In addition to the other information included or incorporated by reference in this proxy statement, including the matters addressed in the section of the proxy statement entitled "Special Note Concerning Forward-Looking Statements," you should carefully consider the following risks before deciding how to vote on the proposals presented at the Special Meeting. The risk factors related to the Acquisition present risks directly related to the Acquisition and the integration of the two companies. We have also included risks associated with each of the businesses of Walker & Dunlop and CWCapital because these risks will also affect the combined company. The risks and uncertainties described below are not the only risks and uncertainties that we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations. The risks below also include forward-looking statements, and our actual results may differ substantially from those discussed in these forward-looking statements. See "Special Note Concerning Forward-Looking Statements" beginning on page 20.

The market price of our Common Stock may decline as a result of the Acquisition or the issuance of shares of our Common Stock.

        We could encounter transaction and integration-related costs, may fail to realize all of the benefits anticipated in the Acquisition or be subject to other factors that affect preliminary estimates. Any of these factors could cause a decrease in our adjusted earnings per share or decrease or delay the expected accretive effect of the Acquisition and contribute to a decrease in the price of our Common Stock.

        In addition, we are unable to predict the potential effects of the issuance of shares of our Common Stock in connection with the Acquisition on the trading activity and market price of our Common Stock. We have granted registration rights to CW Financial for the resale of the shares of our Common Stock issued in connection with the Acquisition. These registration rights would facilitate the resale of such securities into the public market, and any such resale would increase the number of shares of our Common Stock available for public trading. Sales of a substantial number of shares of our Common Stock in the public market, or the perception that such sales might occur, could have a material adverse effect on the price of our Common Stock.

The Acquisition will result in changes to our Board and management that may affect the strategy and operations of the Company.

        If we complete the Acquisition, the composition of our Board and management team will change. Following the completion of the Acquisition, our Board will increase from eight to eleven directors and two of the three new directors will be designated for appointment by CW Financial. This new composition of our Board may affect our business strategy and operating decisions following completion of the Acquisition. In addition, there can be no assurances that the new Board will function effectively as a team and that there will not be any adverse effects on our business as a result.

The Acquisition is subject to a number of conditions, including the receipt of consents and clearances from domestic regulatory and quasi-governmental authorities that may not be obtained, may not be completed on a timely basis or may impose conditions that could have an adverse effect on us.

        Completion of the Acquisition is conditioned upon, among other matters, the receipt of certain governmental and quasi-governmental authorizations, consents, orders, clearances or other approvals, including consents from Fannie Mae, Freddie Mac, Ginnie Mae, HUD and the Federal Housing Administration of HUD, the expiration or termination of the waiting period under the HSR Act and such other consents, approvals and clearances necessary to permit all parties to perform their obligations under the Purchase Agreement and complete the Acquisition. There can be no assurance that regulators will not impose conditions, terms, obligations or restrictions and that such conditions, terms, obligations or restrictions will not have the effect of delaying completion of the Acquisition or imposing additional material costs on, or materially reducing the revenues of, our operations following the Acquisition. In addition, such conditions, terms, obligations or restrictions may result in the delay or abandonment of the Acquisition.

Failure to complete the Acquisition could negatively impact our business, financial condition, results of operations or stock prices.

        Completion of the Acquisition is conditioned upon the satisfaction of certain closing conditions, including the approval of the stock issuance by our stockholders, as set forth in the Purchase Agreement. The required conditions to closing may not be satisfied in a timely manner, if at all, or, if permissible, waived. If the Acquisition is not consummated for these or any other reasons, our ongoing business may be adversely affected and the market price of our Common Stock may decline to the extent that the current market price reflects a market assumption that the Acquisition will be completed.

Current stockholders will have reduced ownership and voting interests after the Acquisition.

        We will issue 11,647,255 shares of Common Stock (which represents approximately 34 percent of the Company on a fully diluted basis), subject to adjustment as described below under "The Purchase Agreement" on page 44. As a result, the percentage ownership of Walker & Dunlop held by each of our current stockholders will be smaller than such stockholder's percentage ownership of Walker & Dunlop prior to the Acquisition. Our current stockholders will, therefore, have proportionately less ownership and voting interests in Walker & Dunlop following the Acquisition than they have now.

Our future results following the Acquisition may differ materially from the unaudited pro forma financial information included in this document.

        The unaudited pro forma combined financial information contained in this document is presented for purposes of presenting our historical consolidated financial statements with CWCapital's historical financial statements as adjusted to give effect to the contemplated Acquisition and is not necessarily indicative of the financial condition or results of operations of the combined company following the Acquisition. The unaudited pro forma financial information reflects adjustments, which are based upon preliminary estimates, to allocate the purchase price to CWCapital's acquired assets and liabilities. The purchase price allocation reflected in this document is preliminary, and final allocation of the purchase price will be based upon the actual purchase price and the fair value of the assets and liabilities of CWCapital as of the date of the completion of the Acquisition. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect our financial condition and results of operations following the Acquisition. Any change in our financial condition or results of operations may cause significant variations in the price of our Common Stock. See the section entitled "Unaudited Pro Forma Combined Financial Information" beginning on page 94 for more information.

The Acquisition may result in a loss of customers, clients and strategic alliances.

        Prior to the Acquisition, some of the loan originators, customers, clients and strategic partners of CWCapital may terminate their business relationships with CWCapital because of uncertainty regarding the pending Acquisition. As a result of the Acquisition, some of the loan originators, customers, clients, potential customers or clients or strategic partners of Walker & Dunlop and CWCapital may terminate their business relationships with Walker & Dunlop following the Acquisition. Furthermore, potential clients or strategic partners may delay entering into, or decide not to enter into, a business relationship with us because of the Acquisition. If customer or client relationships or strategic alliances are adversely affected by the Acquisition, our business and financial performance following the Acquisition would suffer.

We depend on the recruitment and retention of qualified personnel, and failure to retain and attract such personnel could seriously harm our business.

        Our continued successful performance following the Acquisition will require our business and the business of CWCapital to retain, attract and motivate skilled mortgage loan origination personnel. In light of the specialized skills of these professionals and the competitive market for their services, we cannot assure you that we will be successful at retaining, attracting and motivating qualified and high-performing, experienced mortgage loan origination professionals for those businesses. The success of our efforts in those respects may impact our ability to execute our business strategy and our future results of operations and financial condition following the Acquisition.

We may be unable to integrate CWCapital's business with our own successfully.

        Following the Acquisition, we and the Purchaser will be required to devote significant management attention and resources to integrating CWCapital's business practices and operations with our own. Potential difficulties we may encounter as part of the integration process include the following:

  •
  challenges of effectively implementing and integrating our credit standards, which we believe are material contributors to our success, with respect to the business and operations of CWCapital;

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  the potential inability to successfully transition, maintain and develop CWCapital's mortgage loan origination and servicing portfolio;

  •
  complexities associated with managing the acquired business of CWCapital with our existing business, including difficulty addressing possible differences in corporate cultures and management philosophies and the challenge of integrating complex systems, technology, networks and other assets of each of the companies in a manner that minimizes any adverse impact on customers, employees and other constituencies; and

  •
  potential unknown liabilities and unforeseen increased expenses or delays associated with the Acquisition.

In addition, it is possible that the integration process could result in diversion of the attention of our management which could adversely affect our ability to achieve the anticipated benefits of the Acquisition.

We may fail to uncover all liabilities of CWCapital through the due diligence process prior to the Acquisition, exposing us to potentially large, unanticipated costs.

        Prior to completing the Acquisition, we expect to perform certain due diligence reviews of the business of CWCapital. In view of timing and other considerations relevant to our successfully achieving the Closing, our due diligence reviews will necessarily be limited in nature and may not adequately uncover all of the contingent or undisclosed liabilities we may incur as a consequence of the Acquisition. Any such liabilities could cause us to experience potentially significant losses, which could materially adversely affect our business, results of operations and financial condition.

In the event of the occurrence of certain material adverse events prior to Closing with respect to CWCapital, we may nevertheless be required to close the Acquisition, which could have a material adverse effect on us.

        The occurrence of the Closing is subject to a number of closing conditions, including that there shall not have occurred any "material adverse effect" (as specifically defined in the Purchase Agreement) on CWCapital, taken as a whole, after the date of the Purchase Agreement and continuing on the Closing Date. Prior to the Closing, events might occur that materially and adversely affect CWCapital, but that do not constitute a "material adverse effect" within the meaning of such Purchase Agreement closing conditions. If any such events were to occur, we would (without more) nevertheless be required under the Purchase Agreement to proceed with the Closing. Our completing the Acquisition under such circumstances could have a material adverse affect on our business, results of operations and financial condition.

We will incur substantial additional indebtedness in connection with the Acquisition.

        In connection with the Acquisition, pursuant to the Commitment Letter, we expect to enter into the Financing providing for up to $83 million in additional indebtedness under our Term Loan Agreement. See "The Financing" beginning on page 67. As a result, following the Acquisition, we will have indebtedness that is substantially greater than our indebtedness prior to the Acquisition. This higher level of indebtedness may:

  •
  require us to dedicate a greater percentage of our cash flow from operations to payments on our debt, thereby reducing the availability of cash flow to fund capital expenditures, pursue other acquisitions or investments in new technologies, make stock repurchases, pay dividends and use for general corporate purposes;

  •
  increase our vulnerability to general adverse economic conditions, including increases in interest rates if the borrowings bear interest at variable rates or if such indebtedness is refinanced at a time when interest rates are higher; and

  •
  limit our flexibility in planning for, or reacting to, changes in or challenges relating to our business and industry, creating competitive disadvantages compared to other competitors with lower debt levels and borrowing costs.

        We cannot assure you that cash flow from operations, combined with any additional borrowings available to us, will be obtainable in an amount sufficient to enable us to repay our indebtedness, or to fund other liquidity needs. We may incur substantial additional indebtedness in the future, which could cause the related risks to intensify. We may need to refinance all or a portion of our indebtedness on or before their respective maturities. We cannot assure you that we will be able to refinance any of our indebtedness, including under our Term Loan Agreement, on commercially reasonable terms or at all. If we are unable to refinance our debt, we may default under the terms of our indebtedness, which could lead to an acceleration of the debt. We do not expect that we could repay all of our outstanding indebtedness if the repayment of such indebtedness were to be accelerated.

 SELECTED HISTORICAL FINANCIAL DATA OF CWCAPITAL LLC

        CWCapital is a wholly owned operating subsidiary of CW Financial. On September 1, 2010, Galaxy acquired all of the membership interests in CW Financial from the former members, which resulted in CWCapital becoming an indirect wholly owned subsidiary of Galaxy. Galaxy is indirectly owned by funds managed by affiliates of Fortress. Pursuant to a Transfer Agreement dated as of October 17, 2011, Galaxy transferred its interests in CW Financial to its wholly owned subsidiary, CWFS Holdings LLC. For purposes of the discussion herein, CWFS Holdings LLC is disregarded.

        The selected historical financial information of CWCapital has been derived from the unaudited and audited financial statements of CWCapital, which financial statements (other than the financial statements for the year ended November 30, 2007) are included in this proxy statement beginning on page F-2. The selected historical financial information and supplemental data as of December 31, 2011 and 2010, and for the year ended December 31, 2011, and the four-month period ended December 31, 2010, have been derived from the audited financial statements of CWCapital for the period as of and following the acquisition of CW Financial by Galaxy on September 1, 2010 (the "Successor"). The selected historical financial information and supplemental data as of August 31, 2010 and November 30, 2009, 2008 and 2007, and for the nine-month period ended August 31, 2010, and the years ended November 30, 2009, 2008, and 2007, have been derived from the audited historical financial statements of CWCapital for the period prior to the acquisition of CW Financial by Galaxy on September 1, 2010 (the "Predecessor"). For further information on the acquisition, see "CWCapital Management's Discussion and Analysis of Financial Condition and Results of Operations—Basis of Presentation."

        Certain financial statement items and selected historical financial information of CWCapital have been presented in "CWCapital Management's Discussion and Analysis of Financial Condition and Results of Operations" to conform with the presentation contained in Walker & Dunlop's Annual Report on Form 10-K, incorporated by reference in this proxy statement, including:

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  Sale of servicing revenue is included in "Other revenue" below and in "Servicing fees" in CWCapital's audited financial statements;

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  Escrow earnings are included in "Escrow earnings and other interest income" below and in "Servicing fees" in CWCapital's audited financial statements;

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  Warehouse interest income and expense are included in "Net warehouse interest income" below and in "Interest income" and "Interest expense" in CWCapital's audited financial statements;

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  Non-warehouse interest income and expense are included in "Escrow earnings and other interest income" below and in "Interest income" and "Interest expense" in CWCapital's audited financial statements; and

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  Provision for risk-sharing obligations is included as a separate account below and in "General and administrative" in CWCapital's audited financial statements.

Selected Historical Financial Data of CWCapital

	Three Months Ended March 31,
	(in thousands)
	2012	2011
	(unaudited)	(unaudited)
Revenues
Gains from mortgage banking	$24,852	$17,748
Servicing fees	7,742	5,028
Net warehouse interest income	830	616
Escrow earnings and other interest income	351	490
Other revenue	1,207	842

Total Revenue	$34,982	$24,724
Expenses
Compensation expense	12,366	9,010
FV adjustments—MSRs, amortization and depreciation	13,165	3,681
Provision for risk-sharing obligations	(1,257)	228
Other operating expenses	3,744	3,960

Total Expenses	$28,018	$16,879
Net income(1)	$6,964	$7,845

	As of March 31,
	(in thousands)
	2012	2011
	(unaudited)	(unaudited)
Balance Sheet Data
Cash and cash equivalents	$24,165	$25,206
Restricted cash	24,179	5,066
Mortgage servicing rights	115,052	110,137
Loans held for sale	267,585	104,357
Other assets	44,885	35,322

Total Assets	$475,866	$280,088
Warehouse notes payable	260,732	100,622
Risk share liability	29,421	7,061
Other liabilities	34,980	32,286

Total Liabilities	$325,133	$139,969
Total equity	$150,733	$140,119

(1)
No provision has been made in CWCapital's financial statements for federal income taxes because CWCapital is a disregarded entity for federal tax purposes and its results are included in Galaxy's tax filings with the Internal Revenue Service.

	Successor(1)		Predecessor(2)
	2011	2010	2010	2009	2008	2007
	(in thousands)		(in thousands)
Revenues
Gains from mortgage banking(3)	$102,454	$47,724	$37,021	$29,403	$10,461	$24,840
Servicing fees	22,869	6,200	11,713	13,901	10,924	12,097
Net warehouse interest income	2,886	921	713	2,451	6,214	4,826
Escrow earnings and other interest income	1,730	666	1,350	1,085	6,027	9,382
Other revenue	3,701	636	1,633	1,195	596	1,271

Total Revenue	$133,640	$56,147	$52,430	$48,035	$34,222	$52,416
Expenses
Compensation expense	48,429	15,128	20,647	17,337	18,757	23,322
FV adjustments—MSRs, amortization and depreciation(4)	40,279	957	11,066	12,112	10,808	13,270
Provision for risk-sharing obligations	1,689	25	2,992	1,605	372	(60)
Other operating expenses	17,376	5,550	22,095	37,092	19,856	36,081

Total Expenses	$107,773	$21,660	$56,800	$68,146	$49,793	$72,613
Net income (loss)(5)	$25,867	$34,487	$(4,370)	$(20,111)	$(15,571)	$(20,197)
Balance Sheet Data
Cash and cash equivalents	21,773	32,812	25,542	12,240	27,920	38,802
Restricted cash	23,678	2,661	2,161	2,161	2,161	2,390
Mortgage servicing rights(4)	113,516	101,944	67,312	61,622	54,676	51,430
Loans held for sale	717,030	230,150	84,719	285,322	296,530	172,847
Other assets	61,685	43,798	44,599	9,093	7,342	11,181

Total Assets	$937,682	$411,365	$224,333	$370,438	$388,629	$276,650
Warehouse notes payable	695,216	232,552	82,452	285,303	296,027	173,959
Notes payable	—	—	—	2,138	—	10,000
Risk share liability	31,252	6,833	5,891	2,899	1,293	922
Other liabilities	67,637	39,706	46,453	13,557	26,158	44,802

Total Liabilities	$794,105	$279,091	$134,796	$303,897	$323,478	$229,683
Total equity	$143,577	$132,274	$89,537	$66,541	$65,151	$46,967

(1)
Selected financial data for the Successor includes balance sheet data as of December 31, 2011 and 2010, and income statement data for the year ended December 31, 2011 and for the four-month period September 1, 2010 through December 31, 2010.

(2)
The selected financial data for the Predecessor includes balance sheet data as of August 31, 2010, November 30, 2009, 2008 and 2007. The income statement data is for the nine-month period from December 1, 2009 through August 31, 2010, and years ended November 30, 2009, 2008, and 2007.

(3)
Effective December 1, 2009, CWCapital changed its accounting policy to recognize the fair value of rate lock agreements ("rate locks"), commitments to sell securities and commitments to sell loans at inception, which includes the fair value of all future cash flows. Please refer to "CWCapital Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies" for further information.

(4)
The Predecessor elected the amortization method to account for mortgage servicing rights ("MSRs") subsequent to initial recognition. The Successor elected to measure and carry its MSRs using the fair value option.

(5)
No provision has been made in CWCapital's financial statements for federal income taxes because CWCapital is a disregarded entity for federal tax purposes and its results are included in Galaxy's tax filings with the Internal Revenue Service.

CWCAPITAL MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with "Selected Historical Financial Data of CWCapital LLC", and the historical financial statements and the related notes thereto for the year ended December 31, 2011, the four-month period ended December 31, 2010, the nine-month period ended August 31, 2010, and the year ended November 30, 2009, and the unaudited financial statements of CWCapital for such periods and as of such date, as included in this proxy statement beginning on page F-2. The following discussion contains, in addition to historical information, forward-looking statements that include risks and uncertainties. CWCapital's actual results may differ materially from those expressed or contemplated in those forward-looking statements as a result of certain factors.

Business

        CWCapital is one of the leading commercial real estate finance companies in the United States, with a primary focus on multifamily lending. CWCapital's clients are owners and developers of commercial real estate across the country. CWCapital has approximately 180 employees located in 14 offices across the United States. CWCapital originates and sells multifamily mortgage loans pursuant to the programs of Fannie Mae, Freddie Mac and the Federal Housing Administration, a division of HUD, with which CWCapital has long-established relationships. CWCapital is approved as a Fannie Mae DUS lender nationally, a Freddie Mac Program Plus lender in Massachusetts, Georgia, Alaska, California, Idaho, Oregon, Washington, New Jersey, New York City metro area, Fairfield and New Haven counties in Connecticut, and Bucks, Chester, Delaware, Montgomery and Philadelphia counties in Pennsylvania and an approved Freddie Mac Targeted Affordable Housing lender. CWCapital is also a HUD MAP lender nationally, and a Ginnie Mae issuer. CWCapital is also a rated servicer and master servicer and services commercial loans for a number of CMBS trusts. CWCapital retains servicing rights and asset management responsibilities on substantially all loans that it sells to investors.

        On August 31, 2009, CWCapital entered into the ARA Finance LLC joint venture ("ARA") with ARA Finco LLC, a third party, for the purpose of seeking opportunities to provide mortgage loans for market rate and affordable multifamily, senior, and student housing and manufactured housing. CWCapital and ARA Finco LLC each hold a 50% interest in ARA.

        As previously discussed, CWCapital was indirectly acquired by Galaxy as part of the acquisition of CW Financial by Galaxy in 2010. Please see "Critical Accounting Policies" for accounting changes related to this acquisition.

        One of CWCapital's primary sources of revenue is the gains it recognizes from mortgage banking activities when it commits to both make a loan to a borrower (the "Borrower Rate Locks") and sell that loan to an investor (the "Investor Sale Commitment"). The gains from mortgage banking activities reflect the fair value attributable to loan origination fees, premiums or discounts on the sale of loans, net of any related originator commissions, and the fair value of the expected net future cash flows associated with the servicing of loans. CWCapital also generates revenue from net warehouse interest income it earns while the loan is held for sale in one of its warehouse facilities.

        CWCapital funds loans that it originates related to GSE and HUD programs through warehouse facility financings and subsequently pays off the warehouse facility financings upon the sale to the investor. The sale of the loan is typically completed within 45 days after the loan is closed.

        CWCapital retains servicing rights on substantially all of the loans it originates, and generates revenues from the fees it receives for servicing the loans, placement fees from escrow deposits held on behalf of borrowers, late charges and other ancillary fees. Servicing fees are set at the time an investor agrees to purchase the loan and are generally paid monthly for the duration of the loan. Most of CWCapital's Fannie Mae and Freddie Mac servicing engagements provide for make-whole payments in the event of a voluntary prepayment. In the context of CWCapital's CMBS servicing portfolio, certain of those loans allow for a defeasance starting two years following the securitization of the loan, and if so defeased, CWCapital is entitled to a continued stream of servicing fees through the maturity date. CWCapital's servicing portfolio had an unpaid principal balance ("UPB") of $17.1 billion as of March 31, 2012.

        CWCapital is currently not exposed to interest rate risk during the loan commitment, closing and delivery process. The sale or placement of each loan to an investor is negotiated prior to establishing the coupon rate for the loan. In the event a loan fails to close after a negotiated sale or placement to an investor, CWCapital's exposure is generally capped at an amount equal to or less than the good faith deposit collected from the borrower. CWCapital has not had a failed loan delivery.

        CWCapital has risk-sharing obligations on most loans it originates under the Fannie Mae DUS program. When a Fannie Mae DUS loan is subject to full risk-sharing, CWCapital absorbs the first 5% of any losses on the UPB of a loan at default, and above 5% it shares a percentage of the loss with Fannie Mae, with its maximum loss capped at 20% of the original principal balance ("OPB") of a loan (the first loss percentage is subject to doubling or tripling and the maximum loss cap can increase to 30% or 40% if the loan does not meet specific underwriting criteria or if the loan defaults within 12 months of its sale to Fannie Mae). CWCapital may, however, request modified risk-sharing at the time of origination, which reduces its potential risk-sharing losses from the levels described above. CWCapital regularly requests modified risk-sharing based on such factors as the size of the loan, market conditions and loan pricing. Accordingly, certain loans are originated with less retained loss exposure. Other modified loss sharing levels are negotiated on a case by case basis. For example, certain Affordable Fannie Mae loans are originated at a loss level equal to 50% of the standard loss share formula. CWCapital has risk on 343 Fannie Mae DUS transactions with a UPB of approximately $4 billion and a maximum loss exposure of $707 million as of March 31, 2012. CWCapital has restricted cash of $7 million related to this risk. In addition to the restricted cash, CWCapital has a risk-share liability on its balance sheet as further described below.

        CWCapital has risk on seven Freddie Mac Targeted Affordable Housing transactions with a combined UPB of $69.4 million as of March 31, 2012. The loss exposure is equal to the first 8% of each loan's UPB at default, and CWCapital has restricted cash of $1.2 million related to this risk. Subsequent to the origination of the above described loans, Freddie Mac has changed the program such that new Targeted Affordable Housing loans are originated without loss exposure to the seller/servicers. CWCapital does not have additional loans in its Freddie Mac Targeted Affordable Housing pipeline with risk exposure. In addition to the restricted cash, CWCapital has a risk-share liability on its balance sheet as further described below.

        In addition, there is one HUD co-insured loan with risk-sharing remaining in the portfolio. The current UPB on the loan is $5.1 million, and CWCapital's loss exposure is equal to the first 5% of the UPB at default, with the balance split 15% to CWCapital and 85% to HUD on a pari passu basis.

        In connection with CWCapital's business strategy to enter the small loan multifamily and servicing business, in late 2011 CWCapital acquired a small loan servicing portfolio from an affiliate of Citigroup (the "Citigroup Loan Portfolio"). As part of the purchase, CWCapital assumed risk on certain pools of loans, as follows:

  •
  1% Top Loss Pool, with a total UPB of approximately $1.6 billion as of March 31, 2012. CWCapital's loss exposure is approximately $16 million and is fully collateralized with a cash reserve, reflected in its restricted cash balance.

  •
  Non-Recourse Pool, with a total UPB of approximately $511 million as of March 31, 2012. CWCapital has no loss exposure.

  •
  Pari Passu Pool, with a total UPB of approximately $83 million as of March 31, 2012. CWCapital has a one-third loss exposure shared on a pari passu basis with Fannie Mae. CWCapital is responsible for its one-third exposure up to a cap of $5.6 million, and Citigroup is responsible for the excess.

  •
  Full Recourse Pool, with a total UPB of approximately $56 million as of March 31, 2012. CWCapital is responsible for all losses up to a cap of $3.0 million provided by Fannie Mae.

  •
  Bond Transactions, with a total UPB of approximately $23 million as of March 31, 2012. CWCapital has no loss exposure through indemnification from Citigroup.

        As of March 31, 2012 CWCapital's risk-share liability consisted of the following components (in thousands):

General risk share portfolio(1)	$6,676
Citigroup risk share portfolio:
1% top loss(2)	$16,023
Pari passu and full recourse	$1,105
Citigroup purchase accounting(3)	$5,617

Total	$29,421

(1)
See General Loan Portfolio under "Critical Accounting Policies" below.

(2)
Fully collateralized with restricted cash of $16.0 million.

(3)
CWCapital recorded an offsetting liability due to the values ascribed to the MSR and other assets acquired in the Citigroup Loan Portfolio as part of the purchase accounting for the Citigroup portfolio. This liability is amortized into income over seven years and should offset the fair value adjustment recorded to the Citigroup MSR as the related servicing rights expire.

        Please refer to "Selected Historical Financial Data of CWCapital LLC" and the table below, which provides supplemental data regarding CWCapital's financial performance (dollars in thousands):

	Successor		Predecessor
	For the twelve months ended December 31, 2011	For the four months ended December 31, 2010	For the nine months ended August 31, 2010	For the twelve months ended November 30, 2009
Origination Data:
Origination Volumes by Investor
Fannie Mae	$1,765,669	$922,848	$207,782	$422,768
Freddie Mac	1,314,952	333,940	420,871	603,826
Ginnie Mae—HUD	553,005	451,802	559,429	280,991
Life insurance company	33,690	—	—	—

Total	$3,667,316	$1,708,590	$1,188,082	$1,307,585
Key Expense Metrics (as a percentage of total revenues)
Compensation expense	36%	27%	39%	36%
Other operating expenses	13%	10%	42%	77%
Total expenses	81%	39%	108%	142%
Operating margin	19%	61%	-8%	-42%
Key Origination Metrics
Origination related fees(1)	152	151	167	106
Fair value of MSRs created, net(2)	146	154	130	123
Key Servicing Metrics (end of period)
Servicing portfolio UPB	$16,561,926	$12,664,765	$11,625,552	$11,431,945
Weighted-average servicing fee rate (bps)	17	14	12	11
Allowance for Losses	$31,252	$6,833	$5,891	$2,899

(1)
As bps of rate locked origination volume.

(2)
As bps of origination volume sold to investors.

Basis of Presentation

        CWCapital's parent company was acquired on September 1, 2010 by Galaxy. Galaxy elected to push-down the accounting for the acquisition of the membership interests of CW Financial to the individual assets and liabilities of CW Financial and its subsidiaries, including CWCapital. This push-down election presents the assets and liabilities of CWCapital at their respective fair values on the date of acquisition to reflect the purchase price paid in the acquisition.

        The balance sheet of CWCapital as of August 31, 2010, and the related statements of net loss, statement of member's equity and statement of cash flows for the period December 1, 2009 through August 31, 2010, are those of the Predecessor and are referred to as "the period ended August 31, 2010."

        The balance sheet of CWCapital as of December 31, 2010, and the related statements of net income, statement of member's equity and statement of cash flows for the period September 1, 2010 through December 31, 2010, are those of the Successor and are referred to as "the period ended December 31, 2010."

        The Predecessor statements of financial position and results of operations for the period ended August 31, 2010 are recorded on a historical cost basis; therefore the push-down accounting applied to the financial statements of CWCapital significantly affects the comparability of the Predecessor and Successor financial statements for periods immediately prior to, and immediately following the acquisition.

        Following the acquisition, the Successor elected to measure and carry its MSRs using the fair value option.

        The Predecessor elected the amortization method to account for MSRs subsequent to initial recognition. Additionally, effective December 1, 2009, CWCapital changed its accounting policy to recognize the fair value of rate locks, commitments to sell securities and commitments to sell loans at inception, which includes the fair value of all future cash flows. These accounting policies, and the effects on CWCapital's financial statements, are discussed more fully below under "Critical Accounting Policies."

Critical Accounting Policies

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The most significant use of estimates relates to the valuation of certain financial instruments and other assets and liabilities, such as mortgage loans held for sale ("MLHFS"), MSRs, intangible assets, derivative assets and liabilities, risk-share liability and certain compensation plans. Actual results could differ from those estimates.

        MLHFS—MLHFS is composed of loans that have been originated by CWCapital and are held on its balance sheet while awaiting sale.

        On September 1, 2010, the Successor elected the fair value option for MLHFS entered into at and after the election date. Fees and costs related to fair valued MLHFS are recognized in earnings as incurred and not deferred. Changes in fair value are recorded in "mortgage banking activities" for the Successor's statements of income (loss) and in "allocation of expense from affiliates—net" for the Predecessor's statements of income (loss).

        MLFHS where CWCapital has not elected the fair value option were initially recorded at fair value and subsequently have been accounted for at the lower of cost or fair value ("LOCOFV").

        MSRs—CWCapital records a separate asset or liability initially measured at fair value for servicing rights relating to mortgages originated and sold where the servicing rights have been retained ("Originated Mortgage Servicing Rights" or "OMSRs"). CWCapital also records a separate asset at fair value when it purchases servicing rights ("Purchased Mortgage Servicing Rights" or "PMSRs"). Management determines its classes of servicing assets and servicing liabilities based on program type.

        The Predecessor elected the amortization method to account for MSRs subsequent to initial recognition. Servicing rights created or purchased between December 1, 2008 and August 31, 2010, were amortized in proportion to and over the period of estimated net servicing income. For that period amortization is reported as a component of "amortization of servicing rights" on the Predecessor's statement of net loss. If a loan had future funding features, then the MSR related to future draws was recognized as the future draws were funded and sold, whether funded by CWCapital or directly by the investor.

        MSRs were evaluated for impairment by stratifying the portfolio according to predominant risk characteristics, primarily investor or program type. To the extent that the carrying value of an individual stratum exceeded its estimated fair value, that MSR was considered to be impaired. Such impairment would have been recognized through the income statement. In connection with its impairment analysis, the Predecessor monitored the rate of prepayment in the servicing loan portfolio, since the prepayment rate is a primary factor affecting impairment. Additionally, the Predecessor engaged an independent third party to assist in determining appropriate assumptions in determining fair value.

        The Successor elected to measure and carry its MSRs using the fair value option. Under the fair value option, MSRs are carried on the Successor's balance sheet at fair value and the changes in fair value are reported in 'fair value adjustments—MSRs—net' in the Successor's statement of income.

        Risk Share Liability—CWCapital assumes risk-sharing obligations with respect to its General Loan Portfolio and Citigroup Loan Portfolio risk, as follows:

  •
  General Loan Portfolio—CWCapital assumes risk-sharing with respect to certain Fannie Mae loans, generally not exceeding 20% of the original principal balance. CWCapital assumes risk on the first 8% of losses on certain Freddie Mac Targeted Affordable loans. With respect to a certain Ginnie Mae securitized loan, CWCapital assumes the first 5% then 15% of any remainder (collectively, "General Loan Portfolio"). CWCapital records an estimated loss in the financial statements if it has been determined that it is probable that a liability will be incurred. Such estimate is recorded in risk-share liability on CWCapital's balance sheet.

  •
  Citigroup Loan Portfolio—CWCapital has risk on certain Fannie Mae loans where the risk is limited to the first 1% of loss on a pool of loans (this risk is fully funded under a cash collateral agreement and the related cash is held in restricted cash). In addition, there are certain Fannie Mae loans where CWCapital's risk is 100% of the loss with the risk-sharing obligations capped at $3.0 million, and certain Fannie Mae loans where CWCapital's risk is pari passu with Fannie Mae on a one-third and two-thirds basis, respectively and the risk-sharing obligations are capped at $5.6 million.

        Mortgage Banking Activities—Mortgage banking activity income is recognized when CWCapital originates a loan with a borrower (the rate lock). Also included in mortgage banking activities are changes to the fair value of MLHFS and derivatives that occur during their respective holding periods. Upon sale of the loans, no gains or losses are recognized as such loans are recorded at fair value during their holding periods.

        Effective December 1, 2009, CWCapital changed its accounting policy to recognize the fair value of rate locks, commitments to sell securities and commitments to sell loans at inception, which includes the fair value of all future cash flows. The effect of this change in policy has been recognized as an opening retained earnings adjustment of $6.2 million.

Overview of Current Business Environment

        During 2011, U.S. multifamily market fundamentals continued their improvement following the macroeconomic instability experienced in recent years. Occupancy rates and effective rents appear to have increased based upon increased rental market demand, both of which aid loan performance due to their importance to the cash flows of the underlying properties. Despite this improvement in some market fundamentals, recovery of the overall real estate market continues to be challenged by the slow recovery of the broader economy.

        The commercial real estate sector began 2011 with strong funding levels from insurance companies and CMBS issuers, which surpassed 2010 origination totals before the end of the second quarter; however in the second half of the year, CMBS originations declined significantly as Treasury yields and consumer confidence decreased.

        The passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd Frank") introduced complex, comprehensive legislation into the financial and real estate sectors, which will have far reaching effects on the industry and its participants. While CWCapital is not a banking institution, there is uncertainty as to how, in the coming years, Dodd-Frank may affect CWCapital or its competitors. In addition, the scope, extent and timing of GSE reform continues to be uncertain. Although CWCapital cannot predict what actions Congress or other governmental agencies may take affecting the GSEs and/or HUD, CWCapital expects some regulatory change is likely. In the interim, the GSEs and HUD continue to supply a significant level of capital to the multifamily market and are expected to do so again in 2012 as multifamily debt refinancing activity is expected to increase.

Factors That May Impact CWCapital's Operating Results

        CWCapital believes that its results may be affected by a number of factors, including the items discussed below.

  •
  Performance of Multifamily and Other Commercial Real Estate Related Markets.  CWCapital's business is dependent on the general demand for, and value of, commercial real estate—particularly multifamily—and related services, which are sensitive to economic conditions. Demand for multifamily and other commercial real estate generally increases during stronger economic environments, resulting in increased property values, transaction volumes and loan origination volumes. During weaker economic environments, multifamily and other commercial real estate may experience higher property vacancies, lower demand and reduced values. These conditions can result in lower property transaction volumes and loan originations, as well as an increased level of servicer advances and losses from CWCapital's risk-sharing obligations.

  •
  The Level of Losses from Risk-Sharing Obligations.  Under the Fannie Mae DUS program, CWCapital shares risk of loss on most loans it sells. In the majority of cases, CWCapital absorbs the first 5% of any losses on the UPB of a loan at the time of default, and above 5% it shares a percentage of the loss with Fannie Mae, with its maximum loss capped at 20% of the OPB of a loan the first loss percentage is subject to doubling or tripling and the maximum loss cap can increase to 30% or 40% if the loan does not meet specific underwriting criteria or if the loan defaults within 12 months of its sale to Fannie Mae). On certain Freddie Mac Targeted Affordable loans, CWCapital is at risk for the first 8% of any losses which is determined based on the UPB at default. On the one HUD co-insured loan for which CWCapital has retained risk, CWCapital is responsible for the first 5% of any losses which is determined based on the UPB at default and 15% of any remaining loss. As a result, a continuing rise in delinquencies could have an adverse effect on CWCapital.

  •
  The Price of Loans in the Secondary Market.  CWCapital's profitability is determined in part by the price it paid for the loans it originates, which is generally par. A component of its origination related revenues is the premium it recognizes on the sale of a loan. Stronger investor demand typically results in larger premiums while weaker demand results in little to no premium.

  •
  Market for Servicing Commercial Real Estate Loans.  Servicing fee rates for new loans are set at the time of loan sale commitment and is based on origination volumes, competition, prepayment rates and any risk-sharing obligations undertaken. Changes in future servicing fee rates impact the value of future MSRs and future servicing revenues, which could impact CWCapital's profit margins and operating results over time.

  •
  Human Resources.  CWCapital's profitability can be affected based on CWCapital's ability to hire and retain quality staff. In particular the hiring or loss of an established loan originator can have an impact on operating results.

  •
  Interest Rates.  Rising interest rates can reduce loan origination volume but increase the value of MSRs due to the expected benefit of higher earnings on custodial funds. A drop in interest rates has the opposite effect.

Results of Operations

        Following is a discussion of CWCapital's results of operation for the quarters ended March 31, 2012 and March 31, 2011, the year ended December 31, 2011, the periods ended December 31, 2010 and August 31, 2010, and the year ended November 30, 2009. CWCapital's historical financial results are not necessarily indicative of future results. CWCapital's business is not typically subject to seasonal trends. However, CWCapital's results have fluctuated in the past and are expected to fluctuate in the future, reflecting the interest rate environment, the volume of transactions and general economic conditions.

  Quarter Ended March 31, 2012 Compared to Quarter Ended March 31, 2011

  Revenues

        Gains from Mortgage Banking.    Gains from mortgage banking totaled $24.9 million for the three-month period ended March 31, 2012 as compared to $17.7 million for the three-month period ended March 31, 2011, an increase of $7.2 million or 41%. Gains from mortgage banking activities reflect the fair value of loan origination fees, premiums or discounts on the sale of loans ("Loan Origination Revenue"), and the fair value of the expected net future cash flows associated with the servicing of the loans.

        Loan Origination Revenue increased to $10.4 million for the three-month period ended March 31, 2012, as compared to $5.5 million for the three-month period ended March 31, 2011, an increase of $4.9 million or 89% and were primarily attributable to an increase in origination volume and higher fees as a percentage of loan volume. Origination volumes increased to $741 million in 2012, as compared to $510 million in 2011, an increase of $231 million, or 45%. CWCapital's origination fees as a percentage of loan origination volumes increased to 141 basis points in 2012 from 109 basis points in 2011, a 29% increase.

        The fair value of the expected net future cash flows associated with the servicing of CWCapital's loans originated totaled $14.4 million for the three-month period ended March 31, 2012, as compared to $12.2 million for the three-month period ended March 31, 2011, an increase of $2.2 million or 18%. The increase was primarily attributable to the aforementioned increase in origination volumes.

        Servicing Fees.    Servicing fees totaled $7.7 million for the three-month period ended March 31, 2012 as compared to $5.0 million for the three-month period ended March 31, 2011, an increase of $2.7 million or 54%. The increase in servicing fees was primarily attributable to a 34% increase in the servicing portfolio to $17.1 billion at March 31, 2012 from $12.8 billion at March 31, 2011, coupled with an increase in the weighted-average servicing fee rate to 17.5 basis points at March 31, 2012 from 14.4 basis points at March 31, 2011, a 22% increase. The higher weighted-average servicing fee reflects an increase in the servicing fee rates received for new GSE and HUD loans.

        Net Warehouse Interest Income.    Net warehouse interest income totaled $0.8 million for the three-month period ended March 31, 2012, as compared to $0.6 million for the three-month period ended March 31, 2011, an increase of $0.2 million or 33%.

	For the quarter ended March 31,
	2012	2011
	(in thousands)
Interest income	$2,739	$1,896
Interest expense	1,909	1,280

Net interest income	$830	$616

        The increase in interest income was primarily attributable to the increase in loan originations.

        Escrow Earnings and Other Interest Income.    Escrow earnings and other interest income totaled $0.4 million for the three-month period ended March 31, 2012, as compared to $0.5 million for the three-month period ended March 31, 2011, a decrease of $0.1 million or 20%. The decrease was primarily attributable to the decrease in the rate earned on certain escrow balances.

        Other Revenue.    Other revenue totaled $1.2 million for the three-month period ended March 31, 2012, as compared to $0.8 million for the three-month period ended March 31, 2011, an increase of $0.4 million or 50%. The increase was primarily attributable to higher revenue recognized related to the sale of servicing rights.

  Expenses

        Compensation Expense.    Compensation expense totaled $12.4 million for the three-month period ended March 31, 2012, as compared to $9.0 million for the three-month period ended March 31, 2011, an increase of $3.4 million or 38%. The increase in compensation expense was primarily attributable to the additional headcount associated with the growth in CWCapital's loan origination and servicing portfolio. In addition, the increased compensation expense reflects increased compensation to CWCapital's loan production team resulting from the increase in loan origination volumes, and related fee income, period over period. Compensation expense, as a percentage of total revenue, decreased to 35% in 2012, as compared to 36% in 2011.

        Fair Value Adjustments—MSRs, amortization and depreciation.    Fair value adjustments—MSRs, amortization, and depreciation totaled $13.2 million for the three-month period ended March 31, 2012, as compared to $3.7 million for the three-month period ended March 31, 2011, an increase of $9.5 million. The increase in fair value adjustments—MSRs from the comparable period in the prior year was primarily attributable to the impact of the interest rate environment. With long-term commercial mortgage interest rates at historical lows, CWCapital experienced a significant increase in prepayments on its HUD loans. This directly affects the duration of CWCapital's mortgage servicing portfolio. As a result, at March 31, 2012, it increased the prepayment speed assumptions used to value its HUD MSR portfolio, reducing the estimated fair value of its MSR portfolio by approximately $7.0 million. The quarter ended March 31, 2012 additionally had a $2.9 million decrease related to future cash flows based on the LIBOR curve. The remaining change is generally reflective of normal amortization and run-off of the portfolio.

        Provision for Risk-Sharing Obligations.    Provision for risk-sharing obligations recorded a benefit of $1.3 million for the three-month period ended March 31, 2012, as compared to an expense of $0.2 million for the three-month period ended March 31, 2011 a decrease of $1.5 million. The decrease was primarily attributable to the improved performance of specific assets in the risk-sharing portfolio causing a reversal of prior provisions.

        Other Operating Expenses.    Other operating expenses totaled $3.7 million for the three-month period ended March 31, 2012, as compared to $4.0 million for the three-month period ended March 31, 2011, a decrease of $0.3 million, or 8%. The decrease was primarily attributable to lower general and administrative costs.

  Twelve Months Ended December 31, 2011 Compared to the Four Months Ended December 31, 2010 (Successor)

        Comparability of the Successor's December 31, 2011 and December 31, 2010 results of operations is significantly affected by the length of the periods presented (i.e. the Successor's December 31, 2010 results of operations are for a four-month period, compared to a twelve-month period ended December 31, 2011).

  Revenues

        Gains from Mortgage Banking.    Gains from mortgage banking totaled $102.5 million for the twelve-month period ended December 31, 2011, as compared to $47.7 million for the four-month period ended December 31, 2010, an increase of $54.8 million or 115%. This increase was primarily attributable to the eight month difference between periods. Gains reflect the fair value of Loan Origination Revenue, and the fair value of the expected net future cash flows associated with the servicing of the loan.

        Loan Origination Revenue increased to $55.8 million for the twelve-month period ended December 31, 2011, as compared to $23.7 million for the four-month period ended December 31, 2010, an increase of $32.1 million. The increase is primarily attributed to an increase in origination volume. Origination volumes increased to $3.7 billion million in 2011 as compared to $1.6 billion in 2010, an increase of $2.1 billion or 131%. This increase was primarily attributable to the eight month difference between periods. CWCapital's origination fees as a percentage of origination volumes increased to 152 basis points in 2011 from 151 basis points in 2010, a 1% increase.

        The fair value of the expected net future cash flows associated with the servicing of the loan totaled $46.6 million for the twelve-month period ended December 31, 2011 as compared to $24.0 million for the four-month period ended December 31, 2010, a 94% increase. The increase was primarily attributable to the increase in origination volumes described above.

        Servicing Fees.    Servicing fees totaled $22.9 million for the twelve-month period ended December 31, 2011, as compared to $6.2 million for the four-month period ended December 31, 2010, an increase of $16.7 million. This increase was primarily attributable to the eight month difference between periods. The servicing portfolio increased 31% to $16.6 billion at December 31, 2011 from $12.7 billion at December 31, 2010 and the weighted-average servicing fee rate increased to 17.1 basis points at December 31, 2011 as compared to 13.8 basis points at December 31, 2010, an increase of 24% increase. The higher weighted-average servicing fee reflects an increase in the servicing fee rates received for new GSE and HUD loans.

        Net Warehouse Interest Income.    Net warehouse interest income totaled $2.9 million for the twelve-month period ended December 31, 2011, as compared to $0.9 million for the four-month period ended

December 31, 2010, an increase of $2.0 million. This increase was primarily attributable to the increase in loan originations due to the additional eight months.

	Twelve Months Ended December 31, 2011	Four Months Ended December 31, 2010
	(in thousands)
Interest income	$8,936	$4,926
Interest expense	6,050	4,005

Net interest income	$2,886	$921

        Escrow Earnings and Other Interest Income.    Escrow earnings and other interest income totaled $1.7 million for the twelve-month period ended December 31, 2011, as compared to $0.7 million for the four-month period ended December 31, 2010, an increase of $1.0 million or 143%. This increase was primarily attributable to the eight month difference between periods, as well as a decrease in the short-term interest rate environment impacting the interest earned on escrow balances.

        Other Revenue.    Other revenue totaled $3.7 million for the twelve-month period ended December 31, 2011, as compared to $0.6 million for the four-month period ended December 31, 2010, an increase of $3.1 million. The increase was primarily attributable to higher sale of certain Freddie Mac servicing rights revenue.

  Expenses

        Compensation Expense.    Compensation expense totaled $48.4 million for the twelve-month period ended December 31, 2011, as compared to $15.1 million for the four-month period ended December 31, 2010, an increase of $33.3 million. This increase was primarily attributable to the eight month difference between periods. Compensation expense, as a percentage of total revenue, increased to 36% in 2011 as compared to 27% in 2010, primarily due to a decrease in deferred costs.

        Fair Value Adjustments—MSRs, amortization and depreciation.    Fair value adjustments—MSRs, amortization and depreciation totaled $40.3 million for the twelve-month period ended December 31, 2011, as compared to $1.0 million for the four-month period ended December 31, 2010, an increase of $39.3 million. This increase was primarily due to changes of $24.8 million related to future escrow earnings driven by the change in the LIBOR curve between the periods, $2.5 million due to prepayment assumption changes and the remainder primarily due to run-off from the portfolio over twelve-months versus four-months.

        Provision for Risk-Sharing Obligations.    Provision for risk-sharing obligations was $1.7 million for the twelve-month period ended December 31, 2011, as compared to zero for the four-month period ended December 31, 2010. This increase was primarily attributable to the performance of specific assets in the risk-sharing portfolio.

        Other Operating Expenses.    Other operating expenses totaled $17.4 million for the twelve-month period ended December 31, 2011, as compared to $5.6 million for the four-month period ended December 31, 2010, an increase of $11.8 million. This increase was primarily attributable to the eight month difference between periods.

  Nine Months Ended August 31, 2010 Compared to Twelve Months Ended November 30, 2009 (Predecessor)

        Comparability of the Predecessor's August 31, 2010 and November 30, 2009 results of operations is significantly affected by 1) the change in accounting policy and 2) the length of the periods presented

(i.e. the Predecessor's November 30, 2009 results of operations are for a twelve-month period, compared to a nine-month period ended August 31, 2010).

  Revenues

        Gains from Mortgage Banking.    Gains from mortgage banking totaled $37.0 million for the nine-month period ended August 31, 2010, as compared to $29.4 million for the twelve-month period ended November 30, 2009, an increase of $7.6 million, or 26%. Gains from mortgage banking reflect the fair value of Loan Origination Revenue, and the fair value of the expected net future cash flows associated with the servicing of the loan. Effective December 1, 2009, CWCapital changed its accounting policy to recognize the fair value of rate locks, commitments to sell securities and commitments to sell loans at inception, which includes the fair value of all future cash flows.

        Loan Origination Revenue increased to $21.9 million for the nine-month period ended August 31, 2010, as compared to $13.8 million for the twelve-month period ended November 30, 2009, an increase of $8.1 million, which is primarily attributable to higher origination related fees, 167 basis points in the nine-month period ended August 31, 2010 as compared to 106 basis points in the twelve-month period ended November 30, 2009, a 58% increase. Origination volumes totaled $1.2 billion for the nine-month period ended August 31, 2010, as compared to $1.3 billion for the twelve-month period ending November 30, 2009.

        The fair value of the expected net future cash flows associated with the servicing of the loans totaled $15.1 million for the nine-month period ended August 31, 2010, as compared to $15.6 million for the twelve-month period ended November 30, 2009, a 3% decrease. The decrease was primarily attributable to an 8% reduction in origination volumes period over period.

        Servicing Fees.    Servicing fees totaled $11.7 million for the nine-month period ended August 31, 2010, as compared to $13.9 million for the twelve-month period ended November 30, 2009, a decrease of $2.2 million, or 16%. The decrease in servicing fees was primarily attributable to the three month difference between the periods. The servicing portfolio increased 2% to $11.6 billion at August 31, 2010 from $11.4 billion at November 30, 2009, and the weighted-average servicing fee rate increased to 11.8 basis points at August 31, 2010 from 11.1 basis points at November 30, 2009, an increase of 6%. The higher weighted-average servicing fee reflected an increase in the servicing fee rates received for new GSE and HUD loans.

        Net Warehouse Interest Income.    Net warehouse interest income totaled $0.7 million for the nine-month period ended August 31, 2010, as compared to $2.5 million for the twelve-month period ended November 30, 2009, a decrease of $1.8 million, or 72%. Interest income was higher for the nine-month period ended November 30, 2009 due to the certain special purpose entity ("SPE") assets which were sold in April 2010 and therefore were not recorded for the full nine-month period ended August 31, 2010. The SPEs were related to the prior business of CWCapital of originating loans into conduits. CWCapital has not warehoused any new conduit loans since 2007.

	Nine Months ended August 31, 2010	Twelve Months ended November 30, 2009
	(in thousands)
Interest income	$4,360	$6,676
Interest expense	3,647	4,225

Net interest income	$713	$2,451

        Escrow Earnings and Other Interest Income.    Escrow earnings and other interest income totaled $1.4 million for the nine-month period ended August 31, 2010, as compared to $1.1 million for the twelve-month period ended November 30, 2009, an increase of $0.3 million or 27%. This increase was primarily attributable to an increase in the rate earned on certain escrow balances.

        Other Revenue.    Other revenue was $1.6 million for the nine-month period ended August 31, 2010, as compared to $1.2 million for the twelve-month period ended November 30, 2009, an increase of $0.4 million, or 33%. This increase was primarily attributable to an increase in revenue related to ARA.

  Expenses

        Compensation Expense.    Compensation expense totaled $20.6 million for the nine-month period ended August 31, 2010, as compared to $17.3 million for the twelve-month period ended November 30, 2009, an increase of $3.3 million, or 19%. The increase in compensation expense was primarily attributable to the increased fees and premiums and therefore increased commission and bonus payments to CWCapital employees. Compensation expense, as a percentage of total revenues, increased to 39% for the nine-month period ended August 31, 2010, from 36% for the twelve-month period ended November 30, 2009.

        Fair Value Adjustments—MSRs, amortization and depreciation.    MSRs amortization and depreciation totaled $11.1 million for the nine-month period ended August 31, 2010, as compared to $12.1 million for the twelve-month period ended November 30, 2009, a decrease of $1.0 million or 8%. For the periods compared, MSRs were accounted for using the amortized cost basis of accounting. The decrease was primarily attributable to a decrease in loan payoffs and the effects of a nine-month period compared to a twelve-month period. In subsequent periods, CWCapital used the fair value method to record its MSRs.

        Provision for Risk-Sharing Obligations.    Provision for risk-sharing obligations totaled $3.0 million for the nine-month period ended August 31, 2010, as compared to $1.6 million for the twelve-month period ended November 30, 2009, an increase of $1.4 million, or 88%. This increase was primarily attributable to the performance of specific assets in the risk-sharing portfolio.

        Other Operating Expenses.    Other operating expenses totaled $22.1 million for the nine-month period ended August 31, 2010, as compared to $37.1 million for the twelve-month period ended November 30, 2009, a decrease of $15 million, or 40%. The decrease was primarily attributable to losses on the SPE assets and the three month difference in periods.

Liquidity and Capital Resources

  Financial Condition

  Cash Flows from Operating Activities

        CWCapital's cash flows from operations are generated from fees received from loan originations and sales, primary servicing fees, placement fees, interest income and other income, net of operating costs. Cash flows from operations are impacted by the timing of loan closings and the period of time loans are held for sale in the warehouse.

  Cash Flow from Investing Activities

        CWCapital's investing activities include the investment in ARA, investments obtained in the Citigroup Portfolio transaction and purchases of MSRs.

  Cash Flow from Financing Activities

        CWCapital uses its warehouse facilities to fund loan closings. CWCapital believes that its current warehouse facilities are adequate to meet its increasing loan origination needs. CWCapital also distributes excess cash flow to CW Financial in the form of cash distributions.

  Quarter Ended March 31, 2012 compared to Quarter Ended March 31, 2011

        CWCapital's unrestricted cash balance totaled $24.2 million and $25.2 million as of March 31, 2012, and 2011, respectively, a $1.0 million increase, or 4% decrease.

        Changes in cash flows from operations were driven primarily by loans acquired and sold. Such loans are held for short periods of time, generally less than 45 days, and impact cash flows presented as of a point in time. Cash provided by operating activities was $436.3 million for the quarter ended March 31, 2012, as compared to cash provided by operations of $124.3 million for the quarter ended March 31, 2011. The increase in cash flows provided by operations in 2012 was primarily attributable to the receipt of $438.5 million from funding loan originations, net of sales of loans to third parties, compared to $132.4 million to fund loan originations, net of sales of loans to third parties in 2011. Remaining cash used by operations totaled $2.2 million and $8.1 million for the quarters ended March 31, 2012 and 2011, respectively.

        CWCapital received $0.4 million and $0.1 million for the quarters ended March 31, 2012, and 2011, respectively, from investments in subordinate notes obtained in the Citigroup Portfolio transaction and ARA.

        Cash flows used in financing activities was $434.3 million for the quarter ended March 31, 2012 compared to $131.9 million for the quarter ended March 31, 2011. The change was due to net repayments of CWCapital's warehouse facilities exceeding the prior period.

  Twelve Months Ended December 31, 2011 compared to Four Months Ended December 31, 2010 (Successor)

        CWCapital's unrestricted cash balance totaled $21.8 million and $32.8 million as of December 31, 2011, and 2010, respectively, an $11.0 million decrease, or 34%.

        Cash used by operating activities was $459.2 million for the twelve month period ended December 31, 2011, compared to cash used in operations of $135.2 million for the four month period ended December 31, 2010. The increase in cash flows used by operations in 2011 was primarily attributable to $466.7 million to fund loan originations, net of sales of loans to third parties, compared to $150.1 million to fund loan originations, net of sales of loans to third parties in the four-month period ended December 31, 2010. Remaining cash flows from operations were $7.5 million and $14.9 million for the twelve-month period ended December 31, 2011 and the four-month period ended December 31, 2010, respectively.

        CWCapital received $0.1 million of cash during the twelve-month period ended December 31, 2011 primarily due to distributions from ARA exceeding its cost to acquire the Citgroup loan portfolio. During the four-month period ended December 31, 2010, CWCapital used $0.3 million of cash in connection with an increase in its restricted cash partially offset by distributions from ARA.

        Cash provided by financing activities was $448.1 million for the twelve-month period ended December 31, 2011 compared to $142.8 million for the four-month period ended December 31, 2010. The change was due to net borrowings of CWCapital's warehouse facilities exceeding the prior period.

  Uses of Liquidity, Cash and Cash Equivalents

        CWCapital's cash flow requirements consist of (i) short-term liquidity necessary to fund mortgage loans, and (ii) working capital to support its day-to-day operations, including servicer advances consisting of principal and interest advances for Fannie Mae, HUD and master serviced loans that become delinquent and advances on insurance and tax payments if the escrow funds are insufficient.

        CWCapital also requires working capital to satisfy collateral requirements for its Fannie Mae DUS risk-sharing obligations and to meet the operational liquidity requirements of Fannie Mae, Freddie Mac, HUD, Ginnie Mae and its warehouse facility lenders.

        Fannie Mae has indicated that it will be increasing its collateral requirements for certain loans. Congress and other governmental authorities have also suggested that lenders will be required to retain on their balance sheet a portion of the loans that they originate, although no such regulation has yet been implemented. In either scenario, CWCapital would require additional liquidity to support the increased collateral requirements.

        Fannie Mae has established benchmark standards for capital adequacy, and reserves the right to terminate CWCapital's servicing authority for all or some of the portfolio, if at any time it determines that CWCapital's financial condition is not adequate to support its obligations under the Fannie Mae DUS agreement. CWCapital is required to maintain acceptable net worth as defined in the standards, and CWCapital satisfied the requirements as of December 31, 2011 and 2010. The net worth requirement is derived primarily from unpaid balances on Fannie Mae loans and the level of risk-sharing. At December 31, 2011, the net worth requirement was $28.3 million and CWCapital's net worth was $149.5 million. As of December 31, 2011, CWCapital was required to maintain at least $3.9 million of liquid assets to meet its operational liquidity requirements for Fannie Mae, Freddie Mac, HUD, Ginnie Mae and CWCapital's warehouse facility lenders. As of December 31, 2011, CWCapital had operational liquidity of $21.8 million.

        Historically, CWCapital's cash flows from operations have been sufficient to enable it to meet its short-term liquidity needs and other funding requirements. Similarly, CWCapital believes that cash flows from operations should be sufficient for it to meet its current obligations for the next 12 months.

  Restricted Cash

        CWCapital is generally required to share the risk of any losses associated with loans sold under the Fannie Mae DUS program (the DUS risk-sharing obligation). CWCapital is required to secure this obligation by assigning restricted cash balances and securities to Fannie Mae. Restricted cash consists primarily of this collateral required by Fannie Mae. The amount of collateral required by Fannie Mae is a formulaic calculation at the loan level and considers the balance of the loan, the risk level of the loan, the age of the loan and the level of risk-sharing. As of December 31, 2011 and December 31, 2010, CWCapital had pledged cash and cash and a letter of credit, respectively, to collateralize its Fannie Mae DUS risk-sharing obligations of $22.5 million and $6.5 million, respectively, all of which were in excess of current requirements. At December 31, 2011, CWCapital had cash of $22.5 million posted with the custodial agent for the Fannie Mae Lender Reserve pursuant to its loss sharing obligations with Fannie Mae, of which $16 million and $6.5 million relate to the Citigroup Loan Portfolio and General Loan Portfolio (as defined below under "Risk-Share Liability"), respectively. At December 31, 2011, CWCapital had cash of $1.2 million posted with the custodial agent for the Freddie Mac Targeted Affordable Reserve pursuant to its loss sharing obligations with Freddie Mac. As of March 31, 2012, CWCapital had pledged cash and securities in excess of these requirements. Also, under the provisions of its Fannie Mae DUS agreement, CWCapital must maintain a certain level of liquid assets referred to as the operational and unrestricted portions of the required reserves each year. These requirements were satisfied by CWCapital as of March 31, 2012.

        In 2010, Fannie Mae increased its collateral requirements for Tier II loans by approximately 25 basis points effective April 1, 2011. Based on CWCapital's aggregate Fannie Mae portfolio as of March 31, 2012, the total incremental collateral required for all existing loans over the life of the portfolio, in accordance with Fannie Mae requirements, is expected to be approximately $6.9 million. In January 2012, Fannie Mae notified its Multifamily DUS lenders that collateral requirements on Fannie Mae Tier II, III and IV loans will remain unchanged for 2012. However, collateral requirements for existing and new Fannie Mae Tier I loans will increase from 50 basis points to 90 basis points and that Level 2 and Level 3 loss sharing requirements will increase. CWCapital currently has no loans in its portfolio which will be affected by the announced collateral changes and does not expect such changes will have a material impact on its future operations; however, future changes to collateral requirements may adversely impact CWCapital.

  Sources of Liquidity: Warehouse Facilities

        To provide financing to borrowers under GSE and HUD programs, CWCapital has arranged for committed warehouse lines of credit, and has pledged substantially all of its loans held for sale. Notes payable at March 31, 2012, consist of the following (in thousands):

First mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.24%	$89,504
Second mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.49%	47,645
Third mortgage warehousing demand line of credit, bearing interest at a variable rate of 1.45%	89,643
Fourth mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.49%	33,940
HUD servicing advance line of credit	—

Total notes payable	$260,732

  •
  The first mortgage warehousing demand line of credit is $125 million and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line matures on October 1, 2012 and routinely is extended annually. On May 23, 2012, CWCapital increased its line of credit to $150 million, and on June 25, 2012, CWCapital entered into a temporary increase of $400 million for the period from June 25, 2012 to August 8, 2012. At March 31, 2012, the unused portion of the line of credit was $35.5 million.

  •
  The second mortgage warehousing demand line of credit is $175 million and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line matures on November 14, 2012 and routinely is extended annually. At March 31, 2012, the unused portion of the line of credit was $127.4 million.

  •
  The third mortgage warehousing demand line of credit is $225 million and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund advances under a certain mortgage program. Security for the mortgage warehousing line of credit is the related MLHFS. There is no stated maturity date under the lending agreement. At March 31, 2012, the unused portion of the line of credit was $135.4 million.

  •
  The fourth mortgage warehousing demand line of credit is $50 million and carries variable interest rate options, as defined in the line of credit agreement. On May 23, 2012, CWCapital increased its line of credit to $100 million. The mortgage warehousing line is available to fund advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line matures November 17, 2012 under the lending agreement and routinely is extended annually. At March 31, 2012, the unused portion of the line of credit was $16.1 million.

  •
  The HUD servicing advance line of credit is $7.5 million, which is available for principal, interest, tax and insurance advances and other property protection advances on defaulted HUD loans. There is a sub-limit of $5 million for advances over 30 days. The line is secured by a pledge of the right to reimbursement from HUD and Ginnie Mae that is held by CWCapital and carries variable interest rate options, as defined in the line of credit agreement. The HUD servicing advance line of credit matures on October 1, 2012 and routinely is extended annually. At March 31, 2012, the unused portion of the line of credit was $7.5 million.

  Risk-Share Liability

        Risk-Share Liability—CWCapital assumes risk-sharing obligations with respect to its General Loan Portfolio and Citigroup Loan Portfolio risk, as follows:

  •
  General Loan Portfolio—CWCapital assumes risk-sharing with respect to certain Fannie Mae loans, generally not exceeding 20% of the original principal balance. CWCapital assumes risk on the first 8% of losses on certain Freddie Mac Targeted Affordable loans. With respect to a certain Ginnie Mae securitized loan, CWCapital assumes the first 5% then 15% of any remainder. CWCapital records an estimated loss in the financial statements if it has been determined that it is probable that a liability will be incurred. Such estimate is recorded in risk-share liability on CWCapital's balance sheet.

  •
  Citigroup Loan Portfolio—CWCapital has risk on certain Fannie Mae loans where the risk is limited to the first 1% of loss on a pool of loans (this risk is fully funded under a cash collateral agreement and the related cash is held in restricted cash). In addition, there are certain Fannie Mae loans where CWCapital's risk is 100% of the loss, and certain Fannie Mae loans where CWCapital's risk is pari passu with Fannie Mae on a one-third and two-thirds basis, respectively.

  Off-Balance Sheet Risk

        CWCapital does not have any off-balance sheet arrangements.

  Contractual Obligations

        CWCapital has contractual obligations to make future payments on notes payable and lease agreements. CWCapital also has deferred compensation agreements with certain employees.

        The following table summarizes CWCapital's contractual obligations as of December 31, 2011 (in thousands):

	Total	Due in 1 year or less	Over 1 year and less than 3 years	Over 3 years and less than 5 years	Due after 5 years
Notes payable(1)	$696,215	$696,215	$—	$—	$—
Operating leases	5,033	1,499	1,786	1,389	359
Accrued compensation	15,005	11,322	311	3,097	275

Total	$716,253	$709,036	$2,097	$4,486	$634

(1)
To be repaid from proceeds of loan sales and includes accrued interest.

New/Recent Accounting Pronouncements

        There were no accounting standards that were issued and required to be implemented that were not implemented that would have or are expected to have a material impact on the financial position or results of CWCapital.

Quantitative and Qualitative Disclosures About Market Risk

        CWCapital is not currently exposed to interest rate risk during the loan commitment, closing and delivery process. The sale or placement of each loan to an investor is negotiated prior to closing on the loan with the borrower, and the sale or placement is effectuated within 45 days of closing. The coupon rate for the loan is set after CWCapital has established the interest rate with the investor.

        Some of our assets and liabilities are subject to changes in interest rates. Escrow earnings are generally based on LIBOR. A 100 basis point increase or decrease in the average 30-day LIBOR would increase or decrease, respectively, our annual earnings by approximately $4.2 million based on CWCapital's escrow balance as of March 31, 2012, compared to $4.0 million as of December 31, 2011. The borrowing cost of CWCapital's warehouse facilities are based on LIBOR. A 100 basis point increase or decrease in the average 30-day LIBOR would decrease or increase, respectively, CWCapital's annual net warehouse interest income by approximately $2.6 million based on CWCapital's outstanding warehouse balance as of March 31, 2012, compared to $7.0 million as of December 31, 2011.

        The fair value of CWCapital's MSRs is subject to market risk. A 100 basis point increase or decrease in the weighted average discount rate would decrease or increase, respectively, the fair value of CWCapital's MSRs by approximately $4.0 million as of March 31, 2012 compared to $4.0 million as of December 31, 2011. A 200 basis point increase or decrease in the weighted average discount rate would decrease or increase, respectively, the fair value of CWCapital's MSRs by approximately $7.8 million as of March 31, 2012 compared to $8.0 million as of December 31, 2011.

        As of March 31, 2011, there has been no significant change to CWCapital's exposure to interest rate risk.

Financial Statements and Supplementary Data

        The financial statements of CWCapital and notes related to the foregoing financial statements, together with the independent registered public accounting firm's or independent auditor's reports thereon, as applicable, for the year ended December 31, 2011, the four-month period ended December 31, 2010, the nine-month period ended August 31, 2010, and the year ended November 30, 2009, as included in this proxy statement beginning on page F-2, are incorporated herein by reference.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The following pro forma condensed combined financial information is based on the respective historical statements of Walker & Dunlop and CWCapital after giving effect to the Acquisition described below and elsewhere in this proxy statement and the assumptions and adjustments described in the accompanying notes to the pro forma combined financial information.

        Walker & Dunlop's and CWCapital's respective fiscal years end on December 31. The pro forma condensed combined balance sheet as of March 31, 2012 is based on the historical balance sheet of Walker & Dunlop and CWCapital as of March 31, 2012, and has been prepared to reflect the Acquisition as if it had occurred on March 31, 2012. The pro forma condensed combined statements of income for the fiscal year ended December 31, 2011, and for the interim period ended March 31, 2012, combine the historical results of operations of Walker & Dunlop and CWCapital for the year ended December 31, 2011, and the interim period ended March 31, 2012, as if the Acquisition had occurred on January 1, 2011, the first day of each company's 2011 fiscal year.

        In preparing the pro forma financial information, certain pro forma adjustments were made to CWCapital's financial information to conform to Walker & Dunlop's financial statement presentation.

        On June 7, 2012, Walker & Dunlop, the Purchaser, CW Financial and CWCapital, entered into the Purchase Agreement, providing for the acquisition of CWCapital by the Purchaser. See "The Purchase Agreement" beginning on page 44.

        Pursuant to the Purchase Agreement, and subject to the terms and conditions thereof, CW Financial, as the sole owner of the limited liability company interest of CWCapital, will be entitled to receive aggregate consideration of $220 million, subject to certain adjustments, consisting of (i) a cash payment of $80 million, to be made through a combination of existing capital and debt financing anticipated to be obtained, and (ii) a non-cash payment equal to the Stock Consideration (as defined below). The "Stock Consideration" is expected to equal 11,647,255 shares of the Common Stock. To mitigate the risk to the Company and CW Financial associated with any potentially significant increase or decrease, respectively, in the price of the Common Stock between the date of the Purchase Agreement and the Closing Date, the parties have agreed that the number of shares constituting the Stock Consideration will be fixed at 11,647,255 shares (and the Common Stock price at $12.02) within a "collar" of a 30 percent upward or downward fluctuation in the volume weighted average price of the Common Stock. However, if (a) the volume weighted average NYSE trading price of the Common Stock during the 20 consecutive trading days immediately preceding the third trading day prior to the Closing Date (the "Closing Share Value") is greater than $15.62 (i.e., more than 30 percent greater than $12.02), then the Stock Consideration will equal the number of shares of Common Stock equal to $182 million divided by the Closing Share Value, or (b) the Closing Share Value is less than $8.41 (i.e., more than 30 percent less than $12.02), then the Stock Consideration will equal the number of shares of Common Stock equal to $98 million divided by the Closing Share Value. The Stock Consideration's 30 percent-two-way collar may be illustrated as follows:

Closing Share Value Range	Number of Shares Constituting Stock Consideration
Less than $8.41	$98 million ÷ Closing Share Value
$8.41 - $15.62	11,647,255 shares
Greater than $15.62	$182 million ÷ Closing Share Value

        Bank of America, N.A. has provided a commitment letter dated June 8, 2012, to amend or replace Walker & Dunlop's existing Term Loan Agreement, to provide for an increase in aggregate term loan borrowings to $83 million, the proceeds from which may be used for the repayment of all amounts outstanding under the existing Term Loan Agreement, to repay certain promissory notes outstanding to predecessor shareholders and to be used for the purposes of the Acquisition. For a description of the Commitment Letter, refer to "The Financing" on page 67.

        The Acquisition will be accounted for as a business combination using the acquisition method of accounting and, accordingly, will result in the recognition of assets acquired and liabilities assumed at fair value. Walker & Dunlop has made significant estimates and assumptions in determining the preliminary allocation of the purchase price in the unaudited pro forma condensed combined financial statements, with the excess of the purchase price over the sum of these fair values recorded as goodwill. The fair value of certain assets, particularly the mortgage pipeline intangible asset, representing the expected value of all mortgage opportunities being evaluated and applications being processed by CWCapital at any given time, is expected to change significantly based upon the nature of the business and passage of time. These assumptions and estimates, some of which cannot be finalized until the consummation of the Acquisition, will be revised as additional information becomes available upon consummation of the Acquisition and finalization of the valuation of CWCapital's assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of CWCapital as of the closing date of the Acquisition. Accordingly, the final allocations of and the effects on the results of operations may differ materially from the preliminary allocations and unaudited pro forma combined amounts included herein.

        The pro forma condensed combined financial information herein does not give effect to any potential cost reductions or other operating efficiencies that could result from the Acquisition, including but not limited to, those associated with potential (i) reductions of corporate overhead, (ii) elimination of duplicate functions and (iii) increased operational efficiencies through the adoption of best practices and capabilities from each company. The pro forma combined financial information is not intended to represent what Walker & Dunlop's financial position or results of operation would actually have been if the Acquisition had occurred on the dates presented. The pro forma combined statements of income have not been adjusted for the charges related to the transaction costs because these costs are attributable to the transaction but will not have a continuing impact.

        The pro forma combined financial information should be read in conjunction with (i) Walker & Dunlop's historical consolidated financial statements and related notes contained in Walker & Dunlop's Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the three months ended March 31, 2012, which are incorporated by reference into this proxy statement, and (ii) CWCapital's historical audited consolidated financial statements and related notes for the year ended December 31, 2011, and unaudited interim financial information for the three months ended March 31, 2012, both of which are included elsewhere in this proxy statement.

 UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
(In thousands, except share and per share data)

	March 31, 2012
	Walker & Dunlop	CWCapital	Pro Forma Adjustments			March 31, 2012 Pro Forma Combined
Assets
Cash and cash equivalents	$40,811	$24,165		$(27,440)	A	$37,536
Restricted cash	5,083	24,179				29,262
Pledged securities, at fair value	19,599	—				19,599
Loans held for sale, at fair value	268,207	267,585				535,792
Loans held for investment	6,947	—				6,947
Servicing fees and other receivables, net	15,140	6,622				21,762
Derivative assets	10,264	32,136				42,400
Mortgage servicing rights	142,621	115,052		5,598	B	263,271
Goodwill	—	—		75,211	F	75,211
Intangible assets—purchase related	—	—		3,402	D	3,402
Other assets	8,784	6,127		(1,800)	E	13,111

Total assets	$517,456	$475,866		$54,971		$1,048,293

Liabilities and Stockholders' Equity
Liabilities
Accounts payable and other accrued expenses	$56,216	$10,907		$75	D	$67,198
Performance deposits from borrowers	5,806	3,195				9,001
Derivative liabilities	762	20,878				21,640
Guaranty obligation, net of accumulated amortization	10,447	—		5,598	B	16,045
Allowance for risk-sharing obligations	14,522	29,421				43,943
Warehouse notes payable	236,685	260,732				497,417
Notes payable	22,969	—		60,031	A	83,000

Total liabilities	$347,407	$325,133		$65,704		$738,244

Equity
Stockholders' equity:
Preferred share.	$—	$—	$			$—
Common stock, $0.01 par value.	218	—		116	C	334
Additional paid-in capital	81,747	105,280		34,604	C	221,631
Retained earnings	88,084	45,453		(45,453)	C	88,084

Total stockholders' equity	$170,049	$150,733		$(10,733)		$310,049

Commitments and contingencies

Total liabilities and stockholders' equity	$517,456	$475,866		$54,971		$1,048,293

Combined Pro Forma Adjustments

        The following pro forma adjustments have been reflected in the pro forma condensed combined financial information. These adjustments give effect to pro forma events that are (i) directly attributable to the Acquisition, (ii) factually supportable and (iii) with respect to the pro forma condensed combined statements of income, expected to have a continuing impact on the combined company. All adjustments are based on current assumptions and are subject to change upon completion of the final purchase price allocation following the Acquisition closing date. Walker & Dunlop's and

CWCapital's consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP") based on Walker & Dunlop's preliminary analysis. The accounting policies of Walker & Dunlop and CWCapital are substantially comparable, but an accounting policy conformance adjustment has been made to the pro forma condensed combined financial information for differing but acceptable applications of GAAP related to the presentation of the guaranty obligation (gross asset and liability versus net presentation).

Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2012

  A)
  To reflect the planned financing and cash consideration payment of $80 million upon consummation of the Acquisition, as well as a $7.5 million increase to the cash consideration pursuant to the terms of the excess working capital adjustment outlined in the Purchase Agreement, as of March 31, 2012. The level of working capital held by CWCapital is expected to fluctuate significantly and is expected to more closely approximate the target working capital, as defined in the Purchase Agreement, at the time of the Acquisition closing. Additionally, in conjunction with the closing of the Acquisition, we plan to repay our existing term debt with proceeds obtained through the Commitment Letter, increasing the total term debt outstanding at the close of the Acquisition to $83 million.

  B)
  To reflect the gross presentation of the guaranty obligation associated with Fannie Mae DUS loans with risk-sharing obligations. CWCapital historically recorded the guaranty obligation as a component of the fair value of the associated mortgage servicing right ("MSR") resulting in a net MSR presentation; however, Walker & Dunlop records and presents the MSR and the guaranty obligation as an asset and a liability, respectively. The adjustment reflects the manner in which the MSRs and guaranty obligation will be presented following the consummation of the Acquisition.

  C)
  To reflect the value of the Common Stock to be issued to CW Financial as partial consideration ($140 million, based upon the preliminary purchase price consideration) and the elimination of CWCapital's member's net equity balances.

  D)
  To reflect the preliminary purchase price allocation recognition of certain intangible assets and liabilities—above market lease liability, below market lease asset and a mortgage pipeline asset. The above and below market lease asset and liability reflect our estimation of the fair value of certain leases that will be assumed upon closing of the Acquisition and, upon closing, are expected to be amortized over the remaining lives of the respective leases. The mortgage pipeline asset recognized reflects the estimated fair value of the origination related fees and MSRs related to the loan applications and leads currently being processed by CWCapital. Due to the short lifecycle from application through rate lock, loan funding and subsequent sale, significant fluctuation is expected in the underlying application pipeline, and as a result, the value attributed to this asset at consummation of the Acquisition and final purchase price allocation may differ materially from the estimate provided herein.

  E)
  To reflect the adjustment to values of certain intangible, prepaid and other assets based upon estimated fair value in the business combination.

  F)
  To reflect the establishment of goodwill of $75.2 million estimated as a result of the preliminary purchase price allocation detailed below.

 UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
For the three months ended March 31, 2012
(In thousands, except share and per share data)

	Walker & Dunlop	CWCapital	Pro Forma Adjustments			Pro Forma Combined
Revenues
Gains from mortgage banking activities	$19,802	$24,852	$			$44,654
Servicing fees	9,379	7,742				17,121
Net warehouse interest income	937	830				1,767
Escrow earnings and other interest income	539	351				890
Other	3,745	1,207				4,952

Total revenues	$34,402	$34,982		$—		$69,384

Expenses
Personnel	$11,641	$12,366	$			$24,007
Amortization and depreciation	7,259	290				7,549
Provision for risk-sharing obligations	1,224	(1,257)				(33)
Fair value losses—MSRs, net	—	12,875				12,875
Interest expense on corporate debt	168	—		579	1	747
Other operating expenses	4,616	3,744				8,360

Total expenses	$24,908	$28,018		$579		$53,505

Income from operations	$9,494	$6,964		$(579)		$15,879
Income tax expense	3,655	—		2,458	2	6,113

Net income	$5,839	$6,964		$(3,037)		$9,766

Basic and diluted earnings per share	$0.27					$0.29

Diluted earnings per share	$0.27					$0.29

Basic weighted average shares outstanding	21,750,573			11,647,255		33,397,828

Diluted weighted average shares outstanding	21,848,280			11,647,255		33,495,535

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
For the year ended December 31, 2011
(In thousands, except share and per share data)

	Walker & Dunlop	CWCapital	Pro Forma Adjustments			Pro Forma Combined
Revenues
Gains from mortgage banking activities	$102,712	$102,454	$			$205,166
Servicing fees	33,581	22,869				56,450
Net warehouse interest income	4,198	2,886				7,084
Escrow earnings and other interest income	1,474	1,730				3,204
Other	10,385	3,701				14,086

Total revenues	$152,350	$133,640		$—		$285,990

Expenses
Personnel	$51,162	$48,429	$			$99,591
Amortization and depreciation	22,514	96				22,610
Provision for risk-sharing obligations	4,724	1,689				6,413
Fair value losses—MSRs, net	—	40,183				40,183
Interest expense on corporate debt	823	—		2,372	1	3,195
Other operating expenses	16,466	17,376				33,842

Total expenses	$95,689	$107,773		$2,372		$205,834

Income from operations	$56,661	$25,867		$(2,372)		$80,156
Income tax expense	21,797	—		9,063	2	30,860

Net income	$34,864	$25,867		$(11,435)		$49,296

Basic and diluted earnings per share	$1.61					$1.48

Diluted earnings per share	$1.60					$1.48

Basic weighted average shares outstanding	21,621,534			11,647,255		33,268,789

Diluted weighted average shares outstanding	21,747,672			11,647,255		33,394,927

Notes to Unaudited Pro Forma Condensed Combined Statements of Income For the Three Months Ended March 31, 2012, and For the Year Ended December 31, 2011

  1)
  To reflect the additional interest expense associated with the financing expected to be obtained pursuant to the Commitment Letter, as if the $83 million aggregate borrowings had been outstanding as of January 1, 2011 under the terms of the Commitment Letter. The pro forma adjustment depicts the increased interest expense costs in excess of Walker & Dunlop's interest expense related to the term debt, which we plan to repay at the close of the Acquisition.

  2)
  To reflect the provision for income taxes related to pro forma adjustments included in the pro forma combined statements of income at Walker & Dunlop's effective combined income tax rate. No provision has been made in CWCapital's financial statements for federal income taxes as CWCapital is a disregarded entity for federal tax purposes and its results are included in Galaxy's tax filings with the Internal Revenue Service. Therefore, the tax obligation has been reflected on Galaxy's financial statements. Following the closing of the Acquisition, all earnings will be included in Walker & Dunlop's tax filings and will be the obligation of Walker & Dunlop.

Preliminary Purchase Price Consideration

        The pro forma condensed combined financial information reflects the effects of the Acquisition for an aggregate preliminary purchase price consideration of $220 million, as calculated below (in thousands):

Cash payment to be transferred to Seller upon closing	$80,000
Value of Common Stock to be issued by Walker & Dunlop(1)	140,000

Total preliminary purchase price consideration	$220,000

(1)
11,647,255 shares of Common Stock based upon valuation as of execution of the Purchase Agreement, subject to change upon the conditions outlined above.

Basis of Preliminary Purchase Price Allocation

        The following allocation of the Acquisition purchase price is based on Walker & Dunlop's preliminary estimates of the fair value of the tangible and intangible assets and liabilities of CWCapital as of March 31, 2012. The final determination of the allocation of the purchase price will be based on the fair value of assets acquired and liabilities assumed as of the closing date of the Acquisition and will be completed after the Acquisition is consummated. Such final determination of the purchase price allocation is expected to be different that the preliminary allocation used in the pro forma combined financial information.

        The preliminary estimated purchase price of CWCapital (as calculated in the manner described above) is allocated to the assets to be acquired and liabilities to be assumed on the following preliminary basis (in thousands):

Total preliminary estimated consideration	$220,000

Cash	$24,165
Estimated working capital adjustment	(7,471)
Restricted cash	24,179
Loans held for sale	267,585
Servicing fees and other receivables	6,622
Derivative assets	32,135
Mortgage servicing rights	120,650
Other assets	4,327
Favorable lease contracts asset	338
Mortgage pipeline intangible asset	3,064
Unfavorable lease contracts liability	(75)
Accounts payable and other accrued expenses	(10,906)
Performance deposits from borrowers	(3,195)
Derivative liabilities	(20,878)
Guaranty obligation	(5,598)
Allowance for risk-sharing obligation	(29,421)
Warehouse notes payable	(260,732)
Goodwill	75,211

Total estimated purchase price	$220,000

 PROPOSAL 2:
PLAN AMENDMENT PROPOSAL: AMENDMENT OF THE COMPANY'S 2010 EQUITY
INCENTIVE PLAN AND RE-APPROVAL OF MATERIAL TERMS AND CONDITIONS
RELATING TO PERFORMANCE-BASED COMPENSATION

        We are asking our stockholders to approve amendments (the "Amendments") to Sections 2.18, 4.1, 5.2, 6.2 and 14.6.4 of the Equity Incentive Plan (as amended, the "Amended Equity Incentive Plan") and to re-approve certain material terms and conditions relating to performance-based compensation under the Amended Equity Incentive Plan. If approved by our stockholders, the Amendments would:

  (i)
  increase the number of shares reserved for issuance by 3,370,000 shares;

  (ii)
  change the individual limits to (A) 600,000 shares for grants of stock options and SARs in any single calendar year, (B) 600,000 shares for awards other than stock options and SARs in any single calendar year, (C) three million dollars ($3,000,000) for the maximum amount that may be earned as an annual incentive award or other cash award in any calendar year in respect of performance, and (D) seven million dollars ($7,000,000) for the maximum amount that may be earned as a performance award or other cash award in any calendar year in respect of performance;

  (iii)
  add additional performance measures that may be used as performance goals; and

  (iv)
  extend the termination date of the Amended Equity Incentive Plan until the tenth anniversary of the Special Meeting.

        In addition, we are asking that our stockholders approve the material terms and conditions for performance-based compensation intended to qualify under Section 162(m) of the Internal Revenue Code, as amended (the "Internal Revenue Code") included in the Equity Incentive Plan, as supplemented by the additional performance measures to be adopted pursuant to the Amendments. The material terms and conditions of performance-based compensation are (i) eligibility for awards, (ii) individual grant limits on awards and (iii) the performance measures that can be used as performance goals for awards, each as described further below under "Re-approval of 162(m) Material Terms and Conditions" (together, the "Performance Terms").

        Furthermore, the Board has made certain other amendments and clarifying changes to the Equity Incentive Plan, which do not require approval by our stockholders, including clarifying that for any purpose under the Amended Equity Incentive Plan, other than for the determination of grant date fair market value, which is the closing price on the stock exchange for the grant date, any reasonable method for determining fair market value can be applied.

        The Board approved the Amendments on June 29, 2012, subject to approval from our stockholders at the Special Meeting. The purpose of the Amended Equity Incentive Plan is to (i) provide incentives to eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long-term growth and profitability of the Company; and (ii) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Amended Equity Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), dividend equivalent rights, other equity-based awards and cash bonus awards.

        If the stockholders approve the Amendments, they will become effective on the date of the Special Meeting, which is scheduled to be [                    ], 2012. If the stockholders fail to approve the Amendments, the Equity Incentive Plan will remain as is without any changes thereto. If the stockholders re-approve the Performance Terms, compensation paid to the Company's covered employees upon achievement of goals under one or more of the performance measures set forth in the Amended Equity Incentive Plan will continue to be fully deductible by the Company under

Section 162(m) of the Internal Revenue Code until such time as the Company is required to obtain stockholder re-approval of such terms and conditions at the Company's annual stockholders' meeting in 2017. If the stockholders fail to re-approve the Performance Terms, the Compensation Committee will be permitted to continue granting performance awards using the performance goals set forth in the Equity Incentive Plan, but stockholder re-approval would be required at the Company's annual stockholders' meeting in 2014 for any such compensation to remain fully deductible.

        On July 3, 2012, the closing price of our Common Stock was $12.86 per share, and there were five named executive officers, six non-employee directors and 226 employees of the Company and its subsidiaries who were eligible to participate in the Amended Equity Incentive Plan.

Amendment of Equity Incentive Plan

  Increase in Number of Shares; Increase in Individual Limits

        The Amendments will increase the number of shares reserved for issuance under the Equity Incentive Plan by 3,370,000 shares from 2,140,000 shares. As of July 3, 2012, there were 1,589,981 shares of our Common Stock subject to outstanding grants and 517,411 shares available for future grants under the Equity Incentive Plan. Included in the number of shares subject to outstanding grants are 512,968 shares subject to options with a weighted average exercise price of $12.83 and a weighted average remaining term of 9.4 years, and 1,077,513 shares of restricted stock.

        The Amendments will increase the maximum number of shares of Common Stock subject to options or stock appreciation rights that can be issued under the Equity Incentive Plan to any person to 600,000 shares reserved under the Equity Incentive Plan in any single calendar year. The Amendments will also increase the maximum number of shares that can be issued under the Equity Incentive Plan to any person other than pursuant to an option or stock appreciation right to 600,000 shares reserved under the Equity Incentive Plan. The maximum amount that may be earned as an annual incentive award or other cash award in any calendar year by any one person is three million dollars ($3,000,000) and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is seven million dollars ($7,000,000).

        In the judgment of the Board and the Compensation Committee, grants under the Amended Equity Incentive Plan are valuable incentives and serve the ultimate benefit of stockholders by aligning more closely the interests of Amended Equity Incentive Plan participants with those of our stockholders. In particular, with the acquisition of CWCapital and the resulting increase in the number of employees, including high-performing origination talent, the Board and the Compensation Committee believe that it is necessary to increase the number of shares authorized under the Equity Incentive Plan to enable the Company to continue appropriately incentivizing new and existing employees.

  Addition of Performance Measures

        As part of our executive compensation philosophy, we strive to create and emphasize a pay-for-performance culture to drive the creation of stockholder value, not only for our named executive officers but for all employees more broadly. Accordingly, we pay performance-based compensation, utilizing various performance measures designed to support the achievement of certain key goals of the Company. These performance measures are reflected, in part, in the Company's Equity Incentive Plan. Performance-based compensation is excluded from certain limitations on deductions for federal income tax purposes under Section 162(m) of the Internal Revenue Code. Section 162(m) limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, performance-based compensation is excluded from this limitation if such compensation is based on performance measures approved by the Company's stockholders. The "covered employees" are the chief executive officer and three next most highly compensated executive officers, other than the chief executive officer and the chief financial officer.

        In the judgment of the Board and Compensation Committee, the availability of additional performance measures would help the Company better align employee incentives with Company goals. Accordingly, the Amendments add or amend subsections (h), (i), (o), (p), (u), (y), (z) and (aa) to the list of performance measures, as set forth below. Accordingly, under the Amended Equity Incentive Plan, the performance goals upon which the payment or vesting of a performance or incentive award to a covered employee that is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will be limited to the following performance measures, with or without adjustment (the "Performance Measures"):

  (a)
  net earnings or net income;

  (b)
  operating earnings;

  (c)
  pretax earnings;

  (d)
  earnings per share of stock;

  (e)
  stock price, including growth measures and total stockholder return;

  (f)
  earnings before interest and taxes;

  (g)
  earnings before interest, taxes, depreciation and/or amortization;

  (h)
  sales, originations or revenue growth, whether in general, by type of product or service, or by type of customer;

  (i)
  diversification of sales or revenues by type of product or service, or by type of customer;

  (j)
  gross or operating margins;

  (k)
  return measures, including return on assets, capital, investment, equity, sales or revenue;

  (l)
  cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

  (m)
  productivity ratios;

  (n)
  expense targets;

  (o)
  underwriting cost per loan;

  (p)
  credit losses;

  (q)
  market share;

  (r)
  financial ratios as provided in credit agreements of the Company and its subsidiaries;

  (s)
  working capital targets;

  (t)
  completion of acquisitions of businesses or companies;

  (u)
  development of new lines of business or substantially expanding existing lines of business;

  (v)
  completion of divestitures and asset sales;

  (w)
  revenues under management;

  (x)
  funds from operations;

  (y)
  employee hiring, retention, growth in population and diversity;

  (z)
  employee satisfaction;

  (aa)
  opening new offices expanding geographic coverage; and

  (bb)
  any combination of any of the foregoing business criteria.

  Extension of Termination Date

        The Amendments will extend the termination date of the Equity Incentive Plan from December 13, 2020 to the tenth anniversary of the Special Meeting. Upon termination, the Amended Equity Incentive Plan will continue to govern unexpired awards.

Re-approval of 162(m) Material Terms and Conditions

        One of the requirements of Section 162(m) of the Internal Revenue Code is that the material terms and conditions of performance-based compensation pursuant to Section 162(m) must be approved by stockholders, and re-approved at five-year intervals. Accordingly, our stockholders previously approved the Equity Incentive Plan, which includes the material terms and conditions for granting performance awards, including awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code. The material terms and conditions of the Company's performance-based compensation under the Amended Equity Incentive Plan, which we refer to as the Performance Terms, are: (i) eligibility for awards, (ii) individual grant limits on awards and (iii) the Performance Measures. See "Amendment to Equity Incentive Plan—Addition of Performance Measures" for a description of Performance Measures under the Amended Equity Incentive Plan. We are asking stockholders to re-approve the Performance Terms at the Special Meeting so that the Company will not be required to seek re-approval until 2017.

        Any Performance Measure may be used to measure the performance of the Company, subsidiary, and/or affiliate as a whole or any business unit of the Company, subsidiary, and/or affiliate or any combination thereof. Any of the Performance Measures may also be compared to the performance of a group of comparator companies, published or special index or stock market indices.

        The maximum number of shares of Common Stock, other equity or cash that may be awarded under the Amended Equity Incentive Plan is described under "Description of the Plan—Share Authorization."

Our Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 2010 EQUITY INCENTIVE PLAN AND TO RE-APPROVE MATERIAL TERMS AND CONDITIONS RELATING TO PERFORMANCE-BASED COMPENSATION.

Vote Required

        The affirmative vote of a majority of the votes present and entitled to vote at the meeting is necessary for approval of the Amendments and the Performance Terms. For purposes of the vote on this proposal, abstentions and broker non-votes will not count as votes cast with respect to a proposal, and will have no effect on the result of the vote.

Description of the Amended Equity Incentive Plan

        A description of the provisions of the Amended Equity Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Amended Equity Incentive Plan, a copy of which is attached as Annex H to this proxy statement and incorporated by reference herein.

        Section 162(m) of the Internal Revenue Code limits publicly held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to each of their chief executive officer and their three next most highly compensated executive officers (other than the chief executive officer or the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation is excluded from this limitation. The Amended Equity Incentive Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under the Amended Equity Incentive Plan that awards qualify for this exception.

        Administration of the Amended Equity Incentive Plan.    The Amended Equity Incentive Plan will be administered by our Compensation Committee, and the Compensation Committee will determine all terms of awards granted to our executive officers under the Amended Equity Incentive Plan. Our Compensation Committee will also determine the type of award and its terms and conditions and the number of shares of Common Stock subject to the award, if the award is equity-based. The Board has established a special one-member committee of the Board (the "Non-Executive Equity Award Committee"), which currently consists of Mr. Walker, our Chairman, President and Chief Executive Officer, and delegated to that committee limited authority to grant equity awards to non-executive officers and non-director employees pursuant to the Amended Equity Incentive Plan. As of July 3, 2012, those grants may not exceed the 517,411 shares currently available under the Equity Incentive Plan and 300,000 shares to be added to the Equity Incentive Plan pursuant to the Amendments, for a total of 817,411 shares. The special one-member Non-Executive Equity Award Committee's authority does not in any way limit the Compensation Committee's authority to administer the Amended Equity Incentive Plan. The Compensation Committee will also interpret the provisions of the Amended Equity Incentive Plan. To the extent permissible under law, the Board may delegate to the Non-Executive Equity Award Committee or other committee authority to make additional grants to non-executive employees. During any period of time in which we do not have a Compensation Committee, the Amended Equity Incentive Plan will be administered by our Board or another committee appointed by the Board. References below to the Compensation Committee include a reference to the Board or another committee appointed by the Board for those periods in which the Board or such other committee appointed by the Board is acting.

        Eligibility.    All of our employees and the employees of our subsidiaries and affiliates are eligible to receive awards under the Amended Equity Incentive Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the Amended Equity Incentive Plan, other than incentive stock options. Each member of our Compensation Committee that administers the Amended Equity Incentive Plan will be both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

        Share Authorization.    Under the Amended Equity Incentive Plan, we will have reserved 5,510,000 shares of Common Stock, of which 3,887,411 shares will be available for future issuance, based on the number of shares issued and outstanding under the Equity Incentive Plan as of July 3, 2012. In connection with stock splits, dividends, recapitalizations and certain other events, our board will make proportionate adjustments that it deems appropriate in the aggregate number of shares of Common Stock that may be issued under the Amended Equity Incentive Plan and the terms of outstanding awards. If any options or stock appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any stock awards, performance shares, performance units or other equity-based awards are forfeited or expire or otherwise terminate without the delivery of any shares of Common Stock or are settled in cash, the shares of Common Stock subject to such awards will again be available for purposes of the Amended Equity Incentive Plan.

        The maximum number of shares of Common Stock subject to options or stock appreciation rights that can be issued under the Amended Equity Incentive Plan to any person is 600,000 shares reserved under the Amended Equity Incentive Plan. The maximum number of shares that can be issued under the Amended Equity Incentive Plan to any person other than pursuant to an option or stock appreciation right is 600,000 shares reserved under the Amended Equity Incentive Plan. The maximum amount that may be earned as an annual incentive award or other cash award in any calendar year by any one person is three million dollars ($3,000,000) and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is seven million dollars ($7,000,000).

        Options.    The Amended Equity Incentive Plan authorizes our Compensation Committee to grant incentive stock options (under Section 421 of the Internal Revenue Code) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by the Compensation Committee, provided that the price will be equal to at least the fair market value of the shares of Common Stock on the date on which the option is granted. If we were to grant incentive stock options to any 10 percent stockholder, the exercise price may not be less than 110 percent of the fair market value of our Common Stock on the date of grant.

        The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10 percent stockholder, the term cannot exceed five years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged without stockholder approval.

        The exercise price for any option or the purchase price for restricted stock is generally payable (i) in cash, (ii) by certified check, (iii) to the extent the award agreement provides, by the surrender of shares of Common Stock (or attestation of ownership of shares of Common Stock) with an aggregate fair market value on the date on which the option is exercised, of the exercise price, or (iv) to the extent the award agreement provides, by payment through a broker in accordance with procedures established by the Federal Reserve.

        Stock Awards.    The Amended Equity Incentive Plan also provides for the grant of stock awards (which includes restricted stock and stock units). A stock award is an award of shares of Common Stock that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the Board may require any dividends to be reinvested in shares. During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging or otherwise encumbering or disposing of his or her award shares. We will retain custody of the certificates and a participant must deliver a stock power to us for each stock award.

        Stock Appreciation Rights.    The Amended Equity Incentive Plan authorizes our Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of Common Stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of our Common Stock on the date of exercise over the shares'

fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed ten years from the date of grant.

        Performance Units.    The Amended Equity Incentive Plan also authorizes our Compensation Committee to grant performance units. Performance units represent the participant's right to receive a compensation amount, based on the value of the shares of Common Stock, if performance goals established by the Compensation Committee are met. Our Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit. Performance goals may relate to our financial performance or the financial performance of our operating units, the participant's performance or such other criteria determined by the Compensation Committee. If the performance goals are met, performance units will be paid in cash, shares of Common Stock or a combination of the two.

        Bonuses.    Cash performance bonuses payable under the Amended Equity Incentive Plan may be based on the attainment of performance goals that are established by the Compensation Committee and relate to one or more performance criteria described in the plan. Cash performance bonuses, for which there is no minimum, must be based upon objectively determinable bonus formulas established in accordance with the plan, as determined by the Board.

        Dividend Equivalents.    Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents, and may be payable in cash, shares of Common Stock or a combination of the two. Our Compensation Committee will determine the terms of any dividend equivalents.

        Other Equity-Based Awards.    Our Compensation Committee may grant other types of equity-based awards under the Amended Equity Incentive Plan. Other equity-based awards are payable in cash, shares of Common Stock or other equity, or a combination of the two, and may be restricted or unrestricted, as determined by our Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.

        Change in Control.    If we experience a change in control in which equity-based awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity, unless otherwise provided in an award: (i) all restricted stock will vest, and all stock units will vest and the underlying shares will be delivered immediately before the change in control, and (ii) at the Board's discretion either all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the consummation of the change in control, or all options, stock appreciation rights, restricted stock and stock units will be cashed out before the change in control. In the case of performance units, if more than half of the performance period has lapsed, the performance shares will be converted into restricted stock based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the performance shares will be converted into restricted stock assuming target performance has been achieved.

        Amendment; Termination.    Our Board may amend or terminate the Amended Equity Incentive Plan at any time; provided that no amendment may adversely impair the benefits of participants with outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or NYSE regulations. Our stockholders also must approve any amendment that changes the no re-pricing provisions of the plan. Unless terminated sooner by our Board or extended with stockholder approval, the Amended Equity Incentive Plan will terminate on the tenth anniversary of the Special Meeting.

Federal Income Tax Consequences

        Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

        If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

        Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

        In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee's divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made "incident to divorce" if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

        Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the Amended Equity Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the Amended Equity Incentive Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Performance Units.    The award of performance units will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        To the extent payments which are contingent on a change in control are determined to exceed certain Internal Revenue Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part.

New Awards

        The awards, if any, that will be made to eligible participants under the Amended Equity Incentive Plan are subject to the discretion of the Compensation Committee of the Board of Directors, and thus we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Amended Equity Incentive Plan, as proposed to be amended, and therefore no new plan benefits table can be provided at this time.

 WHERE YOU CAN FIND MORE INFORMATION

        Walker & Dunlop files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any of this information at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Walker & Dunlop, who file electronically with the SEC. The address of that site is www.sec.gov.

        The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC, meaning that we are disclosing important information to you by referring you to another document filed separately with the SEC. The information that we incorporate by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. This proxy statement incorporates by reference the documents set forth below that have been previously filed by us with the SEC:

  •
  Proxy Statement on Schedule 14A, as filed with the SEC on April 26, 2012;

  •
  Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on March 9, 2012;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed on with the SEC on May 10, 2012;

  •
  Current Reports on Form 8-K and Form 8-K/A, filed on April 4, 2012, June 8, 2012 and June 15, 2012, June 28, 2012 and July 9, 2012; and

  •
  Registration Statement on Form S-3, filed on January 18, 2012.

        We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the Special Meeting (excluding any information "furnished" but not "filed"). These include reports such as quarterly reports on Form 10-Q and current reports on Form 8-K.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held on [          ], [                        ] [    ], 2012:

        The proxy statement and related materials are available at: http://shareowner.mobular.net/shareowner/wd

        In addition, a copy of all documents incorporated into this proxy statement by reference will be mailed, without charge, upon written or oral request, by first class mail and within one business day of our receipt of such request. Requests for such documents should be directed to:

Walker & Dunlop, Inc.
Attn: Investor Relations
7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814

        You may also consult Walker & Dunlop's website for more information concerning the Acquisition described in this document. Walker & Dunlop's website is www.walkerdunlop.com. We do not incorporate by reference into this document information included on the website.

INDEX TO FINANCIAL STATEMENTS

CWCapital LLC Unaudited Condensed Financial Statements as of and for the Quarters Ended March 31, 2012 and 2011:
Condensed balance sheets as of March 31, 2012 (unaudited) and December 31, 2011	F-4
Condensed statements of income for the three months ended March 31, 2012 and 2011 (unaudited)	F-5
Condensed statements of member's equity for the three months ended March 31, 2012 and 2011 (unaudited)	F-6
Condensed statements of cash flows for the three months ended March 31, 2012 and 2011 (unaudited)	F-7
Notes to condensed financial statements (unaudited)	F-8
CWCapital LLC Audited Financial Statements as of and for the Year ended December 31, 2011:
Report of KPMG LLP, independent auditors, dated March 9, 2012	F-23
Balance sheet as of December 31, 2011	F-24
Statement of income for the year ended December 31, 2011	F-25
Statement of member's equity for the year ended December 31, 2011	F-26
Statement of cash flows for the year ended December 31, 2011	F-27
Notes to financial statements as of and for the year ended December 31, 2011	F-28
Report of KPMG LLP, independent auditors, dated March 30, 2011	F-47

CWCapital LLC Audited Financial Statements as of December 31, 2010 (Successor) and August 31, 2010 (Predecessor) and for the period September 1, 2010 through December 31, 2010 (Successor) and December 1, 2009 through August 31, 2010 (Predecessor)

Balance sheets for the Successor period as of December 31, 2010 and the Predecessor period as of August 31, 2010	F-48
Statement of net income for the Successor period September 1, 2010 through December 31, 2010 and statement of net loss for the Predecessor period December 1, 2009 through August 31, 2010	F-49
Statements of member's equity for the Predecessor period ended August 31, 2010 and for the Successor period ended December 31, 2010	F-50
Statements of cash flows for the Successor period September 1, 2010 through December 31, 2010 and the Predecessor period December 1, 2009 through August 31, 2010	F-51
Notes to financial statements as of and for the periods ended December 31, 2010 and August 31, 2010	F-52
CWCapital LLC Audited Financial Statements as of and for the Years Ended November 30, 2009 and 2008
Report of Deloitte & Touche, independent auditors, dated February 23, 2010	F-83
Balance sheets as of November 30, 2009 and 2008	F-84
Statements of net loss for the years ended November 30, 2009 and 2008	F-85
Statements of other comprehensive loss for the years ended November 30, 2009 and 2008	F-86
Statements of member's equity for the years ended November 30, 2009 and 2008	F-87
Statements of cash flows for the years ended November 30, 2009 and 2008	F-88
Notes to financial statements as of and for the years ended November 30, 2009 and 2008	F-89

CWCapital LLC

Condensed Financial Statements as of and
for the quarters ended March 31, 2012 and 2011

CWCAPITAL LLC

CWCAPITAL LLC

CONDENSED BALANCE SHEETS

AS OF MARCH 31, 2012 AND DECEMBER 31, 2011

	March 31, 2012	December 31, 2011
	(unaudited)	(unaudited)
ASSETS
Cash and cash equivalents	$24,164,812	21,773,306
Restricted cash	24,178,648	23,678,476
Accounts receivable—trade	6,546,745	12,769,594
Accounts receivable—related party	75,555	253,794
Mortgage loans held for sale—$267,274,765 and $716,720,122 at fair value	267,585,133	717,030,490
Mortgage servicing rights—at fair value	115,052,045	113,516,260
Intangible assets—net	1,800,000	1,800,000
Derivative assets—at fair value	32,135,384	42,012,160
Other assets—$965,847 at fair value	4,326,865	4,849,859

TOTAL ASSETS	$475,865,187	$937,683,939

LIABILITIES AND EQUITY
LIABILITIES:
Notes payable	$260,732,001	695,215,604
Accounts payable	0	53,741
Borrower deposits	3,195,376	4,525,385
Derivative liabilities—at fair value	20,878,287	40,667,215
Risk share liability	29,420,633	31,252,437
Accrued compensation	10,104,717	20,284,588
Accrued expenses and other liabilities	801,660	2,105,969

Total liabilities	325,132,674	794,104,939

COMMITMENTS AND CONTINGENCIES (NOTE 9)
MEMBER'S EQUITY:
Paid-in capital	105,279,908	105,090,290
Retained earnings	45,452,605	38,488,710

Total member's equity	150,732,513	143,579,000

TOTAL LIABILITIES AND MEMBER'S EQUITY	$475,865,187	$937,683,939

See accompanying notes to condensed financial statements.

CWCAPITAL LLC

CONDENSED STATEMENTS OF INCOME

FOR THE QUARTERS ENDED MARCH 31, 2012 AND 2011

	For the quarter ended March 31,
	2012	2011
	(unaudited)	(unaudited)
REVENUE:
Servicing fees	$9,124,212	$6,382,500
Mortgage banking activities	24,852,426	17,747,668
Interest income:
Interest income	2,768,675	1,921,279
Interest expense	(1,918,915)	(1,294,041)

Net interest income	849,760	627,238
Other income	155,688	(33,140)

Total revenue	34,982,086	24,724,266

OPERATING EXPENSES:
Compensation expense	12,366,121	9,009,747
Fair value adjustments—MSRs	12,874,953	3,652,414
General and administrative	940,476	2,777,341
Consulting and professional fees	742,022	653,981
Rent expense	434,148	393,986
Travel and entertainment	370,619	362,101
Depreciation	289,852	29,075

Total operating expenses	28,018,191	16,878,645

NET INCOME	$6,963,895	$7,845,621

See accompanying notes to condensed financial statements.

CWCAPITAL LLC

CONDENSED STATEMENTS OF MEMBER'S EQUITY

FOR THE QUARTERS ENDED MARCH 31, 2012 AND 2011

	Paid-In Capital	Retained Earnings	Total
BALANCE—January 1, 2011	$105,090,290	$27,182,770	$132,273,060
Net income	—	7,845,621	7,845,621

BALANCE—March 31, 2011	$105,090,290	$35,028,391	$140,118,681

BALANCE—January 1, 2012	$105,090,290	$38,488,710	$143,579,000
Net income	—	6,963,895	6,963,895
Contributions	189,618	—	189,618

BALANCE—March 31, 2012	$105,279,908	$45,452,605	$150,732,513

See accompanying notes to condensed financial statements.

CWCAPITAL LLC

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE QUARTER ENDED MARCH 31, 2012 AND 2011

	For the quarter ended March 31,
	2012	2011
	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,963,895	$7,845,621
Adjustments to reconcile net income to net cash used in operating activities:
Equity investment in investee	(51,242)	52,752
Mortgage banking activities	(13,422,177)	(8,731,061)
Fair value adjustments of MSRs	12,874,953	3,652,414
Depreciation	10,027	29,075
Reserve for risk share liability	(1,256,706)	227,606
Changes in operating assets and liabilities:
Restricted cash	(500,172)	(2,404,638)
Accounts receivable—trade	6,222,849	(278,395)
Accounts receivable—related party	178,239	(463,533)
Mortgage loans held for sale	438,544,644	132,364,193
Other assets	139,860	102,542
Accounts payable	(53,741)	(43,595)
Borrower deposits	(1,330,009)	1,793,750
Accrued compensation	(10,179,871)	(8,973,629)
Accrued expenses and other liabilities	(1,879,407)	(868,207)

Net cash provided by operating activities	436,261,142	124,304,895

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash received on investments	405,599	—
Distributions from ARA	18,750	18,750

Net cash provided by investing activities	424,349	18,750

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on notes payable	965,520,814	530,870,953
Repayments on notes payable	(1,400,004,417)	(662,801,015)
Contribution from Parent	189,618	—

Net cash used in financing activities	(434,293,985)	(131,930,062)

NET CHANGE IN CASH AND CASH EQUIVALENTS	2,391,506	(7,606,417)
CASH AND CASH EQUIVALENTS—beginning of quarter	21,773,306	32,812,000

CASH AND CASH EQUIVALENTS—end of quarter	$24,164,812	$25,205,583

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION—Cash paid for interest	$2,271,364	$1,353,380

See accompaning notes to condensed financial statements.

CWCapital LLC

Notes to Condensed Financial Statements

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

        These financial statements represent the condensed financial position, results of operations, changes in member's equity and cash flows of CWCapital LLC, a Massachusetts limited liability company, and a wholly owned operating subsidiary of CW Financial Services LLC ("Parent"), a Delaware limited liability company. Unless the context otherwise requires, references to "we," "us," "our," "CWCapital" and the "Company" mean CWCapital LLC. The statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. Because the accompanying condensed financial statements do not include all of the information and footnotes required by GAAP, they should be read in conjunction with the 2011 audited financial statements and notes thereto. In the opinion of management, all adjustments (consisting only of normal recurring accruals except as otherwise noted herein) considered necessary for a fair presentation of the results for the Company in the interim periods presented have been included. Results of operations for the three months ended March 31, 2012, are not necessarily indicative of the results that may be expected for the year ending December 31, 2012, or thereafter.

        The Company commenced operations on September 9, 2002, and is in the business of originating, selling, and servicing commercial real estate mortgages.

        The Company is licensed as a U.S. Department of Housing and Urban Development ("HUD") approved Title II Nonsupervised Mortgagee. The Company is also licensed by Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac").

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation—The financial statements include the accounts of the Company. Entities where the Company holds 20% to 50% of the voting rights are accounted for under the equity method, and the pro rata share of the income is included in other income on the Company's statement of income.

        Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The most significant use of estimates relates to valuation of certain financial instruments and other assets and liabilities, such as mortgage loans held for sale ("MLHFS"), mortgage servicing rights ("MSRs"), intangible assets, derivative assets and liabilities, risk share liability and certain compensation plans. Actual results could differ from those estimates.

        Cash and Cash Equivalents—The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents. The Company places its cash and cash equivalents with financial institutions which management considers to be of high quality; however, at times, such deposits may be in excess of the Federal Deposit Insurance Corporation ("FDIC") insurance limit.

        Restricted Cash—Restricted cash represents cash that is restricted as to withdrawal or usage and includes amounts required to meet certain regulatory requirements.

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Accounts Receivable—Accounts receivable is composed primarily of security delivery deposits, primary servicing advances and primary servicing fees. Security delivery deposits are collected upon settlement of the security with the investor. Such deposits are made to insure delivery of the security to the investor by the Company. Primary servicing advances are either applied against loss settlement (Fannie Mae), recovered through claims settlement (Ginnie Mae), or from reimbursement from the CMBS trust. Primary servicing fees are collected as monthly remittances are received from the borrower on the loan being serviced. For all of these receivables, collectability is not deemed to be a significant risk and no reserve has been established.

        MLHFS—MLHFS is composed of loans that have been originated by the Company and are held on balance sheet while awaiting sale. The Company elects the fair value option for MLHFS entered into at and after September 1, 2010. Fees and costs related to fair valued MLHFS are recognized in earnings as incurred and not deferred.

        MLHFS where the Company has not elected the fair value option were initially recorded at fair value and subsequently have been accounted for at the lower of cost or fair value ("LOCOFV").

        MSRs—The Company is required to record a separate asset or liability initially measured at fair value for servicing rights relating to mortgages originated and sold where the servicing rights have been retained ("Originated Mortgage Servicing Rights" or "OMSRs"). MSRs are recognized as assets upon the sale of the loans. The Company also records a separate asset at fair value when it purchases servicing rights ("Purchased Mortgage Servicing Rights" or "PMSRs"). Management determines its classes of servicing assets and servicing liabilities based on program type.

        The Company elected to measure and carry its MSRs using the fair value option. Under the fair value option, MSRs are carried on the Company's balance sheet at fair value and the changes in fair value are recorded in fair value adjustments—MSRs in the Company's statement of income.

        Intangible Assets—Indefinite life intangible assets are not amortized until it is determined that the useful life is no longer indefinite. The Company reviews indefinite life intangible assets for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairment is permanently recognized by writing down the asset to the extent that the carrying value exceeds the estimated fair value. Indefinite life intangible assets are tested for impairment annually or more frequently if events and circumstances indicate that it may be impaired.

        Derivatives—From time to time, the Company enters into certain transactions related to its mortgage banking activities that are considered to be derivatives, as follows:

  •
  Rate lock agreements ("rate locks") are contracts entered into that allow commercial mortgage customers to lock in the interest rate on a mortgage while the loan is being underwritten and awaiting closure. Rate locks are considered derivatives if the loans that will result from the exercise of the contract will be held for sale. The fair value of rate locks at inception includes the expected net future cash flows related to fees on the related loan including future MSRs. Changes subsequent to inception are based on changes in interest rates and the passage of time.

  •
  Commitments to sell loans are considered derivatives and are entered into simultaneously with the rate lock of the related loan to offset adverse changes in the market between the time an investor enters into the purchase agreement and the time the loan or a security which wraps

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    around a loan is purchased (collectively, the "loan sale"). The fair value of these commitments at inception is zero. Changes subsequent to inception are based on changes in interest rates and the passage of time.

        Borrower Deposits—In the normal course of business, the Company receives cash from potential borrowers to pay expenses incurred during the loan origination process (i.e., legal, appraisal, engineering, environmental, etc.). Unused deposits generally are returned to the borrower at the time a loan is closed or at the time that an application for a loan is terminated. These amounts are included in the Company's cash balance, as the deposit can be used to fund costs paid by the Company during the course of underwriting and closing a loan. A corresponding liability is recognized in borrower deposits on the Company's balance sheet.

        Risk Share Liability—The Company has Citigroup Loan Portfolio and General Loan Portfolio risk, as follows:

  •
  Citigroup Loan Portfolio—The Company has risk on certain Fannie Mae loans where the risk is limited to the first 1% of loss on a pool of loans (this risk is fully funded under a cash collateral agreement and the related cash is held in restricted cash). In addition, there are certain Fannie Mae loans where the Company's risk is 100% of the loss, and certain Fannie Mae loans where the Company's risk is pari passu with Fannie Mae on a one-third and two-thirds basis, respectively (collectively, "Citigroup Loan Portfolio").

  •
  General Loan Portfolio—The Company assumes risk sharing with respect to certain Fannie Mae loans, generally not exceeding 20% of the original principal balance. The Company assumes risk on the first 8% of losses on certain Freddie Mac target affordable loans and with respect to a certain GNMA securitized loan, the Company assumes the first 5% then 15% of any remainder (collectively, "General Loan Portfolio"). The Company records an estimated loss in the financial statements if it has been determined that it is probable that a liability will be incurred. Such estimate is recorded in risk share liability on the Company's balance sheet.

        Servicing Fees—Servicing fees primarily consist of primary servicing fees and placement fees for the deposit of escrows. The Company earns primary servicing fees in connection with the collection of monthly debt service payments. These fees are earned and collected monthly in accordance with each respective loan agreement. The Company earns placement fees for depositing escrow balances with third party financial institutions. These fees are earned and collected monthly through arrangements with third parties. All of these fees are recorded on a monthly basis when earned.

        Mortgage Banking Activities—Mortgage banking activity income is recognized when the Company originates a loan with a borrower (the rate lock). Also included in mortgage banking activities are changes to the fair value of MLHFS and derivatives that occur during their respective holding periods. Upon sale of the loans, no gains or losses are recognized as such loans are recorded at fair value during their holding periods.

        Interest Income—Interest income primarily is derived from interest earned from mortgages held for sale and interest earned from a loan and bonds held for investment. Interest income is accrued as earned and recorded in accounts receivable—trade on the Company's balance sheet and in interest income in the Company's statement of income.

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Interest Expense—Interest expense primarily is derived from interest paid on credit facilities that the Company maintains to finance MLHFS and other credit facilities. Interest expense is accrued each period and any interest due is recorded in accrued expenses and other liabilities on the Company's balance sheet and in interest expense in the Company's statement of income.

        Leases—The Company receives an allocation of rental expense from its Parent. The Company recognizes rental expense on a straight-line basis over the lease term.

        Income Taxes—No provision was made in the Company's financial statements for federal income taxes because the Company is a disregarded entity for federal income tax purposes and its results are included in its ultimate parent's filing with the Internal Revenue Service. In addition, the Company is generally disregarded for state and local income tax purposes. For those jurisdictions that tax at the Company level, the amounts are inconsequential.

        Concentration of Credit Risk—A significant amount of the Company's business activities in 2012 involved multifamily and health care lending activities through programs sponsored by HUD, Ginnie Mae, Fannie Mae, and Freddie Mac.

        The Company is subject to credit risk with respect to certain Fannie Mae and Freddie Mac loans and one securitized HUD loan. The Company's exposure is limited as described in Note 9. In addition, the Company does not believe that it has any significant concentration related to borrower or location. The Company maintains cash deposits with financial institutions, which, from time to time, may exceed federally insured limits. At March 31, 2012, $7,000,700 of cash held in the restricted cash accounts was not covered by FDIC insurance.

        Escrow Balances and Custodial Accounts—In the normal course of conducting its mortgage servicing business, the Company collects escrow deposits to fund customer property taxes, hazard and general liability insurance premiums, as well as other escrow requirements. The Company also temporarily holds principal and interest payments that are received from borrowers until such funds are remitted to the investors. The Company held $493,676,427, which is not included on its balance sheet at March 31, 2012. The Company places these escrow balances with financial institutions, which, from time to time, may exceed federally insured limits. At March 31, 2012, $243,131,266 of cash held in escrow was not covered by FDIC insurance.

        Recently Issued Accounting Standards—There were no accounting standards that were issued and required to be implemented that were not implemented that would have or are expected to have a material impact on the financial position or results of operations of the Company.

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 3—GAINS FROM MORTGAGE BANKING ACTIVITIES

        The gains from mortgage banking activities consist of the following activity for the three months ended March 31, 2012 (in thousands):

	For the three months ended March 31,
	2012	2011
Contractual loan origination related fees, net	$9,731	$5,285
Fair value of expected net future cash flows from servicing recognized at commitment	14,411	12,205
Securitization profits	710	258

Total gains from mortgage banking activities	$24,852	$17,748

NOTE 4—MSRs

        MSRs represent the fair value of the servicing rights retained by the Company for mortgage loans originated and sold. The capitalized amount is equal to the estimated fair value of the future expected net cash flows associated with the servicing rights. The following describes the key assumptions used in calculating each loan's MSR:

          Discount rate— Depending upon loan type, the discount rate used is management's best estimate of market discount rates. The rates used for loans originated were 8% to 10% for each of the three month periods presented.

          Estimated Life— The estimated life of the MSRs approximates the stated maturity date of the underlying loan as reduced by an expected prepayment and default factor.

          Servicing Cost— The estimated future cost to service the loan for the estimated life of the MSR is subtracted from the estimated future cash flows.

        The fair value of the MSRs was $115.1 million at March 31, 2012. The Company uses a discounted static cash flow valuation approach and the key economic assumption is the discount rate. For example see the following sensitivities:

        The impact of a 100 basis point increase in the discount rate at March 31, 2012, is a decrease in the fair value of $4.0 million. The impact of a 200 basis point increase in the discount rate at March 31, 2012, is a decrease in the fair value of $7.8 million.

        Activity related to capitalized MSRs for the three months ended March 31, 2012 was as follows (in thousands):

	For the three months ended March 31,
	2012	2011
Beginning balance	$113,516	$101,944
Additions, following sale of loan	14,411	12,205
Fair value adjustments	(12,875)	(4,012)

Ending balance	$115,052	$110,137

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 5—ALLOWANCE FOR RISK-SHARING OBLIGATIONS

        We evaluate the allowance for risk-sharing obligations by monitoring the performance of each loan for triggering events or conditions that may signal a potential default. In situations where payment under the risk sharing is probable and estimable on a specific loan, we record a liability for the estimated allowance for risk-sharing through a charge to the provision for risk-sharing obligations in the income statement. The amount of the provision reflects our assessment of the likelihood of payment by the borrower, the estimated disposition value of the underlying collateral and the level of risk-sharing. Historically, the loss recognition occurs at or before the loan becoming 60 days delinquent. A summary of our allowance for risk-sharing for the three months ended March 31, 2012 and 2011 is as follows (in thousands):

	For the three months ended March 31,
	2012	2011
Balance at January 1	$31,252	$6,833
Decrease in Citigroup loan loss	(575)	—
Provision for risk-sharing obligations, net	(1,256)	228

Balance at March 31	$29,421	$7,061

        As of March 31, 2012, the maximum quantifiable contingent liability associated with the Company's guarantees under the Fannie Mae DUS agreement, the Freddie Mac Target Affordable and HUD Co-Insurance program was $729 million. The maximum quantifiable contingent liability is not representative of the actual loss we would incur. We would be liable for this amount only if all of the loans we service for Fannie Mae, Freddie Mac and HUD, for which we retain some risk of loss, were to default and all of the collateral underlying these loans was determined to be without value at the time of settlement.

NOTE 6—SERVICING

        The total amount of loans the Company was servicing for various institutional investors was $17.1 billion as of March 31, 2012.

NOTE 7—NOTES PAYABLE

        Warehouse notes payable—To provide financing to borrowers under GSE and HUD programs, the Company has arranged for committed warehouse lines of credit in the amount of $350 million with certain national banks and a $225 million uncommitted facility with Fannie Mae. In support of each of these credit facilities, the Company has pledged substantially all of its loans held for sale under the Company's approved programs. At March 31, 2012, borrowings aggregated $260.7 million under the warehouse facilities. The borrowing rates under these warehouse facilities continue to be computed based on the average 30-day LIBOR plus 1.10% to 2.25% with the lower end of the range being subject to a 35 basis point floor for the average 30-day LIBOR.

NOTE 8—FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION

        Fair Value Hierarchy—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market,

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 8—FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

or if none exists, the most advantageous market, for the specific asset or liability at the measurement date ("exit price"). The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value is as follows:

  Level 1—Quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  Level 2—Inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

  Level 3—Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable.

        Fair Value Option—The Company may make an irrevocable election to carry certain financial instruments at fair value with corresponding changes in fair value recorded in the results of operations. The election to carry an instrument at fair value is made at the individual contract level and can be made only at origination or inception of the instrument, or upon the occurrence of an event that results in a new basis of accounting.

        The Company elected the fair value option on a loan and bonds held for investment upon acquisition of the investments. This election was made to reflect current estimated value of the loan and bonds held for investment.

        The Company elected the fair value option on MLHFS entered into after the election date. This election was made to decrease earnings volatility and match corresponding changes in the related commitment to sell loans.

        The above amounts do not include interest and dividends earned during the period. Such interest and dividends are recorded in interest income or interest expense on an accrual basis. Additionally, amounts do not reflect associated derivatives.

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 8—FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Items Measured at Fair Value on a Recurring Basis—The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis at March 31, 2012, for each of the fair value hierarchy levels:

	Fair Value at Reporting Date Using
	Quoted Prices Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Assets:
MLHFS	$—	$267,274,765	$—	$267,274,765
MSRs	—	—	115,052,045	115,052,045
Derivative assets	—	—	32,135,384	32,135,384
Loan held for investment	—	—	920,574	920,574
Bonds held for investment	—	—	45,273	45,273

Total assets—at fair value	$—	$267,274,765	$148,153,276	$415,428,041

Liabilities:
Derivative liabilities	$—	$—	(20,878,287)	(20,878,287)

Total liabilities—at fair value	$—	$—	$(20,878,287)	$(20,878,287)

        The following table represents the changes in the Level 3 assets and liabilities for the quarter ended March 31, 2012 and 2011:

	MSRs	Derivative Asset	Loan Held for Investment	Bonds Held for Investment	Derivative Liability
Beginning balance—January 1, 2012	$113,516,260	$42,012,160	$943,738	$427,708	$(40,667,215)
Issuances	14,410,738	26,718,714	—	—	—
Settlements	(1,746,625)	(26,493,437)	(23,164)	(382,435)	—
Unrealized gains (losses)	(11,128,328)	(10,102,053)	—	—	19,788,928

Ending balance—March 31, 2012	$115,052,045	$32,135,384	$920,574	$45,273	$(20,878,287)

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at reporting date	$(11,128,328)	$32,135,384	$—	$—	$(20,878,287)

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 8—FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

	MSRs	Derivative Asset	Derivative Liability
Beginning balance—January 1, 2011	$101,943,550	$37,329,641	$(18,022,927)
Issuances	12,205,376	31,153,111	—
Settlements	(1,561,166)	(32,263,789)	—
Unrealized gains (losses)	(2,450,879)	(7,903,630)	(677,025)

Ending balance—March 31, 2011	$110,136,881	$28,315,333	$(18,699,952)

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at reporting date	$(2,450,879)	$28,315,333	$(18,699,952)

        Gains and losses (realized and unrealized) included in the Company's statement of income for the quarters ended March 31, 2012 and 2011, for Level 3 assets and liabilities recorded in its balance sheet at fair value are presented in the table as follows:

	Mortgage Banking	Fair Value Adjustments—MSRs
For the quarter ended March 31, 2012
Total gains or losses included in earnings for the quarter	$24,097,613	$(12,874,953)

Unrealized gains or losses related to assets still held at quarter end	$11,257,097	$(11,128,328)

	Mortgage Banking	Fair Value Adjustments—MSRs
For the quarter ended March 31, 2011
Total gains or losses included in earnings for the quarter	$3,624,721	$(4,012,045)

Unrealized gains or losses related to assets still held at quarter end	$9,615,381	$(2,450,879)

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 8—FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The estimated fair values of the Company's financial instruments are as follows:

	Book Value	Fair Value
Cash and cash equivalents	$24,164,812	$24,164,812
Restricted cash	24,178,648	24,178,648
Accounts receivable—trade	6,546,745	6,546,745
Accounts receivable—related party	75,555	75,555
MSRs	115,052,045	115,052,045
MLHFS	267,585,133	267,693,103
Derivative assets	32,135,384	32,135,384
Loan held for investment	920,574	920,574
Bonds held for investment	45,273	45,273
Notes payable	(260,732,001)	(260,732,001)
Derivative liabilities	(20,878,287)	(20,878,287)

        Cash and Cash Equivalents, Restricted Cash, Accounts Receivable—Carrying amount approximates fair value due to the short term nature of the instruments.

        MSRs—Fair value of MSRs was determined by using a discounted cash flow model that incorporates current market assumptions commonly used by buyers of these types of commercial/multifamily servicing rights. The model considers contractually specified servicing fee rates, prepayments assumptions, delinquency rates, cost of servicing and other economic factors. The MSRs are included within Level 3 of the fair value hierarchy.

        MLHFS—The book value of MLHFS includes loans for which the Company elected the fair value option and approximately $310,368 of loans for which the fair value option was not elected. Fair values are determined using management's judgment based on the intended exit strategy for the mortgage loan, including whole loan sales. MLHFS for which the fair value option has been elected was determined by using quoted prices from market participants as well as an assessment of the present value of certain fee components that are retained by the Company. These MLHFS are included within Level 2 of the fair value hierarchy.

        Derivative Assets and Liabilities—The Company's derivatives are valued as follows:

  •
  The fair value of rate locks was determined by reviewing the index yield change from the date the loan was locked to period end as well as an assessment of the present value of certain fee components that are retained by the Company. Rate locks are classified within Level 3 of the fair value hierarchy.

  •
  The fair value of commitments to sell loans was determined by reviewing the index yield change from the time the sale commitment was entered into to the date of the financial statements. The fair value of commitments to sell loans was determined by reviewing the market change in the interest rate from the date the loan was locked to period end. Commitments to sell loans are included within Level 3 of the fair value hierarchy.

        Loan and Bonds Held for Investment—The fair values of loan and bonds held for investment was determined by using a discounted cash flow model that incorporates current market assumptions

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 8—FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

commonly used by buyers of these types of loans and bonds. Loan and bonds held for investment are classified within Level 3.

        Notes Payable—The fair value of notes payable is the same as the carrying value as these notes have a floating rate of interest which is a market rate of interest for these types of notes. Notes payable are included within Level 3 of the fair value hierarchy.

NOTE 9—LITIGATION, COMMITMENTS AND CONTINGENCIES

        Fannie Mae DUS Related Commitments—Commitments for the origination and subsequent sale and delivery of loans to Fannie Mae represent those mortgage loan transactions where the borrower has locked an interest rate and scheduled closing and the Company has entered into a mandatory delivery commitment to sell the loan to Fannie Mae. As discussed in Note 8, the Company accounts for these commitments as derivatives recorded at fair value.

        The Company is generally required to share the risk of any losses associated with loans sold under the Fannie Mae DUS program (the DUS risk-sharing obligations). The Company is required to secure this obligation by assigning restricted cash balances and securities to Fannie Mae. The reserve for loans may be posted over the first 48 months. As of March 31, 2012, the Company had pledged cash and securities in excess of these requirements. In 2010, Fannie Mae increased its collateral requirements for Tier II loans by approximately 25 basis points effective April 1, 2011. Based on our aggregate Fannie Mae portfolio as of March 31, 2012, the total incremental collateral required for all existing loans over the life of the portfolio, in accordance with Fannie Mae requirements, is expected to be approximately $6.9 million. In January 2012, Fannie Mae notified its Multifamily DUS lenders that collateral requirements on Fannie Mae Tier II, III and IV loans will remain unchanged for 2012. However, collateral requirements for existing and new Fannie Mae Tier I loans will increase from 50 basis points to 90 basis points and that Level 2 and Level 3 loss sharing requirements will increase. We currently have no loans in our portfolio which will be affected by the announced collateral changes and do not expect it will have a material impact on our future operations; however, future changes to collateral requirements may adversely impact us. Under the provisions of the DUS agreement, the Company must also maintain a certain level of liquid assets referred to as the operational and unrestricted portions of the required reserves each year. These requirements were satisfied by the Company as of March 31, 2012.

        For most loans we service under the Fannie Mae DUS program, we are currently required to advance 100% of the principal and interest due to noteholders up to 5% of the unpaid principal balance if the borrower is delinquent in making loan payments. Under the HUD program, we are required to advance 100% of the principal and interest payments due to noteholders if the borrower is delinquent in making loan payments. Advances are included in accounts receivable—trade.

        Fannie Mae has established benchmark standards for capital adequacy, and reserves the right to terminate the Company's servicing authority for all or some of the portfolio, if at any time it determines that the Company's financial condition is not adequate to support its obligation under the DUS agreement. The Company is required to maintain acceptable net worth as defined in the standards and the Company satisfied the requirements as of March 31, 2012. The net worth requirement is derived primarily from unpaid balances on Fannie Mae loans and the level of risk-sharing. At March 31, 2012, the net worth requirement was $30.5 million and the Company's acceptable net worth was $151.7 million. As of March 31, 2012, we were required to maintain at least

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 9—LITIGATION, COMMITMENTS AND CONTINGENCIES (Continued)

$4.5 million of liquid assets to meet our operational liquidity requirements, as defined in the agreements, for Fannie Mae, Freddie Mac, HUD and Ginnie Mae. As of March 31, 2012, we had operational liquidity of $21.4 million.

        Litigation—We cannot predict the outcome of any pending litigation and may be subject to consequences that could include fines, penalties and other costs, and our reputation and business may be impacted. Our management believes that any liability that could be imposed on us in connection with the disposition of any pending lawsuits would not have a material adverse effect on our business, results of operations, liquidity or financial condition.

        In the normal course of business, the Company may be party to various claims and litigation.

NOTE 10—TRANSACTIONS WITH RELATED PARTIES

        The Company shares office facilities and personnel with the Parent and other subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred. Included in general and administrative expense is $1,843,017 and $1,652,142 of cost allocations for the quarters ended March 31, 2012 and 2011, respectively.

        The Company had accounts receivable outstanding with employees of $75,555 primarily representing amounts advanced against future compensation.

        Amounts earned from or paid to affiliates of the Company for the quarters ended March 31, 2012 and 2011, are as follows:

	For the quarter ended March 31,
	2012	2011
Servicing fees	$211,693	$6,914
Mortgage banking activity	883,152	110,159
Interest income	847,375	—
Other income	64,994	(39,000)

Total	$2,007,214	$78,073

NOTE 11—SUBSEQUENT EVENTS

        The Company evaluated subsequent events after the condensed balance sheet date of March 31, 2012 through June 30, 2012, which was the date the financial statements were available to be issued.

        On May 23, 2012, the Company increased its first mortgage warehousing demand line of credit to $150 million and extended the maturity date to July 12, 2012.

        On May 23, 2012, the Company increased its fourth mortgage warehousing demand line of credit to $100 million.

        On June 7, 2012, the Parent and the Company entered into an agreement pursuant to which Parent will sell to Walker & Dunlop, Inc. all of the Company's outstanding limited liability company

CWCapital LLC

Notes to Condensed Financial Statements (Continued)

NOTE 11—SUBSEQUENT EVENTS (Continued)

interests, pursuant to a Purchase Agreement dated June 7, 2012, for approximately $220 million, net of certain expenses and adjustments, and is expected to close by the end of 2012.

        On June 25, 2012, the Company extended the maturity date on its first mortgage warehousing demand line of credit to October 1, 2012 and entered into a temporary increase of $400 million for the period from June 25, 2012 to August 8, 2012.

        On June 25, 2012, the Company extended the maturity date on its HUD servicing advance line of credit to October 1, 2012.

CWCapital LLC
(A Wholly Owned Subsidiary of
CW Financial Services LLC)

Financial Statements as of and
for the year ended December 31, 2011, and
Independent Auditors' Report

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Independent Auditors' Report

To the Member
of CWCapital LLC:

        We have audited the accompanying balance sheet of CWCapital LLC (a wholly owned subsidiary of CW Financial Services LLC) (the "Company") as of December 31, 2011 and the related statements of income, member's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CWCapital LLC as of December 31, 2011, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

March 9, 2012

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
("KPMG International"), a Swiss entity.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

BALANCE SHEET

AS OF DECEMBER 31, 2011

ASSETS
Cash and cash equivalents	$21,773,306
Restricted cash	23,678,476
Accounts receivable—trade	12,769,594
Accounts receivable—related party	253,794
Mortgage loans held for sale—$716,720,122 at fair value	717,030,490
Mortgage servicing rights—at fair value	113,516,260
Intangible assets—net	1,800,000
Derivative assets—at fair value	42,012,160
Other assets—$1,371,446 at fair value	4,849,859

TOTAL ASSETS	$937,683,939

LIABILITIES AND EQUITY
LIABILITIES:
Notes payable	$695,215,604
Accounts payable	53,741
Borrower deposits	4,525,385
Derivative liabilities—at fair value	40,667,215
Risk share liability (Note 4)	31,252,437
Accrued compensation	20,284,588
Accrued expenses and other liabilities	2,105,969

Total liabilities	794,104,939

COMMITMENTS AND CONTINGENCIES (Note 13)
MEMBER'S EQUITY:
Paid-in capital	105,090,290
Retained earnings	38,488,710

Total member's equity	143,579,000

TOTAL LIABILITIES AND MEMBER'S EQUITY	$937,683,939

See accompanying notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2011

REVENUE:
Servicing fees	$27,666,698
Mortgage banking activities	102,454,040
Interest income:
Interest income	9,038,282
Interest expense	(6,104,792)

Net interest income	2,933,490
Other income	585,482

Total revenue	133,639,710

OPERATING EXPENSES:
Compensation expense	48,428,511
Fair value adjustments—MSRs	40,183,197
General and administrative	12,904,536
Consulting and professional fees	2,558,960
Rent expense	1,730,298
Travel and entertainment	1,870,759
Depreciation	96,453

Total operating expenses	107,772,714

NET INCOME	$25,866,996

See accompanying notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENT OF MEMBER'S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2011

	Paid-In Capital	Retained Earnings	Total
BALANCE—January 1, 2011	$105,090,290	$27,182,770	$132,273,060
Net income	—	25,866,996	25,866,996
Distributions	—	(14,561,056)	(14,561,056)

BALANCE—December 31, 2011	$105,090,290	$38,488,710	$143,579,000

See accompanying notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$25,866,996
Adjustments to reconcile net income to net cash used in operating activities:
Equity investment in investee	(99,198)
Mortgage banking activities	(49,045,190)
Fair value adjustments of MSRs	40,183,197
Amortization of Citigroup loan loss	(411,399)
Depreciation	96,453
Reserve for risk share liability	1,689,025
Changes in operating assets and liabilities:
Restricted cash	(4,994,510)
Accounts receivable—trade	(9,993,490)
Accounts receivable—related party	(253,758)
Mortgage loans held for sale	(466,702,838)
Other assets	(455,327)
Accounts payable	10,146
Borrower deposits	1,649,290
Accrued compensation	2,908,030
Cash paid to settle risk sharing obligations	(589,101)
Accrued expenses and other liabilities	906,236

Net cash used in operating activities	(459,235,438)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid to acquire Citigroup loan portfolio	(299,764)
Cash received on investments	19,005
Distributions from ARA	375,000

Net cash provided by investing activities	94,241

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on notes payable	3,451,843,087
Repayments on notes payable	(2,989,179,528)
Distributions to Parent	(14,561,056)

Net cash provided by financing activities	448,102,503

NET CHANGE IN CASH AND CASH EQUIVALENTS	(11,038,694)
CASH AND CASH EQUIVALENTS—beginning of year	32,812,000

CASH AND CASH EQUIVALENTS—end of year	$21,773,306

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION—cash paid for interest	$5,716,835

See accompaning notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

1. ORGANIZATION

        CWCapital LLC (the "Company"), a Massachusetts limited liability company, is a wholly owned operating subsidiary of CW Financial Services LLC ("CWFS" or "Parent"), a Delaware limited liability company. The Company commenced operations on September 9, 2002, and is in the business of originating, selling, and servicing commercial real estate mortgages.

        CWFS is a wholly owned subsidiary of CWFS Holdings LLC ("Holdings"), which is a wholly owned subsidiary of Galaxy Acquisition LLC ("Galaxy"). Galaxy is an affiliate of the Fortress Investment Group LLC ("Fortress").

        The Company is licensed as a U.S. Department of Housing and Urban Development ("HUD") approved Title II Nonsupervised Mortgagee. The Company is also licensed by Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation—The financial statements include the accounts of the Company. Entities where the Company holds 20% to 50% of the voting rights are accounted for under the equity method, and the pro rata share of the income is included in other income on the Company's statement of income.

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The most significant use of estimates relates to valuation of certain financial instruments and other assets and liabilities, such as mortgage loans held for sale ("MLHFS"), mortgage servicing rights ("MSRs"), intangible assets, derivative assets and liabilities, risk share liability and certain compensation plans. Actual results could differ from those estimates.

        Cash and Cash Equivalents—The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents. The Company places its cash and cash equivalents with financial institutions which management considers to be of high quality; however, at times, such deposits may be in excess of the Federal Deposit Insurance Corporation ("FDIC") insurance limit.

        Restricted Cash—Restricted cash represents cash that is restricted as to withdrawal or usage and includes amounts required to meet certain regulatory requirements.

        Accounts Receivable—Accounts receivable is composed primarily of security delivery deposits, primary servicing advances and primary servicing fees. Security delivery deposits are collected upon settlement of the security with the investor. Such deposits are made to insure delivery of the security to the investor by the Company. Primary servicing advances are either applied against loss settlement (Fannie Mae), recovered through claims settlement (Ginnie Mae), or from reimbursement from the CMBS trust. Primary servicing fees are collected as monthly remittances are received from the

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

borrower on the loan being serviced. For all of these receivables, collectability is not deemed to be a significant risk and no reserve has been established.

        MLHFS—MLHFS is composed of loans that have been originated by the Company and are held on balance sheet while awaiting sale. The Company elects the fair value option for MLHFS entered into at and after September 1, 2010. Fees and costs related to fair valued MLHFS are recognized in earnings as incurred and not deferred.

        MLHFS where the Company has not elected the fair value option were initially recorded at fair value and subsequently have been accounted for at the lower of cost or fair value ("LOCOFV").

        MSRs—The Company is required to record a separate asset or liability initially measured at fair value for servicing rights relating to mortgages originated and sold where the servicing rights have been retained ("Originated Mortgage Servicing Rights" or "OMSRs"). MSRs are recognized as assets upon the sale of the loans. The Company also records a separate asset at fair value when it purchases servicing rights ("Purchased Mortgage Servicing Rights" or "PMSRs"). Management determines its classes of servicing assets and servicing liabilities based on program type.

        The Company elected to measure and carry its MSRs using the fair value option. Under the fair value option, MSRs are carried on the Company's balance sheet at fair value and the changes in fair value are recorded in fair value adjustments—MSRs in the Company's statement of income.

        Intangible Assets—Indefinite life intangible assets are not amortized until it is determined that the useful life is no longer indefinite. The Company reviews indefinite life intangible assets for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairment is permanently recognized by writing down the asset to the extent that the carrying value exceeds the estimated fair value. Indefinite life intangible assets are tested for impairment annually or more frequently if events and circumstances indicate that it may be impaired.

        Derivatives—From time to time, the Company enters into certain transactions related to its mortgage banking activities that are considered to be derivatives, as follows:

  •
  Rate lock agreements ("rate locks") are contracts entered into that allow commercial mortgage customers to lock in the interest rate on a mortgage while the loan is being underwritten and awaiting closure. Rate locks are considered derivatives if the loans that will result from the exercise of the contract will be held for sale. The fair value of rate locks at inception includes the expected net future cash flows related to fees on the related loan including future MSRs. Changes subsequent to inception are based on changes in interest rates and the passage of time.

  •
  Commitments to sell loans are considered derivatives and are entered into simultaneously with the rate lock of the related loan to offset adverse changes in the market between the time an investor enters into the purchase agreement and the time the loan or a security which wraps around a loan is purchased (collectively, the "loan sale"). The fair value of these commitments at inception is zero. Changes subsequent to inception are based on changes in interest rates and the passage of time.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Borrower Deposits—In the normal course of business, the Company receives cash from potential borrowers to pay expenses incurred during the loan origination process (i.e., legal, appraisal, engineering, environmental, etc.). Unused deposits generally are returned to the borrower at the time a loan is closed or at the time that an application for a loan is terminated. These amounts are included in the Company's cash balance, as the deposit can be used to fund costs paid by the Company during the course of underwriting and closing a loan. A corresponding liability is recognized in borrower deposits on the Company's balance sheet.

        Risk Share Liability—The Company has Citigroup Loan Portfolio and General Loan Portfolio risk, as follows:

  •
  Citigroup Loan Portfolio—The Company has risk on certain Fannie Mae loans where the risk is limited to the first 1% of loss on a pool of loans (this risk is fully funded under a cash collateral agreement and the related cash is held in restricted cash). In addition, there are certain Fannie Mae loans where the Company's risk is 100% of the loss, and certain Fannie Mae loans where the Company's risk is pari passu with Fannie Mae on a one-third and two-thirds basis, respectively (collectively, "Citigroup Loan Portfolio"). Please see Note 4 for further information.

  •
  General Loan Portfolio—The Company assumes risk sharing with respect to certain Fannie Mae loans, generally not exceeding 20% of the original principal balance. The Company assumes risk on the first 8% of losses on certain Freddie Mac target affordable loans and with respect to a certain GNMA securitized loan, the Company assumes the first 5% then 15% of any remainder (collectively, "General Loan Portfolio"). The Company records an estimated loss in the financial statements if it has been determined that it is probable that a liability will be incurred. Such estimate is recorded in risk share liability on the Company's balance sheet.

        Servicing Fees—Servicing fees primarily consist of primary servicing fees and placement fees for the deposit of escrows. The Company earns primary servicing fees in connection with the collection of monthly debt service payments. These fees are earned and collected monthly in accordance with each respective loan agreement. The Company earns placement fees for depositing escrow balances with third party financial institutions. These fees are earned and collected monthly through arrangements with third parties. All of these fees are recorded on a monthly basis when earned.

        Mortgage Banking Activities—Mortgage banking activity income is recognized when the Company originates a loan with a borrower (the rate lock). Also included in mortgage banking activities are changes to the fair value of MLHFS and derivatives that occur during their respective holding periods. Upon sale of the loans, no gains or losses are recognized as such loans are recorded at fair value during their holding periods.

        Interest Income—Interest income primarily is derived from interest earned from mortgages held for sale and interest earned from a loan and bonds held for investment. Interest income is accrued as earned and recorded in accounts receivable—trade on the Company's balance sheet and in interest income in the Company's statement of income.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Interest Expense—Interest expense primarily is derived from interest paid on credit facilities that the Company maintains to finance MLHFS and other credit facilities. Interest expense is accrued each period and any interest due is recorded in accrued expenses and other liabilities on the Company's balance sheet and in interest expense in the Company's statement of income.

        Leases—The Company receives an allocation of rental expense from CWFS. The Company recognizes rental expense on a straight-line basis over the lease term.

        Income Taxes—No provision was made in the Company's financial statements for federal income taxes because the Company is a disregarded entity for federal income tax purposes and its results are included in its ultimate parent's filing with the Internal Revenue Service. In addition, the Company is generally disregarded for state and local income tax purposes. For those jurisdictions that tax at the Company level, the amounts are inconsequential.

        Concentration of Credit Risk—A significant amount of the Company's business activities in 2011 involved multifamily and health care lending activities through programs sponsored by HUD, Ginnie Mae, Fannie Mae, and Freddie Mac.

        The Company is subject to credit risk with respect to certain Fannie Mae and Freddie Mac loans and one securitized HUD loan. The Company's exposure is limited as described in Note 13. In addition, the Company does not believe that it has any significant concentration related to borrower or location. The Company maintains cash deposits with financial institutions, which, from time to time, may exceed federally insured limits. At December 31, 2011, $6,500,529 of cash held in the restricted cash accounts was not covered by FDIC insurance.

        Escrow Balances and Custodial Accounts—In the normal course of conducting its mortgage servicing business, the Company collects escrow deposits to fund customer property taxes, hazard and general liability insurance premiums, as well as other escrow requirements. The Company also temporarily holds principal and interest payments that are received from borrowers until such funds are remitted to the investors. The Company held $497,043,823, which is not included on its balance sheet at December 31, 2011. The Company places these escrow balances with financial institutions, which, from time to time, may exceed federally insured limits. At December 31, 2011, $130,683,349 of cash held in escrow was not covered by FDIC insurance.

        Recently Issued Accounting Standards—There were no accounting standards that were issued and required to be implemented that were not implemented that would have or are expected to have a material impact on the financial position or results of operations of the Company.

3. HOLDINGS TERM LOAN

        On October 18, 2011, Holdings entered into an $115,000,000 term loan (the "Agreement") with a lender. The Agreement has a four-year term unless extended by Holdings for an additional three months under certain conditions described in the Agreement. The financing bears interest at a variable rate of LIBOR plus 600 and was 6.28% at December 31, 2011. Principal payments are due quarterly in the amount of $7,187,500 and Holdings has a one-time option to defer a quarterly payment as

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

3. HOLDINGS TERM LOAN (Continued)

described in the Agreement. Prepayment of the Agreement is subject to certain prepayment penalties as described in the Agreement. The Agreement is secured by a pledge of the membership interests of the Company and other collateral as described in a guarantee and collateral agreement of even date with the Agreement. The most restrictive financial covenant is the minimum debt service coverage ratio.

4. CITIGROUP

        On October 31, 2011, the Company acquired servicing rights on a Citigroup Loan Portfolio of 2,171 Fannie Mae loans with an unpaid principal balance ("UPB") of $2,570,660,034, a subordinate loan with a UPB of $1,003,296 and accrued interest of $4,975 ("Loan Held for Investment"), two subordinate interest bonds which have a 20% interest in five loans ("Bonds Held for Investment"), and a Fannie Mae guarantee of $1,500,000 in exchange for $299,763 of cash.

        The Company assumed risk share liability on certain loans with an exposure of $16,022,988, of which the seller provided in cash an amount equal to this exposure. The cash is held in a custodial account and is included in restricted cash on the Company's balance sheet.

        Due to the fair values ascribed to the MSR and other assets acquired in the purchase, the Company recorded an offsetting liability which has been reflected in the risk share liability in the amount of $6,603,258. This amount is amortized into income over seven years and should offset the fair value adjustment recorded to the Citigroup MSR as the related servicing rights expire.

        The Company also recorded risk share liability of $1,104,609 related to loans where the Company has credit risk which is not directly matched by restricted cash.

        The purchase price allocation is as follows:

Restricted cash	$16,022,988
MSR	5,113,669
Fannie Mae guarantee	1,500,000
Subordinated loan	960,380
Accrued interest	4,975
Subordinated interest bonds	428,606
Risk share liability—first loss Citigroup portfolio	(16,022,988)
Risk share liability—pari passu Citigroup portfolio	(1,104,609)
Risk share liability—Citigroup purchase accounting	(6,603,258)

Total	$299,763

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

5. ACCOUNTS RECEIVABLE—TRADE

        Accounts receivable—trade at December 31, 2011, consists of the following:

Accrued income	$2,323,848
Security delivery deposits	6,551,140
Primary servicing advances	3,444,716
Other receivables	449,890

Total	$12,769,594

6. MLHFS

        The following table displays the loans in the Company's mortgage portfolio as of December 31, 2011:

Loans at fair market value	$716,720,122
Loans at LOCOFV	310,368

Total	$717,030,490

        The cost basis of these loans was $700,339,014 at December 31, 2011.

7. MSRs

        The changes in the Company's MSRs measured using the fair value method at December 31, 2011, consist of the following:

Beginning of year	$101,943,550
Additions:
MSRs	51,755,907
Changes in fair value:
Due to disposals	(7,596,287)
Due to changes in valuation inputs/assumptions	(32,586,910)

Fair value of MSRs—end of year	$113,516,260

        The MSR valuation process during the year ended December 31, 2011, was based on the use of a discounted cash flow model to arrive at an estimate of fair value at the balance sheet date. The cash flow assumptions used in the discounted cash flow model are based on the assumptions the Company believes a potential third party acquirer would use to value the portfolio. A change in the discount rate of 100 bps or 200 bps would result in a decrease in the fair value by $4 million and $8 million, respectively.

        The risks inherent in the valuation of MSRs includes variations in the expected prepayment and default rate, unexpected changes in interest rates, and/or a variation in the expected timing of

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

7. MSRs (Continued)

disbursement of escrows. Changes in market conditions could have had a material impact on the Company's estimates of fair value.

        A summary of the Company's MSRs and related characteristics as of December 31, 2011, is as follows:

Servicing portfolio (unpaid principal)	$15,832,501,195
Fair value of MSR portfolio	$113,516,260
Value expressed in basis points	72
Weighted-average service fee (bps)	17.0
Multiple (value/service fee)	4.22
Weighted-average note rate	5.15%
Weighted-average life to maturity	10.9
Average discount rate	9%
Prepayment speeds	2.5% - 25%
Cost to service	$750 - $2,500

        During the year ended December 31, 2011, the Company earned servicing fees, late fees, and other ancillary fees of $20,518,601, $150,717, and $6,997,380, respectively. Such amounts are recorded in servicing fees in the Company's statement of income.

8. INTANGIBLE ASSETS

        The following table reflects intangible assets at December 31, 2011:

Gross Carrying Amount
Agency licenses(1)	$1,800,000

(1)
Agency licenses are indefinite life intangibles and, therefore, not amortized.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

9. DERIVATIVES

        The Company accounts for its derivatives at fair value, and recognizes all derivatives as either assets or liabilities in its balance sheet. From time to time, the Company enters into certain transactions that are accounted for as derivatives. Please see Note 2 for details.

        Fair Value Position of the Company's Derivatives—The following table displays the fair values of asset and liability derivatives as of December 31, 2011:

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	Derivative assets	$41,433,916	Derivative liabilities	$—

Mortgage commitment derivatives:
Commitments to sell loans	Derivative assets	$578,244	Derivative liabilities	$40,667,215

Total derivatives not designated as hedging instruments		$42,012,160		$40,667,215

        The following table displays the outstanding notional balances and the estimated fair value of the Company's derivative instruments as of December 31, 2011:

	Notional Amount	Fair Value
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks assets	$335,906,438	$41,433,916
Interest rate caps	12,779,896	—

Total risk management derivatives	348,686,334	41,433,916

Mortgage commitment derivatives:
Commitments to sell loans assets	92,173,600	578,244
Commitments to sell loans liabilities	950,721,852	(40,667,215)

Total mortgage commitment derivatives	1,042,895,452	(40,088,971)

Total derivatives not designated as hedging instruments	$1,391,581,786	$1,344,945

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

9. DERIVATIVES (Continued)

        The following table displays, by type of derivative instrument, the fair value gains and losses on the Company's derivatives for the year ended December 31, 2011:

	Fair Values of Derivative Instruments
	Location of Gain (Loss) Recognized in Income on Derivative	Amount of Gain (Loss) Recognized in Income on Derivative
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	Mortgage banking activities	$171,130,320
Rate locks	Compensation	(21,600,816)
Interest rate swaps	Mortgage banking activities	8,207

Total risk management derivatives		149,537,711
Mortgage commitment derivatives—commitments to sell loans	Mortgage banking activities	(73,514,850)

Total derivative fair value gains—net		$76,022,861

Volume and Activity of the Company's Derivatives

        Risk Management Derivatives—The following table displays, by derivative instrument type, the Company's risk management derivative activity for the year ended December 31, 2011:

	Rate Locks	Interest Rate Swaps	Interest Rate Caps
Notional balance as of January 1, 2011	$479,418,356	$981,000	$41,429,896
Additions	3,641,720,856	—	—
Settlements	(3,785,232,774)	(981,000)	(28,650,000)

Notional balance as of December 31, 2011	$335,906,438	$—	$12,779,896

        Mortgage Commitment Derivatives—The following table displays, by commitment type, the Company's mortgage commitment derivative activity for the year ended December 31, 2011:

Commitments to Sell Loans
Notional balance as of January 1, 2011	$712,404,532
Mortgage related securities:
Open commitments	3,641,720,856
Settled commitments	(3,311,229,936)

Notional balance as of December 31, 2011	$1,042,895,452

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

10. NOTES PAYABLE

        Notes payable at December 31, 2011, consist of the following:

First mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.30%	$35,760,600
Second mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.55%	112,118,114
Third mortgage warehousing demand line of credit, bearing interest at a variable rate of 1.58%	512,901,590
Fourth mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.55%	34,435,300
HUD servicing line of credit	—

Total notes payable	$695,215,604

  •
  The first mortgage warehousing demand line of credit is $125,000,000 and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line matures on June 26, 2012 and routinely is extended annually. At December 31, 2011, the unused portion of the line of credit was $89,239,400.

  •
  The second mortgage warehousing demand line of credit is $175,000,000 and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line matures on November 14, 2012 and routinely is extended annually. At December 31, 2011, the unused portion of the line of credit was $62,881,886.

  •
  The third mortgage warehousing demand line of credit is $175,000,000 but was under a temporary increase to $650,000,000 through January 27, 2012 and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund advances under a certain mortgage program. Security for the mortgage warehousing line of credit is the related MLHFS. There is no stated maturity date under the lending agreement. At December 31, 2011, the unused portion of the line of credit was $137,098,410.

  •
  The fourth mortgage warehousing demand line of credit is $50,000,000 and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line matures November 17, 2012 under the lending agreement and routinely is extended annually. At December 31, 2011, the unused portion of the line of credit was $15,564,700.

  •
  The HUD servicing advance line of credit is $7,500,000, which is available for principal, interest, tax and insurance advances and other property protection advances on defaulted HUD loans. There is a sub-limit of $5,000,000 for advances over 30 days. The line is secured by a pledge of the right to reimbursement from HUD and GNMA that is held by the Company and carries

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

10. NOTES PAYABLE (Continued)

    variable interest rate options, as defined in the line of credit agreement. The HUD servicing advance line of credit matures on June 26, 2012 and routinely is extended annually. At December 31, 2011, the unused portion of the line of credit was $7,500,000.

11. EMPLOYEE BENEFIT PLAN

        The Company participates in an employee tax-deferred 401(k) plan under which individual employee contributions to the plan are matched by the Company subject to the terms of the plan. Amounts contributed by the Company for the year ended December 31, 2011 were $334,859, which are included in compensation expense in the Company's statement of income. Additionally, the Company elected to make a profit sharing contribution of $777,209 for 2011, which was funded on February 24, 2012. Amounts contributed by the Company are subject to vesting and forfeiture and may be returned to the Company upon termination of employment of the employee to the extent not vested.

12. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION

        Fair Value Hierarchy—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market, or if none exists, the most advantageous market, for the specific asset or liability at the measurement date ("exit price"). The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value is as follows:

  Level 1—Quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  Level 2—Inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

  Level 3—Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable.

        Fair Value Option—The Company may make an irrevocable election to carry certain financial instruments at fair value with corresponding changes in fair value recorded in the results of operations. The election to carry an instrument at fair value is made at the individual contract level and can be made only at origination or inception of the instrument, or upon the occurrence of an event that results in a new basis of accounting.

        The Company elected the fair value option on a loan and bonds held for investment upon acquisition of the investments. This election was made to reflect current estimated value of the loan and bonds held for investment.

        The Company elected the fair value option on MLHFS entered into after the election date. This election was made to decrease earnings volatility and match corresponding changes in the related commitment to sell loans.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

12. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The following table presents gains and losses due to changes in fair value for items measured at fair value pursuant to election of the fair value option for the year ended December 31, 2011:

	Fair Value Losses—MSRs	General and Administrative	Mortgage Banking Activities
MSRs	$(32,586,910)	$—	$39,045,951
Loan held for investment	—	(5,145)	—
Bonds held for investment		6,610	—
Mortgage loans held for sale carried at fair value	—	—	15,411,901

        The above amounts do not include interest and dividends earned during the period. Such interest and dividends are recorded in interest income or interest expense on an accrual basis. Additionally, amounts do not reflect associated derivatives.

        Items Measured at Fair Value on a Recurring Basis—The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis at December 31, 2011, for each of the fair value hierarchy levels:

	Fair Value at Reporting Date Using
	Quoted Prices Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Assets:
MLHFS	$—	$716,720,122	$—	$716,720,122
MSRs	—	—	113,516,260	113,516,260
Derivative assets	—	—	42,012,160	42,012,160
Loan held for investment	—	—	943,738	943,738
Bonds held for investment	—	—	427,708	427,708

Total assets—at fair value	$—	$716,720,122	$156,899,866	$873,619,988

Liabilities:
Derivative liabilities	$—	$—	(40,667,215)	(40,667,215)

Total liabilities—at fair value	$—	$—	$(40,667,215)	$(40,667,215)

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

12. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The following table represents the changes in the Level 3 assets and liabilities for the year ended December 31, 2011:

	MSRs	Derivative Asset	Loan Held for Investment	Bonds Held for Investment	Derivative Liability
Beginning balance—January 1, 2011	$101,943,550	$37,329,641	$—	$—	$(18,022,927)
Purchases	5,113,669	—	960,380	428,606	—
Issuances	46,642,238	120,371,841	—	—	—
Settlements	(7,596,287)	(122,921,709)	(11,497)	(7,508)	—
Unrealized gains (losses)	(32,586,910)	7,232,387	(5,145)	6,610	(22,644,288)

Ending balance—December 31, 2011	$113,516,260	$42,012,160	$943,738	$427,708	$(40,667,215)

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at reporting date	$(32,586,910)	$42,012,160	$(5,145)	$6,610	$(40,667,215)

        Gains and losses (realized and unrealized) included in the Company's statement of income for the year ended December 31, 2011, for Level 3 assets and liabilities recorded in its balance sheet at fair value are presented in the table as follows:

	Mortgage Banking	Fair Value Adjustments—MSRs	General and Administrative
Total gains or losses included in earnings for the year	$31,230,337	$(40,183,197)	$1,465

Change in unrealized gains or losses related to assets still held at year end	$1,344,945	$(32,586,910)	$1,465

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

12. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The estimated fair values of the Company's financial instruments are as follows:

	Book Value	Fair Value
Cash and cash equivalents	$21,773,306	$21,773,306
Restricted cash	23,678,476	23,678,476
Accounts receivable—trade	12,769,594	12,769,594
Accounts receivable—related party	253,794	253,794
MSRs	113,516,260	113,516,260
MLHFS	717,030,490	717,138,460
Derivative assets	42,012,160	42,012,160
Loan held for investment	943,738	943,738
Bonds held for investment	427,708	427,708
Notes payable	(695,215,604)	(695,215,604)
Derivative liabilities	(40,667,215)	(40,667,215)

        Cash and Cash Equivalents, Restricted Cash, Accounts Receivable—Carrying amount approximates fair value due to the short term nature of the instruments.

        MSRs—Fair value of MSRs was determined by using a discounted cash flow model that incorporates current market assumptions commonly used by buyers of these types of commercial/multifamily servicing rights. The model considers contractually specified servicing fee rates, prepayments assumptions, delinquency rates, cost of servicing and other economic factors. The MSRs are included within Level 3 of the fair value hierarchy.

        MLHFS—The book value of MLHFS includes loans for which the Company elected the fair value option and approximately $310,368 of loans for which the fair value option was not elected. Fair values are determined using management's judgment based on the intended exit strategy for the mortgage loan, including whole loan sales. MLHFS for which the fair value option has been elected was determined by using quoted prices from market participants as well as an assessment of the present value of certain fee components that are retained by the Company. These MLHFS are included within Level 2 of the fair value hierarchy.

        Derivative Assets and Liabilities—The Company's derivatives are valued as follows:

  •
  The fair value of rate locks was determined by reviewing the index yield change from the date the loan was locked to period end as well as an assessment of the present value of certain fee components that are retained by the Company. Rate locks are classified within Level 3 of the fair value hierarchy.

  •
  The fair value of commitments to sell loans was determined by reviewing the index yield change from the time the sale commitment was entered into to the date of the financial statements. The fair value of commitments to sell loans was determined by reviewing the market change in the interest rate from the date the loan was locked to period end. Commitments to sell loans are included within Level 3 of the fair value hierarchy.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

12. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Loan and Bonds Held for Investment—The fair values of loan and bonds held for investment was determined by using a discounted cash flow model that incorporates current market assumptions commonly used by buyers of these types of loans and bonds. Loan and bonds held for investment are classified within Level 3.

        Notes Payable—The fair value of notes payable is the same as the carrying value as these notes have a floating rate of interest which is a market rate of interest for these types of notes. Notes payable are included within Level 3 of the fair value hierarchy

13. COMMITMENTS AND CONTINGENCIES

        Legal Contingencies—The Company is currently engaged in litigation resulting from the normal course of business. The Company does not believe liabilities will result from such claims that will materially affect the financial statements of the Company.

        Commitments to Lend—At December 31, 2011, the Company had commitments to originate mortgage loans in the normal course of business for $335,906,438. These commitments to lend are either covered under sale commitments to HUD, Ginnie Mae, Freddie Mac or Fannie Mae for commercial mortgage loans or are future advances on HUD/Ginnie Mae construction loans. In addition, the Company has commitments from investors to purchase certain of these mortgage loans in the amount of $1,042,895,452 for December 31, 2011.

        Risk Share Liability—At December 31, 2011, the Company had certain obligations with respect to mortgage loans originated:

Outstanding principal balances	$16,561,925,938
Principal outstanding on nonrecourse loans	10,876,875,625

Principal outstanding subject to risk sharing	$5,685,050,313

Net Risk Share Liability	$9,037,590	(1)

(1)
Excludes $22,214,847 of loan loss reserve related to the acquired Citigroup portfolio. Please see Note 4 for further information.

Citigroup Loan Portfolio

        The Company has risk on certain Fannie Mae loans where the risk is limited to the first 1% of loss on a pool of loans (this risk is fully funded under a cash collateral agreement and the related cash is held in restricted cash), certain Fannie Mae loans where the risk is 100% of the loss and certain Fannie Mae loans where the risk is on a pari passu basis with Fannie Mae with the Company taking one-third of all losses and Fannie Mae taking the remaining two-thirds.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

13. COMMITMENTS AND CONTINGENCIES (Continued)

General Loan Portfolio

        The Company assumes risk sharing with respect to certain Fannie Mae loans, not exceeding 20% of the original principal balance. The Company assumes risk on the first 8% of losses on Freddie Mac target affordable loans and with respect to a certain GNMA securitized loan, the Company assumes the first 5% then 15% of any remainder.

        Pursuant to various compliance requirements, the Company is required to maintain capital resources based on the total outstanding unpaid principal balances of mortgages issued and serviced. The most restrictive of these minimum net worth requirements is that of the Fannie Mae Delegated Underwriting and Servicing ("DUS") program, which required the Company to maintain minimum net worth of approximately $28.3 million at December 31, 2011. At December 31, 2011, the Company had net worth, computed in accordance with the Fannie Mae DUS program requirements of $149,457,024.

        Restricted Cash—At December 31, 2011, the Company has cash of $22,523,516 posted with the custodial agent for the Fannie Mae Lender Reserve pursuant to the Loss Sharing Obligation with Fannie Mae, of which $16,022,918 (please refer to Note 4) and $6,500,598 relates to the Citigroup Loan Portfolio and General Loan Portfolio, respectively. At December 31, 2011, the Company has cash of $1,154,960 posted with the custodial agent for the Freddie Mac Target Affordable Reserve pursuant to the Loss Sharing Obligation with Freddie Mac.

        Lease Commitments—Future minimum lease commitments under leases entered into by the Company at December 31, 2011, are as follows:

2012	$1,499,315
2013	948,955
2014	836,581
2015	856,184
2016	532,959
Thereafter	359,247

Total	$5,033,241

        The Company, at the end of certain lease terms, may renew its lease at the then fair rental value for periods of 5 years. Future minimum lease commitments do not necessarily represent the rent expense that will be incurred by the Company as rent expense derived from an allocation from its Parent based on headcount in all offices occupied by the Parent and its subsidiaries. Rent expense for the year ended December 31, 2011, was $1,730,298.

        Borrower Deposits—At December 31, 2011, the Company held deposits amounting to $4,525,385. These amounts are included in the Company's cash balance, as the deposit can be used to fund costs paid by the Company during the course of underwriting and closing a loan.

        Representations and Warranties on Sales of Loans—The Company, in the ordinary course of business, issues certain representations and warranties in connection with the sale of mortgages. Such representations and warranties relate to the quality and condition of the documentation supporting

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

13. COMMITMENTS AND CONTINGENCIES (Continued)

each loan at the point of sale and not to recourse provisions, if any, of the mortgage's sale agreement. The Company has evaluated the fair value of these representations and warranties and has determined that the liability is immaterial to the Company's financial statements.

14. RELATED PARTY TRANSACTIONS

        The Company shares office facilities and personnel with the Parent and other subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred. Included in general and administrative expense is $7,212,954 of cost allocations.

        The Company had accounts receivable outstanding with employees of $253,794 primarily representing amounts advanced against future compensation.

        Amounts earned from or paid to affiliates of the Company for the year ended December 31, 2011, is as follows:

Servicing fees	$27,128
Mortgage banking activity	3,891,845
Interest income	1,200,372
Other income	204,206

Total	$5,323,551

15. SUBSEQUENT EVENTS

        Management has not identified any subsequent events requiring financial statement disclosure as of March 9, 2012, the date these financial statements were available for issuance.

        ******

CWCapital LLC
(A Wholly Owned Subsidiary of
CW Financial Services LLC)

Financial Statements as of December 31, 2010
(Successor) and August 31, 2010 (Predecessor) and
for the period September 1, 2010 through
December 31, 2010 (Successor) and December 1,
2009 through August 31, 2010 (Predecessor), and
Independent Auditors' Report

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

Page
INDEPENDENT AUDITORS' REPORT	F-47
Balance Sheets—For the Successor period as of December 31, 2010 and the Predecessor period as of August 31, 2010	F-48
Statement of Net Income—For the Successor period September 1, 2010 through December 31, 2010 and Statement of Net Loss for the Predecessor period December 1, 2009 through August 31, 2010	F-49
Statements of Member's Equity—For the Predecessor period ended August 31, 2010 and for the Successor period ended December 31, 2010	F-50
Statements of Cash Flows—For the Successor period September 1, 2010 through December 31, 2010 and the Predecessor period December 1, 2009 through August 31, 2010	F-51
Notes to Financial Statements	F-52 - F-80

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Auditors' Report

To the Member
of CWCapital LLC:

        We have audited the accompanying balance sheets of CWCapital LLC (a wholly owned subsidiary of CW Financial Services LLC) (the "Company") as of December 31, 2010 and August 31, 2010, and the related statements of net income/loss, member's equity, and cash flows for the four month period ended December 31, 2010 and the nine month period ended August 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and August 31, 2010, and the results of its operations and its cash flows for the four month period ended December 31, 2010 and the nine month periods ended August 31, 2010 in conformity with U.S. generally accepted accounting principles.

March 30, 2011

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
("KPMG International"), a Swiss entity.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

BALANCE SHEETS

FOR THE SUCCESSOR PERIOD AS OF DECEMBER 31, 2010 AND THE PREDECESSOR PERIOD
AS OF AUGUST 31, 2010

	December 31, 2010	August 31, 2010
ASSETS
Cash and cash equivalents	$32,812,000	$25,541,792
Restricted cash	2,660,978	2,160,978
Accounts receivable—trade	2,771,129	3,336,947
Accounts receivable—related party	36	113,742
Mortgage loans held for sale—$229,839,939 of loans at fair value at December 31, 2010	230,150,307	84,719,157
Mortgage servicing rights—at fair value at December 31, 2010, net at August 31, 2010	101,943,550	67,311,647
Property and equipment—net	124,970	166,846
Intangible assets—net	1,800,000	—
Commitments to sell loans—at fair value	87,120	—
Derivative assets—at fair value	37,242,521	38,898,808
Other assets	1,771,836	2,082,223

TOTAL ASSETS	$411,364,447	$224,332,140

LIABILITIES AND EQUITY
LIABILITIES:
Notes payable	$232,552,045	$82,451,681
Accounts payable	43,595	378,715
Loan closing costs on deposit	2,876,095	6,613,853
Derivative liabilities—at fair value	18,210,303	29,617,522
Commitments to sell loans—at fair value	—	2,372,810
Accrued compensation	17,376,558	6,942,058
Accrued expenses and other liabilities	8,032,791	6,418,967

Total liabilities	279,091,387	134,795,606

COMMITMENTS AND CONTINGENCIES (Note 15)
EQUITY:
Paid-in capital	105,090,290	90,443,658
Retained earnings (accumulated deficit)	27,182,770	(907,124)

Total equity	132,273,060	89,536,534

TOTAL LIABILITIES AND EQUITY	$411,364,447	$224,332,140

See accompanying notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENT OF NET INCOME FOR THE SUCCESSOR PERIOD SEPTEMBER 1, 2010
THROUGH DECEMBER 31, 2010 AND STATEMENT OF NET LOSS FOR THE PREDECESSOR
PERIOD DECEMBER 1, 2009 THROUGH AUGUST 31, 2010

	September 1, 2010 through December 31, 2010	December 1, 2009 through August 31, 2010
REVENUE:
Servicing fees	$7,329,980	$14,395,690

Mortgage banking activities	47,723,777	37,021,289

Net interest income:
Interest income	4,930,312	4,376,266
Interest expense	(4,032,420)	(3,754,145)

Net interest income	897,892	622,121

Other income	195,268	391,910

Total revenue	56,146,917	52,431,010

OPERATING EXPENSES:
Compensation expense	15,127,637	20,647,040
Fair value gains—MSRs, net	(2,025,197)	—
Impairment and amortization of servicing rights	—	10,892,970
Amortization of intangible assets	2,943,203	—
Capital market losses, net (Note 8)	—	2,465,928
General and administrative expense	3,827,203	18,251,839
Consulting and professional fees	752,840	2,289,769
Rent expense	532,804	1,162,420
Travel and entertainment	462,814	917,435
Depreciation	38,767	172,539

Total operating expenses	21,660,071	56,799,940

NET INCOME (LOSS)	$34,486,846	$(4,368,930)

See accompanying notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENTS OF MEMBER'S EQUITY

FOR THE PREDECESSOR PERIOD ENDED AUGUST 31, 2010 AND FOR THE SUCCESSOR PERIOD ENDED DECEMBER 31, 2010

	Paid-In Capital	Retained Earnings (Accumulated Deficit)	Total
BALANCE—December 1, 2009	$70,591,276	$3,461,806	$74,053,082
Net loss	—	(4,368,930)	(4,368,930)
Contributions	19,852,382	—	19,852,382

BALANCE—August 31, 2010	$90,443,658	$(907,124)	$89,536,534

BALANCE—September 1, 2010	$105,090,290	$—	$105,090,290
Net income	—	34,486,846	34,486,846
Distributions	—	(7,304,076)	(7,304,076)

BALANCE—December 31, 2010	$105,090,290	$27,182,770	$132,273,060

See accompanying notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENTS OF CASH FLOWS

FOR THE SUCCESSOR PERIOD SEPTEMBER 1, 2010 THROUGH DECEMBER 31, 2010 AND THE
PREDECESSOR PERIOD DECEMBER 1, 2009 THROUGH AUGUST 31, 2010

	September 1, 2010 through December 31, 2010	December 1, 2009 through August 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$34,486,846	$(4,368,930)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Equity investment in investee	(68,747)	(219,512)
Mortgage banking activities	(28,060,764)	(22,482,344)
LOCOFV adjustments	(475,500)	132,095
Amortization of servicing rights	—	10,892,970
Fair value adjustments of MSRs	(2,025,197)	—
Amortization of intangible assets	2,943,203	—
Depreciation	38,767	172,539
Guarantee obligation	25,357	2,992,428
Changes in operating assets and liabilities:
Accounts receivable—trade	590,309	(724,435)
Accounts receivable—related party	89,215	83,962
Mortgage loans held for sale	(150,058,995)	222,929,027
Other assets	256,045	89,938
Accounts payable	(335,120)	148,857
Loan closing costs on deposit	(3,737,758)	4,610,874
Accrued compensation	10,434,500	2,556,994
Accrued expenses and other liabilities	671,759	(1,857,572)

Net cash (used in) provided by operating activities	(135,226,080)	214,956,891

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash	(500,000)	—
Disposal of property and equipment	—	39,691
Distributions from ARA	200,000	—

Net cash (used in) provided by investing activities	(300,000)	39,691

CASH FLOWS FROM FINANCING ACTIVITIES:
(Distribution) contribution to/from Parent	(7,304,076)	23,371,632
Borrowings on notes payable	1,791,406,359	1,053,243,508
Repayments on notes payable	(1,641,305,995)	(1,029,959,779)
Borrowing on notes payable—related party	—	7,735,271
Repayments on notes payable—related party	—	(256,085,528)

Net cash provided by (used in) financing activities	142,796,288	(201,694,896)

NET CHANGE IN CASH AND CASH EQUIVALENTS	7,270,208	13,301,686
CASH AND CASH EQUIVALENTS—beginning of period	25,541,792	12,240,106

CASH AND CASH EQUIVALENTS—end of period	$32,812,000	$25,541,792

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION—cash paid for interest	$3,596,962	$3,953,682

SUPPLEMENTAL DISCLOSURE OF NONCASH OPERATING AND FINANCING ACTIVITIES—Valuation adjustment to mortgage loans held for sale and notes payable—related party	$—	$21,232,125

See accompaning notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

1. ORGANIZATION

        CWCapital LLC (the "Company"), a Massachusetts limited liability company, is a wholly owned operating subsidiary of CW Financial Services LLC ("CWF" or "Parent"), a Delaware limited liability company. The Company commenced operations on September 9, 2002, and is in the business of originating, selling, and servicing commercial real estate mortgages.

        CWF's members included its management and an indirect subsidiary of Caisse de dépôt et placement du Québec ("CDP"), a Canadian global fund manager whose clients are mostly Quebec public and private pension and insurance plans. On September 1, 2010, Galaxy Acquisition LLC ("Galaxy") acquired all of the membership interests in CWF from the former members (the "Acquisition"), which resulted in CWF becoming a wholly owned subsidiary of Galaxy. Galaxy is an affiliate of the Fortress Investment Group LLC ("Fortress").

        The Company is licensed as a U.S. Department of Housing and Urban Development ("HUD") approved Title II Nonsupervised Mortgagee. The Company is also licensed by Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation—Galaxy elected to push-down the accounting for the acquisition of the membership interests of CWF to the individual assets and liabilities of CWF and its subsidiaries, including the Company. This push-down election presents the assets and liabilities of the Company at their respective fair values on the date of acquisition to reflect the purchase price paid in the Acquisition.

        The balance sheet of the Company as of August 31, 2010, and the related statement of loss, statement of member's equity and statement of cash flows for the period December 1, 2009 through August 31, 2010, are those of the ("Predecessor") and are referred to as "the period ended August 31, 2010."

        The balance sheet of the Company as of December 31, 2010, and the related statement of income, statement of member's equity and statement of cash flows for the period September 1, 2010 through December 31, 2010, are those of the ("Successor") and are referred to as "the period ended December 31, 2010."

        The Predecessor statements of financial position and results of operations for the period ended August 31, 2010, are recorded on a historical cost basis and may not be comparable to the Successor statements of financial position and results of operations for the period ended December 31, 2010, which are affected by the application of push-down accounting on September 1, 2010.

        The financial statements include the accounts of the Company.

        In conjunction with the Acquisition, the Company changed its fiscal year end from November 30th to December 31st. See Note 3 for further details of this transaction.

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The most significant use of estimates relates to the valuation of certain financial instruments and other assets and liabilities, such as mortgage loans held for sale ("MLHFS"), mortgage servicing rights ("MSRs"), intangible assets, derivative assets and liabilities and commitments to sell loans. Actual results could differ from those estimates.

        Cash and Cash Equivalents—The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents. The Company places its cash and cash equivalents with financial institutions which management considers to be of high quality; however, at times, such deposits may be in excess of the Federal Deposit Insurance Corporation ("FDIC") insurance limit.

        Restricted Cash—Restricted cash represents cash that is restricted as to withdrawal or usage and includes amounts required to meet certain regulatory requirements. It also includes cash collateral, which consists of margin calls posted with a swap counterparty.

        Accounts Receivable—Accounts receivable is composed primarily of primary servicing fees. Primary servicing fees are collected as monthly remittances are received from the borrower on the loan being serviced. For this receivable, collectability is not deemed to be a risk; therefore, no reserve has been established.

        MLHFS—MLHFS is composed of loans that have been originated by the Company and are held on balance sheet while awaiting sale.

        On September 1, 2010, the Successor elected the fair value option for MLHFS entered into at and after the election date.

        Fees and costs related to fair valued MLHFS are recognized in earnings as incurred and not deferred. Changes in fair value are recorded in 'mortgage banking activities' during the four months ended December 31, 2010 and in 'allocation of expense from affiliates—net' during the nine months ended August 31, 2010 on the Company's statements of income (loss).

        MLFHS where the Company has not elected the fair value option were initially recorded at fair value and subsequently have been accounted for at the lower of cost or fair value ("LOCOFV").

        MSRs—The Company is required to record a separate asset or liability initially measured at fair value for servicing rights relating to mortgages originated and sold where the servicing rights have been retained ("Originated Mortgage Servicing Rights" or "OMSRs"). The Company also records a separate asset at fair value when it purchases servicing rights ("Purchased Mortgage Servicing Rights" or "PMSRs").

        The Predecessor elected the amortization method to account for MSRs subsequent to initial recognition. Servicing rights created or purchased between December 1, 2008 through August 31, 2010 were amortized in proportion to and over the period of estimated net servicing income. For all servicing rights created or purchased in prior periods, the Predecessor amortized them using a

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

straight-line methodology which approximated amortization in proportion to and over the period of estimated net servicing income. Amortization is reported as a component of 'amortization of servicing rights' on the Predecessor's statement of loss. If a loan had future funding features, then the MSR related to future draws was recognized as the future draws were funded and sold, whether funded by the Company or directly by the investor.

        MSRs were evaluated for impairment by stratifying the portfolio according to predominant risk characteristics, primarily investor or program type. To the extent that the carrying value of an individual stratum exceeded its estimated fair value, that MSR was considered to be impaired. Such impairment would have been recognized through the income statement. In connection with its impairment analysis, the Predecessor monitored the rate of prepayment in the servicing loan portfolio, since the prepayment rate is a primary factor affecting impairment. Additionally, the Predecessor engaged an independent third party to assist in determining appropriate assumptions in determining fair value.

        The Successor elected to measure and carry its MSRs using the fair value option. Under the fair value option, MSRs are carried on the Successor's balance sheet at fair value and the changes in fair value are reported in 'fair value gains—MSRs—net' in the Successor's statement of income.

        Intangible Assets—The Successor recorded both indefinite and finite life intangible assets on its balance sheet in conjunction with the Acquisition. Finite life intangible assets are generally amortized over the estimated benefit period and in proportion to the projected benefit timing. Indefinite life intangible assets are not amortized until it is determined that the useful life is no longer indefinite. The Successor reviews finite life intangible assets for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Impairment is indicated if the sum of undiscounted estimated future net cash flows is less than the carrying value of the intangible asset. Impairment is permanently recognized by writing down the asset to the extent that the carrying value exceeds the estimated fair value. Infinite life intangible assets are tested for impairment annually or more frequently if events and circumstances indicate that it may be impaired.

        Property and Equipment—Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from three to five years. Leasehold improvements are amortized over the shorter of the estimated useful lives of the improvements or the remaining lives of the underlying leases.

        Mortgage Banking—From time to time, the Company enters into certain transactions related to its mortgage banking activities, as follows:

  •
  Rate lock agreements ("rate locks") are contracts entered into that allow commercial mortgage customers to lock in the interest rate on a mortgage while the loan is being underwritten and awaiting closure. Rate locks are considered derivatives if the loans that will result from the exercise of the contract will be held for sale. The fair value of rate locks at inception includes the expected net future cash flows related to fees on the related loan including future MSRs. Changes subsequent to inception are based on changes in interest rates and the passage of time.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  •
  Interest rate swaps are entered into to offset the change in fair value of certain fixed rate MLHFS and are considered derivatives. Interest rate swaps are agreements in which one counterparty pays a floating rate of interest on a notional principal amount and the other party pays a fixed rate of interest on the same notional principal amount for a specified period of time. The Company records interest rate swaps at fair value and any subsequent changes in fair value are recorded as an adjustment to 'mortgage banking activities.' Amounts paid to and received from the swap counterparty are recorded as an adjustment to 'mortgage banking activities.' When an interest rate swap is terminated, the Company will record an adjustment to income equal to the difference between the proceeds from (or cash paid) closing the transaction and the Company's basis in the contract, if any. The fair value of the interest rate swaps is determined by estimating the amount that the Company would have realized if the Company had terminated the agreement at the financial statement date, with such estimation based on the value obtained from third party trading desks. For each swap, the key valuation variables are notional amount, fixed rate, effective date, maturity date, and floating rate convention (i.e., one month LIBOR vs. three month LIBOR, etc.). Additionally, the Company considers both its own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements of interest rate swaps.

  •
  Commitments to sell Ginnie Mae and Fannie Mae securities ("commitments to sell securities") are considered derivatives and are entered into simultaneously with the rate lock of the related loan to offset adverse changes in the securities market between the time an investor enters into the purchase agreement and the time the security is issued. The fair value of these commitments at inception is zero. Changes subsequent to inception are based on changes in interest rates and the passage of time.

  •
  Commitments to sell loans are entered into simultaneously with the rate lock of Fannie Mae and Freddie Mac loans in order to offset adverse changes in the mortgage loan market between the time Fannie Mae or Freddie Mac enters into a purchase agreement and the time the mortgage loan is purchased. The Company elected to record these commitments at fair value. The fair value of these commitments at inception is zero. Changes subsequent to inception are based on changes in interest rates and the passage of time.

        Effective December 1, 2009, the Company changed its accounting policy to recognize the fair value of rate locks, commitments to sell securities and commitments to sell loans at inception, which includes the fair value of all future cash flows. The effect of this change in policy has been recognized as an opening retained earnings adjustment of $6.2 million.

        Loan Closing Costs on Deposit—In the normal course of business, the Company receives cash from potential borrowers to pay expenses incurred during the loan origination process (i.e., legal, appraisal, engineering, environmental, etc.). Unused deposits are generally returned to the borrower at the time a loan is closed or at the time that an application for a loan is terminated. These amounts are included in the Company's cash balance, as the deposit can be used to fund costs incurred by the Company during the course of underwriting and closing a loan. A corresponding liability is recognized in 'loan closing costs on deposit' in the balance sheets.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Guarantee Obligation—The Company assumes risk sharing generally not to exceed 20% of the principal balances with respect to certain Fannie Mae loans, generally not to exceed 8% with respect to certain Freddie Mac affordable loans and with respect to a certain GNMA securitized loan, the Company assumes the first 5% then 15% of any remainder. The Company records an estimated loss in the financial statements if it has been determined that it is probable that a liability has been incurred. Such estimate is recorded in 'accrued expenses and other liabilities' in the balance sheets. Pursuant to various compliance requirements, the Company is required to maintain capital resources based on the total outstanding unpaid principal balances of mortgages issued and serviced.

        Member's Equity/Paid-In Capital/Retained Earnings (Accumulated Deficit) —As a result of the Acquisition, retained earnings was reset to zero and paid in capital was restated to reflect the purchase price allocation to the Company based on the fair value of its assets and liabilities on the Successor's statement of member's equity. Results of operations subsequent to the Acquisition date are allocated to the Successor. Periods prior to the Acquisition are allocated to the Predecessor. Profits and losses are allocated to the member.

        Servicing Fees—Servicing fees primarily consist of primary servicing fees and placement fees for the deposit of escrows. The Company earns primary servicing fees in connection with the collection of monthly debt service payments. These fees are earned and collected monthly in accordance with each respective loan agreement. The Company earns placement fees for depositing escrow balances with third party financial institutions. These fees are earned and collected monthly through arrangements with third parties. All of these fees are recorded on a monthly basis when earned.

        Mortgage Banking Activities—Mortgage banking activity income is recognized when the Company records a derivative asset upon the commitment to originate a loan with a borrower (the rate lock) and sell the loan to an investor (the sale commitment). The derivative asset is recognized at fair value, which reflects the fair value of the contractual loan origination related fees and sale premiums, net of costs, and the estimated fair value of the expected net future cash flows associated with servicing of loans. Also included in gains from mortgage banking activities are changes to the fair value of derivative liabilities that occur during their respective holding periods. Upon sale of the loans, no gains or losses are recognized as such loans are recorded at fair value during their holding periods. MSRs are recognized as assets upon the sale of the loans.

        Transfer of financial assets is reported as a sale when (a) the transferor surrenders control over those assets and (b) consideration other than beneficial interests in the transferred assets is received in exchange. The transferor is considered to have surrendered control over transferred assets if, and only if, certain conditions are met. The Company has determined that all loans sold have met these specific conditions and accounts for all transfers of mortgage loans as completed sales. When the mortgage loans are sold, the Company retains the right to service the loan and recognizes the MSR at fair value.

        Interest Income—Interest income is primarily derived from interest earned from mortgages held for sale, including accretion of the discount related to the initial fair value measurement of the loans that were reacquired from the special-purpose entity ("SPEs"). For loans where the fair value option were elected which were in nonaccrual status, no accretion of the related discount was recorded.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Interest income is accrued as earned and recorded in 'accounts receivable—trade' in the balance sheets and in 'interest income' in the statements of net income (loss).

        Interest Expense—Interest expense is primarily derived from interest paid on credit facilities that the Company maintains to finance MLHFS, including accretion of the discount related to the initial fair value measurement of the debt related to the SPEs and working capital lines. Interest expense is accrued each period and any interest due is recorded in 'accrued expenses and other liabilities' in the balance sheets and in 'interest expense' in the statements of net income (loss).

        Allocation of Expense from Affiliates—Net—The allocation was recorded based upon an allocation agreement between the Company and its parent company, CWF. The Company agreed to share certain costs related to loans that the Company originated and sold to SPEs and former qualified special purpose entities ("QSPEs"). These SPEs and former QSPEs were owned 100% by CWF. As the fair value of the residual interest retained by CWF and of the loans held by SPEs that were reacquired by CWF due to the change in QSPE status was primarily driven by the value of the loans sold by the Company, it was agreed that changes in the related fair values and other revenues, costs and reimbursements paid/received by CWF related to the SPEs and former QSPEs should be reflected in the Predecessor's statement of net loss. The amount of the allocation was reflected in the statement of net loss as 'allocation of expense from affiliates—net.' See Note 8 for additional information on the allocation agreement.

        Leases—The Company receives an allocation of rental expense from CWF. CWF recognizes rental expense on a straight-line basis over the lease term and records the difference between rent expense and the amount currently payable as deferred rent in 'accrued expenses and other liabilities' in the balance sheets.

        Income Taxes—No provision has been made in the financial statements for federal income tax because the Company is a disregarded entity for federal income tax purposes and its results are included in its ultimate parent's filing with the Internal Revenue Service. In addition, the Company is generally disregarded for state and local income tax purposes. For those jurisdictions that tax at the Company level, the amounts are immaterial and no related provision has been recorded.

        Concentration of Credit Risk—A significant amount of the Company's business activities in 2010 involved multifamily and health care lending activities through programs sponsored by HUD, Ginnie Mae, Fannie Mae and Freddie Mac. There are no significant concentrations to these agencies in the Company's balance sheets at December 31, 2010 and August 31, 2010.

        The Company is subject to credit risk with respect to certain Fannie Mae and Freddie Mac loans and one securitized HUD loan. The Company's exposure is limited as described in Note 15. In addition, the Company does not believe that it has any significant concentration related to property type, borrower or location.

        The Company maintains cash deposits with financial institutions, which, from time to time, may exceed federally insured limits. At December 31, 2010 and August 31, 2010, $2,250,000 and $26,785,447,

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

respectively, of cash held in the corporate operating and restricted cash accounts was not covered by FDIC insurance.

        Escrow Balances—In the normal course of conducting its mortgage servicing business, the Company collects escrow deposits to fund customer property taxes, hazard and general liability insurance premiums as well as other escrow requirements. The Company held $437,449,964 and $426,253,893, which are not included in the Company's balance sheets, in escrow balances at December 31, 2010 and August 31, 2010, respectively. Such amounts have been segregated in separate accounts at third party depository institutions.

        Recently Issued Accounting Standards—There were no accounting standards that were issued and required to be implemented that were not implemented that would have or are expected to have a material impact on the financial position or results of operations of the Company.

3. ACQUISITION TRANSACTION

        As described in Note 1, Organization, on September 1, 2010, the Company's Parent was acquired by Galaxy. In accordance with FASB ASC 805, Business Combinations, the Acquisition was accounted for under the purchase method of accounting. Under this method, assets acquired and liabilities assumed are recorded on the Successor's opening balance sheet at their estimated fair value.

        The allocation of the purchase price to the Company is as follows:

September 1, 2010
Current assets	$157,845,050
Intangible assets	4,743,203
Property and equipment	163,737
Other assets	78,050,614

Total assets acquired	240,802,604

Current liabilities	135,712,314

Purchase price	$105,090,290

4. ACCOUNTS RECEIVABLE—TRADE

        Accounts receivable—trade at December 31, 2010 and August 31, 2010, consists of the following:

	December 31, 2010	August 31, 2010
Accrued income	$1,529,247	$1,296,497
Accrued interest receivable	179,807	47,617
Primary servicing advances	863,548	1,358,411
Other receivables	198,527	634,422

Total	$2,771,129	$3,336,947

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

5. MLHFS

        The following table displays the loans in the Company's mortgage portfolio as of December 31, 2010 and August 31, 2010:

	December 31, 2010	August 31, 2010
Loans at LOCOFV:
Commercial fixed rate loans	$310,368	$84,719,157
Loans at fair market value(1)	229,839,939	—

Total	$230,150,307	$84,719,157

(1)
The Successor elected to record MLHFS at fair value under the fair value option election date. See Note 14 for further discussion.

        Commercial mortgage loans at LOCOFV were originated by the Company prior to period end and generally have been sold to investors with settlement occurring after period end. At December 31, 2010 and August 31, 2010, the fair value of these loans approximated their carrying amount.

6. MSRs

        The changes in the Successor's MSRs measured using the fair value method at December 31, 2010, consist of the following:

December 31, 2010
PMSRs—September 1, 2010	$75,891,480
Additions:
OMSRs	24,026,873
Changes in fair value:
Due to changes in valuation model inputs/assumptions	2,025,197

Fair value of MSRs—December 31, 2010	$101,943,550

        The MSR valuation process during the four months ended December 31, 2010 was based on the use of a discounted cash flow model to arrive at an estimate of fair value at each balance sheet date. The cash flow assumptions and prepayment assumptions used in the discounted cash flow model are based on the assumptions the Company believes a potential third party acquirer would use to value the portfolio.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

6. MSRs (Continued)

        The changes in the Predecessor's MSRs using the amortization method at August 31, 2010 consist of the following:

August 31, 2010
Balance—December 1, 2009	$63,106,946
Additions	15,097,671
Impairment	(2,544,373)
Amortization	(8,348,597)

Balance—end of period	$67,311,647

Fair value of MSRs—December 1, 2009	$76,720,850

Fair value of MSRs—August 31, 2010	$74,389,007

        The allowance for the impairment of MSRs at August 31, 2010 is as follows:

August 31, 2010
Balance—December 1, 2009	$—
Additions	2,544,373

Balance—August 31, 2010	$2,544,373

        During the nine months ended August 31, 2010, MSRs were initially recorded at fair value on the date a loan was sold and a servicing right was created. The OMSRs were fair valued using a loan level discounted cash flow analysis based on current market assumptions (including cost of servicing, escrow earnings rate, escrow inflation factors, prepayment rates and default factors) commonly used by buyers of these types of commercial/multifamily servicing, which were derived from prevailing conditions in the secondary servicing market.

        For both the Successor and the Predecessor, the risks inherent in the valuation of MSRs includes higher than expected default rates, unexpected changes in interest rates, and/or delays in the receipt of cash flows. Changes in market conditions could have had a material impact on the Company's estimates of fair value.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

6. MSRs (Continued)

        A summary of the Company's MSRs and related characteristics as of December 31, 2010 and August 31, 2010, is as follows:

	December 31, 2010	August 31, 2010
Servicing portfolio (unpaid principal)	$12,431,661,001	$11,100,776,478
Fair value of MSR portfolio	$101,943,550	$74,389,007
Value expressed in basis points	82	67
Weighted-average service fee (bps)	13.5	12.2
Multiple (value/service fee)	6.1	5.5
Weighted-average note rate	5.5%	5.6%
Weighted-average life to maturity	10.5 years	10.6 years
Average discount rate	9%	9%
Prepayment speeds	1% - 12%	1% - 12%

        During the period ended December 31, 2010, the Successor earned servicing fees, late fees, and other ancillary fees of $5,096,738, $50,795 and $2,182,447, respectively. During the period ended August 31, 2010, the Predecessor earned servicing fees, late fees, and other ancillary fees of $10,218,149, $170,972 and $4,006,569, respectively. Such amounts are reported in 'servicing fees' in the statements of income (loss).

7. INTANGIBLE ASSETS

        The following table reflects the initial fair value measurement of intangible assets and accumulated amortization amounts for each major class of intangible asset at December 31, 2010:

	Acquisition
	Weighted-Average Amortization Period (in months)	Amount Assigned	Accumulated Amortization	Total
Amortized intangible assets:
Customer relationships(1)	—	$2,943,203	$(2,943,203)	$—
Agency licenses(2)	NA	1,800,000	—	1,800,000

Total intangible assets		$4,743,203	$(2,943,203)	$1,800,000

(1)
Customer relationships are fully amortized at December 31, 2010.

(2)
Agency licenses are indefinite life intangibles and, therefore, are not amortized.

8. CAPITAL MARKETS TRANSACTIONS

        In prior years, the Company originated commercial mortgage loans structured for ultimate resale in securitization transactions, CDOs, and privately placed sale transactions. The mortgages were sold by the Company to SPEs. The SPEs were established for the purpose of purchasing the mortgages originated by the Company and issuing participation certificates to certain financial institutions that

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

8. CAPITAL MARKETS TRANSACTIONS (Continued)

would provide temporary financing to the SPEs while the assets were warehoused and awaited final disposition. Each participation certificate issued by the SPEs was governed by a Master Participation Agreement that provided the financial institution with control over the disposition of the participation certificates, including a put option, held and executable only by the certificate holder, at whatever time the holder deemed appropriate. The Predecessor's parent held 100% of the common equity in each of the SPEs. In each of these transactions, the Predecessor's parent retained a residual interest in the assets transferred to the SPEs in addition to the Company retaining the MSRs related to the loans. The transactions were structured so that lenders had no recourse to other assets of the Predecessor's parent or any of their affiliates for the SPEs' failure to pay their obligations when due. The Predecessor's parent and its affiliates provided a guarantee for a portion of the debt related to all assets transferred to the SPEs.

        On December 1, 2009, the Predecessor adopted the provisions of FASB ASC 810, Consolidation, which removed the concept of a QSPE. The Predecessor determined that it was the primary beneficiary of the remaining SPE; and on December 1, 2009, consolidated this entity on its balance sheet. During March and April of 2010 all of the assets in the SPEs were sold to the former parent of the Company.

        The Company had an allocation agreement with CWF related to the loans that the Company originated and sold to the QSPEs as well as for the assets and liabilities recombined in CWF's financial statements in connection with the SPEs that failed to meet QSPE status. While CWF owned 100% of the equity of the QSPEs and SPEs, and therefore owned the residual interest in the QSPEs and the SPEs assets and liabilities, the changes in the fair value of the investment in residual interests and of the fair value of the SPEs assets and liabilities was based on the changes in value of the underlying loans which were originated and sold by the Company. Therefore, the Company had agreed that all changes related to the fair value for the SPEs and QSPEs would be reflected in the Company's statements of net loss. All fees, costs and reimbursements under the reimbursement agreements between CDP and CWF were reported through the Predecessor's statement of net loss. The intent of the agreement was to recognize the costs and revenues related to loans originated by the Company in statements of net loss.

        Additionally, CWF and CDP had agreed to share certain losses related to loans held by the SPEs and QSPEs owned by CWF. All profits and losses related to the loans were shared 80% by an affiliate of CDP and 20% by CWF.

9. JOINT VENTURE

        The Company invested in a joint venture, ARA Finance LLC, ("ARA"), with a third party for the purposes of seeking opportunities to provide mortgage loans for market rate and affordable multifamily, senior, and student housing and manufactured housing. The Company owns 50% of ARA, which is accounted for under the equity method. For the periods ended December 31, 2010 and August 31, 2010, there was a gain from this investment of $68,747 and $219,512, respectively.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

10. PROPERTY AND EQUIPMENT

        Major classes of property and equipment at December 31, 2010 and August 31, 2010, consist of the following:

	December 31, 2010	August 31, 2010
Furniture, fixtures and equipment	$78,089	$1,930,132
Leasehold improvements	85,648	727,337

	163,737	2,657,469
Less accumulated depreciation	(38,767)	(2,490,623)

Property and equipment—net	$124,970	$166,846

11. DERIVATIVES

        The Company accounts for its derivatives at fair value, and recognizes all derivatives as either assets or liabilities in its balance sheets. From time to time, the Company enters into certain transactions that are accounted for as derivatives. Please see Note 2 for details.

        Fair Value Position of the Company's Derivatives—The following table displays the fair values of asset and liability derivatives as of December 31, 2010 and August 31, 2010:

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
December 31, 2010
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	Derivative assets	$3,187,648	Derivative liabilities	$16,944,825
Interest rate swaps	Derivative assets	—	Derivative liabilities	187,376
Interest rate caps	Other assets	103	Accrued expenses/other liabilities	—

Total risk management derivatives		3,187,751		17,132,201

Mortgage commitment derivatives:
Commitments to sell Ginnie Mae securities	Derivative assets	29,606,716	Derivative liabilities	1,078,102
Commitments to sell Fannie Mae MBS	Derivative assets	4,448,157	Derivative liabilities	—

Total mortgage commitment derivatives		34,054,873		1,078,102

Total derivatives not designated as hedging instruments		$37,242,624		$18,210,303

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

11. DERIVATIVES (Continued)

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
August 31, 2010
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	Derivative assets	$38,759,273	Derivative liabilities	$76,720
Interest rate swaps	Derivative assets	—	Derivative liabilities	245,916
Interest rate caps	Other assets	76	Accrued expenses/other liabilities	—

Total risk management derivatives		38,759,349		322,636

Mortgage commitment derivatives:
Commitments to sell Ginnie Mae securities	Derivative assets	58,652	Derivative liabilities	28,026,791
Commitments to sell Fannie Mae MBS	Derivative assets	80,883	Derivative liabilities	1,268,095

Total mortgage commitment derivatives		139,535		29,294,886

Total derivatives not designated as hedging instruments		$38,898,884		$29,617,522

        The following table displays the outstanding notional balances and the estimated fair values of the Company's derivative instruments as of December 31, 2010 and August 31, 2010.

	Notional Amount	Fair Value
December 31, 2010
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks assets	$83,314,844	$3,187,648
Rate locks liabilities	396,103,512	(16,944,825)
Interest rate swaps	981,000	(187,376)
Interest rate caps	41,429,896	103

Total risk management derivatives	521,829,252	(13,944,450)

Mortgage commitment derivatives:
Commitments to sell Ginnie Mae securities assets	490,208,401	29,606,716
Commitments to sell Fannie Mae MBS assets	153,295,891	4,448,157
Commitments to sell Ginnie Mae securities liabilities	28,160,240	(1,078,102)

Total mortgage commitment derivatives	671,664,532	32,976,771

Total derivatives not designated as hedging instruments	$1,193,493,784	$19,032,321

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

11. DERIVATIVES (Continued)

	Notional Amount	Fair Value
August 31, 2010
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks assets	$449,788,956	$38,759,273
Rate locks liabilities	1,000,999	(76,720)
Interest rate swaps	981,000	(245,916)
Interest rate caps	41,429,896	76

Total risk management derivatives	493,200,851	38,436,713

Mortgage commitment derivatives:
Commitments to sell Ginnie Mae securities assets	27,115,199	58,652
Commitments to sell Fannie Mae MBS assets	18,500,000	80,883
Commitments to sell Ginnie Mae securities liabilities	304,128,437	(28,026,791)
Commitments to sell Fannie Mae MBS liabilities	135,061,000	(1,268,095)

Total mortgage commitment derivatives	484,804,636	(29,155,351)

Total derivatives not designated as hedging instruments	$978,005,487	$9,281,362

        The following table displays, by type of derivative instrument, the fair value gains and losses on the Company's derivatives for the periods ended December 31, 2010 and August 31, 2010:

	Fair Values of Derivative Instruments
	Location of Gain (Loss) Recognized in Income on Derivative	Amount of Gain (Loss) Recognized in Income on Derivative
December 31, 2010
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	Mortgage banking activities	$(12,225,437)
Rate locks	Compensation	(5,625,931)
Interest rate swaps	Mortgage banking activities	32,548

Total risk management derivatives		(17,818,820)
Mortgage commitment derivatives—commitments to sell Ginnie Mae securities and Fannie Mae MBS	Mortgage banking activities	62,132,122

Total derivative fair value gains—net		$44,313,302

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

11. DERIVATIVES (Continued)

	Fair Values of Derivative Instruments
	Location of Gain (loss) Recognized in Income on Derivative	Amount of Gain (loss) Recognized in Income on Derivative
August 31, 2010
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	Mortgage banking activities	$71,103,035
Rate locks	Compensation	(6,644,238)
Interest rate swaps	Mortgage banking activities	(172,826)
Interest rate swaps	Allocation of expenses from affiliate—net	8,432,455

Total risk management derivatives		72,718,426
Mortgage commitment derivatives—commitments to sell Ginnie Mae securities and Fannie Mae MBS	Mortgage banking activities	(28,782,847)

Total derivative fair value gains—net		$43,935,579

Volume and Activity of the Company's Derivatives

        Risk Management Derivatives—The following table displays, by derivative instrument type, the Company's risk management derivative activity for the periods ended December 31, 2010 and August 31, 2010:

	Rate Locks	Interest Rate Swaps	Interest Rate Caps
December 31, 2010
Notional balance as of September 1, 2010	$450,789,955	$981,000	$41,429,896
Additions	1,570,980,191	—	—
Terminations	(1,542,351,790)	—	—

Notional balance as of December 31, 2010	$479,418,356	$981,000	$41,429,896

	Rate Locks	Interest Rate Swaps	Interest Rate Caps
August 31, 2010
Notional balance as of December 1, 2009	$151,662,368	$28,181,000	$95,050,000
Additions	1,310,159,334	33,600,000	25,079,896
Terminations	(1,011,031,747)	(60,800,000)	(78,700,000)

Notional balance as of August 31, 2010	$450,789,955	$981,000	$41,429,896

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

11. DERIVATIVES (Continued)

        Mortgage Commitment Derivatives—The following table displays, by commitment type, the Company's mortgage commitment derivative activity for the periods ended December 31, 2010 and August 31, 2010:

	Commitments to Sell Ginnie Mae Securities	Commitments to Sell Fannie Mae MBS	Total
Notional balance as of September 1, 2010	$331,243,636	$153,561,000	$484,804,636
Mortgage related securities:
Open commitments	425,124,300	811,915,891	1,237,040,191
Settled commitments	(237,999,295)	(812,181,000)	(1,050,180,295)

Notional balance as of December 31, 2010	$518,368,641	$153,295,891	$671,664,532

	Commitments to Sell Ginnie Mae Securities	Commitments to Sell Fannie Mae MBS	Total
Notional balance as of December 1, 2009	$125,125,219	$10,167,000	$135,292,219
Mortgage related securities:
Open commitments	579,354,934	341,891,000	921,245,934
Settled commitments	(373,236,517)	(198,497,000)	(571,733,517)

Notional balance as of August 31, 2010	$331,243,636	$153,561,000	$484,804,636

        Derivative Counterparties and Credit Exposure—Certain derivative instruments contain provisions that require the Company to either post additional collateral or immediately settle any outstanding liability balances upon the occurrence of a specified credit risk related event, as defined by the existing derivative contracts. The fair value of all derivative instruments with credit risk related contingent features that are in a liability position at December 31, 2010 and August 31, 2010, is $187,376 and $245,916, respectively. The Company posted $160,978 as collateral for this exposure in the normal course of business as of December 31, 2010 and August 31, 2010. Each change could trigger additional collateral requirements for the Company and its affiliates. If the credit risk related contingent features underlying these agreements had been triggered on December 31, 2010 and August 31, 2010, the Company would have been required to post an additional $26,398 and $84,938 of collateral to its counterparties, respectively.

        The Company's derivative credit exposure relates principally to interest rate derivative contracts. Typically, the Company seeks to manage these exposures by contracting with experienced counterparties that are rated A- (or its equivalent) or better. These counterparties consist of large banks, broker-dealers, and other financial institutions that have a significant presence in the derivatives market, most of which are based in the United States.

        The Company is exposed to credit risk in the event of nonperformance by the counterparties to certain derivatives; however, the Company monitors the performance of the counterparties and currently does not anticipate nonperformance by any of these counterparties.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

12. NOTES PAYABLE

        Notes payable at December 31, 2010 and August 31, 2010, consist of the following:

	December 31, 2010	August 31, 2010
First mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.76% and 2.76% at December 31, 2010 and August 31, 2010	$56,618,079	$6,394,481
Second mortgage warehousing demand line of credit, bearing interest at a variable rate of 3.01% and 3.01% at December 31, 2010 and August 31, 2010	82,919,898	76,057,200
Third mortgage warehousing demand line of credit, bearing interest at a variable rate of 1.45% at December 31, 2010	76,778,868	—
Fourth mortgage warehousing demand line of credit, bearing interest at a variable rate of 3.06% at December 31, 2010	16,235,200	—
Multiple advance line of credit	—	—

Total notes payable	$232,552,045	$82,451,681

  •
  The first mortgage warehousing demand line of credit is $125,000,000 and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund temporary advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line stated maturity date is June 27, 2011. At December 31, 2010 and August 31, 2010, the unused portion of the line of credit was $68,381,921 and $118,605,519, respectively.

  •
  The second mortgage warehousing demand line of credit is $125,000,000 and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund temporary advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line stated maturity date is July 12, 2011. At December 31, 2010 and August 31, 2010, the unused portion of the line of credit was $42,080,102 and $48,942,800, respectively.

  •
  The third mortgage warehousing demand line of credit is $175,000,000. This line carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund temporary advances under a certain mortgage program. Security for the mortgage warehousing line of credit is the related MLHFS. There is no stated maturity date under the lending agreement. At December 31, 2010 and August 31, 2010, the unused portion of the line of credit was $98,221,132 and $175,000,000, respectively.

  •
  The fourth mortgage warehousing demand line of credit is $50,000,000 and carries variable interest rate options as defined in the line of credit agreement. The mortgage warehousing line is available to fund temporary advances under various mortgage programs. Security for the mortgage warehousing line of credit is the related MLHFS. The line stated maturity date is November 17, 2011 under the lending agreement. At December 31, 2010 and August 31, 2010, the unused portion of the line of credit was $33,764,800 and $50,000,000, respectively.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

12. NOTES PAYABLE (Continued)

  •
  The multiple advance line of credit is $15,000,000, which is available for principal and interest advances and working capital advances. Each type is subject to an individual sub-limit of $7,500,000. The line is secured by a pledge of the servicing agreements held by the Company, except that the pledge related to the Fannie Mae, Freddie Mac, and Ginnie Mae servicing agreements is junior and subordinate to the rights of Fannie Mae, Freddie Mac and Ginnie Mae. The line of credit agreement provides for variable interest rate options as elected by the Company at the dates of the borrowings. The multiple advance line of credit matures on June 27, 2011. At December 31, 2010 and August 31, 2010, the unused portion of the line of credit was $15,000,000.

13. EMPLOYEE BENEFIT PLAN

        The Company participates in an employee tax-deferred 401(k) plan under which individual employee contributions to the plan are matched by the Company subject to terms of the plan. Amounts contributed by the Company for the periods ended December 31, 2010 and August 31, 2010, were $92,445 and $200,164, respectively, which are included in 'compensation expense' on the statements of net income (loss). Additionally, the Company elected to make a profit sharing contribution of $790,439 for 2010, which was funded in February 2011. Amounts contributed by the Company are subject to vesting and forfeiture and may be returned to the Company upon termination of employment of the employee to the extent not vested.

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION

        Fair Value Measurements—The Company measures certain assets and liabilities at fair value, such as MLHFS where the fair value option has been elected, MSRs, derivative assets, derivative liabilities and commitments to sell loans on a recurring basis. From time to time, the Company may be required to record at fair value other assets on a nonrecurring basis, such as certain MLHFS at LOCOFV.

        Fair Value Hierarchy—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market, or if none exists, the most advantageous market, for the specific asset or liability at the measurement date ("exit price"). The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value is as follows:

  Level 1—Quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  Level 2—Inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

  Level 3—Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable.

        A financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Determination of Fair Value—In determining fair value, the Company uses market prices of the same or similar instruments whenever such prices are available, even in situations where trading volume may be low when compared with prior periods. A fair value measurement assumes that an asset or liability is exchanged in an orderly transaction between market participants; and, accordingly, fair value is not determined based upon a forced liquidation or distressed sale. Where possible, the Company estimates fair value using other market observable data. Where the market price of the same or similar instruments is not available, the valuation of financial instruments becomes more subjective and involves a high degree of judgment. The following sections describe the valuation methodologies used to measure classes of financial instruments at fair value and specify the level in the fair value hierarchy where various financial instruments are generally classified. Valuation models, significant inputs to those models and any significant assumptions are included where appropriate.

        Cash and Cash Equivalents—Carrying amount approximates fair value due to the short term nature of the instruments.

        Restricted Cash—Carrying amount approximates fair value due to the short term nature of the instruments.

        Accounts Receivable—Carrying amount approximates fair value due to the short term nature of the instruments.

MLHFS:

  •
  LOCOFV Assets—Fair value of MLHFS for which fair value accounting was not elected was determined using management's judgment based on the intended exit strategy for the mortgage loans, including whole loan sales. These loans are generally held for short periods of time, usually less than 30 days, and are usually 'presold.' The Company obtained fair values using available market information and/or valuation methodologies and recorded any impairment through the statements of income (loss). These MLHFS are included within Level 3 of the fair value hierarchy.

  •
  Assets at Fair Value—Fair value of MLHFS is determined by using a discounted cash flow model that incorporates quoted observable prices from market participants. These MLHFS are included within Level 2 of the fair value hierarchy.

        MSRs—Fair value of MSRs was determined using management's judgment as well as information from a third party service provider based on current market assumptions commonly used by buyers of these types of commercial/multifamily servicing, which are derived from prevailing conditions in the secondary servicing market. The MSRs are included within Level 3 of the fair value hierarchy.

        Intangible Assets—Fair value of intangible assets was determined as the difference between the present value of projected revenue and the present value of projected costs based on management's best estimate.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Derivative Assets and Liabilities—The Company's derivatives are not listed on an exchange. As no quoted market prices exist for such instruments, derivatives are valued using internal valuation techniques using observable data. Valuation techniques and inputs to internally developed models depend on the type of derivative and the nature of the underlying rate, price, or index upon which the derivative's value is based. Key inputs can include duration and index rate. Where model inputs can be observed in a liquid market and the model does not require significant judgment, such derivatives are typically classified within Level 2 of the fair value hierarchy. When instruments are traded in less liquid markets and significant inputs are unobservable, such derivatives are classified within Level 3. Additionally, significant judgments are required when classifying financial instruments within the fair value hierarchy, particularly between Levels 2 and 3, as is the case for certain derivatives. The following provides additional information about specific derivative instruments:

  •
  The fair value of rate locks was determined by reviewing the index yield change from the date the loan was locked to period end. The pull-through rate for rate locks was not material to the valuation. Rate locks are classified within Level 3 of the fair value hierarchy.

  •
  The fair value of interest rate swaps was determined by estimating the amount that would have been realized if the Company had terminated the agreement at the financial statement date, with such estimation based on the value obtained from third party trading desks. For each swap, the key valuation variables are notional amount, fixed rate, effective date, maturity date, and floating rate convention (i.e., one month LIBOR vs. three month LIBOR etc.). Interest rate swaps are classified within Level 2 of the fair value hierarchy.

  •
  The fair value of commitments to sell securities was determined by reviewing the index yield change from the time the sale commitment was entered into to the date of the financial statements. Commitments to sell securities are included within Level 3 of the fair value hierarchy.

        Notes Payable—Fair value of debt of the Predecessor, where the fair value option was elected, was determined based on information observable in the market calibrated to the specific instrument through management judgment and management's estimate of the value of the underlying collateral. It is classified within Level 3 of the fair value hierarchy.

        Commitments to Sell Loans—The fair value of commitments to sell loans was determined by reviewing the market change in the interest rates from the date the loan was locked to period end. Commitments to sell loans are classified within Level 3 of the fair value hierarchy.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The estimated fair values of the Company's financial instruments are as follows:

	December 31, 2010		August 31, 2010
	Book Value	Fair Value	Book Value	Fair Value
Cash and cash equivalents	$32,812,000	$32,812,000	$25,541,792	$25,541,792
Restricted cash	2,660,978	2,660,978	2,160,978	2,160,978
Accounts receivable—trade	2,771,129	2,771,129	3,336,947	3,336,947
Mortgage loans held for sale	230,150,307	230,150,307	84,719,157	89,058,937
Derivative assets	37,242,521	37,242,521	38,898,808	38,898,808
Notes payable	(232,552,045)	(232,552,045)	(82,451,681)	(82,451,681)
Derivative liabilities	(18,210,303)	(18,210,303)	(29,617,522)	(29,617,522)
Commitments to sell loans	87,120	87,120	(2,372,810)	(2,372,810)

        Items Measured at Fair Value on a Recurring Basis—The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis at December 31, 2010 and August 31, 2010, for each of the fair value hierarchy levels.

	Fair Value at Reporting Date Using
	Quoted Prices Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
For the Period Ended December 31, 2010
Assets:
MLHFS	$—	$229,839,939	$—	$229,839,939
MSRs	—	—	101,943,550	101,943,550
Derivative assets	—	—	37,242,521	37,242,521
Commitments to sell loans	—	—	87,120	87,120

Total assets—at fair value	$—	$229,839,939	$139,273,191	$369,113,130

Liabilities:
Derivative liabilities	—	(187,376)	(18,022,927)	(18,210,303)

Total liabilities—at fair value	$—	$(187,376)	$(18,022,927)	$(18,210,303)

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

	Fair Value at Reporting Date Using
	Quoted Prices Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
For the Period Ended August 31, 2010
Assets:
Derivative assets	$—	$—	$38,898,808	$38,898,808

Total assets—at fair value	$—	$—	$38,898,808	$38,898,808

Liabilities:
Derivative liabilities	$—	$(245,916)	$(29,371,606)	$(29,617,522)
Commitments to sell loans	—	—	(2,372,810)	(2,372,810)

Total liabilities—at fair value	$—	$(245,916)	$(31,744,416)	$(31,990,332)

        Level 3 Items Measured at Fair Value on a Recurring Basis—The determination to classify a financial instrument within Level 3 of the fair value hierarchy is based on the significance of the unobservable inputs to the overall fair value measurement. However, in addition to unobservable inputs, the valuation of Level 3 instruments typically includes observable inputs as well. Thus, the gains and losses reflected in the rollforward of balances in the tables that follow include changes in fair value that are due at least partially to observable factors that are part of the valuation methodology. Additionally, the Company uses certain derivatives classified within Level 2 of the fair value hierarchy to manage certain risk characteristics of Level 3 financial instruments. Because Level 2 instruments are not included in this discussion or in the rollforward, gains and losses may appear to reflect a certain degree of volatility when presented exclusive of related Level 2 derivatives that may be used to offset risk in Level 3 instruments.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The following table represents the changes in the Level 3 assets and liabilities for the periods ended December 31, 2010 and August 31, 2010:

	MSR	Derivative Asset	Derivative Liability	Commitments to Sell Loans
For the Period Ended December 31, 2010
Beginning balance—September 1, 2010	$75,891,480	$38,898,808	$(29,371,606)	$(2,372,810)
Total gains or losses:
Included in earnings	26,052,070	(1,656,287)	11,348,679	2,459,930
Purchases, issuances and settlements	—	—	—	—

Ending balance—December 31, 2010	$101,943,550	$37,242,521	$(18,022,927)	$87,120

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at reporting date	$26,052,070	$37,242,521	$(18,022,927)	$87,120

	Derivative Asset	NP—Related Party	Derivative Liability	Commitments to Sell Loans
For the Period Ended August 31, 2010
Beginning balance—December 1, 2009	$9,828,998	$(228,272,309)	$(4,776,306)	$(802,095)
Total gains or losses:
Included in earnings	29,069,810	(131,959,323)	(24,595,300)	(1,570,715)
Purchases, issuances and settlements	—	360,231,632	—	—

Ending balance—August 31, 2010	$38,898,808	$—	$(29,371,606)	$(2,372,810)

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at reporting date	$38,898,808	$—	$(29,371,606)	$(2,372,810)

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Gains and losses (realized and unrealized) included in the Company's statements of income (loss) for the periods ended December 31, 2010 and August 31, 2010, for Level 3 assets and liabilities reported in its balance sheets at fair value are presented in the table as follows:

Mortgage Banking
For the Period Ended December 31, 2010
Total gains or losses included in earnings for the period ended December 31, 2010	$38,204,392

Change in unrealized gains or losses related to assets still held at December 31, 2010	$45,358,784

	Mortgage Banking	Allocation of Exp from Affiliates	Realized Gain (Loss)
For the Period Ended August 31, 2010
Total gains or losses included in earnings for the period ended August 31, 2010	$2,903,795	$29,297,482	$(31,763,410)

Change in unrealized gains or losses related to assets still held at August 31, 2010	$7,154,392	$—	$—

        Items Measured at Fair Value on a Nonrecurring Basis—Certain assets and liabilities are not measured at fair value on an ongoing basis, but are subject to fair value measurement in certain circumstances, for example, when there is evidence of impairment. These instruments are measured at fair value on a nonrecurring basis and include assets such as MLHFS that have been deemed impaired.

        There were no financial instruments held on the balance sheet at December 31, 2010, by level within the fair value hierarchy for which a nonrecurring change in fair value was recorded during the period ended December 31, 2010. MLHFS with a carrying amount of $442,463 were written down to their fair value of $310,368, resulting in a loss of $132,095, which is included in earnings for the period ended August 31, 2010.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The following table presents financial instruments measured at fair value on a nonrecurring basis at December 31, 2010 and August 31, 2010:

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3	Total	Total Gains (Losses)
For the Period Ended December 31, 2010
Assets—mortgage loans held for sale	$—	$—	$310,368	$310,368	$—
For the Period Ended August 31, 2010
Assets—mortgage loans held for sale	$—	$—	$310,368	$310,368	$132,095

        Fair Value Option—Under fair value option accounting guidance, the Company may make an irrevocable election to carry certain financial instruments at fair value with corresponding changes in fair value reported in the results of operations. The election to carry an instrument at fair value is made at the individual contract level and can be made only at origination or inception of the instrument, or upon the occurrence of an event that results in a new basis of accounting.

        The Predecessor elected the fair value option for loan sale commitments for fixed rate loans entered into after the election date with corresponding changes in fair value reported in the results of operations. As these loan sale commitments were not considered derivatives prior to adoption and were not recorded on the financial statements, no transition adjustment was required. This election was intended to decrease earnings volatility and to match the related rate lock. Upon acquisition of the Predecessor, the Successor elected to continue to record the loan sale commitments for fixed rate loans at fair value.

        The Predecessor elected the fair value for certain newly reacquired MLHFS that it had originated and sold into SPEs, as well as the warehouse debt related to those MLHFS. These elections were made to decrease earnings volatility and match the loan with the related debt. During March and April 2010 the reacquired MLHFS were sold, and the related warehouse debt was assumed by the buyer. See Note 8 for additional information on these transactions.

        Upon the acquisition of the Predecessor, the Successor elected fair value on MLHFS entered into after the election date. This election was made to decrease earnings volatility and match corresponding changes in the related commitment to sell securities, which is a derivative.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

14. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        The following table presents gains and losses due to changes in fair value for items measured at fair value pursuant to election of the fair value option for the periods ended December 31, 2010 and August 31, 2010:

	Fair Value Losses—Net	Mortgage Banking Activities	Total
For the Period Ended December 31, 2010
Loan sale commitments	$—	$2,459,930	$2,459,930
Mortgage loans held for sale carried at fair value	8,671,199	—	8,671,199
For the Period Ended August 31, 2010
Loan sale commitments	$—	$(1,570,715)	$(1,570,715)
Mortgage loans held for sale carried at fair value	1,154,177	—	1,154,177
Note payable—related party	(1,154,177)	—	(1,154,177)

        The above amounts do not include interest and dividends earned during the period. Such interest and dividends are recorded in interest income or interest expense on an accrual basis. Additionally, amounts do not reflect associated derivatives.

        As of December 31, 2010, the aggregate fair value of MLHFS for which the fair value option was elected was $3,146,237 less than the aggregate unpaid contractual principal amount. There are no loans that are 90 days or more past due. As of August 31, 2010, there were no MLHFS for which the fair value option was elected.

15. COMMITMENTS AND CONTINGENCIES

        Legal Contingencies—The Company is currently engaged in litigation resulting from the normal course of business. The Company does not believe liabilities will result from such claims that will materially affect the financial statements of the Company.

        Commitments to Lend—At December 31, 2010 and August 31, 2010, the Company had commitments to originate mortgage loans in the normal course of business for $479,418,356 and $450,789,955, respectively. These commitments to lend are either covered under commitments to HUD, Ginnie Mae, Freddie Mac, Fannie Mae for commercial mortgage loans or are future advances on HUD/Ginnie Mae construction loans. In addition, the Company has commitments from investors to purchase certain of these mortgage loans and mortgage-backed securities in the amount of $712,404,532 and $533,241,636 for December 31, 2010 and August 31, 2010, respectively.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

15. COMMITMENTS AND CONTINGENCIES (Continued)

        Guarantee Obligation—At December 31, 2010 and August 31, 2010, the Company had certain obligations with respect to mortgage loans originated:

	December 31, 2010	August 31, 2010
Outstanding principal balances	$12,664,764,962	$11,625,552,431
Principal outstanding on nonrecourse loans	9,954,951,772	9,771,795,822

Principal outstanding subject to risk sharing	$2,709,813,190	$1,853,756,609

        The Company assumes a risk generally not to exceed 20% of the principal balances with respect to certain Fannie Mae loans and generally not to exceed 8% with respect to Freddie Mac affordable loans and with respect to a certain GNMA securitized loan, the Company assumes the first 5% then 15% of any remainder. At December 31, 2010 and August 31, 2010, the Company has recorded a liability of $6,833,058 and $5,890,993, respectively, as a reserve under these loss-sharing arrangements recorded in 'accrued expenses and other liabilities' in the balance sheets.

        Pursuant to various compliance requirements, the Company is required to maintain capital resources based on the total outstanding unpaid principal balances of mortgages issued and serviced. The most restrictive of these minimum net worth requirements is that of the Fannie Mae Delegated Underwriting and Servicing ("DUS") program which required the Company to maintain minimum net worth of approximately $18.5 million and $15.6 million at December 31, 2010 and August 31, 2010, respectively. At December 31, 2010 and August 31, 2010, the Company had net worth, computed in accordance with the Fannie Mae DUS program requirements of $137,305,254 and $95,311,228, respectively. If the Company was required to comply only with the minimum required net worth requirements as a HUD Title II Nonsupervised Mortgagee, the Company would be required to maintain $5,825,478 and $4,782,113 of net worth for December 31, 2010 and August 31, 2010, respectively.

        Restricted Cash—At December 31, 2010 and August 31, 2010, the Company had restricted cash of $2,000,000 at a bank, which is collateral for a $4,000,000 letter of credit supporting its Fannie Mae Lender Reserve pursuant to the Loss Sharing Obligation with Fannie Mae. In addition, at December 31, 2010, the Company has cash of $500,000 posted with the custodial agent for the Fannie Mae Lender Reserve pursuant to the Loss Sharing Obligation with Fannie Mae.

        Also, at December 31, 2010 and August 31, 2010, the Company had $160,978 in cash collateral posted related to swaps entered into with a financial institution in order to protect against interest rate movements in relation to two fixed rate B-notes originated by the Company.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

15. COMMITMENTS AND CONTINGENCIES (Continued)

        Lease Commitments—The Company leases office space under operating leases. Future minimum lease commitments under these leases at December 31, 2010, are as follows:

2011	$2,109,849
2012	889,909
2013	558,937
2014	574,538
2015	589,812
Thereafter	603,168

Total	$5,326,213

        Rent expense for the periods ended December 31, 2010 and August 31, 2010, was $532,804 and $1,162,420, respectively.

        Loan Closing Costs on Deposit—At December 31, 2010 and August 31, 2010, the Company held deposits amounting to $2,876,095 and $6,613,853, respectively. These amounts are included in the Company's cash balance, as the deposit can be used to fund costs incurred by the Company during the course of underwriting and closing a loan.

        Representations and Warranties on Sales of Loans—The Company, in the ordinary course of business, issues certain representations and warranties in connection with the sale of mortgages. Such representations and warranties relate to the quality and condition of the documentation supporting each loan at the point of sale and not to recourse provisions, if any, of the mortgages' sale agreement. The Company has evaluated the fair value of these representations and warranties and has determined that the liability is immaterial to the financial statements.

16. RELATED PARTY TRANSACTIONS

        The Predecessor Company had accounts receivable outstanding with CDP and its affiliates of $27,116 as of August 31, 2010. This represents miscellaneous charges due to the Company.

        The Company had accounts receivable outstanding with ARA of $86,612 as of August 31, 2010 and accrued expenses and other liabilities of $118,508 as of December 31, 2010. These balances represented amounts owed from ARA for services provided by the Company and amounts owed to ARA related to fee splits.

        The Company shares office facilities and personnel with the Parent and other subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE PERIODS ENDED DECEMBER 31, 2010 AND AUGUST 31, 2010

16. RELATED PARTY TRANSACTIONS (Continued)

        Amounts earned from or paid to affiliates of the Successor and Predecessor for the periods ended December 31, 2010 and August 31, 2010, are as follows:

	For the Period Ended December 31, 2010	For the Period Ended August 31, 2010
Servicing fees	$—	$437,141
Finance fees	1,470,327	1,878,573
Other income	87,083	258,477
Interest expense	—	(113,634)

Total	$1,557,410	$2,460,557

17. SUBSEQUENT EVENTS

        Management has not identified any subsequent events requiring financial statement disclosure as of March 30, 2010, the date these financial statements were available for issuance.

        ******

CWCapital LLC
(A Wholly Owned Subsidiary of
CW Financial Services LLC)

Financial Statements as of and for the
Years Ended November 30, 2009 and 2008, and
Independent Auditors' Report

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116 USA
Tel: +1 617 437 2000 Fax: +1 617 437 2111 www.deloitte.com

INDEPENDENT AUDITORS' REPORT

To the Member of
CWCapital LLC
Needham, Massachusetts

        We have audited the accompanying balance sheets of CWCapital LLC (a wholly owned subsidiary of CW Financial Services LLC) (the "Company") as of November 30, 2009 and 2008, and the related statements of net loss, other comprehensive loss, member's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

February 23, 2010

Member of
Deloitte Touche Tohmatsu

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

BALANCE SHEETS

AS OF NOVEMBER 30, 2009 AND 2008

	2009	2008
ASSETS
CASH AND CASH EQUIVALENTS	$12,240,106	$27,920,231
RESTRICTED CASH	2,160,978	2,160,978
ACCOUNTS RECEIVABLE—Trade	1,505,341	2,109,604
ACCOUNTS RECEIVABLE—Related party	197,704	233,322
DUE FROM PARENT	3,519,250	—
MORTGAGE LOANS HELD FOR SALE (including $228,272,309 and $277,589,055—recorded at fair value option at November 30, 2009 and 2008, respectively)	285,322,051	296,530,428
MORTGAGE SERVICING RIGHTS—Net	61,621,952	54,675,888
PROPERTY AND EQUIPMENT—Net	379,076	881,225
RATE LOCK AGREEMENTS—At fair value	1,539,238	3,248,596
OTHER ASSETS	1,952,649	869,438

TOTAL	$370,438,345	$388,629,710

LIABILITIES AND MEMBER'S EQUITY
LIABILITIES:
Notes payable	$59,167,952	$18,437,605
Notes payable—related party recorded at fair value option at November 30, 2009 and 2008	228,272,309	277,589,055
Accounts payable	229,858	158,605
Due to Parent	—	13,820,874
Loan closing costs on deposit	2,002,979	2,259,557
Interest rate swaps—at fair value	4,087,041	215,425
Commitments to sell securities—at fair value	936,435	951,027
Commitments to sell loans—at fair value	802,095	2,351,303
Accrued compensation	4,385,064	4,862,630
Accrued expenses and other liabilities	4,011,841	2,831,352

Total liabilities	303,895,574	323,477,433

COMMITMENTS AND CONTINGENCIES (Note 14)
MEMBER'S EQUITY:
Paid-in capital	70,591,276	49,091,276
(Accumulated deficit)/retained earnings	(4,048,505)	16,061,001

Total member's equity	66,542,771	65,152,277

TOTAL	$370,438,345	$388,629,710

See notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENTS OF NET LOSS

FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

	2009	2008
REVENUE:
Servicing fees	$16,268,855	$16,985,723

Gain on sale of mortgages—net and derivative income	29,403,046	10,461,227

Net interest income:
Interest income	6,812,991	13,298,338
Interest expense	(4,521,713)	(7,118,666)

Net interest income	2,291,278	6,179,672

Other income	72,799	595,971

Total revenue	48,035,978	34,222,593

OPERATING EXPENSES:
Compensation expense	17,336,645	18,757,011
Lower of cost or fair value ("LOCOFV")	120,287	—
Amortization of servicing rights	11,620,143	10,026,363
General and administrative expense	11,579,631	10,399,275
Allocation of expense from affiliates—net (Note 15)	21,424,474	4,073,515
Consulting and professional fees	2,396,677	1,421,538
Rent expense	1,737,099	2,125,323
Securitization expense	—	112,911
Travel and entertainment	923,047	1,120,206
Depreciation	491,401	781,301
Marketing and promotion	516,080	974,424

Total operating expenses	68,145,484	49,791,867

NET LOSS	$(20,109,506)	$(15,569,274)

See notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENTS OF OTHER COMPREHENSIVE LOSS

FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

	2009	2008
NET LOSS	$(20,109,506)	$(15,569,274)
OTHER COMPREHENSIVE LOSS—Unrealized losses during the year	—	(629,382)

COMPREHENSIVE LOSS	$(20,109,506)	$(16,198,656)

See notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENTS OF MEMBER'S EQUITY

FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

	Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Accumulated Deficit)	Total
BALANCE—November 30, 2007	$14,708,000	$629,382	$31,630,275	$46,967,657
Net loss	—	—	(15,569,274)	(15,569,274)
Contributions	34,383,276	—	—	34,383,276
Other comprehensive loss	—	(629,382)	—	(629,382)

BALANCE—November 30, 2008	49,091,276	—	16,061,001	65,152,277
Net loss	—	—	(20,109,506)	(20,109,506)
Contributions	21,500,000	—	—	21,500,000

BALANCE—November 30, 2009	$70,591,276	$—	$(4,048,505)	$66,542,771

See notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,109,506)	$(15,569,274)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Gain on interest-only securities	—	(460,415)
Gain on sale of mortgages—net and derivative income	(15,163,304)	(13,453,264)
Allocation of expense from affiliates—net	—	(983,875)
Change in rate lock agreements	1,709,358	2,464,024
Change in sale commitments	(1,563,800)	—
Change in interest rate swaps	3,871,616	—
Amortization of servicing rights	11,620,143	10,026,363
Depreciation	491,401	781,301
Equity investment in investee	20,693	—
LOCOFV adjustments	120,287	—
Loan loss reserve	1,605,456	—
Changes in operating assets and liabilities:
Accounts receivable—trade	604,263	947,005
Accounts receivable—related party	35,618	(233,322)
Mortgage loans held for sale	(52,084,975)	113,665,091
Other assets	(603,904)	381,464
Accounts payable	71,253	(1,740,048)
Due from/to Parent	4,159,876	26,896,971
Loan closing costs on deposit	(256,578)	(1,533,489)
Accrued compensation	(477,566)	(11,212,810)
Accrued expenses and other liabilities	(424,967)	1,066,016

Net cash (used in) provided by operating activities	(66,374,636)	111,041,738

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash	—	229,303
Disposal (purchase) of property and equipment	10,748	(8,446)
Cash paid for purchased mortgage servicing rights ("PMSRs")	(2,996,635)	—
Investment in ARA Finance LLC ("ARA")	(500,000)	—
Proceeds from investment in interest-only securities	—	423,833

Net cash (used in) provided by investing activities	(3,485,887)	644,690

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on notes payable	1,467,824,722	1,233,894,514
Repayments on notes payable	(1,427,094,375)	(1,356,463,041)
Borrowing on notes payable—related party	14,587,626	—
Repayments on notes payable—related party	(1,137,575)	—

Net cash provided by (used in) financing activities	54,180,398	(122,568,527)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(15,680,125)	(10,882,099)
CASH AND CASH EQUIVALENTS—Beginning of year	27,920,231	38,802,330

CASH AND CASH EQUIVALENTS—End of year	$12,240,106	$27,920,231

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION—Cash paid for interest	$2,544,293	$3,738,629

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Conversion of due to Parent to contributions from member—see Note 16.	$21,500,000	$34,383,276

Net consolidation of mortgage loans held for sale and related secured financings—see Note 6.	$—	$36,597,146

SUPPLEMENTAL DISCLOSURE OF NONCASH OPERATING AND FINANCING ACTIVITIES—Valuation adjustment to mortgage loans held for sale and notes payable—related party	$62,766,797	$—

See notes to financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

1. ORGANIZATION

        CWCapital LLC (the "Company"), a Massachusetts limited liability company, is a wholly owned operating subsidiary of CW Financial Services LLC ("CWF" or "Parent"), a Delaware limited liability company. The Company commenced operations on September 9, 2002, and is in the business of originating, selling, and servicing commercial real estate mortgages.

        CWF's members include its management and an indirect subsidiary of Caisse de dépôt et placement du Québec ("CDP"), a Canadian global fund manager whose clients are mostly Quebec public and private pension and insurance plans. CDP owned approximately an 82% interest in CWF as of November 30, 2009.

        In August 2009, the Company entered into a joint venture agreement with a third party and formed ARA. The Company and the third party each hold a 50% interest in the joint venture. ARA was formed to seek opportunities to provide mortgage loans for market rate and affordable multifamily, senior, and student housing.

        The Company is licensed as a U.S. Department of Housing and Urban Development ("HUD") approved Title II Nonsupervised Mortgagee. The Company is also licensed by Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A summary of our significant accounting policies is as follows:

        Basis of Presentation—The financial statements include the accounts of the Company.

        Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The most significant use of estimates relates to the valuation of certain financial instruments and other assets and liabilities, such as mortgage loans held for sale, mortgage servicing rights ("MSRs"), rate lock agreements ("rate locks"), notes payable, interest rate swaps, commitments to sell securities and commitments to sell loans. Actual results could differ from those estimates.

        Cash and Cash Equivalents—The Company considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents. The Company places its cash and cash equivalents with financial institutions which management considers to be of high quality; however, at times, such deposits may be in excess of the Federal Deposit Insurance Corporation ("FDIC") insurance limit.

        Restricted Cash—Restricted cash represents cash that is restricted as to withdrawal or usage and includes amounts required to meet certain regulatory requirements. It also includes cash collateral, including margin calls posted with a swap counterparty.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Accounts Receivable—Accounts receivable is composed primarily of servicing advances. The Company is required to make principal and interest advances to investors under certain of the lending programs for which it is licensed. Such advances are generally recoverable, and as a result, no reserve has been recorded.

        Mortgage Loans Held for Sale—Mortgage loans held for sale is composed of loans that have been originated or acquired by the Company and are held on balance sheet while awaiting sale or securitization.

        Mortgage loans held for sale where the Company has not elected the fair value option are initially recorded at the principal amount outstanding adjusted for any premiums or discounts and deferred fees and costs. The Company's mortgage loans consist of commercial real estate loans held for sale to investors, which are accounted for at LOCOFV. Loan origination fees and direct origination costs are deferred until the loan is sold. If a loan has future funding features, then the deferred fees and costs related to future draws are recognized as the future draws are funded.

        Certain mortgage loans held for sale are measured at fair value. Fees and costs related to fair valued mortgage loans held for sale are recognized in earnings as incurred and not deferred.

        The Company obtains fair values using available market information and/or valuation methodologies on a loan-by-loan basis. Considerable judgment is required in interpreting market data to develop estimates of fair value; therefore, the estimates are not necessarily indicative of the amounts that could be realized in a current market exchange. The effect of using different market assumptions or estimation methodologies may materially impact the fair value amounts.

        MSRs—The Company is required to record a separate asset or liability initially measured at fair value for servicing rights relating to mortgages originated and sold where the servicing rights have been retained (Originated Mortgage Servicing Rights or "OMSRs"). The Company also records a separate asset at fair value when it purchases servicing rights. The Company has elected to utilize the amortization method to account for MSRs subsequent to initial recognition. Servicing rights created or purchased in 2009 are amortized in proportion to and over the period of estimated net servicing income. For all servicing rights created or purchased prior to fiscal year 2009, the Company has amortized them using a straight-line methodology which approximates amortization in proportion to and over the period of estimated net servicing income. The amortization is being reported as a component of 'amortization of servicing rights' in the statements of net loss. If a loan has future funding features, then the MSR related to future draws is recognized as the future draws are funded and sold, whether funded by the Company or directly by the investor.

        MSRs are evaluated for impairment by stratifying the portfolio according to predominant risk characteristics, primarily investor or program type. To the extent that the carrying value of an individual stratum exceeds its estimated fair value, that MSR is considered to be impaired. Such impairment would be recognized through the income statement. In connection with its impairment analysis, the Company monitors the rate of prepayment in the servicing loan portfolio, as the prepayment rate is a primary factor affecting impairment. Additionally, the Company engages an independent third party to assist the Company in determining appropriate assumptions in determining fair value.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Property and Equipment—Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from three to five years. Leasehold improvements are amortized over the shorter of the estimated useful lives of the improvements or the remaining lives of the underlying leases.

        Derivative Instruments—From time to time, the Company enters into certain transactions that are accounted for as derivatives as follows:

  •
  Rate locks are contracts entered into that allow commercial mortgage customers to lock in the interest rate on a mortgage while the loan is being underwritten and awaiting closure. Market interest rate changes, between the time the customer receives a rate lock and the time the mortgage loan is funded, can change the fair value of a potential mortgage and the resulting fair value of the rate lock. The Company records rate locks at fair value and any subsequent change in fair value is recorded as a component of 'gain on sale of mortgages—net and derivative income.' The fair value of these rate locks is determined by reviewing the index yield change from the date the interest rate of the loan was locked to the date of the financial statements.

  •
  Interest rate swaps are entered into to offset the change in fair value of certain fixed rate mortgage loans held for sale and rate locks. Interest rate swaps are agreements in which one counterparty pays a floating rate of interest on a notional principal amount and the other party pays a fixed rate of interest on the same notional principal amount for a specified period of time. The Company records interest rate swaps at fair value and any subsequent change in fair value is recorded as an adjustment to 'gain on sale of mortgages—net and derivative income.' Amounts paid to and received from the swap counterparty are recorded as an adjustment to 'gain on sale of mortgages—net and derivative income.' When an interest rate swap is terminated, the Company will record an adjustment to income equal to the difference between the proceeds from (or cash paid) closing the transaction and the Company's basis in the contract, if any. The fair value of the interest rate swaps is determined by estimating the amount that the Company would have realized if the Company had terminated the agreement at the financial statement date, with such estimation based on the value obtained from Bloomberg, an industry standard vendor service for pricing financial instruments. For each swap, the key input variables to Bloomberg are notional amount, fixed rate, effective date, maturity date, and floating rate convention (i.e., one month LIBOR vs. three month LIBOR, etc.). Additionally, the Company considers both its own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements of interest rate swaps.

  •
  Commitments to sell Ginnie Mae and Fannie Mae securities are entered into simultaneously with the rate lock of the related loan to offset adverse changes in the securities market between the time an investor enters into the purchase agreement and the time the security is issued. The Company records these sales commitments at fair value and any subsequent change in fair value is recorded as a component of 'gain on sale of mortgages—net and derivative income.' The fair value of these sales commitments is determined by reviewing the market changes based on interest rates from the time the sale commitment was entered into to the date of the financial

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    statements. The value of commitments to sell securities is expected to offset the interest rate lock for the loan underlying that security.

  •
  Interest rate caps for floating rate loans that the Company has originated are entered into to mitigate the risk of default by the borrower from changing interest rates. The monthly payments received under such caps are applied to the monthly debt service payment of the borrower. The Company records interest rate caps at fair value based on duration and index, considering a valuation obtained from a third party provider. As any monthly payment received by the Company is applied to the debt service of the loan, a liability equal to the fair value of the interest rate cap is also recorded to reflect that practice. The Company records interest rate caps at fair value and any subsequent change in fair value is recorded as a component of 'gain on sale of mortgages—net and derivative income.' The caps are reflected in 'other assets' and the related liability is reflected in 'accrued expenses and other liabilities' in the balance sheets.

        Notes Payable—For notes where the Company has elected the fair value option, the notes are measured at fair value. Fees and costs related to notes for which the Company has elected the fair value option are recognized in earnings as incurred and are not deferred.

        The fair value of these notes is determined by a model where the significant inputs are market financing spreads, market advance rate and equity replication rate. The inputs were based on management's best estimate.

        Loan Closing Costs on Deposit—In the normal course of business, the Company receives cash from potential borrowers to pay expenses incurred during the loan origination process (i.e., legal, appraisal, engineering, environmental, etc.). Unused deposits are returned to the borrower at the time a loan is closed or at the time that an application for a loan is terminated. These amounts are included in the Company's cash balance as the deposit can be used to fund costs incurred by the Company during the course of underwriting and closing a loan. A corresponding liability is recognized in 'loan closing costs on deposit' in the balance sheets.

        Commitments to Sell Loans—Commitments to sell loans are entered into simultaneously with the rate lock of Fannie Mae and Freddie Mac loans in order to offset adverse changes in the mortgage loan market between the time Fannie Mae or Freddie Mac enter into a purchase agreement and the time the mortgage loan is purchased. The Company elected to record these commitments at fair value. Any subsequent change in fair value is recorded as a component of 'gain on sale of mortgages—net and derivative income.' The fair value of these sales commitments is determined by reviewing the market change from the time the sale commitment was entered into to the date of the financial statements. The value of commitments to sell loans is expected to offset the interest rate lock for the same loan.

        Loan Loss Reserves—The Company assumes risk sharing generally not to exceed 20% of the principal balances with respect to certain Fannie Mae loans and generally not to exceed 8% with respect to Freddie Mac affordable loans. Pursuant to various compliance requirements, the Company is required to maintain capital resources based on the total outstanding unpaid principal balances of mortgages issued and serviced. The Company records an estimated loss in the financial statements if it

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

has been determined that it is probable that a liability has been incurred. Such estimate is recorded in 'accrued expenses and other liabilities' in the balance sheets.

        Member's Equity/Paid-In Capital/Accumulated Other Comprehensive Income (Loss)/Retained Earnings (Accumulated Deficit)—At the end of each fiscal year, profits and losses are generally allocated to the member. This allocation may be adjusted pursuant to the terms of the Limited Liability Company ("LLC") agreement. Other comprehensive loss was primarily the result of unrealized gains and losses for assets classified as available for sale.

        Servicing Fees—Servicing fees primarily consist of servicing fees and placement fees for the deposit of escrows. The Company earns servicing fees in connection with the collection of monthly debt service payments. These fees are earned and collected monthly in accordance with each respective loan agreement. The Company earns placement fees for depositing escrow balances with third party financial institutions. These fees are earned and collected monthly through arrangements with third parties.

        Gain on Sale of Mortgages—Net and Derivative Income—Gain on sale of mortgages—net and derivative income includes both the gain on sale of mortgages and related derivatives, as well as any change related to the fair value of those derivatives and the cash payments received. Changes in fair value of commitments to sell loans are also recorded in this account. The Company recognizes gain on sale of mortgages and related derivatives based on the difference between (a) the previous carrying amount of the financial assets involved in the transfer, allocated between the assets sold, and the interests that continue to be held by the Company, based on their relative fair value at the date of transfer and (b) the proceeds received. For loans recorded at LOCOFV, the carrying amount of the loans sold includes the original principal amount plus deferrals of fees and points received and direct loan origination costs, less any write downs to fair value. For loans recorded at fair value under the fair value option election, deferred fees and points received and direct loan origination costs are recognized in earnings at the date they are incurred. The Company includes the initial fair value of any MSR related to the portion of the loan sold in 'gain on sale of mortgages—net and derivative income.'

        Interest Income—Interest income is derived from interest earned from mortgages held for sale, including accretion of the discount related to the initial fair value measurement of the loans that were reacquired from the qualified special purpose entities ("QSPEs") (see Note 6 for additional information), interest earned from investments in securities and from other assets where the effective yield method is used. For loans where the fair value option was elected which are in nonaccrual status, no accretion of the related discount is recorded. Interest income is accrued as earned and recorded in 'accounts receivable—trade' in the balance sheets and in 'interest income' in the statements of net loss.

        Interest Expense—Interest expense is derived from interest paid on credit facilities that the Company maintains to finance mortgage loans held for sale, secured financings with affiliates and working capital lines. See Note 11 for details regarding notes payable. Interest expense is accrued each period and any interest due is recorded in 'accrued expenses and other liabilities' in the balance sheets and in 'interest expense' in the statements of net loss.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Fair Value Losses—Net—Mortgage loans held for sale and notes payable—related party that are fair valued are initially recorded at fair value with subsequent changes in fair value recorded in the statements of net loss. Subsequent changes in fair value for those instruments that have been recorded at fair value are recorded in 'allocation of expense from affiliates—net.' The Company has provided fair value estimates and information about valuation methodologies in Note 13.

        Allocation of Expense From Affiliates—Net—The allocation is recorded based upon an allocation agreement between the Company and its parent company, CWF. The Company has agreed to share certain costs related to loans that the Company originated and sold to special purpose entities ("SPEs") and QSPEs. These SPEs and QSPEs are owned 100% by CWF, as more fully described in Note 6. As the fair value of the residual interest retained by CWF and of the loans held by SPEs that have been reacquired by CWF due to the change in QSPE status is primarily driven by the value of the loans sold by the Company, it has agreed that changes in the related fair values and other revenues, costs and reimbursements paid/received by CWF related to the SPEs and QSPEs should be reflected in the Company's statements of net loss. The amount of the allocation is reflected in the statements of net loss as 'allocation of expense from affiliates—net' and reflected in the balance sheets in 'due to Parent.' See Note 15 for additional information on the allocation agreement.

        Leases—For leases that contain fixed escalations of the minimum annual lease payment during the original term of the lease and for leases with free rent periods, the Company recognizes rental expense on a straight-line basis over the lease term and records the difference between rent expense and the amount currently payable as deferred rent in 'accrued expenses and other liabilities' in the balance sheets.

        Income Taxes—No provision has been made in the financial statements for income tax because the Company is a disregarded entity for tax purposes and its results are included in its Parent's filing with the Internal Revenue Service.

        Concentration of Credit Risk—A significant amount of the Company's business activities in 2009 and 2008 involved multifamily and health care lending activities through programs sponsored by HUD, Ginnie Mae, Fannie Mae and Freddie Mac. There are no significant concentrations to these agencies in the Company's balance sheets at November 30, 2009 and 2008. During 2008, Fannie Mae and Freddie Mac entered conservatorship. The Company has determined that there have been no changes in credit risk due to the conservatorship. The Company could be susceptible to changes in governmental appropriations and regulations.

        As a result of reacquiring certain mortgage loans from the QSPEs in the prior year (as discussed in Note 6), the Company now has a significant amount of mortgage loans and related interest rate swaps on its financial statements for which the Company has credit risk. The Company's exposure to the reacquired loans is limited as described in Note 15. The Company is also subject to credit risk with respect to certain Fannie Mae and Freddie Mac loans. The Company's exposure to the certain Fannie Mae and Freddie Mac loans is limited as described in Note 14. In addition, the Company does not believe that it has any significant concentration related to property type, borrower or location. The Company maintains cash deposits with financial institutions, which, from time to time, may exceed

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

federally insured limits. At November 30, 2009 and 2008, $13,934,423 and $29,669,831, respectively, of cash held in the corporate operating and restricted cash accounts was not covered by FDIC insurance.

        Escrow Balances—In the normal course of conducting its mortgage servicing business, the Company collects escrow deposits to fund customer property taxes, hazard and general liability insurance premiums as well as other escrow requirements. The Company held $360,986,259 and $334,591,538, which are not included in the Company's balance sheets, in escrow balances at November 30, 2009 and 2008, respectively. Such amounts have been segregated in separate accounts at third party depository institutions.

Recently Issued Accounting Standards

        Other-Than-Temporary Impairments ("OTTIs") on Purchased Beneficial Interests—In January 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") Emerging Issues Task Force ("EITF") No. 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, which amends the impairment guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an OTTI has occurred. FSP EITF 99-20-1 is effective for interim and annual periods ending after December 15, 2008. This FSP had no effect on the Company's financial statements.

        OTTIs on Investment Securities—In April 2009, the FASB issued FSP FASB Statement No. 115-2 and FASB Statement No. 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, which amends the recognition guidance for OTTI of debt securities and expands the financial statement disclosures for OTTI on debt and equity securities. This statement is effective for interim and annual reporting periods ending after June 15, 2009. The impact of adopting this FSP had no effect on the Company's financial statements.

        Measurement of Fair Value in Inactive Markets—In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. The FSP reaffirms that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The FSP also reaffirms the need to use judgment in determining if a formerly active market has become inactive and in determining fair values when the market has become inactive. This statement is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of the FSP had no effect on the Company's financial statements.

        Additional Disclosures for Derivative Instruments—On December 1, 2008, the Company adopted FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133. The standard requires enhanced disclosures about derivative instruments and hedged items that are accounted for under FASB Statement No. 133 and related interpretations. No comparative information for periods prior to the effective date is required. This statement is effective for interim and annual reporting periods beginning after November 15, 2008. The

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

adoption of FASB Statement No. 161 had no impact on how the Company accounts for these instruments. The Company has included the required disclosures in Note 10.

        Sale With Repurchase Financing Agreements—In February 2008, the FASB issued FSP FASB Statement No. 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions. FSP FASB Statement No. 140-3 provides implementation guidance on whether a security transfer with a contemporaneous repurchase financing involving the transferred financial asset must be evaluated as one linked transaction or two separate de-linked transactions. FSP FASB Statement No. 140-3 requires the recognition of the transfer and the repurchase agreement as one linked transaction, unless all of the following criteria are met: (1) the initial transfer and the repurchase financing are not contractually contingent on one another; (2) the initial transferor has full recourse upon default, and the repurchase agreement's price is fixed and not at fair value; (3) the financial asset is readily obtainable in the marketplace and the transfer and repurchase financing are executed at market rates; and (4) the maturity of the repurchase financing is before the maturity of the financial asset. The scope is limited to transfers and subsequent repurchase financings that are entered into contemporaneously or in contemplation of one another. This statement is effective for interim and annual reporting periods beginning after November 15, 2008, and applied prospectively to initial transfers and repurchase financings for which initial transfer is executed on or after the beginning of December 1, 2008. The adoption of FSP FASB Statement No. 140-3 had no impact on the Company's financial statements.

        Equity Method Investment Accounting Considerations—In November 2008, the EITF issued EITF Issue No. 08-6, Equity Method Investment Accounting Considerations. The objective of EITF Issue No. 08-6 is to clarify the accounting for certain transactions and impairment considerations involving equity method investments. Under EITF Issue No. 08-6, an entity shall measure its equity method investment initially at cost in accordance with FASB Statement No. 141(R), Business Combinations. Any OTTI of an equity method investment should be recognized in accordance with Opinion 18. An equity method investor shall not separately test an investee's underlying assets for impairment. Share issuance by an investee shall be accounted for as if the equity method investor had sold a proportionate share of its investment, with a gain or loss recognized in earnings. EITF Issue No. 08-6 is effective for interim and fiscal years beginning on or after December 15, 2008. EITF Issue No. 08-6 is not expected to have a material impact on the Company's financial statements.

        Accounting for Collaborative Arrangements—In December 2007, the EITF issued EITF Issue No. 07-1, Accounting for Collaborative Arrangements. The objective of EITF Issue No. 07-1 is to define collaborative arrangements and to establish reporting requirements for transactions between participants in a collaborative arrangement and between participants in the arrangement and third parties. EITF Issue No. 07-1 is effective for interim and fiscal years beginning on or after December 15, 2008. The Company is currently evaluating the impact on the Company's financial statements.

        Business Combinations—In April 2009, the FASB issued FSP FASB Statement No. 141(R), Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies. This FSP addresses the application issues raised on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

contingencies in a business combination. FSP FASB Statement No. 141(R) is effective for assets and liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. FSP FASB Statement No. 141(R) is not expected to have a material impact on the Company's financial statements.

        Elimination of QSPEs—In May 2009, the FASB issued FASB Statement No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140. This statement removes the concept of a QSPE from FASB Statement No. 140 and removes the exception from applying FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, to qualifying special-purpose entities. This statement modifies the financial-components approach used in FASB Statement No. 140 and limits the circumstances in which a financial asset, or portion of a financial asset, should be derecognized when the transferor has not transferred the entire original financial asset to an entity that is not consolidated with the transferor in the financial statements being presented and/or when the transferor has continuing involvement with the transferred financial asset. The special provisions in FASB Statement No. 140 and FASB Statement No. 65, Accounting for Certain Mortgage Banking Activities, for guaranteed mortgage securitizations are removed to require those securitizations to be treated the same as any other transfer of financial assets within the scope of FASB Statement No. 140, as amended by this statement. Enhanced disclosures are required to provide financial statement users with greater transparency about transfers of financial assets and a transferor's continuing involvement with transferred financial assets. FASB Statement No. 166 is effective as of the beginning of each fiscal year that begins after November 15, 2009. At November 30, 2009, CWCapital Mortgage Securities VI LLC ("Mortgage VI") was the only SPE that continued to meet the definition of a QSPE. Upon adoption of FASB Statement No. 166, Mortgage VI, which it currently has involvement, will no longer be considered a QSPE. The Company is currently evaluating the impact of this statement on its financial statements.

        Changes in the FIN 46(R) Consolidation Model—In May 2009, the FASB issued FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R). FASB Statement No. 167 amends FASB Interpretation ("FIN") No. 46(R) to include in its scope former QSPEs, to require ongoing reassessments of whether an enterprise is the primary beneficiary of a Variable Interest Entity ("VIE"), and eliminates the quantitative approach previously required for determining the primary beneficiary of a VIE, which was based on determining which enterprise absorbs the majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or both. This statement also amends FIN No. 46(R) to require enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise's involvement in a VIE. The enhanced disclosures are required for any enterprise that holds a variable interest in a VIE. As a result of the new consolidation rules, the Company expects to be required to consolidate certain of the VIEs. An ongoing evaluation of the application of these new requirements could result in the identification of additional VIEs that may require consolidation.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Subsequent Events—In May 2009, the FASB issued FASB Statement No. 165, Subsequent Events. This statement sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and disclosures that an entity should make about events or transactions that occurred after the balance sheet date. FASB Statement No. 165 is effective for fiscal years ending after June 15, 2009. FASB Statement No. 165 had no impact on the Company's financial statements.

        Codification—In June 2009, the FASB issued FASB Statement No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162. This statement identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP. All then-existing, non-SEC accounting and reporting standards are superseded. Concurrently, all nongrandfathered, non-SEC accounting literature not included in the codification is deemed nonauthoritative. FASB Statement No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. FASB Statement No. 168 had no impact on the Company's financial statements.

        Measuring Liabilities at Fair Value—In August 2009, the FASB issued Accounting Standards Update ("ASU") 2009-5, Fair Value Measurements and Disclosures ("Topic 820"). ASU 2009-5 provides clarification that in circumstances in which a quoted price in an active market for an identical liability is not available, the Company is required to measure fair value of that liability using the quoted market price of the identical liability when traded as an asset; quoted prices for similar liabilities or similar liabilities when traded as assets or another valuation technique that is consistent with the principles of Topic 820. ASU 2009-5 is effective for the first reporting period beginning after issuance. The adoption of ASU 2009-5 will have no effect on the Company's financial statements.

        Income Taxes—In September 2009, the FASB issued ASU 2009-06, Income Taxes, Topic 740, Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities. ASU 2009-06 provides implementation guidance through examples and eliminates the disclosure requirements required for nonpublic entities. ASU 2009-06 is effective as of the beginning of each fiscal year that begins after December 15, 2008. ASU 2009-06 had no effect on the Company's financial statements.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

3. ACCOUNTS RECEIVABLE—TRADE

        Accounts receivable—trade at November 30, 2009 and 2008, consists of the following:

	2009	2008
Accrued income	$199,442	$387,225
Accrued interest receivable	431,887	804,217
Primary servicing advances	755,517	688,102
Other receivables	118,495	230,060

Total	$1,505,341	$2,109,604

4. MORTGAGE LOANS HELD FOR SALE

        Mortgage loans held for sale at November 30, 2009 and 2008, consist of the following:

	2009	2008
Loans at LOCOFV:
Commercial fixed rate loans	$57,472,915	$18,958,277
Deferred fees and costs associated with mortgage loans held for sale	(423,173)	(16,904)

Subtotal at LOCOFV	57,049,742	18,941,373
Loans at fair market value	228,272,309	277,589,055

Total	$285,322,051	$296,530,428

        Commercial mortgage loans at LOCOFV were originated by the Company prior to November 30 and generally have been sold to investors with settlement occurring after year end. At November 30, 2009 and 2008, the fair value of these loans approximates their carrying amount.

        Loans at fair market value represent mortgage loans that were originated and sold into QSPEs by the Company that subsequently were reacquired when the loans failed sales treatment in fiscal year 2008. Please see Note 6 for further discussion.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

5. MSRs

        The Company's MSRs at November 30, 2009 and 2008, consist of the following:

	2009	2008
Balance—beginning of year	$54,675,888	$51,429,695
PMSRs	2,996,635	—
Additions	15,569,572	13,272,556
Amortization	(11,620,143)	(10,026,363)

Balance—end of year	$61,621,952	$54,675,888

Fair value of MSRs—beginning of year	$62,142,102	$55,782,819

Fair value of MSRs—end of year	$76,720,850	$62,142,102

        MSRs are initially recorded at fair value on the date a loan is sold or when a servicing right is purchased. The OMSRs are fair valued using a loan level discounted static cash flow analysis based on current market assumptions (including cost of servicing, escrow earnings rate, escrow inflation factors, prepayment rates and default factors) commonly used by buyers of these types of commercial/multifamily servicing, which are derived from prevailing conditions in the secondary servicing market. The risks inherent in the valuation of MSRs include higher than expected prepayment rates, unexpected changes in interest rates, and/or delays in the receipt of cash flows. Changes in market conditions could have a material impact on the Company's estimates of fair value.

        A summary of the Company's MSR and related characteristics as of November 30, 2009 and 2008, is as follows:

	2009	2008
Servicing portfolio (unpaid principal)	$10,920,460,381	$9,615,696,300
Fair value of portfolio	$76,720,850	$62,142,102
Value expressed in basis points	70	65
Weighted-average service fee (bps)	11.3	10.1
Multiple (value/service fee)	6.2	6.4
Weighted-average note rate	5.51%	6.03%
Weighted-average life to maturity	10.3 years	10.7 years
Average discount rate	10%	11%
Prepayment speeds	4% - 24%	2% - 25%

        During the year ended November 30, 2009, the Company earned service fees, late fees, and other ancillary fees of $11,364,842, $219,780, and $4,684,233, respectively. During the year ended November 30, 2008, the Company earned servicing fees, late fees, and other ancillary fees of $8,964,924, $175,423, and $7,845,376, respectively. Such amounts are reported in 'servicing fees' in the statements of net loss.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

6. CAPITAL MARKETS TRANSACTIONS

        Capital Market Transactions—In prior years, the Company had originated commercial mortgage loans structured for ultimate resale in securitization transactions, Collateralized Debt Obligations ("CDOs"), and privately placed sale transactions. The mortgages were sold by the Company to CWCapital Mortgage Securities I LLC ("Mortgage I"), CWCapital Mortgage Securities II LLC ("Mortgage II"), CWCapital Mortgage Securities III LLC ("Mortgage III"), CWCapital Mortgage Securities IV LLC ("Mortgage IV"), CWCapital Mortgage Securities V LLC ("Mortgage V") and Mortgage VI, all of which qualified as QSPEs at November 30, 2007, as applicable. The QSPEs were established for the purpose of purchasing the mortgages originated by the Company and issuing participation certificates to certain financial institutions that provide temporary financing to the QSPEs while the assets are warehoused and awaiting final disposition. Each participation certificate issued by the QSPEs was governed by a Master Participation Agreement that provided the financial institution with control over the disposition of the participation certificates, including a put option, held and executable only by the certificate holder, at whatever time the holder deems appropriate. CWF held 100% of the common equity in each of the QSPEs. In each of these transactions, CWF retained a residual interest in the assets transferred to the QSPEs in addition to MSRs held by the Company. The transactions were structured so that lenders had no recourse to other assets of CWF, the Company or any of their affiliates for the QSPEs' failure to pay their obligations when due. Affiliates of CDP originally provided up to a 10% guarantee for the debt related to all assets transferred to the QSPEs. The guarantees did not jeopardize the "true sale" of the mortgages to the QSPEs. CWF paid an affiliate of CDP a fee of 2% of the guarantee outstanding amount plus 20% of the operating profits, if any, earned from operation of the conduit business unit of the Company. During 2007, the fee agreement for the guarantee was modified such that a 3% floor of the guarantee amount would be paid for Mortgage IV and Mortgage VI. As of July 1, 2008, the guarantee amount was changed to 2% on 20% of the outstanding financing. Please see Note 15 for further discussion. The cost of the guarantee and the change in fair value of the residual interest asset owned by CWF have been recorded in 'allocation of expense from affiliates—net' in the statements of net loss. See Note 15 for more information on the allocation agreement.

        2009 Capital Market Transactions—At November 30, 2009, Mortgage VI continued to meet the definition of a QSPE. However, as of December 1, 2009, Mortgage VI will no longer be a QSPE due to the adoption of newly issued GAAP as described in Note 2. When valuing the residual interest at November 30, 2009, it was anticipated that the loan held by Mortgage VI would remain in the QSPE through November 30, 2009. The discount rate utilized to discount (i) the monthly carry and (ii) the anticipated December 1, 2009, net disposition proceeds was, in each case, equal to the participant's lending rate. The fair value of the loan in Mortgage VI was estimated using a hypothetical whole loan sale at December 1, 2009, based on the forecasted yield curve and whole loan spreads. To minimize the volatility of earnings, the Company entered into an interest rate swap when the loan was originated, which was then novated to Mortgage VI. The fair value of the interest rate swap is estimated using the amount that the Company would realize if the swap was terminated at the expected sale date of the related loan taking into account expected swap interest rates and information obtained from counterparties and the Company's own current creditworthiness. In addition to the cash flows expected to be generated by the loan as noted above, the current assets and liabilities of the QSPE were considered when determining the residual interest fair value. At November 30, 2009, there was

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

6. CAPITAL MARKETS TRANSACTIONS (Continued)

$24,263,814 of additional cash collateral posted by Mortgage VI with the participant related to the loan and swap held by Mortgage VI in addition to the other assets and liabilities generated in the normal course of business.

        2008 Capital Market Transactions—At November 30, 2008, Mortgage VI was the only SPE which continued to meet the definition of a QSPE. When valuing the residual interest at November 30, 2008, it was anticipated that the loan held by Mortgage VI would remain in the QSPE through May 31, 2009. The discount rate utilized to discount (i) monthly carry and (ii) the anticipated May 31, 2009 net disposition proceeds was, in each case, equal to the participant's lending rate plus 100 basis points. This represents an extension of the estimated holding period between 2007 and 2008 resulting from changing market conditions and lack of liquidity in the current market. The fair value of the loan in Mortgage VI was estimated using a hypothetical whole loan sale at May 31, 2009, based on the forecasted yield curve and whole loan spreads. To minimize the volatility of earnings, the Company entered into an interest rate swap, which was then novated to the QSPE. The fair value of the interest rate swap is estimated using the amount that the Company would realize if the swap was terminated at the expected sale date of the related loan taking into account expected swap interest rates and information obtained from counterparties and the Company's own current creditworthiness. In addition to the cash flows expected to be generated by the loan as noted above, the current assets and liabilities of the QSPE were considered when determining the residual interest fair value. At November 30, 2008, there was $15,654,405 of additional cash collateral posted by Mortgage VI with the participants related to the loan and swap held by the QSPE in addition to the other assets and liabilities generated in the normal course of business of the QSPE. At November 30, 2008, the fair value of this residual interest held by CWF was $0. Gains or losses ultimately realized related to the Mortgage VI residual interest will be shared 20% by CWF and 80% by an affiliate of the Parent as described in Note 15.

        At November 30, 2008, it was believed that future changes in interest rates would have a minimal impact on the value of this residual interest due to the mitigating effect of the swap on the value of the loan.

        On May 23, 2008, Mortgage IV was restructured and on July 3, 2008, Mortgage I and Mortgage V were restructured in order to finance the assets held by these entities for an extended period. As a result of these restructurings, which required an increase in the guarantees and a modification to the governing documents, Mortgage I, Mortgage IV, and Mortgage V failed to meet the requirements of a QSPE on each of the respective restructure dates. This resulted in the loans being recombined on the financial statements of CWF. Also as a result of the restructuring, loans sold by the Company to Mortgage I, Mortgage IV, and Mortgage V failed the previous sales treatment. Due to the failure of sales treatment, loans held by Mortgage I, Mortgage IV, and Mortgage V and any related swaps held by these SPEs have been recorded on the financial statements of the Company at fair value on each of the respective restructure dates.

        Mortgage I, Mortgage IV, and Mortgage V are all considered VIEs. CWF is considered the primary beneficiary and accordingly, Mortgage IV was consolidated into CWF on May 23, 2008, Mortgage IV's "date of recognition" and Mortgage I and Mortgage V were consolidated into CWF on July 3, 2008, Mortgage I and Mortgage V's "date of recognition." As a result, the assets, liabilities,

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

6. CAPITAL MARKETS TRANSACTIONS (Continued)

interest income, interest expense, and other related expenses of Mortgage I, Mortgage IV, and Mortgage V earned since consolidation have been presented as a part of CWF's balance sheets and results of operations. CWF elected the fair value option at the date of recognition of Mortgage I, Mortgage IV and Mortgage V for the mortgage loans held for sale and associated debt.

        Under the Allocation Agreement (see Note 15), all related costs and benefits derived by CWF relative to the SPEs are allocated to the Company and recorded in 'allocation of expense from affiliate—net' in the statements of net loss.

        For Mortgage IV, the estimated fair value of the loans at November 30, 2008 was $120,068,592. For Mortgage I and Mortgage V, the estimated fair value of the loans at November 30, 2008 was $134,800,132 and $22,720,331, respectively. These assets are classified as 'mortgage loans held for sale' on the Company's balance sheets. The Company also records secured financings in amounts equal to the fair value of the loans on the SPEs, which are reflected in 'notes payable—related party' on the Company's balance sheets.

        The following noncash supplemental information summarizes the amounts that were recognized by the Company upon the consolidation of Mortgage I, Mortgage IV, and Mortgage V at their respective dates of recognition:

Accounts receivable—trade	$1,085,740
Mortgage loans held for sale	306,161,631
Notes payable—related party	(301,871,356)
Accounts payable	(1,085,740)
Interest rate swaps—at fair value	(1,439,284)

Allocation of expense from affiliates—net	$2,850,991

        The following provides quantitative information about components of transferred assets into QSPEs by the Company and cash activity between the QSPEs and CWF during each of the years ended November 30, 2009 and 2008:

	2009	2008
Principal amount of loans transferred to QSPEs	$—	$69,177,219
Proceeds from loans and derivatives sold	—	54,153,557
Cash received from QSPEs by CWF	—	4,110,478
Cash contributions to QSPEs from CWF	9,214,031	24,312,992
Servicing income earned on transferred loans	7,703	113,221
Gain (loss) on sale of loans transferred to QSPEs	—	(3,464,097)

7. ACQUISITIONS

        On June 30, 2009, the Company acquired substantially all of the assets and certain liabilities of a commercial real estate lender for $3,000,000. The transaction primarily consisted of the acquisition of servicing rights for a portfolio of loans with a current unpaid principal balance of approximately

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

7. ACQUISITIONS (Continued)

$799,600,000 and the hiring of a staff of eleven people. The purchase price was allocated as follows: $2,996,635 to the PMSRs, $3,364 to property and equipment, and $1 to goodwill.

8. JOINT VENTURE

        On August 31, 2009, the Company entered into a joint venture, ARA with a third party for the purposes of seeking opportunities to provide mortgage loans for market rate and affordable multifamily, senior, and student housing and manufactured housing. The Company owns 50% of ARA, which is accounted for under the equity method. For the year ended November 30, 2009, there was a loss from this investment of $20,693.

9. PROPERTY AND EQUIPMENT

        Major classes of property and equipment at November 30, 2009 and 2008, consist of the following:

	2009	2008
Furniture, fixtures and equipment	$2,624,879	$3,770,618
Leasehold improvements	1,443,244	1,493,934

	4,068,123	5,264,552
Less accumulated depreciation	(3,689,047)	(4,383,327)

Property and equipment—net	$379,076	$881,225

10. DERIVATIVES

        The Company accounts for its derivatives at fair value, and recognizes all derivatives as either assets or liabilities in its balance sheets.

        From time to time, the Company enters into certain transactions that are accounted for as derivatives. Please see Note 2 for details.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

10. DERIVATIVES (Continued)

        Fair Value Position of the Company's Derivatives—The following table displays the fair values of asset and liability derivatives as of November 30, 2009:

	Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS:
Risk management derivatives:
Rate locks	Rate lock agreements	$1,539,238	Rate lock agreements	$—
Interest rate swaps	Interest rate swaps	—	Interest rate swaps	4,087,041
Interest rate caps	Other assets	14,475	Accrued expenses and other liabilities	—

Total risk management derivatives		1,553,713		4,087,041

Mortgage commitment derivatives:
Commitments to sell Ginnie Mae securities	Commitments to sell securities	—	Commitments to sell securities	755,606
Commitments to sell Fannie Mae MBS	Commitments to sell securities	—	Commitments to sell securities	180,829

Total mortgage commitment derivatives		—		936,435

Total derivatives not designated as hedging instruments		$1,553,713		$5,023,476

        The following table displays the outstanding notional balances and the estimated fair value of our derivative instruments as of November 30, 2009.

	Notional Amount	Fair Value
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	$116,076,700	$1,539,238
Interest rate swaps	28,181,000	(4,087,041)
Interest rate caps	95,050,000	14,475

Total risk management derivatives	239,307,700	(2,533,328)

Mortgage commitment derivatives:
Commitments to sell Ginnie Mae securities	83,980,300	(755,606)
Commitments to sell Fannie Mae MBS	10,167,000	(180,829)

Total mortgage commitment derivatives	94,147,300	(936,435)

Total derivatives not designated as hedging instruments	$333,455,000	$(3,469,763)

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

10. DERIVATIVES (Continued)

        The following table displays, by type of derivative instrument, the fair value gains and losses on our derivatives for the year ended November 30, 2009:

	Fair Values of Derivative Instruments Asset Derivatives
	Location of Gain (Loss) Recognized in Income on Derivative	Amount of Gain (Loss) Recognized in Income on Derivative
Derivatives not designated as hedging instruments:
Risk management derivatives:
Rate locks	Gain on sale of mortgages—net and derivative income	$(1,709,358)
Interest rate swaps	Gain on sale of mortgages—net and derivative income	(115,498)
Interest rate swaps	Allocation of expenses from affiliates—net	117,059
Interest rate caps	Gain on sale of mortgages—net and derivative income	—

Total risk management derivatives		(1,707,797)
Mortgage commitment derivatives—commitments to sell Ginnie Mae securities and Fannie Mae MBS	Gain on sale of mortgages—net and derivative income	1,563,800

Total derivative fair value gains (losses)—net		$(143,997)

Volume and Activity of the Company's Derivatives

        Risk Management Derivatives—The following table displays, by derivative instrument type, the Company's risk management derivative activity for the year ended November 30, 2009:

	Rate Locks	Interest Rate Swaps	Interest Rate Caps
Notional balance as of December 1, 2008	$50,186,800	$981,000	$468,679,053
Additions	663,807,700	27,200,000	50,850,000
Terminations	(597,917,800)	—	(424,479,053)

Notional balance as of November 30, 2009	$116,076,700	$28,181,000	$95,050,000

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

10. DERIVATIVES (Continued)

        Mortgage Commitment Derivatives—The following table displays, by commitment type, the Company's mortgage commitment derivative activity for the year ended November 30, 2009:

	Commitments to Sell Ginnie Mae Securities	Commitments to Sell Fannie Mae MBS	Total
Notional balance as of December 1, 2008	$27,718,800	$—	$27,718,800
Mortgage related securities:
Open commitments	410,418,000	416,367,000	826,785,000
Settled commitments	(354,156,500)	(406,200,000)	(760,356,500)

Notional balance as of November 30, 2009	$83,980,300	$10,167,000	$94,147,300

        Derivatives Counterparties and Credit Exposure—Certain derivative instruments contain provisions that require the Company to either post additional collateral or immediately settle any outstanding liability balances upon the occurrence of a specified credit risk related event, as defined by the existing derivative contracts. The fair value of all derivative instruments with credit risk related contingent features that are in a liability position at November 30, 2009, is $4,087,041. The Company and its affiliates have posted $3,876,384 as collateral for this exposure in the normal course of business as of November 30, 2009. Each change could trigger additional collateral requirements for the Company and its affiliates. If the credit risk related contingent features underlying these agreements were triggered on November 30, 2009, the Company or its affiliates would be required to post an additional $210,657 of collateral to its counterparties.

        The counterparty risk associated with a derivative transaction is that a counterparty will default on payments due to the Company. If there is a default, the Company may have to acquire a replacement derivative from a different counterparty at a higher cost or may be unable to find a suitable replacement. The Company's derivative credit exposure relates principally to interest rate derivative contracts. Typically, the Company seeks to manage these exposures by contracting with experienced counterparties that are rated A- (or its equivalent) or better. These counterparties consist of large banks, broker-dealers, and other financial institutions that have a significant presence in the derivatives market, most of which are based in the United States.

        The Company is exposed to credit risk in the event of nonperformance by the counterparties to certain derivatives; however, the Company monitors the performance of the counterparties and currently does not anticipate nonperformance by any of these counterparties.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

11. NOTES PAYABLE AND NOTES PAYABLE—RELATED PARTY

        Notes payable and notes payable—related party at November 30, 2009 and 2008, consist of the following:

	2009	2008
First mortgage warehousing demand line of credit, bearing interest at a variable rate of 2.98% and 2.44% at November 30, 2009 and 2008, respectively	$57,030,452	$7,395,526
Second mortgage warehousing demand line of credit, bearing interest at a variable rate of 1.33% and 2.14% at November 30, 2009 and 2008, respectively	—	11,042,079
Third mortgage warehousing demand line of credit	—	NA
Multiple advance line of credit, bearing interest at a variable rate of 4.23% and 3.44% at November 30, 2009 and 2008, respectively	2,137,500	—
Loan acquisition line of credit, at November 30, 2009 and 2008	—	—

Total notes payable	$59,167,952	$18,437,605

Second secured financing bearing interest at a variable rate of 2.13% and 5.08% at November 30, 2009 and 2008(1)(2), respectively	$108,921,768	$134,800,132
Third secured financing bearing interest at a variable rate of 1.44% and 3.60% at November 30, 2009 and 2008(1)(2), respectively	103,077,797	120,068,592
Fourth secured financing bearing interest at a variable rate of 1.23% and 5.26% at November 30, 2009 and 2008(1)(2), respectively	16,272,744	22,720,331

Total notes payable—related party	$228,272,309	$277,589,055

(1)
Represents the portion of loans that failed sales treatment. See Note 6 for further discussion.

(2)
Amounts carried at fair value as a result of electing the fair value option.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

11. NOTES PAYABLE AND NOTES PAYABLE—RELATED PARTY (Continued)

  •
  The first mortgage warehousing demand line of credit is $175,000,000 and carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund temporary advances under various mortgage programs. The line initially had a commitment of $125,000,000 and was temporarily increased to $175,000,000 from April 29, 2008 through June 5, 2008, and to $225,000,000 from June 27, 2008 to September 25, 2008. The mortgage warehousing line of credit matured on June 29, 2009, and was extended through July 31, 2009, and then through June 28, 2010, at a commitment of $125,000,000. On October 6, 2009, the commitment was permanently increased to $175,000,000. At November 30, 2009 and 2008, the unused portion of the line of credit was $117,969,548 and $117,604,474, respectively.

  •
  The second mortgage warehousing demand line of credit was entered into on May 16, 2008 and was originally $150,000,000. On June 3, 2009, this line was increased to $175,000,000. This line carries variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line is available to fund temporary advances under a certain mortgage program. There is no stated maturity date under the lending agreement. At November 30, 2009 and 2008, the unused portion of the line of credit was $175,000,000 and $138,957,921, respectively.

  •
  The third mortgage warehousing demand line of credit is $30,000,000 and was entered into on November 17, 2009. This line's interest rate is LIBOR plus a spread based on the product as defined in the line of credit agreement. The mortgage warehousing line is available to fund temporary advances under various mortgage programs. The line stated maturity date is November 17, 2011 under the lending agreement. At November 30, 2009, unused portion of the line of credit was $30,000,000.

  •
  The Company also had a temporary mortgage warehousing demand line of credit for $130,000,000 which was entered into on July 15, 2009. This line carried variable interest rate options, as defined in the line of credit agreement. The mortgage warehousing line was available to fund the temporary advance under a specific mortgage loan. The line matured on July 23, 2009.

  •
  The multiple advance line of credit is $17,137,500 at November 30, 2009, and was $15,000,000 at November 30, 2008, which is available for principal and interest advances, working capital advances, and servicing rights purchase advances. Each specific type is subject to an individual sub-limit up to the total committed line availability (principal and interest advances of $7,500,000, working capital advances of $7,500,000, and servicing rights purchase advances of $2,137,500. The servicing rights purchase advances sublimit was initially $2,250,000, but the sublimit reduces quarterly by $112,500 over five years until the sublimit is eliminated). The line is secured by a pledge of the servicing agreements held by the Company, except that the pledge related to the Fannie Mae, Freddie Mac, and Ginnie Mae servicing agreements is junior and subordinate to the rights of Fannie Mae, Freddie Mac, and Ginnie Mae. The line of credit agreement provides for variable interest rate options to be elected by the Company at the dates of the borrowings. The multiple advance line of credit matured on March 31, 2009, but was extended through June 29, 2009, then through July 31, 2009, and then through June 28, 2010. At November 30, 2009 and 2008, the unused portion of the line of credit was $15,000,000.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

11. NOTES PAYABLE AND NOTES PAYABLE—RELATED PARTY (Continued)

  •
  The loan acquisition line of credit carries variable interest rate options as defined in the line of credit agreement. There is no stated maturity date or limitation on commitments under the lending agreement. Advances made under this line of credit are collateralized by specific loans held by the Company.

  •
  The second, third and fourth secured financings relate to debt of the SPEs that failed sales treatment and were recorded as secured financings (see Note 6). The first secured financing expired when the second, third and fourth secured financings were recorded.

12. EMPLOYEE BENEFIT PLAN AND OTHER EMPLOYEE TRANSACTIONS

        The Company sponsors an employee tax-deferred 401(k) plan under which individual employee contributions to the plan are matched by the Company subject to terms of the plan. Amounts contributed by the Company for the years ended November 30, 2009 and 2008, were $249,554 and $335,549, respectively, which are included in 'compensation expense' on the statements of net loss. Amounts contributed by the Company are subject to vesting and forfeiture, and may be returned to the Company upon termination of employment of the employee to the extent not vested.

        The Company has other receivables from officers and employees of $185,000 and $134,514 as of November 30, 2009 and 2008, respectively.

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION

        Fair Value Measurements—Fair value measurements reflect assumptions market participants would use in pricing an asset or liability. The use of "block discounts" for large holdings of unrestricted financial instruments are prohibited where quoted prices are readily and regularly available in an active market and requires a company to consider its creditworthiness when valuing derivatives and other liabilities recorded at fair value.

        The provisions of Topic 820 are applied prospectively with changes recorded in current earnings, except changes in fair value measurements that result from the initial application to certain existing financial instruments. The Company did not hold any of these instruments; therefore, no cumulative effect adjustment was recorded.

        Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market, or if none exists, the most advantageous market, for the specific asset or liability at the measurement date ("exit price"). The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value is as follows:

  Level 1—Quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

  Level 2—Inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

  Level 3—Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable.

        A financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

        Determination of Fair Value—In determining fair value, the Company uses market prices of the same or similar instruments whenever such prices are available, even in situations where trading volume may be low when compared with prior periods. A fair value measurement assumes that an asset or liability is exchanged in an orderly transaction between market participants; and accordingly, fair value is not determined based upon a forced liquidation or distressed sale. Where possible, the Company estimates fair value using other market observable data. Where the market price of the same or similar instruments is not available, the valuation of financial instruments becomes more subjective and involves a high degree of judgment. The following sections describe the valuation methodologies used by the Company to measure classes of financial instruments at fair value and specify the level in the fair value hierarchy where various financial instruments are generally classified. Valuation models, significant inputs to those models and any significant assumptions are included where appropriate.

        Cash and Cash Equivalents—Carrying amount approximates fair value due to the short term nature of the instruments.

        Restricted Cash—Carrying amount approximates fair value due to the short term nature of the instruments.

        Accounts Receivable—Carrying amount approximates fair value due to the short term nature of the instruments.

Mortgage Loans Held for Sale

  •
  LOCOFV Assets—Fair value of mortgage loans held for sale for which fair value accounting was not elected was determined using management's judgment based on the intended exit strategy for the mortgage loans, including whole loan sales. These loans are generally held for short periods of time, usually less than 30 days, and are usually 'presold.' The Company obtained fair values using available market information and/or valuation methodologies and record any impairment through the statements of net loss. These mortgage loans held for sale are included within Level 3 of the fair value hierarchy.

  •
  Assets at Fair Value—For certain loans, the Company has elected the fair value option. The fair value for these loans was determined by using management's judgment and a model where the significant inputs are the value of the underlying collateral, spread, and duration. The value of the underlying collateral was determined using a discounted cash flow analysis. Spread was determined through evaluating the loan to value of the underlying collateral and applying calibrated observable spreads to the Company's portfolio. These mortgage loans held for sale are included within Level 3 of the fair value hierarchy.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        MSRs—Fair value of MSRs was determined using management's judgment as well as information from a third party service provider and using a loan level discounted static cash flow analysis based on current market assumptions commonly used by buyers of these types of commercial/multifamily servicing, which are derived from prevailing conditions in the secondary servicing market. The MSRs are included within Level 3 of the fair value hierarchy.

        Derivatives—The Company's derivatives are not listed on an exchange. As no quoted market prices exist for such instruments, derivatives are valued using internal valuation techniques using observable data. Valuation techniques and inputs to internally developed models depend on the type of derivative and the nature of the underlying rate, price, or index upon which the derivative's value is based. Key inputs can include duration and index rate. Where model inputs can be observed in a liquid market and the model does not require significant judgment, such derivatives are typically classified within Level 2 of the fair value hierarchy. When instruments are traded in less liquid markets and significant inputs are unobservable, such derivatives are classified within Level 3. Additionally, significant judgments are required when classifying financial instruments within the fair value hierarchy, particularly between Levels 2 and 3, as is the case for certain derivatives. The following provides additional information about specific derivative instruments:

  •
  The fair value of rate locks was determined by reviewing the index yield change from the date the loan was locked to year end. The pull-through rate for rate locks was not material to the valuation. Rate locks are included within Level 2 of the fair value hierarchy.

  •
  The fair value of interest rate caps was determined by duration and index. Interest rate caps are included within Level 2 of the fair value hierarchy.

  •
  The fair value of interest rate swaps was determined by estimating the amount that the Company would have realized or paid if the Company had terminated the agreement at the financial statement date, with such estimation based on the value obtained from Bloomberg, an industry standard vendor service for pricing financial instruments, including interest rate swaps. For each swap, the key input variables to Bloomberg are notional amount, fixed rate, effective date, maturity date, and floating rate convention (i.e., one month LIBOR vs. three month LIBOR). Interest rate swaps are included within Level 2 of the fair value hierarchy.

  •
  The fair value of commitments to sell securities was determined by reviewing the index yield change from the time the sale commitment was entered into to the date of the financial statements. Commitments to sell securities are included within Level 2 of the fair value hierarchy.

        Notes Payable—Fair value of debt was determined based on information observable in the market calibrated to the specific instrument through management judgment and management's estimate of the value of the underlying collateral. It is classified within Level 3 of the fair value hierarchy.

        Notes Payable—Related Party—Fair value of the secured financings was determined using management's judgment based on the related mortgage loans held for sale that secure the notes payable—related party. They are classified within Level 3 of the fair value hierarchy.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Commitments to Sell Loans—The fair value of commitments to sell loans was determined by reviewing the market change in the interest rates from the date the loan was locked to year end. Commitments to sell loans are included within Level 2 of the fair value hierarchy.

        The estimated fair values of the Company's financial instruments at November 30, 2009 and 2008, are as follows:

	2009		2008
	Book Value	Fair Value	Book Value	Fair Value
Cash and cash equivalents	$12,240,106	$12,240,106	$27,920,231	$27,920,231
Restricted cash	2,160,978	2,160,978	2,160,978	2,160,978
Accounts receivable—trade	1,505,341	1,505,341	2,109,604	2,109,604
Mortgage loans held for sale	285,322,051	285,322,051	296,530,428	296,530,428
Mortgage servicing rights	61,621,952	76,720,850	54,675,888	62,142,102
Rate lock agreements	1,539,238	1,539,238	3,248,596	3,248,596
Interest rate caps	—	—	8,353	8,353
Notes payable	(59,167,952)	(59,167,952)	(18,437,605)	(18,437,605)
Notes payable—related party	(228,272,309)	(228,272,309)	(277,589,055)	(277,589,055)
Interest rate swaps	(4,087,041)	(4,087,041)	(215,425)	(215,425)
Commitments to sell securities	(936,435)	(936,435)	(951,027)	(951,027)
Commitments to sell loans	(802,095)	(802,095)	(2,351,303)	(2,351,303)
Cap valuation	—	—	(8,353)	(8,353)

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Items Measured at Fair Value on a Recurring Basis—The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis at November 30, 2009 and 2008, for each of the fair value hierarchy levels.

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3	Total
For the Year Ended November 30, 2009
Assets:
Mortgage loans held for sale carried at fair value	$—	$—	$228,272,309	$228,272,309
Rate lock agreements	—	1,539,238	—	1,539,238
Interest rate caps	—	—	—	—

Total assets—at fair value	$—	$1,539,238	$228,272,309	$229,811,547

Liabilities:
Notes payable—related party	$—	$—	$228,272,309	$228,272,309
Interest rate swaps	—	4,087,041	—	4,087,041
Commitments to sell securities	—	936,435	—	936,435
Commitments to sell loans	—	802,095	—	802,095

Total liabilities—at fair value	$—	$5,825,571	$228,272,309	$234,097,880

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Other Unobservable Inputs Level 3	Total
For the Year Ended November 30, 2008
Assets:
Mortgage loans held for sale carried at fair value	$—	$—	$277,589,055	$277,589,055
Rate lock agreements	—	3,248,596	—	3,248,596
Interest rate caps	—	8,353	—	8,353

Total assets—at fair value	$—	$3,256,949	$277,589,055	$280,846,004

Liabilities:
Notes payable—related party	$—	$—	$277,589,055	$277,589,055
Interest rate swaps	—	215,425	—	215,425
Commitments to sell securities	—	951,027	—	951,027
Commitments to sell loans	—	2,351,303	—	2,351,303

Total liabilities—at fair value	$—	$3,517,755	$277,589,055	$281,106,810

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Level 3 Items Measured at Fair Value on a Recurring Basis—The determination to classify a financial instrument within Level 3 of the fair value hierarchy is based on the significance of the unobservable inputs to the overall fair value measurement. However, in addition to unobservable inputs, the valuation of Level 3 instruments typically includes observable inputs as well. Thus, the gains and losses reflected in the rollforward of balances in the tables on the following pages include changes in fair value that are due at least partially to observable factors that are part of the valuation methodology. Additionally, the Company uses derivatives classified within Level 2 of the fair value hierarchy to manage certain risk characteristics of Level 3 financial instruments. Because Level 2 instruments are not included in this discussion or in the rollforward, gains and losses may appear to reflect a certain degree of volatility when presented exclusive of related Level 2 derivatives that may be used to offset risk in Level 3 instruments.

        The following table presents the changes in the Level 3 assets and liabilities for the year ended November 30, 2009 and 2008:

	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Purchases, Issuances, and Settlements—Net	Transfers In/Out of Level 3	Ending Balance	Change in Unrealized (Losses) Gains Relating to Instruments Still Held at Reporting Date
For the Year Ended November 30, 2009
Assets—mortgage loans held for sale carried at fair value	$277,589,055	$(62,766,797)	$—	$13,450,051	$—	$228,272,309	$(62,766,797)
Liabilities—notes payable—related party	(277,589,055)	62,766,797	—	(13,450,051)	—	(228,272,309)	62,766,797
For the Year Ended November 30, 2008
Assets:
Mortgage loans held for sale carried at fair value	$—	$(34,425,943)	$—	$312,014,998	$—	$277,589,055	$(34,425,943)
Investments in interest-only securities	592,800	460,415	(629,382)	(423,833)	—	—	—
Liabilities—notes payable—related party	(42,953,084)	30,638,239	—	(265,274,210)	—	(277,589,055)	34,425,943

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Gains and losses (realized and unrealized) included in the Company's statements of net loss for the years ended November 30, 2009 and 2008, for Level 3 assets and liabilities reported in the Company's balance sheets at fair value are presented in the table as follows:

	Interest Income (Expense)	Other Income	Allocation of Expense From Affiliates	Fair Value Losses—Net
For the Year Ended November 30, 2009
Total gains or losses included in earnings for the year ended November 30, 2009	$—	$—	$—	$—
Change in unrealized gains or losses related to assets still held at November 30, 2009	—	—	—	—
For the Year Ended November 30, 2008
Total gains or losses included in earnings for the year ended November 30, 2008	$(25,899)	$486,314	$3,787,704	$—
Change in unrealized gains or losses related to assets still held at November 30, 2008	—	—	—	—

        Items Measured at Fair Value on a Nonrecurring Basis—Certain assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value measurement in certain circumstances, for example, when there is evidence of impairment. These instruments are measured at fair value on a nonrecurring basis and include assets such as mortgage loans held for sale that have been deemed impaired.

        There were no financial instruments held on the balance sheet at November 30, 2008, by level within the fair value hierarchy for which a nonrecurring change in fair value was recorded during the year ended November 30, 2008. Mortgage loans held for sale with a carrying amount of $562,750 were written down to their fair value of $442,463, resulting in a loss of $120,287, which is included in earnings for the year ended November 30, 2009. Because certain items, such as MSRs, are not measured at fair value on a recurring basis, certain carrying amounts may no longer represent the fair value at November 30, 2009 and 2008. The following table presents financial instruments measured at fair value on a nonrecurring basis at November 30, 2009 and 2008:

	Quoted Prices in Active Markets for Identical Assets Level I	Significant Other Observable Inputs Level 2	Significant Other Observable Inputs Level 3	Total	Total Gains (Losses)
For the Year Ended November 30, 2009
Assets—mortgage loans held for sale	$—	$—	$442,463	$442,463	$(120,287)
For the Year Ended November 30, 2008
Assets—mortgage loans held for sale	$—	$—	$562,750	$562,750	$—

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

        Fair Value Option—Companies may make an irrevocable election to carry certain financial instruments at fair value with corresponding changes in fair value reported in the results of operations. The election to carry an instrument at fair value is made at the individual contract level and can be made only at origination or inception of the instrument, or upon the occurrence of an event that results in a new basis of accounting.

        On December 1, 2007, loan sale commitments for fixed rate loans entered into after the election date were elected to be carried at fair value with corresponding changes in fair value reported in the results of operations. As these loan sale commitments were not considered derivatives prior to adoption and were not recorded on the financial statements, no transition adjustment was required. This election was intended to decrease earnings volatility and to match the related rate lock.

        During the year ended November 30, 2008, the Company elected fair value for certain newly reacquired mortgage loans held for sale that the Company had originated and sold into QSPEs, as well as the warehouse debt related to those mortgage loans held for sale. These elections were made to decrease earnings volatility and match the loan with the related debt. See Note 6 and Note 11 for additional information on these transactions.

        The following table presents gains and losses due to changes in fair value for items measured at fair value pursuant to election of the fair value option for the years ended November 30, 2009 and 2008:

	Fair Value Losses—Net	Gain on Sale of Mortgages—Net and Derivative Income	Total
For the Year Ended November 30, 2009
Loan sale commitments	$—	$1,549,208	$1,549,208
Mortgage loans held for sale carried at fair value	(62,766,797)	—	(62,766,797)
Note payable—related party	62,766,797	—	62,766,797
For the Year Ended November 30, 2008
Loan sale commitments	$—	$(2,351,303)	$(2,351,303)
Mortgage loans held for sale carried at fair value	(70,346,704)	—	(70,346,704)
Note payable—related party	70,346,704	—	70,346,704

        The above amounts do not include interest and dividends earned during the period. Such interest and dividends are recorded in interest income or interest expense on an accrual basis. Additionally, amounts do not reflect associated derivatives.

        For the year ended November 30, 2009, the estimated change in fair value of mortgage loans held for sale and related master participation agreement and related loan and security agreement for which the fair value was elected that was attributable to changes in instrument-specific risk was a loss of $11,476,620.

        For the year ended November 30, 2008, there was no estimated change in fair value of mortgage loans held for sale and related secured financing for which the fair value option was elected that was

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

13. FAIR VALUE MEASUREMENTS AND FAIR VALUE OPTION (Continued)

attributable to changes in instrument-specific credit risk. The total gain (loss) is derived by subtracting the mortgage loan's current fair value from the fair value of the prior period, adjusting for principal pay downs (the "Total Fair Value Change"). The Total Fair Value Change is then allocated between instrument-specific and market-specific credit risk. To determine the instrument-specific credit risk, the Company compares the underlying property-level valuation change from the current marking period to the prior marking period. The absolute property-level change is used to determine the instrument-specific credit risk. The market-specific credit risk is calculated by subtracting the instrument-specific credit risk from the Total Fair Value Change.

        As of November 30, 2009, the aggregate fair value of mortgage loans held for sale for which the fair value option was elected was $133,113,499, less than the aggregate unpaid contractual principal amount. There are seven loans with a remaining unpaid principal balance of $50,494,395 that are 90 days or more past due. The Company has estimated their fair value at $7,386,181 as of November 30, 2009, and has fully reserved against interest due on the loans.

        As of November 30, 2008, the aggregate fair value of mortgage loans held for sale for which the fair value option was elected was $70,346,704, less than the aggregate unpaid contractual principal amount. There was one loan with a remaining unpaid principal balance of $794,512 that was 90 days or more past due. The Company has estimated its fair value at $0 as of November 30, 2008, and has fully reserved against any interest due on the loan.

14. COMMITMENTS AND CONTINGENCIES

        Legal Contingencies—At November 30, 2009 and 2008, there were no legal contingencies that require disclosure in the financial statements or the recording of a liability.

        Commitments to Lend—At November 30, 2009 and 2008, the Company had commitments to originate mortgage loans in the normal course of business for $157,221,621 and $70,778,211, respectively. These commitments are either covered under commitments from HUD, Ginnie Mae, Freddie Mac, Fannie Mae for commercial mortgage loans or are future advances on HUD/Ginnie Mae construction loans or structured floating rate loans. In addition, the Company has commitments from investors to purchase certain of these mortgage loans and mortgage-backed securities in the amount of $214,252,072 and $89,173,738 for 2009 and 2008, respectively. The prices at which certain of these loans and securities will be sold had not been determined at November 30, 2009.

        Loan Loss Reserves—At November 30, 2009 and 2008, the Company had certain obligations with respect to mortgage loans originated:

	2009	2008
Outstanding principal balances	$11,431,944,536	$9,820,887,619
Principal outstanding on nonrecourse loans	9,748,959,328	8,527,788,837

Principal outstanding subject to risk sharing	$1,682,985,208	$1,293,098,782

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

14. COMMITMENTS AND CONTINGENCIES (Continued)

        The Company assumes a risk generally not to exceed 20% of the principal balances with respect to certain Fannie Mae loans and generally not to exceed 8% with respect to Freddie Mac affordable loans. At November 30, 2009 and 2008, the Company has recorded a liability of $2,898,565 and $1,293,109, respectively, as a reserve under these loss-sharing arrangements recorded in 'accrued expenses and other liabilities' in the balance sheets.

        Pursuant to various compliance requirements, the Company is required to maintain capital resources based on the total outstanding unpaid principal balances of mortgages issued and serviced. The most restrictive of these minimum net worth requirements is that of the Fannie Mae Delegated Underwriting and Servicing ("DUS") program which required the Company to maintain minimum net worth of approximately $15.1 million and $13.1 million at November 30, 2009 and 2008, respectively. At November 30, 2009 and 2008, the Company had net worth, computed in accordance with the Fannie Mae DUS program requirements of $64,510,346 and $65,870,094, respectively. If the Company was required to comply only with the minimum required net worth requirements as a HUD Title II Nonsupervised Mortgagee, the Company would be required to maintain $4,185,040 and $3,798,068 of net worth for November 30, 2009 and 2008, respectively.

        Restricted Cash—At November 30, 2009, the Company had restricted cash of $2,000,000 at a bank, which is collateral for a $4,000,000 letter of credit supporting its Fannie Mae Lender Reserve pursuant to the Loss Sharing Obligation with Fannie Mae.

        Also at November 30, 2009, the Company had $160,978 in cash collateral posted related to swaps entered into with a financial institution in order to protect against interest rate movements in relation to two fixed rate B-notes held by the Company.

        Lease Commitments—The Company leases office space under operating leases. Future minimum lease commitments under these leases at November 30, 2009, are as follows:

Years Ending November 30	Amount
2010	$2,265,601
2011	1,490,143
2012	765,564
2013	375,040
2014	385,353
Thereafter	496,965

Total	$5,778,666

        Rent expense for the years ended November 30, 2009 and 2008, was $1,737,099 and $2,125,323, respectively.

        Loan Closing Costs on Deposit—At November 30, 2009 and 2008, the Company held deposits amounting to $2,002,979 and $2,259,557, respectively. These amounts are included in the Company's cash balance as the deposit can be used to fund costs incurred by the Company during the course of underwriting and closing a loan.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

14. COMMITMENTS AND CONTINGENCIES (Continued)

        Representations and Warranties on Sales of Loans—The Company, in the ordinary course of business, issues certain representations and warranties in connection with the sale of mortgages. Such representations and warranties relate to the quality and condition of the documentation supporting each loan at the point of sale and not to recourse provisions, if any, of the mortgages' sale agreement. The Company has evaluated the fair value of these representations and warranties and has determined that the liability is immaterial to the financial statements.

15. ALLOCATION AGREEMENT

        The Company has an allocation agreement with CWF related to the loans that the Company originates and sells to the QSPEs as well as for the assets and liabilities recombined in CWF's financial statements in connection with the SPEs that failed to meet QSPE status as described in Note 6. While CWF owns 100% of the equity of the QSPEs and SPEs, and therefore owns the residual interest in the QSPEs and the SPEs assets and liabilities, the changes in the fair value of the investment in residual interests and of the fair value of the SPEs assets and liabilities are based on the changes in value of the underlying loans which were originated and sold by the Company. Therefore, the Company has agreed that all changes related to the fair value for the SPEs and QSPEs will be reflected in the Company's statements of net loss. Additionally, CWF entered into certain total rate of return swap ("TRS") transactions to mitigate the risk of the eventual securitization of assets sold by the Company to the QSPEs. All income and expense related to the TRS is reflected in the Company's statements of net loss. Also all fees, costs and reimbursements under the reimbursement agreements between CDP and CWF are reported through the Company's statements of net loss. The intent of the agreement is to recognize the costs and revenues related to loans originated by the Company in statements of net loss.

        The amounts reflected in 'allocation of expense from affiliates—net' are as follows:

	2009	2008
Total rate of return swap (income) loss—net	$—	$375,933
Guarantee fee	233,029	882,867
Other QSPE- and SPE-related expenses	(5,462,870)	892,743
Change in fair value of assets and liabilities	64,458,633	43,897,419
Reimbursements from CDP	(37,804,318)	(41,975,447)

Allocation of expenses from affiliates—net	$21,424,474	$4,073,515

        Additionally, CWF and CDP have agreed to share certain losses related to loans held by the SPEs and QSPEs owned by CWF as more fully described in Note 6. CWF and CDP agreed to modify the terms of the reimbursement agreement effective July 1, 2008, and these amended terms are reflected in the Company's November 30, 2009 financial statements. The new agreement sets forth the manner in which profits and losses are to be shared for the assets remaining in the SPE and QSPE entities. All profits and losses related to the loans will be shared 80% by an affiliate of CDP and 20% by CWF. Any cash contributions required by the SPEs and QSPEs to fund shortfalls will be contributed in the same ratio.

CWCAPITAL LLC

(A Wholly Owned Subsidiary of CW Financial Services LLC)

NOTES TO FINANCIAL STATEMENTS (Continued)

AS OF AND FOR THE YEARS ENDED NOVEMBER 30, 2009 AND 2008

16. RELATED PARTY TRANSACTIONS

        The Company had accounts receivable outstanding with CDP and its affiliates of $9,639 and $98,808 as of November 30, 2009 and 2008, respectively. This represents miscellaneous charges due to the Company.

        The Company had accounts receivable outstanding with ARA of $3,065 as of November 30, 2009. This represents fees for accounting services provided by the Company.

        At November 30, 2009 and 2008, the Company had a noninterest bearing receivable due from Parent of $3,519,250 and a payable due to Parent of $13,820,874, respectively, which is primarily composed of amounts due under the allocation agreement described in Note 15.

        During 2009 and 2008, the Company deemed $21,500,000 and $34,383,276, respectively, of amounts previously borrowed from the Parent and recorded as 'due to Parent' as contributions from Member.

        The Company shares office facilities and personnel with the Parent and other subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

        If the Company operated as an unaffiliated entity, the results of operations could be different.

        Amounts earned from or paid to the Company's affiliates for the year ended November 30, 2009, are as follows:

Servicing fees	$570,614
Finance fees—ARA	621,687
Accounting fees—ARA	16,044
Interest income	81,811
Interest expense	(365,645)

Total	$924,511

17. SUBSEQUENT EVENTS

        Management has not identified any subsequent events requiring financial statement disclosure as of February 23, 2010, the date these financial statements were available for issuance.

******

Annex A

EXECUTION VERSION

PURCHASE AGREEMENT,
BY AND AMONG
WALKER & DUNLOP, INC.,
WALKER & DUNLOP, LLC,
CW FINANCIAL SERVICES LLC
AND
CWCAPITAL LLC

JUNE 7, 2012

i

ii

iii

PURCHASE AGREEMENT

        THIS PURCHASE AGREEMENT (this "Agreement"), is dated as of June 7, 2012, by and among Walker & Dunlop, Inc., a Maryland corporation ("Parent"), Walker & Dunlop, LLC, a Delaware limited liability company (the "Purchaser"), CW Financial Services LLC, a Delaware limited liability company (the "Seller"), and CWCapital LLC, a Massachusetts limited liability company (the "Company"). Each of Parent, the Purchaser, the Seller and the Company are sometimes referred to herein individually as a "Party," and collectively as the "Parties."

RECITALS

        A.    The Seller owns all of the outstanding limited liability company interests in the Company (the "Company Interests").

        B.    The Purchaser is an indirect wholly-owned subsidiary of Parent. The Purchaser desires to purchase from the Seller, and the Seller desires to sell to the Purchaser, the Company Interests on the terms and subject to the conditions set forth in this Agreement.

        C.    In order to induce the Parties to enter into this Agreement and to cause the transactions contemplated by this Agreement to be consummated, on the Closing Date, each of Parent and the Seller will execute a Closing Agreement in the form attached as Exhibit A hereto (the "Closing Agreement") and each of the Seller and the Company will execute a Transition Services Agreement in the form attached as Exhibit B hereto (the "Transition Services Agreement").

        D.    In order to induce the Parties to enter into this Agreement and to cause the transactions contemplated by this Agreement to be consummated, (i) concurrently with execution of this Agreement, Seller, Parent, the Purchaser and certain stockholders of Parent are executing Voting Agreements attached as Exhibit C hereto (the "Voting Agreements"), and (ii) on the Closing Date, Seller and Parent will execute a Registration Rights Agreement in the form attached as Exhibit D hereto (the "Registration Rights Agreement").

        E.    The Parties desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated by this Agreement and also to prescribe certain conditions to such transactions.

AGREEMENT

        In consideration of the mutual covenants of the Parties as hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties hereby agree as follows:

ARTICLE 1
DEFINITIONS

        In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the meanings specified in this Article 1.

        "Accounting Firm" means an accounting firm of national reputation mutually satisfactory to the Purchaser and the Seller. In the event that the Purchaser and the Seller cannot agree on such a mutually acceptable accounting firm, then the Purchaser's and the Seller's regular outside accounting firms shall jointly select an Accounting Firm.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding anything to the contrary contained herein, (i) the term "Affiliate" with respect to the Company or the Seller (or any of its Subsidiaries) shall not include (A) funds or accounts managed by Fortress Investment Group LLC or any of its Affiliates and

(B) portfolio companies of or investments of any such funds other than Galaxy PEF Holdings LLC and Galaxy CF Holdings LLC and their respective Subsidiaries, and (ii) the term "Affiliate" with respect to Parent and the Purchaser shall not include funds managed by Walker & Dunlop Balanced Real Estate Fund I GP, LLC or Walker & Dunlop Real Estate Opportunity Fund I Manager, LLC or any of such funds' respective Subsidiaries.

        "Affiliate Transaction" means any Contract between the Company, on the one hand, and (a) any present or former officer, director or member of the Company, (b) with respect to the Seller, any funds managed by Fortress Investment Group LLC or any of its Affiliates and portfolio companies or investments of any such funds, or (c) to the Company's Knowledge, any family member thereof or any trust for the benefit of any such Person, any family members thereof or any entity in which any officer, director, manager employee, member or stockholder of the Company or any family member thereof is an owner of more than 10% of the voting equity securities of such entity (other than a public company), on the other hand.

        "Affiliated Group" means an affiliated group as defined in Section 1504 of the Code (or analogous combined, consolidated or unitary group defined under state, local or foreign Income Tax Law).

        "Agency" means a government-sponsored secondary mortgage market enterprise or Governmental Authority acquiring, owning or guaranteeing mortgage loans, including for purposes of this Agreement, Fannie Mae, Freddie Mac, the Government National Mortgage Association, the Department of Housing and Urban Development of the United States of America ("HUD") and the Federal Housing Administration of HUD.

        "Agreement" has the meaning set forth in the preamble.

        "Allocation Schedule" has the meaning set forth in Section 6.9(e).

        "Antitrust Authority" means the Federal Trade Commission, the Department of Justice, any attorney general of any state of the United States, or any other antitrust or competition authority of any jurisdiction.

        "Audited Financial Statements" has the meaning set forth in Section 4.4(a).

        "Base Cash Consideration" has the meaning set forth in Section 2.2.

        "Board Designee" has the meaning set forth in Section 6.10(a).

        "Books and Records" means all books and records of the Company, including all records, files, papers, sales and purchase correspondence, books of account and financial and employment records, whether in tangible or digital form solely to the extent related to the Business.

        "Business" means the business of the Company, as currently conducted.

        "Business Day" means a day other than Saturday, Sunday or a public holiday on which banks are authorized or required to be closed under the Laws of the State of Maryland or the State of New York.

        "Cash and Cash Equivalents" means, as of any given time, all cash and cash equivalents determined in accordance with GAAP as of such time, which, for avoidance of doubt, shall include cash on hand, cash in banks, short-term highly liquid investments with original maturities of three months or less, deposits in transit, and issued but uncleared checks and drafts and shall exclude any restricted cash.

        "Cash Consideration" has the meaning set forth in Section 2.2.

        "Change of Control" shall mean (i) any event (including any merger, recapitalization or other sale or business combination, in one transaction or a series of related transactions) which results in, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than

2

the shareholders of Parent immediately prior to such event owning a majority of the voting power of the equity of the Parent after such event, or (ii) the sale of all or substantially all of the assets (in one transaction or a series of related transactions) of Parent and its Subsidiaries (taken as a whole) to any Person (or group of Persons acting in concert).

        "Claim" means any claim, action, arbitration, suit, litigation, demand or proceeding.

        "Closing" has the meaning set forth in Section 3.1.

        "Closing Adjustment" has the meaning set forth in Section 2.3(c).

        "Closing Agreement" has the meaning set forth in the recitals.

        "Closing Cash Payment" has the meaning set forth in Section 3.3(a).

        "Closing Date" has the meaning set forth in Section 3.1.

        "Closing Indebtedness" means the aggregate amount of Indebtedness of the Company as of the Closing, excluding (i) any Indebtedness under the Warehouse Lines of the Company, (ii) any Indebtedness of Parent, Purchaser or their respective Subsidiaries, (iii) the Indebtedness contemplated by the Debt Commitment Letter and (iv) any Indebtedness that is included in the calculation of Closing Net Working Capital.

        "Closing Net Working Capital" shall be calculated in accordance with Schedule A as of the Closing Date; provided, however, (i) to the extent any Transaction Costs are not paid prior to the Closing or at Closing pursuant to Section 3.3(a), such unpaid Transaction Costs shall be treated as liabilities for purposes of calculating Net Working Capital and (ii) to the extent that funds received as a result of the sale of mortgage servicing rights sold during the period commencing on the date of this Agreement and ending on the Closing Date exceeds the product of (A) $333,333 multiplied (B) the number of full months plus any partial month during such period, such excess shall be treated as liabilities for purposes of calculating Net Working Capital.

        "Closing Net Working Capital Statement" has the meaning set forth in Section 2.3(c).

        "Closing Share Value" means the quotient of (a) the sum of all Trade Values over (b) the aggregate number of shares of Parent Common Stock traded during the twenty (20) consecutive trading days immediately preceding the third trading day prior to the Closing Date.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company" has the meaning set forth in the preamble.

        "Company Agreements" means all Contracts to which the Company is a party or by which the Company or any of its properties may be bound or affected.

        "Company Closing Schedule" has the meaning set forth in Section 3.4.

        "Company Disclosure Letter" means the Company Disclosure Letter attached hereto, dated as of the date hereof, delivered by the Company and the Seller to Parent and the Purchaser in connection with this Agreement.

        "Company Employees" has the meaning set forth in Section 6.18(a).

        "Company Intellectual Property" means the material Intellectual Property which is owned by or licensed to the Company or which the Company otherwise has the right to use.

        "Company Interests" has the meaning set forth in the recitals.

        "Company Loan" has the meaning set forth in Section 4.11(a).

        "Company Material Agreements" has the meaning set forth in Section 4.12(a).

3

        "Company Plan Affiliate" means the Company, its predecessors, and any other Person, who constitutes, has constituted, is required to be aggregated in, or has been required to be aggregated in, all or part of a controlled group or has been or is under common control with, or whose employees were or are treated as employed by, the Company or any of its predecessors within the immediately preceding five (5) years, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

        "Confidentiality Agreement" has the meaning set forth in Section 10.7.

        "Consent" means any waiver, authorization, consent or approval.

        "Contracts" means any written contracts, commitments, purchase orders, mortgages, instruments, indentures, sales orders, licenses, leases and other agreements or arrangements, in each case which are legally binding, and to which the Company or any of the Parent Companies, as applicable, is a party or by which the Company or any of the Parent Companies, or any of their respective assets are bound or subject.

        "Debt Commitment Letter" has the meaning set forth in Section 5.9.

        "Deductible" has the meaning set forth in Section 9.1(c).

        "EDGAR" means the SEC's Electronic Data Gathering, Analysis and Retrieval System.

        "Employee Benefit Plan" means any of the following (whether written or unwritten) which the Company sponsors, maintains, makes contributions to, or with respect to which such entity has any other Liability (contingent or otherwise): (A) any employee welfare benefit plan, as defined in Section 3(1) of ERISA, including any medical plan, life insurance plan, short-term or long-term disability plan, dental plan, severance plan, or sick leave plan; (B) any "employee pension benefit plan," as defined in Section 3(2) of ERISA, including any excess benefit, top hat or deferred compensation plan or any nonqualified deferred compensation or retirement plan or arrangement or any qualified defined contribution or defined benefit plan or (C) any other material plan, policy, program, arrangement or agreement which provides employee benefits or benefits to any current or former employee, dependent, beneficiary, director, independent contractor or like person, including any severance agreement or plan, paid time off program, material fringe benefit plan or program, bonus or incentive plan, equity appreciation, stock option, restricted stock, phantom stock, stock bonus or deferred bonus or compensation plan, or salary reduction, change-of-control or employment agreement.

        "Enforceability Exceptions" means, with respect to enforcement of the terms and provisions of this Agreement or any Transaction Document, (i) the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Law affecting creditors' rights or relief of debtors generally and (ii) the effect of general principles of equity, including general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforceability is considered in a proceeding in equity or at law).

        "Environmental Requirements" means any Law that is related to (i) pollution, contamination, cleanup, preservation, protection, reclamation or remediation of the environment, (ii) health or safety as contemplated by the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.) ("OSHA") or (iii) any Hazardous Material, including (A) the investigation, study, assessment, testing, monitoring, containment, removal, remediation, response, cleanup, abatement, prevention, control or regulation of any Release or threatened Release of any Hazardous Material or (B) the management of any Hazardous Material, including the manufacture, generation, formulation, processing, labeling, use, treatment, handling, storage, disposal, transportation, distribution, re-use, recycling or reclamation of any Hazardous Material; and includes but is not limited to the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6091 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Clean Water Act (33 U.S.C. § 7401 et

4

seq.), OSHA, the Toxic Substance Control Act (15 U.S.C. § 2601 et seq.), and the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984 (42 U.S.C. § 6901 et seq.).

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Estimated Adjustment" has the meaning set forth in Section 2.3(a).

        "Estimated Working Capital" means the Company's good faith estimate of the Closing Net Working Capital as of the Closing Date.

        "Estimated Working Capital Deficit" means the amount, if any, by which the Target Working Capital exceeds the Estimated Working Capital.

        "Estimated Working Capital Surplus" means the amount, if any, by which the Estimated Working Capital exceeds the Target Working Capital.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Financial Statements" has the meaning set forth in Section 4.4(b).

        "Financing" has the meaning set forth in Section 5.9.

        "GAAP" means U.S. generally accepted accounting principles, consistently applied.

        "Governmental Approvals" has the meaning set forth in Section 6.7(b).

        "Governmental Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country, or any domestic or foreign state, province, county, city, other political subdivision or any other similar body or organization exercising similar powers or authority.

        "Hazardous Material" means (i) hazardous substances, as defined by the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq.); (ii) hazardous wastes, as defined by the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.); (iii) petroleum, including crude oil or any fraction thereof which is liquid at standard conditions of temperature and pressure; (iv) radioactive material, including any source, special nuclear, or by-product material as defined in (42 U.S.C. §2011 et seq.); (v) asbestos that is friable or reasonably likely to become friable; (vi) polychlorinated biphenyls; and (vii) other material, substance or waste to which liability or standards of conduct may be imposed, or which requires or may require investigation, in each case under any applicable Environmental Requirements.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations under such Act.

        "Income Tax" means any federal, state, local, or non-U.S. income Tax and any other Tax (i) imposed on, measured by or determined with reference to, net income, gross receipts, gains or profits, or (ii) imposed on, or with reference to, multiple bases including net income, gross receipts, gains or profits, including any interest, penalty, or addition thereto, whether disputed or not; excluding, however, in each case any sales and use taxes and any parking taxes.

        "Income Tax Return" means any Tax Return relating to Income Taxes.

        "Indebtedness" means, with respect to any Person, without duplication, (i) the current and long-term portions (whether current or funded, secured or unsecured) of any amount owed by such Person in respect of (a) borrowed money, (b) capitalized lease obligations and (c) bankers' acceptances or letters of credit, but solely to the extent amounts have been drawn thereunder, and any promissory note related thereto, (ii) all obligations of such Person for the deferred purchase price of any property

5

or services, including payments under non-compete agreements and seller notes (other than trade accounts payable and accrued employee related expenses, in each case as should be reflected on the most recent balance sheet of such Person as current liabilities arising in the Ordinary Course), (iii) all obligations of such Person created or arising under any conditional sale or other title retention agreement, (iv) all obligations of such Person secured by a purchase money mortgage or other Lien, (v) any obligations secured by Liens on property acquired by such Person, whether or not such obligations were assumed by such Person at the time of acquisition of such property, (vi) all obligations of other Persons of a type referred to in clauses (i) through (v) above which are directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which such Person has otherwise assured a credit against loss, (vii) interest, principal, prepayment penalty, premiums, fees or expenses, to the extent due or owing in respect of those items listed in clauses (i) through (vi) above, whether resulting from their payment or discharge or otherwise, and (viii) any refinancings of any of the foregoing obligations; provided, however, (i) none of the foregoing (i) through (viii) shall be included in the calculation of Closing Indebtedness to the extent included in the calculation of Closing Net Working Capital, (ii) none of the Warehouse Lines shall be deemed Indebtedness of the Company and (iii) any value creation plans included in the compensation accrual shall not be deemed Indebtedness of the Company.

        "Indemnified Party" has the meaning set forth in Section 9.2(a).

        "Indemnifying Party" has the meaning set forth in Section 9.3(a).

        "Indemnity Share Value" means the quotient of (a) the sum of all Trade Values over (b) the aggregate number of shares of Parent Common Stock traded during the twenty (20) consecutive trading days immediately preceding the third trading day prior to the date on which the Losses resulting from the applicable indemnifiable claim are finally determined to be due and payable pursuant to Article IX.

        "Insider" means the Seller, any director, manager, officer or employee of the Seller or the Company, and any Affiliate or Relative of any of the foregoing Persons.

        "Intellectual Property" means intellectual property, confidential information and proprietary information, in any and all medium, including digital, and in any jurisdiction, including all (i) patents and patent applications (including all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof) and patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, Internet domain names, assumed names and corporate names, in each case, whether or not registered, together with the goodwill of the business associated therewith; (iii) published and unpublished works of authorship, whether copyrightable or not, including all statutory and common law copyrights associated therewith; (iv) all registrations, applications, extensions and renewals for any of the items listed in clauses (ii) and (iii); (v) trade secrets; (vi) websites and the contents thereof; (vii) computer programs, including operating systems, applications, routines, interfaces and algorithms, whether in source code or object code; (viii) databases and the information contained therein; (ix) ideas, formulae, know-how, techniques, research and development information, artwork and graphic design, drawings, specifications, blueprints, manuals and documentation, data, improvements, databases and promotional materials and (x) all proprietary rights relating to any of the foregoing, including all causes of action, damages and remedies related thereto.

        "Interim Financial Statements" has the meaning set forth in Section 4.4(b).

        "Knowledge of the Company" or "to the Company's Knowledge" or any similar phrase, means the actual knowledge of any of the following individuals: Michael Berman, Jeff Goodman, Charles Spetka, Carla Stoner, Gordon Smith and Scott Spelfogel.

        "Latest Balance Sheet Date" means March 31, 2012.

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        "Law" means the common law of any jurisdiction, or any provision of any foreign, federal, state or local law, statute, rule, regulation, order, Permit, judgment, injunction, decree or other decision of any court or other tribunal or Governmental Authority legally binding on the relevant Person or its properties.

        "Leased Real Property" has the meaning set forth in Section 4.9(b).

        "Letter Agreement" means that certain Letter Agreement, the form of which is attached hereto as Exhibit E.

        "Liabilities" means any indebtedness (including any Indebtedness), liabilities or obligations of any nature (whether accrued, absolute, contingent, direct, indirect, known, unknown, perfected, inchoate, unliquidated or otherwise, due or to become due).

        "Liens" means any liens, charges, rights, restrictions, options, preemptive rights, mortgages, deeds of trust, hypothecations, assessments, pledges, encumbrances, claims of equitable interest or security interests of any kind or nature whatsoever, excluding restrictions on transfer under applicable securities Laws.

        "Litigation" means any suit, Claim, action, arbitration or proceeding.

        "Losses" means any and all Liabilities, obligations, assessments, losses, costs, damages, deficiencies, judgments, Taxes, fines or expenses (whether or not arising out of third party claims), including interest, penalties, reasonable fees and expenses of attorneys, accountants and other consultants and experts but excluding any punitive, special or consequential damages (including loss of profits or revenues, diminution in value and any multiples of earnings, profits or revenues) damages, except to the extent such damages are payable to a third party.

        "MGCL" means the General Corporation Law of the State of Maryland, as amended.

        "Material Adverse Effect" means, with respect to any Person, any event, circumstance, development, change or effect that, individually or in the aggregate with all other such events, circumstances, developments, changes and effects, has had a material adverse affect on the business, operations, assets, liabilities, financial condition or results of operations of such Person and its Subsidiaries, taken as a whole, other than any event, state of facts, circumstance, development, change or effect resulting from: (a) changes in general economic, regulatory or political conditions or changes affecting the economy or securities or financial markets in general; (b) any act of terrorism or war (whether declared or not declared) or any material worsening thereof occurring after the date of this Agreement, or any natural disasters or any national or international calamity affecting the United States occurring after the date of this Agreement; (c) any general downturn or changes in the industry in which such Person or any of its Subsidiaries operates, except, in the case of clauses (a), (b) and (c), to the extent such changes or developments have a disproportionate impact on the business, assets, liabilities, condition or results of operations of such Person and its Subsidiaries, taken as a whole, relative to other participants in the industry in which such Person and its Subsidiaries conducts their businesses; (d) any change in the market price or trading volume of such Person's securities in and of itself; provided, however, the underlying events, circumstances, developments, changes or effects that caused such change in market price or trading volume shall be considered when determining whether a Material Adverse Effect has occurred; (e) changes after the date hereof in GAAP or any change in Laws or the interpretation thereof; (f) the public announcement of this Agreement and the transactions contemplated hereby ; (g) employee departures; or (h) any changes in or with respect to any of the Agencies including their legal organization, responsibilities, oversight obligations or roles in the mortgage loan and securities markets.

        "Measurement Date" has the meaning set forth in Section 5.4.

        "Monthly Financial Statements" has the meaning set forth in Section 6.14.

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        "NYSE" means the New York Stock Exchange.

        "Ordinary Course" means, with respect to an action taken by a Person: (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person; and (b) such action is not required to be authorized by the board of directors (or similar governing body) or equity holders of such Person (or by any Person or group of Persons exercising similar authority) and is not required to be specifically authorized by the parent company (if any) of such Person.

        "Organizational Documents" means (i) in the case of any Person organized as a corporation, the certificate or articles of incorporation of such corporation (or, if applicable, the memorandum and articles of association of such corporation) and the bylaws of such corporation; (ii) in the case of any Person organized as a limited liability company, the certificate or articles of formation or organization and the limited liability company agreement, operating agreement or regulations of such limited liability company; (iii) in the case of any Person organized as a limited partnership, the certificate or articles of limited partnership and partnership agreement of such limited partnership; (iv) in the case of any other Person, all constitutive or organizational documents of such Person which address matters relating to the business and affairs of such Person similar to the matters addressed by the documents referred to in clauses (i) through (iii) above in the case of Persons organized as corporations, limited liability companies or limited partnerships and (v) any amendment to any of the foregoing.

        "Outside Date" means December 31, 2012, which may be extended to March 31, 2013 by either Parent or Seller in the event that the only conditions not satisfied as of December 31, 2012 are (i) the failure to receive one or more of the Consents set forth on Schedule B and (ii) those conditions with respect to actions the Parties will take at the Closing; provided, however, no Party shall have the right to so extend the Outside Date if such Party is then in material breach of this Agreement.

        "Owned Purchaser IP" has the meaning set forth in Section 5.18(b).

        "Parent" has the meaning set forth in the preamble.

        "Parent Board" means the Board of Directors of Parent.

        "Parent Board Recommendation" has the meaning set forth in Section 6.6(b).

        "Parent Certifications" has the meaning set forth in Section 5.5(a).

        "Parent Common Stock" shall mean common stock, par value $0.01 per share, of Parent.

        "Parent Companies" means, collectively, Parent and each of its direct and indirect Subsidiaries.

        "Parent Disclosure Letter" means the Parent Disclosure Letter attached hereto, dated as of the date hereof, delivered by Parent to the Seller and the Company in connection with this Agreement.

        "Parent Employee Benefit Plan" means any of the following (whether written or unwritten) which any of the Parent Companies or any predecessor that operated the business of any of the Parent Companies sponsors, maintains, makes contributions to, or with respect to which such entity has any other Liability (contingent or otherwise): (A) any employee welfare benefit plan, as defined in Section 3(1) of ERISA, including any medical plan, life insurance plan, short-term or long-term disability plan, dental plan, severance plan, or sick leave plan; (B) any "employee pension benefit plan," as defined in Section 3(2) of ERISA, including any excess benefit, top hat or deferred compensation plan or any nonqualified deferred compensation or retirement plan or arrangement or any qualified defined contribution or defined benefit plan or (C) any other material plan, policy, program, arrangement or agreement which provides employee benefits or benefits to any current or former employee, dependent, beneficiary, director, independent contractor or like person, including any severance agreement or plan, paid time off program, material fringe benefit plan or program, bonus or

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incentive plan, equity appreciation, stock option, restricted stock, phantom stock, stock bonus or deferred bonus or compensation plan, or salary reduction, change-of-control or employment agreement.

        "Parent Insurance Policies" has the meaning set forth in Section 5.20(a).

        "Parent Intellectual Property" has the meaning set forth in Section 5.18(a).

        "Parent Material Contract" shall mean a Contract of a Parent Company which (i) is material to the business of any Parent Company or (ii) related to Indebtedness of any Parent Company in excess of $50,000.

        "Parent Options" means options, warrants or other rights exercisable or exchangeable for Parent Common Stock.

        "Parent Plan Affiliate" means the Parent Companies, their respective predecessors, and any other Person, who constitutes, has constituted, is required to be aggregated in, or has been required to be aggregated in, all or part of a controlled group or has been or is under common control with, or whose employees were or are treated as employed by, any of the Parent Companies or any of their predecessors within the immediately preceding five (5) years, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

        "Parent Preferred Stock" shall mean preferred stock, par value $0.01 per share, of Parent.

        "Parent Restricted Stock" means shares of restricted Parent Common Stock issued to certain directors, officers and employees of the Parent Companies in accordance with the Walker & Dunlop, Inc. 2010 Equity Incentive Plan.

        "Parent SEC Report Date" has the meaning set forth in the introductory paragraph of Article 5.

        "Parent SEC Reports" has the meaning set forth in the introductory paragraph of Article 5.

        "Parent Stock Equivalent" has the meaning set forth in Section 9.1(g).

        "Parent Stockholder Approval" has the meaning set forth in Section 5.2(d).

        "Parent Stockholder Approval Matter" has the meaning set forth in Section 5.2(d).

        "Parent Stockholders" means the stockholders of Parent.

        "Parent Stockholders' Meeting" has the meaning set forth in Section 6.6(a).

        "Parent's Knowledge" or any similar phrase, means the actual knowledge of any of the following individuals: Willy Walker, Deborah Wilson, Aaron Perlis, Howard Smith, Richard Lucas and Richard Warner.

        "Party" has the meaning set forth in the preamble.

        "Permit" or "Permits" means all permits, licenses, certifications, approvals, consents, notices, waivers, qualifications, filings, exemptions and authorizations by or of, or registrations with, any Governmental Authority, including HUD, or Fannie Mae, Freddie Mac or Ginnie Mae, including vehicle and business licenses.

        "Permitted Liens" means any (a) inchoate mechanics', carriers', workers', materialmen's; repairmen's, landlords' and other similar Liens arising in the Ordinary Course and that in the aggregate are not material and do not interfere with the present use of the assets to which they apply; (b) inchoate Liens for Taxes, assessments or other charges by Governmental Authorities not yet due and payable for which adequate reserves have been established or are being contested in the ordinary course of business with adequate reserves or bonds having been established; (c) statutory Liens arising by operation of Law with respect to a Liability incurred in the Ordinary Course which is not delinquent, and for which appropriate reserves have been established in accordance with GAAP (to the

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extent GAAP requires the establishment of such reserves); (d) with respect to property other than real property, such other Liens, encumbrances or imperfections that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien, encumbrance or imperfection; (e) Liens securing the borrower's obligations under Warehouse Lines; and (f) with respect to any parcel of real property, (i) Liens, easements, rights-of-way, encroachments, restrictions, conditions, matters of record, survey exceptions and other similar encumbrances which, individually or in the aggregate, (x) are not material in character, amount or extent in relation to the applicable real property and (y) do not and would not reasonably be expected to materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location by the Company, Parent or any of its Subsidiaries, as applicable, and (ii) zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over such real property.

        "Person" means any individual, sole proprietorship, general partnership, limited partnership, limited liability company, joint venture, trust, unincorporated association, corporation, Governmental Authority or other entity.

        "Pre-Closing Tax Period" has the meaning set forth in Section 9.1(c).

        "Pre-Closing Period" has the meaning set forth in Section 6.1(a).

        "Prime Rate" means the prime lending rate as reported in The Wall Street Journal on the Closing Date as the base rate on corporate loans.

        "Prior Month End" has the meaning set forth in Section 6.14.

        "Proxy Statement" shall mean the proxy statement to be sent to the Parent Stockholders in connection with the Parent Stockholders' Meeting.

        "Purchaser" has the meaning set forth in the preamble.

        "Purchaser Fundamental Representations" has the meaning set forth in Section 9.2(b).

        "Purchaser Indemnified Parties" has the meaning set forth in Section 9.1.

        "Purchaser Loan" has the meaning set forth in Section 5.26(a).

        "Quarterly Financial Statements" has the meaning set forth in Section 6.13.

        "Real Property Leases" has the meaning set forth in Section 4.9(b).

        "Registration Rights Agreement" has the meaning set forth in the recitals.

        "Relative" of a Person means such Person's spouse, such Person's parents, sisters, brothers, children and the spouses of the foregoing, and any member of the immediate household of such Person.

        "Release" shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping into the indoor or outdoor environment.

        "Remedial Action" means all action required under applicable Laws: (x) to cleanup, remove, treat or in any other way remediate any chemical, Hazardous Material or waste containing any chemical or Hazardous Material in the environment; (y) to prevent the release of any chemical, Hazardous Material or waste containing any chemical or Hazardous Material so that they do not endanger or otherwise adversely affect the environment or public health or welfare; or (z) to perform pre-remedial studies, investigations or monitoring, in or under any real property, assets or facilities.

        "Required Parent Stockholder Vote" has the meaning set forth in Section 5.2(d).

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        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Seller" has the meaning set forth in the preamble.

        "Seller's Consideration" means the Cash Consideration and the Stock Consideration.

        "Seller Fundamental Representations" has the meaning set forth in Section 9.1(b).

        "Seller Indemnified Parties" has the meaning set forth in Section 9.2.

        "Piggyback Side Letter" has the meaning set forth in the Registration Rights Agreement.

        "Solvent" has the meaning set forth in Section 5.10.

        "Stock Consideration" means 11,647,255 shares of Parent Common Stock; provided, that (a) if the Closing Share Value is greater than $15.62, then the Stock Consideration shall mean the number of shares of Parent Common Stock equal to $182,000,000 divided by the Closing Share Value, and (b) if the Closing Share Value is less than $8.41, then the Stock Consideration shall mean the number of shares of Parent Common Stock equal to $98,000,000 divided by the Closing Share Value.

        "Straddle Period" means any taxable period that includes (but does not end on) a Closing Date.

        "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director, manager, managing member or general partner of such limited liability company, partnership, association, or other business entity. Notwithstanding the foregoing, in no event shall (i) ARA Finance LLC be deemed a Subsidiary of the Company or Seller for purposes of this Agreement, or (ii) the term "Subsidiary," with respect to Parent and the Purchaser, include funds managed by Walker & Dunlop Balanced Real Estate Fund I GP, LLC or Walker & Dunlop Real Estate Opportunity Fund I Manager, LLC or any of such funds' respective Subsidiaries.

        "Target Working Capital" means $11,000,000.

        "Tax" means (a) any foreign, federal, state or local income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, parking, unclaimed property/escheatment, natural resources, severance, stamp, occupation, occupancy, ad valorem, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax of any kind whatsoever, (b) any liability for the payment of amounts of the type described in clause (a) hereof as a result of being at any time a transferee of, or a successor in interest to, any Person, or a member of any Affiliated Group or as a result of any agreement to indemnify any Person

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against such amounts; and (c) any interest, penalties or additions to tax or additional amounts (whether disputed or not) in respect of the foregoing.

        "Tax Audit" means any audit, assessment, or other examination relating to Taxes by any Tax Authority or any judicial or administrative proceedings relating to Taxes.

        "Tax Authority" means the IRS and any other domestic or foreign governmental entity responsible for the administration of any Taxes.

        "Tax Return" means any return, declaration, report, claim for refund, information return, statement or other document relating to Taxes or the determination, assessment or collection of any Taxes (including Treasury Form TD F 90-22.1), and including any schedule, statement or attachment thereto, and any amendment to any of the foregoing.

        "Tax Savings" has the meaning set forth in Section 9.7(a).

        "Third Party Claim" has the meaning set forth in Section 9.3(b).

        "Trade Value" means for each trade of Parent Common Stock during the twenty (20) consecutive trading days immediately preceding the third trading day prior to the Closing Date, the product of the number of shares of Parent Common Stock sold in such trade multiplied by the price per share of Parent Common Stock paid in such trade.

        "Transaction Costs" means any accounting, legal, investment banking or other advisor fees or costs of the Company or the Seller in connection with the transactions contemplated by this Agreement, but solely to extent not paid by Seller or the Company prior to the Closing Date.

        "Transaction Documents" means the agreements, documents, certificates and instruments to be delivered pursuant to or in connection with this Agreement, including the Letter Agreement, the Closing Agreement, the Transition Services Agreement, the Voting Agreements and the Registration Rights Agreement.

        "Transfer Taxes" has the meaning set forth in Section 6.9(d).

        "TSA Assets" has the meaning set forth in Section 4.19.

        "Valuation Expert" means an investment bank, accounting firm or similar organization having generally acknowledged expertise in the valuation of blocks of publicly traded corporate stock.

        "Warehouse Lines" means Indebtedness used in the Ordinary Course to fund lending activities.

        "WARN" has the meaning set forth in Section 6.18(b).

ARTICLE 2
THE PURCHASE AND SALE

        2.1    The Purchase and Sale.     On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Purchaser shall purchase, acquire and accept from the Seller, and the Seller shall sell, transfer, assign and deliver to the Purchaser, the Company Interests, free and clear of all Liens (other than Liens created by Parent or Purchaser).

        2.2    Consideration.     On the terms and subject to the conditions set forth in this Agreement, the consideration to the Seller for the sale, transfer, assignment and delivery to the Purchaser of the Company Interests shall be (i) the cash payment of $80,000,000 (the "Base Cash Consideration"), as adjusted pursuant to Section 2.3 (such adjusted amount, the "Cash Consideration"), plus (ii) the issuance to the Seller of the Stock Consideration.

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        2.3    Working Capital Adjustment.

          (a)   The Base Cash Consideration shall be reduced by the amount of the Estimated Working Capital Deficit, if any, or increased by the amount of the Estimated Working Capital Surplus, if any, as set forth in the Company Closing Schedule. Such adjustments shall be referred to herein collectively as the "Estimated Adjustment."

          (b)   At least two (2) Business Days prior to the anticipated Closing Date, the Parties shall agree upon a flow of funds memorandum which shall set forth all payments required to be made by or on behalf of all Parties at the Closing, including for each such payment an identification of the payor, the payee, the amount and the wire transfer information.

          (c)   Within ninety (90) days following the Closing Date, the Seller shall furnish the Purchaser with a statement that shall set forth the Closing Net Working Capital (the "Closing Net Working Capital Statement"), and a schedule based upon the Closing Net Working Capital Statement setting forth any adjustments to the Estimated Adjustment based on variances between the Estimated Working Capital and the Closing Net Working Capital (collectively, the "Closing Adjustment"). The Purchaser shall assist the Seller in the preparation of the Closing Net Working Capital Statement if reasonably requested by the Seller and the Seller shall promptly respond to any reasonable requests for information from the Purchaser regarding the preparation of the Closing Net Working Capital Statement.

          (d)   The Purchaser shall have a period of forty five (45) days after receipt of the Closing Net Working Capital Statement and Closing Adjustment to notify the Seller of its election to accept or reject the Closing Net Working Capital Statement and/or the Closing Adjustment. In the case of a rejection, such notice must contain the reasons for such rejection in reasonable detail and must set forth the amount of the requested adjustment. In the event no notice is received by the Seller during such forty five (45) day period, the Closing Net Working Capital Statement and the Closing Adjustment shall be deemed accepted by the Purchaser and final and binding on the Parties hereto for purposes of this Section 2.3. In the event that the Purchaser timely rejects the Closing Net Working Capital Statement and/or the Closing Adjustment, the Purchaser and the Seller shall promptly (and in any event within thirty (30) days following the date upon which the Seller rejects the Closing Net Working Capital Statement and/or Closing Adjustment), attempt to make a joint determination of the Closing Adjustment and such determination and any required adjustments resulting therefrom shall be final and binding on the Parties hereto for purposes of this Section 2.3.

          (e)   In the event that the Seller and the Purchaser are unable to agree upon a joint determination of the Closing Adjustment within the thirty (30) day period for making a joint determination as provided in the last sentence of Section 2.3(d), then the Purchaser and the Seller shall promptly submit the dispute to the Accounting Firm. The Purchaser and the Seller shall furnish to the Accounting Firm such work papers and other documents and information related to the disputed issues that are available to that Party (or its independent accountant) as the Accounting Firm may request, and each Party shall be afforded the opportunity to present to the Accounting Firm any materials related to such issues and to discuss the same with the Accounting Firm. The Purchaser and the Seller shall request that the Accounting Firm render its determination within sixty (60) days after the date of engagement and such determination and any required adjustments resulting therefrom shall be final and binding on all the Parties hereto for purposes of this Section 2.3. The obligation to pay the fees and expenses of the Accounting Firm shall be paid 50% by the Purchaser and 50% by the Seller. The Accounting Firm may consider only those items and amounts comprising the Closing Adjustment that are in dispute, and shall make no other determination.

          (f)    If the Closing Adjustment as finally determined in accordance with the provisions of this Section 2.3 is in the Purchaser's favor, then the Seller shall pay to the Purchaser the amount

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  thereof, together with interest accrued thereon from and including the Closing Date to and including the date immediately prior to the date of payment at an annual rate equal to the Prime Rate, as an adjustment to the Cash Consideration. If the Closing Adjustment as finally determined in accordance with the provisions of this Section 2.3 is in the Seller's favor, the Purchaser shall pay to the Seller the amount thereof, together with interest accrued thereon from and including the Closing Date to and including the date immediately prior to the date of payment at an annual rate equal to the Prime Rate, as an adjustment to the Cash Consideration. Any payment required by either Party pursuant to this Section 2.3(f) shall be made by wire transfer of immediately available funds within three (3) Business Days after such final determination.

ARTICLE 3
CLOSING

        3.1    Time and Place of the Closing.     The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Arnold & Porter LLP, 555 12th Street, NW, Washington, District of Columbia, as soon as practicable following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the Parties will take at the Closing) and in any event within three (3) Business Days thereafter, or on such other date as the Purchaser and the Seller may mutually determine. The Closing shall be deemed to have occurred and become effective at 11:59 p.m. (Eastern time) on the date of the Closing (the "Closing Date"). The Parties may participate in the Closing remotely by the use of telephone, email and facsimile transmission.

        3.2    Deliveries of the Seller.     At or prior to the Closing, the Seller shall deliver or cause to be delivered to the Purchaser:

          (a)    Assignment of Company Interests.     An assignment of the Company Interests to Buyer in form and substance reasonably satisfactory to the Purchaser;

          (b)    Corporate Documents.     Certificate of formation or certificate of incorporation (or comparable entity charter documents) of the Company as in effect at the Closing, certified by the Secretary of State of the state of its formation as of a date not more than ten (10) calendar days prior to the Closing Date, and the limited liability company agreement or by-laws (or comparable entity charter documents) of the Company as in effect at the Closing, all of which shall be certified by the Secretary (or Person performing a similar function) thereof.

          (c)    Certificates of Good Standing.     Certificates of Good Standing, dated not more than ten (10)  calendar days prior to the Closing Date, with respect to the Company, issued by the Secretary of State of the state of its formation and by the Secretary of State of each jurisdiction in which the Company is qualified to do business as a foreign entity.

          (d)    Resolutions.     A copy of the resolutions of manager or board of managers of the Seller and the Company certified by the Secretary (or Person performing a similar function) thereof as having been duly and validly adopted and in full force and effect, authorizing the execution and delivery of this Agreement and the Transaction Documents to which the Seller or the Company, as applicable, is a party and the performance of the transactions contemplated hereby and thereby.

          (e)    Bring Down Certificate.     A certificate, dated as of the Closing Date, duly executed by an officer of each of the Company and the Seller, certifying the fulfillment of the conditions set forth in Sections 7.2(a), (b) and (c).

          (f)    Tax Certificate.     A certificate from Seller, substantially in the form provided for in Treasury Regulation section 1.1445-2(b)(2), certifying under penalties of perjury that the Seller is not a "foreign person" within the meaning of Treasury Regulation Section 1.1445-2(b).

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          (g)    Payoff Letters and Lien Releases.     Payoff letters for each instrument of Indebtedness of the Company (other than Indebtedness arising under Warehouse Lines or Indebtedness of Seller or its other Subsidiaries with respect to which the Company shall have been fully released from its obligations thereunder and all Liabilities with respect thereto from and after the Closing Date) from the obligees thereunder setting forth the amounts necessary to pay off all Indebtedness under such instrument as of the Closing Date along with the per diem interest amount with respect thereto and otherwise in form and substance reasonably satisfactory to the Purchaser, and providing for the release of all Liens held against the property of the Company upon the payoff of such Indebtedness.

          (h)    Resignations.     Except as otherwise specified in writing by the Purchaser no fewer than five (5) Business Days prior to the Closing Date, either (i) resignations of all of the managers or members of the board of managers of the Company (or equivalent governing members) and officers, (ii) a certificate executed by an officer of the Company that all managers or members of the board of managers of the Company (or equivalent governing members) and officers have been removed from their respective positions or (iii) a combination of (i) or (ii), in each case, effective as of the Closing.

          (i)    Corporate Records.     All corporate minute books, stock ledgers and stock records of the Company.

          (j)    Company Closing Schedule.     The Company Closing Schedule, certified and signed on behalf of the Company by the chief accounting officer of the Company.

          (k)    Auditor Consent.     Consent from the Company's auditor, whereby such auditor permits the Purchaser to include such auditor's audit report on the financial statements of the Company in filings made by Parent with the SEC, to the extent required by applicable Law.

          (l)    Transaction Documents.     Execute and deliver to Parent and Purchaser the Transaction Documents to which Seller is a party.

        3.3    Deliveries of Parent or the Purchaser.     At or prior to the Closing, Parent or the Purchaser, as applicable, shall:

          (a)    Cash Payment.     Pay to the Seller the Base Cash Consideration, as adjusted pursuant to Section 2.3(a) less Closing Indebtedness, if any, less Transaction Costs, if any (such adjusted payment, the "Closing Cash Payment"), and repay or cause to be repaid on behalf of the Company and/or the Seller (A) the Closing Indebtedness, if any, in the amounts and to the payees set forth in the Payoff Letters and (B) the Transaction Costs, if any.

          (b)    Issuance of Stock Consideration.     Duly issue and deliver to the Seller an original certificate representing the Stock Consideration.

          (c)    Corporate Documents.     Deliver to the Seller copies of (i) the Articles of Incorporation of Parent, certified by the Secretary of State of the State of Maryland, and the Certificate of Formation of the Purchaser, certified by the Secretary of State of the State of Delaware, in each case as in effect at the Closing and so certified as of not more than ten (10) calendar days prior to the Closing Date, and (ii) the by-laws of Parent and the limited liability company agreement of the Purchaser, in each case as in effect at the Closing and certified by the Secretary thereof.

          (d)    Certificates of Good Standing.     Certificate of Good Standing, dated not more than ten (10) calendar days prior to the Closing Date, with respect to Parent and the Purchaser, issued by the Secretary of State of the states of Maryland and Delaware, respectively.

          (e)    Resolutions.     A copy of the resolutions of the Parent Board, certified by the Secretary (or Person performing similar functions) thereof as having been duly and validly adopted and in

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  full force and effect, authorizing the execution and delivery of this Agreement and the Transaction Documents to which Parent is a party and the performance of the transactions contemplated hereby and thereby.

          (f)    Bring Down Certificate.     Deliver to the Seller a certificate, dated as of the Closing Date, duly executed by an officer of each of Parent and the Purchaser, certifying the fulfillment of the conditions set forth in Sections 7.3(a), (b) and (c).

          (g)    Bylaw Amendment.     Deliver evidence of the Parent Board's adoption, effective as of the Closing Date, of the Bylaw Amendment, attached hereto as Exhibit F.

          (h)    Transaction Documents.     Execute and deliver to Seller the Transaction Documents to which Parent or Purchaser is (or both are) a party.

        3.4    Closing Schedules.     Three (3) Business Days prior to the Closing Date, the Seller shall deliver to Purchaser a closing schedule, which shall be certified by the Company's chief accounting officer (the "Company Closing Schedule"), setting forth in reasonable detail: (i) the estimated consolidated balance sheet of the Company and the Company's corresponding Estimated Working Capital, as well as the Estimated Working Capital Surplus or Estimated Working Capital Deficit, as applicable; and (ii) the Company's good faith estimate of its Closing Indebtedness and Transaction Costs.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE COMPANY

        Except as expressly set forth in the Company Disclosure Letter; provided that, (x) any facts, items or exceptions disclosed in any section of the Company Disclosure Letter shall be deemed to be disclosed on another section of the Company Disclosure Letter if the applicability of such fact, item or exception to such other section would be reasonably apparent and (y) any listing of any fact, item or exception in any section of the Company Disclosure Letter shall not be construed as an admission of liability under any applicable Law or for any other purpose and shall not be construed as an admission that such fact, item or exception is in fact material or create a measure of materiality for purposes of this Agreement or otherwise, the Company and the Seller hereby jointly and severally represent and warrant as follows (it being understood and agreed that the Company shall only be liable for the misrepresentation or breach of any representations and warranties in this Article 4 if the Closing is not consummated:

        4.1    Company Organization and Good Standing.     The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the requisite entity power and authority to own, lease and operate the properties used in its business and to carry on its business as currently conducted. The Company is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction where qualification as a foreign limited liability company is required, except for such failures to be qualified and in good standing that, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company. Prior to the date of this Agreement, the Seller made available to Purchaser complete and correct copies of the articles of organization, operating agreement and any other Organizational Documents of the Company, each as presently in effect.

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        4.2    Company Capitalization.

          (a)   As of the Closing, the Company Interests shall constitute all the issued and outstanding shares of the Company's limited liability company interests. The Company Interests have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of any preemptive right or of any federal or state securities Law. There is no security, option, warrant, right, call, subscription, agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, redemption, sale, pledge or other disposition of any limited liability company interests of the Company or any securities convertible into, or other rights to acquire, any limited liability company interests of the Company, (ii) obligates the Company to grant, offer or enter into any of the foregoing or (iii) relates to the voting or control of such limited liability company interests, securities or rights (other than the Company's operating agreement). The Company has not created any "phantom stock," interest appreciation rights or other similar rights, the value of which is related to or based upon the price or value of any class or series of limited liability company interests of the Company. The Company does not have outstanding debt or debt instruments providing for voting rights. No Person is entitled to any preemptive or similar rights to subscribe for limited liability company interests of the Company. The Company has not granted to any Person the right to demand or request that the Company effect a registration under the Securities Act of any securities held by such Person or to include any securities of such Person in any such registration by the Company.

          (b)   Section 4.2(b) of the Company Disclosure Letter sets forth all equity interests in any Person and joint venture interests owned, directly or indirectly, by the Company.

        4.3    Authority, Approvals, Enforceability and Consents.

          (a)   The Company has the entity power and authority to enter into this Agreement and the other Transaction Documents to be executed and delivered by it and to perform its obligations hereunder and thereunder.

          (b)   The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to be executed and delivered by it and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized and approved by the Board of Managers or other governing body of the Company and no other entity proceedings on the part of the Company or its member are necessary to authorize and approve this Agreement and the other Transaction Documents to be executed and delivered by it and the transactions contemplated hereby and thereby.

          (c)   This Agreement has been, and the other Transaction Documents to be executed and delivered by the Company at the Closing will, at the Closing, have been, duly executed and delivered by the Company and constitutes (or will constitute at the Closing, as applicable) the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the Enforceability Exceptions.

          (d)   The execution, delivery and performance by the Company and the Seller of this Agreement and the other Transaction Documents to be executed and delivered by the Company and the Seller and the consummation of the transactions contemplated hereby and thereby do not and will not:

              (i)  contravene any provision of the Organizational Documents of the Company;

             (ii)  after notice or lapse of time or both, violate, conflict with, result in a breach of any provision of, constitute a default under, result in or permit the modification, revocation, cancellation, termination or acceleration of, any Company Material Contract to which the

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    Company is a party or by which any of its properties or assets are bound or otherwise subject or require any consent or waiver of any party to any such Company Material Contract;

            (iii)  result in the creation or imposition of any Lien upon, or any Person obtaining any right to acquire or other interest in, any properties, assets or rights of the Company;

            (iv)  violate or conflict with any Law applicable to the Company or its respective businesses or properties; or

             (v)  require any authorization, consent, order, license, permit or approval of, or notice to, or filing, registration or qualification with, any Governmental Authority, except in connection, or in compliance, with the notification and waiting period requirements of the HSR Act;

    except, in each case of (ii), (iii), (iv) or (v), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or a material adverse effect on the ability of the Company to perform its obligations hereunder or under any Transaction Document.

        4.4    Financial Statements.     The Seller has prior to the execution of this Agreement delivered to the Purchaser a true and complete copy of:

          (a)   the audited balance sheets of the Company as of December 31, 2011, December 31, 2010, August 31, 2010 and November 30, 2009, and the related audited statements of income, member's equity and cash flows for the year ended December 31, 2011, the four months ended December 31, 2010, the nine months ended August 31, 2010 and the twelve months ended November 30, 2009 together with a true and correct copy of the related notes and schedules thereto (collectively, the "Audited Financial Statements") and the report of the Company's auditor on such Audited Financial Statements, and

          (b)   the Company's unaudited balance sheet as of March 31, 2012 and 2011, and the related unaudited statements of income for the three-month periods then ended (together, the "Interim Financial Statements", and collectively the Audited Financial Statements and Interim Financial Statement shall be referred to as the "Financial Statements"). The Financial Statements are in accordance with the books and records of the Company and, to the Knowledge of the Company, fairly present in all material respects the financial position and results of operations of the Company as of the dates and for the periods indicated, in accordance with GAAP consistently applied during such periods (except as may be indicated in the notes to the Financial Statements and except that the notes to the Interim Financial Statements, if any, may not be in accordance with GAAP).

        4.5    Absence of Undisclosed Liabilities.     The Company does not have any Liabilities of the type required to be disclosed in its balance sheet in accordance with GAAP, except for (a) obligations, liabilities and commitments reflected or reserved against in the Company's audited balance sheet as of December 31, 2011 (the "Balance Sheet Date") or disclosed in the notes thereto (the "Company Balance Sheet"), and (b) current liabilities incurred by the Company in the Ordinary Course after the Balance Sheet Date that, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company. The Company is the legal and beneficial owner of fifty percent (50%) of all equity and other ownership interests of ARA Finance LLC, free and clear of all Liens. Except as set forth in or pursuant to the Limited Liability Agreement of ARA FINANCE LLC, dated as of August 31, 2009, by and among CWCapital LLC and ARA FINCO LLC or the ARA Services Agreement, dated as of August 31, 2009, by and between ARA FINCO LLC and ARA FINANCE LLC, ARA Finance LLC has no material Liabilities for which the Company is liable, and the Company has no obligation to make any material capital or other financial contribution to ARA Finance LLC or to fund any amounts in respect of ARA Finance LLC's business, operations or affairs (including any losses or obligations to third parties).

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        4.6    Absence of Certain Changes.     Between the Balance Sheet Date and the date hereof, the Company has conducted its business only in the Ordinary Course and:

          (a)   there has been no:

              (i)  development, change, event or occurrence that, individually or in the aggregate, has had, or would be reasonably likely to have, a Material Adverse Effect on the Company; or

             (ii)  physical damage or destruction to the assets of the Company that is not covered by insurance or would be reasonably likely to have a Material Adverse Effect on the Company; and

          (b)   the Company has not, directly or indirectly:

              (i)  amended or otherwise changed its Organizational Documents;

             (ii)  (A) issued, granted or sold any membership interests or any other equity security, (B) issued, granted or sold any security, option, warrant, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the issuance, sale, pledge or other disposition of any membership interests or any other equity security, (C) entered into any agreement, commitment or understanding calling for any transaction referred to in clause (A) or (B) of this paragraph (ii), or (D) made any other changes in its equity capital structure;

            (iii)  declared, set aside or paid any noncash dividend or other noncash distribution (whether in membership interests, property or any combination thereof) in respect of any membership interests or any other equity security, or purchased, redeemed or otherwise acquired, any membership interests or any other equity security for consideration other than cash;

            (iv)  other than capital expenditures that do not exceed $50,000 individually or $250,000 in the aggregate or appropriations or commitments with respect thereto of no more than $250,000, made any capital expenditures or appropriations or commitments with respect thereto;

             (v)  created, incurred or assumed any Indebtedness in excess of $250,000;

            (vi)  paid, discharged or satisfied claims, liabilities or obligations (absolute, accrued, contingent or otherwise and whether due or to become due) that involve payments or commitments to make payments exceeding $100,000 in the aggregate, other than liabilities or obligations incurred in the Ordinary Course;

           (vii)  assumed, endorsed, guaranteed or otherwise become liable or responsible for (whether directly, contingently or otherwise) any Indebtedness of any other Person, other than in the Ordinary Course;

          (viii)  entered into any transaction or series of related transactions involving total payments to or by it of, or involving the acquisition or disposition by it of property, assets or rights having a value of, more than $100,000 in the aggregate except those entered into in the Ordinary Course;

            (ix)  (i) entered into, adopted, contributed to, or become obligated to contribute to, any Employee Benefit Plan or any other benefit plan, policy, program, arrangement or agreement of any kind, or (ii) entered into any collective bargaining agreement;

             (x)  materially changed its accounting methods, principles or practices, except as required by GAAP;

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            (xi)  waived any right or entered into any one or more transactions that, individually or in the aggregate, has had, or would be reasonably likely to have, a Material Adverse Effect on the Company;

           (xii)  mortgaged, pledged or subjected to any material Lien (other than Permitted Liens) any of its assets;

          (xiii)  sold or transferred any of its assets (including, without limitation, any Intellectual Property), other than in the Ordinary Course;

          (xiv)  settled any Tax Audit or other proceeding, made or changed any Tax accounting or recording method or election or filed any amended Tax Return; or

           (xv)  authorized any of, or committed or agreed to take, whether in writing or otherwise, any of the foregoing actions.

        4.7    Taxes.

          (a)   The Company has timely filed (or has had filed on its behalf) with the appropriate Tax Authorities all Tax Returns required to be filed by it, and such Tax Returns are true, correct and complete in all material respects. The Company has paid, or has made adequate provision in the Company Balance Sheet in accordance with GAAP for the payment of, all material Taxes for all open periods (including any portions thereof) ending through the date thereof. Since the Balance Sheet Date, the Company has not incurred any liability for Taxes outside the Ordinary Course.

          (b)   There are no Liens for Taxes upon any property or assets of the Company, except for Permitted Liens.

          (c)   There are no federal, state, local or foreign Tax Audits currently pending with regard to any material Taxes or Tax Returns of the Company or the Seller (with respect to the assets or activities of the Company) and, to the Knowledge of the Company, no such Tax Audit is threatened. No claim has ever been made in writing by a Tax Authority in a jurisdiction where the Company or the Seller (with respect to the assets or activities of the Company) does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

          (d)   The Company is not a party to any agreement providing for the allocation, indemnification, or sharing of Taxes that shall remain in force after the Closing Date, and the Company shall not have any liability after the Closing Date for Taxes pursuant to any such agreement.

          (e)   There are no elections with respect to Taxes affecting the Company, to the extent such elections are not shown on or in the Tax Returns that have been delivered or made available to the Purchaser prior to the date of this Agreement.

          (f)    The Company has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any present or former employee, independent contractor, creditor, member or other third party and has complied with all applicable information reporting requirements.

          (g)   The Company is, and has at all times been since its formation, an entity disregarded as separate from its owner for federal Income Tax purposes, and neither the Company nor any Person on behalf of, or with respect to, the Company has made or filed an election for the Company to be treated as an association taxable as a corporation for federal Income Tax purposes.

          (h)   The Seller is not a foreign person subject to withholding under Section 1445 of the Code and the regulations promulgated thereunder.

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        4.8    Legal Matters.

          (a)   (i) There is no Claim, or to the Knowledge of the Company, any investigation, inquiry, review, demand or request for information, pending against, and to the Knowledge of the Company no Claims, investigations, inquiries, reviews, demands or requests for information are threatened in writing against, the Company or any of its properties or rights, at law or in equity, before or by any court, arbitrator, panel or other Governmental Authority and (ii) the Company is not operating under, or subject to, any judgment, decree, writ, injunction, ruling, award, stipulation, determination or order (collectively, "Judgments") of any Governmental Authority, other than any such claims and Judgments that, individually or in the aggregate, do not have and would not be reasonably likely to have, a Material Adverse Effect on the Company.

          (b)   Since January 1, 2009, the Company has complied with all applicable Laws, and is not in violation of, and have not received any notices of violation with respect to, any Laws in connection with the conduct of its businesses or the ownership or operation of its businesses, assets and properties, including state usury, consumer lending and insurance Laws, the Truth in Lending Act, the Consumer Credit Protection Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act, the USA PATRIOT Act, the International Money Laundering Abatement and Anti-Terrorist Financing Act, the Home Mortgage Disclosure Act, the Homeowners Protection Act, the Flood Disaster Protection Act, the Federal Trade Commission Act, and other federal, state, local and foreign Laws or Regulations regulating mortgage origination, mortgage banking, mortgage brokerage or agency, other commercial or personal loans, and lending or servicing loans generally, except for noncompliance or violations as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company. Neither the Company nor, to the Knowledge of the Company, any of its officers, key employees or Persons performing management functions similar to officers or directors has received since January 1, 2009 any written claim, demand, notice, complaint, court order or administrative order from any Governmental Authority under, or relating to, any violation or possible violation of any applicable Laws related to the business and operations of the Company that did or would be reasonably likely to result in fines or penalties of $25,000 or more with respect to any individual violation.

          (c)   The Company owns or holds all Permits that are material to the conduct of its business as presently conducted. To the Knowledge of the Company, the Company is in all material respects in compliance with all such Permits. To the Knowledge of the Company, since January 1, 2009, no event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification, revocation, non-renewal or termination of any material Permit.

          (d)   Since January 1, 2009, the Company has not received any written notice asserting any noncompliance in any material respect with any Law or Permit, except for any such noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect on the Company. To the Knowledge of the Company, there is no Law proposed or under consideration that, if effective, individually or in the aggregate, would have or would be reasonably likely to have, a Material Adverse Effect on the Company. To the Knowledge of the Company, no governmental, administrative or judicial authority has indicated any intention to initiate any investigation, inquiry or review involving the Company or any of its respective properties or rights.

        4.9    Real Property.

          (a)   The Company does not own any real property.

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          (b)   The leases and other agreements and documents listed on Section 4.9(b) of the Company Disclosure Letter (collectively, the "Real Property Leases") are the only real property leased by the Company or which the Company has an option to lease (collectively, the "Leased Real Property").

          (c)   The Company has a good and valid leasehold interest in the Leased Real Property, free and clear of any and all monetary Liens, and, except as do not have and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, free and clear of any and all other Liens, except for Permitted Liens.

          (d)   True and correct copies of the Real Property Leases have been delivered or made available for review to the Purchaser. Except as set forth on Section 4.9(b) of the Company Disclosure Letter, the Real Property Leases are unmodified and in full force and effect, and there are no other material agreements, written or oral, affecting the use and occupancy of the Leased Real Property. Neither the Company nor, to the Knowledge of the Company, any landlord or other party, is in material default under any Real Property Leases beyond any applicable notice and cure period, and, to the Knowledge of the Company, no defaults by the Company or any landlord or other party have been alleged in writing thereunder. The Company has not given or received any written notice of default under any of the Real Property Leases.

          (e)   The Company has not received written notice of, and to the Knowledge of the Company there is not, any Litigation pending (or, to the Knowledge of the Company, threatened) (a) to take all or any portion of the Leased Real Property, or any interest therein, by eminent domain, or (b) to modify the zoning of, or other governmental rules or restrictions applicable to, the Leased Real Property, or the current use thereof, which, in each case with respect to the items referenced in clauses (a) and (b) above, would have or would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

          (f)    To the Knowledge of the Company, there are no material Contracts with any Governmental Authority affecting the use, ownership or occupancy of Company's interest in the Leased Real Property.

          (g)   Except as set forth in the Real Property Leases, the Company has not made or entered into any Contracts to sell, mortgage, pledge or hypothecate, lease, sublease, convey, alienate, transfer or otherwise dispose of or grant any Liens (other than Permitted Liens) on the Leased Real Property, or any portion thereof. Except as set forth in the Real Property Leases, to the Knowledge of the Company, the Leased Real Property is not subject to any outstanding purchase options, and no Person has any right or option to acquire or lease, or right of first refusal with respect to, the Company's interest in the Leased Real Property or any part thereof.

        4.10    Intellectual Property.

          (a)   To the Knowledge of the Company, no Company Intellectual Property infringes upon or misappropriates or violates the Intellectual Property rights or the confidential and proprietary information of any third Person in any material respect. To the Knowledge of the Company, none of the material Company Intellectual Property has been the subject of a judicial finding or opinion, nor has the Company received any written notice or claim challenging, in any material respect, the ownership, validity, registrability, enforceability, use or licensed right to use any Intellectual Property.

          (b)   To the Knowledge of the Company, the Company owns all right, title and interest in and to or has a valid license to use (if required), each item of material Company Intellectual Property currently used by the Company in the business of the Company and is entitled to use any such Company Intellectual Property used in the operation of the business of the Company as currently conducted.

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          (c)   There are no material Claims asserted or threatened by the Company that a Third Party infringes, misappropriates or otherwise violates any of the Company Intellectual Property.

        4.11    Mortgage Loan Origination and Servicing and Related Businesses.     Except to the extent that any breach, failure or inaccuracy, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company:

          (a)    Licenses and Qualifications.     (i) The Company is in good standing under all applicable Laws as a mortgage broker and/or lender, (ii) there is no pending or, to the Knowledge of the Company, threatened, cancellation or reduction of any mortgage sale agreement ("Loan Sale Agreement"), to which the Company is a party and the obligations of the Company under each such Loan Sale Agreement are being performed by the Company and the counterparties to each Loan Sale Agreement in accordance with its terms, and (iii) there is no breach by the Company under any Loan Sale Agreement and no third party has exercised or, to the Knowledge of the Company, is threatening to exercise its contractual right to require the Company to repurchase any loan that was originated, closed and funded by the Company that is held for the Company's account, whether or not for future sale or delivery (a "Company Loan") from such third party due to a breach of a representation, warranty or covenant by the Company under a Loan Sale Agreement.

          (b)    Loan Quality; Pipeline.

              (i)  As of the date of this Agreement, no Company Loan has been held for sale for a period of time after the date of funding that is outside the requirements of any applicable Warehouse Line, and subsequent to the date of this Agreement there will have been no increase in the aggregate outstanding principal balance of such Company Loans held for sale for a period of time after the date of funding that is outside of the requirements of any applicable Warehouse Line that would constitute a Material Adverse Effect on the Company.

             (ii)  As of the date of this Agreement, no Company Loan held for investment is (x) past due with respect to any scheduled payment of principal or interest for a period of time that is outside the requirements of any applicable Warehouse Line, (y) in foreclosure or litigation or (z) subject to bankruptcy proceedings commenced by or in respect of the borrower, and subsequent to the date of this Agreement there will have been no increase in the aggregate outstanding principal balance of such Company Loans that are past due with respect to any scheduled payment of principal or interest for a period of time that is outside the requirements of any applicable Warehouse Line, in foreclosure or litigation, or subject to bankruptcy that would constitute a Material Adverse Effect on the Company.

          (c)    Compliance.     Each Company Loan was underwritten and originated, and the loan documents and loan files maintained by the Company with respect thereto are being maintained by the Company in compliance with all applicable Laws and, if applicable, the requirements of the Person acquiring such Company Loan and insurer insuring such Company Loan (if any) in effect and applicable at the time such insurance was obtained, except, in each case, for immaterial violations as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company. The Company has not done or omitted to do, or caused to be done or omitted to be done, any act, the effect of which would operate to invalidate, impair or be a breach of any approvals or licenses of any Governmental Authority.

          (d)    Servicing.     The Company Loans serviced by the Company are so serviced in accordance with applicable Laws and with the requirements of any Loan Sale Agreement, except for immaterial failures to comply with such requirements as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company. No Company Loan is or has been serviced using predatory servicing practices.

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          (e)    Application of Funds.     All monies received with respect to each Company Loan and related escrow accounts have been properly accounted for and applied.

          (f)    Payoff Statements.     All payoff and assumption statements with respect to each Company Loan were, at the time provided, true and correct, except for immaterial discrepancies as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company.

          (g)    Escrow Accounts.     Unless otherwise prohibited by applicable Laws or pursuant to an executed escrow waiver, the Company has collected all escrows related to each mortgage loan (including each home equity loan but excluding any mortgage loans that are in default) that was originated, closed or funded by the Company that is held for the Company's account, whether or not for future sale or delivery, and all escrow accounts have been maintained by the Company in accordance with all applicable Laws. The Company has credited to the account of mortgagors all interest required to be paid on any escrow account in accordance with applicable Laws and the terms of such agreements and loan documents.

          (h)    US Bank Reserve Accounts.     The Company maintains accounts with US Bank, N.A. in respect of amounts of cash and cash equivalents required to be pledged (i) for the benefit of Fannie Mae to secure the Company's obligations under its Fannie Mae DUS program, (ii) for the benefit of Freddie Mac to secure the Company's obligations under its Freddie Mac Targeted Affordable Program, and (iii) as collateral for the top 1% loss-sharing loans in the Citicorp Small Loan Portfolio. The Company has fully funded such account with all amounts required and is in full compliance with all requirements of Fannie Mae and Freddie Mac with respect to such amounts.

          (i)    Audits and Inquiries.     Except for customary ongoing quality control reviews, no audit or investigation by a Governmental Authority is pending or, to the Knowledge of the Company, threatened that is reasonably likely to result in:

              (i)  a Claim of a failure to comply with applicable Laws,

             (ii)  rescission of any insurance or guaranty contract or agreement of the Company,

            (iii)  payment, by the Company of a penalty (other than any immaterial payment) to any Governmental Authority; or

            (iv)  revocation of any Permit, including any Permit to do business, of the Company.

          (j)    Sales of Mortgage Servicing.     Section 4.11(j) of the Company Disclosure Schedule sets forth the aggregate proceeds received by the Company for sales of mortgage servicing rights in each of April 2012, May 2012 and June 2012 (through the date of this Agreement).

        4.12    Company Agreements.

          (a)   Section 4.12(a) of the Company Disclosure Letter lists as of the date of this Agreement each of the following Company Agreements (collectively, the "Company Material Agreements"):

              (i)  any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by the Company;

             (ii)  any guaranty, direct or indirect, primary or secondary, by the Company of any obligation for borrowings or otherwise, excluding those made in the Ordinary Course;

            (iii)  any Company Agreement providing for the grant of any preferential rights to purchase or lease any of the material assets of the Company;

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            (iv)  any Company Agreement providing for any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons other than in the Ordinary Course;

             (v)  any Company Agreement that is a collective bargaining agreement with any labor union;

            (vi)  any Company Agreement providing for any lease or similar arrangement for the use by the Company of personal property involving payments of in excess of $175,000 per annum that is not cancellable within 30 days without payment of any premium or penalty;

           (vii)  any Company Agreement with a term in excess of one year or providing for aggregate payments in excess of $175,000 that is not cancellable within 30 days without payment of any premium or penalty;

          (viii)  any Company Agreement that contains a non-competition provision restricting the business of the Company (or, at any time after the consummation of the Closing, the Purchaser or any of its Affiliates) or that grants the other party or any third Person "most favored nation" status;

            (ix)  any Company Agreement relating to the acquisition or disposition of any material amount of assets outside of the Ordinary Course; and

             (x)  any Company Agreement that is a partnership, joint venture or similar agreement.

          (b)   Copies of all written Company Material Agreements have been delivered or otherwise made available to the Purchaser prior to the date of this Agreement.

          (c)   With such exceptions as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company:

              (i)  all of the Company Agreements are in full force and effect and are valid and binding on and enforceable against the Company in accordance with their terms and, to the Knowledge of the Company, on and against the other parties thereto, except as enforceability may be limited by the effect of any applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Law affecting creditors' rights or relief of debtors generally, and the effect of general principles of equity, including general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforceability is considered in a proceeding in equity or at law);

             (ii)  the Company is not, and, to the Knowledge of the Company, no other party to any Company Agreement is, in breach of, or default under, any Company Agreement and no event has occurred that, with the giving of notice or the lapse of time or both, would constitute a breach of, or default under, any Company Agreement; and

            (iii)  the Company has not given to or received from any other Person any written notice or other written communication regarding any actual or alleged violation or breach or, or default under, any Company Agreement.

        4.13    Labor Relations.     The Company does not have, and has never had, any leased employees or independent contractors who could be properly characterized as employees under applicable Laws, and has no material liability (whether contingent or otherwise) with respect to any current or former leased employees or independent contractors who could be properly characterized as employees under applicable Laws.

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        4.14    Employee Benefit Plans.     Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company:

          (a)   Except as set forth in Section 4.14 of the Company Disclosure Letter, the Company does not sponsor or maintain, contribute to or have an obligation to contribute to, or have any liability (contingent or otherwise) with respect to, any Employee Benefit Plans, and the Company has never sponsored or maintained, contributed or had an obligation to contribute to any Employee Benefit Plans.

          (b)   No event has occurred and no condition exists with respect to any employee benefit plan or arrangement currently or previously maintained or contributed to by any Company Plan Affiliate that could subject the Company, the Purchaser or any of their respective employees, directly or indirectly (through an indemnification agreement or otherwise), to liability, including without limitation liability under Section 412, 4971 or 4980B of the Code or Title IV of ERISA.

        4.15    Transactions with Insiders.     Except as set forth in Section 4.15 of the Company Disclosure Letter, there are no Affiliate Transactions, other than compensation paid or transactions entered into in the Ordinary Course.

        4.16    Environmental Matters.

          (a)   Except as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company:

              (i)  (A) to the Knowledge of the Company, the Company has complied with and is currently in compliance with the provisions of all applicable Environmental Requirements; and (B) to the Knowledge of the Company the Leased Real Property is in compliance with the provisions of all applicable Environmental Requirements;

             (ii)  to the Knowledge of the Company, no Hazardous Materials have been discharged, disbursed, released, stored, treated, generated, disposed of or allowed to escape on, in, under, or from the Leased Real Property by the Company in violation of Environmental Law or that requires Remedial Action.

            (iii)  to the Knowledge of the Company, there are no underground storage tanks, asbestos, asbestos-containing materials, polychlorinated biphenyls (PCBs) or PCB wastes located, contained, used or stored at or on the Leased Real Property;

            (iv)  to the Knowledge of the Company, there has been no notice, order, directive, Claim or demand from any Governmental Authority to the Company with respect to: (A) the generation, storage, use, handling, transportation, treatment, emission, spillage, disposal, release, discharge or removal of any chemical, Hazardous Materials, waste containing any chemical or Hazardous Material at the Leased Real Property, or asbestos; or (B) any actual or potential violation or failure to comply with any Environmental Requirement with respect to the Leased Real Property;

             (v)  to the Knowledge of the Company, there has been no notice by the Company under any Law reporting a release of a chemical, Hazardous Material, or waste containing any chemical or Hazardous Material into the environment with respect to the Leased Real Property;

            (vi)  to the Knowledge of the Company, there has been no negotiations, agreements or undertakings by the Company with any Person relating to any Remedial Action with respect to the Leased Real Property;

           (vii)  to the Knowledge of the Company, there are no acts or omissions by the Company that give rise to, or are reasonably likely to give rise to, Liabilities under Environmental

26

    Requirements. To the Knowledge of the Company, there are no facts, events or conditions with respect to the past or present operation of the Leased Real Property by the Company that interfere or prevent continued compliance with, or that give rise to any action, suit, Claim or proceeding under, or that are reasonably likely to interfere with or prevent continued compliance with, or that are reasonably likely give rise to any action, suit, Claim or proceeding under, Environmental Requirements; and

          (viii)  to the Knowledge of the Company, there has been no Hazardous Materials generated at the Leased Real Property by the Company that have been disposed of or come to rest at any site that has been included in any published federal, state or local priority list of hazardous or toxic waste sites, or that is the subject of a Claim or demand from any third party against the Company.

          (b)   To the extent in the Company's possession, the Company has made available to the Purchaser all: (i) copies of all reports, studies, analyses or tests, and any results of monitoring programs, in each case that were prepared or conducted during the last three (3) years, in the possession or control of the Company pertaining to soil, groundwater or geological conditions or the generation, storage, use, handling, transportation, treatment, emission, spillage, disposal, release or removal of Hazardous Materials at, in, on or under the Leased Real Property; and (ii) a copy of any environmental investigation or assessment of the Leased Real Property in the possession of the Company that was conducted by the Company, the Seller or any environmental consultant engaged by them during the last (3) years.

          (c)   To the Knowledge of the Company, the Leased Real Property is not subject to any Lien securing the costs of any Remedial Action arising under Environmental Requirements for which Remedial Action the Company is liable.

        4.17    Bank Accounts, Authorized Signatories.     Section 4.17 of the Company Disclosure Letter sets forth the name of each bank in which the Company has an account or safe deposit box or standby letter of credit, the identifying numbers or symbols thereof and the names of all persons authorized to draw thereon or to have access thereto. Section 4.17 of the Company Disclosure Letter also sets forth the names and titles of all authorized signatories of the Company for each such account and safe deposit box.

        4.18    Brokers.     Other than pursuant to engagement agreements with Beekman Advisors, a true and complete copy of each of which has been provided to the Purchaser, along with any amendments, neither the Seller, the Company nor any of their directors, officers or employees has employed any broker or finder, or incurred or will incur an obligation of the Company to pay any broker's, finder's or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement or any other Transaction Document. All fees and expenses of Beekman Advisors (or its Affiliates) will be paid by the Seller without recourse in any way to the Company or the Purchaser.

        4.19    Title to Assets.     Except as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Company, the Company has good and marketable title to or valid leasehold or license interests in all of the assets and properties that it purports to own, lease or license (including those assets reflected on the Financial Statements), free and clear of any and all Liens, except Permitted Liens. Section 4.19 of the Company Disclosure Letter sets forth a list of all material assets that relate to the business of the Company that are owned by the Seller or an Affiliate of the Seller (the "Affiliate Assets"). Except for the Affiliate Assets and any assets that will be made available to the Company under the Transition Services Agreement, which assets are set forth on Schedules 1 and 2 to the Transition Services Agreement (the "TSA Assets"), all of the tangible and intangible assets and properties the Company owns, leases or licenses (including those assets reflected on the Financial Statements) do, and as of the Closing Date will, (a) constitute all of the material assets, tangible and intangible, of any nature whatsoever, necessary to operate the

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Company's business in the manner presently operated by the Company, and (b) include all of the material operating assets of the Company. Except for the Affiliate Assets and the TSA Assets, no Insider has any right in or to any of the assets and properties that are owned, used or held for use by the Company or its Affiliates with respect to the business of the Company except for the right to receive compensation for services rendered in the Ordinary Course.

        4.20    Insurance.

          (a)   Each of the insurance policies now maintained by the Company and the respective limits for such insurance policy, is set forth in Section 4.20(a)(i) of the Company Disclosure Letter hereto (collectively, the "Insurance Policies"). Except as set forth in Section 4.20(a)(ii) of the Company Disclosure Letter, each Insurance Policy is in full force and effect, the Company is not in default under any Insurance Policy in any material respect, no claim for coverage under any Insurance Policy where the claimed amount would reasonably be expected to exceed the self-insured retention or deductible has been denied or disputed during the three (3) years immediately preceding the date of this Agreement and, during the three (3) years immediately preceding the date of this Agreement, the Company has not received any notice of cancellation or intent to cancel or increase or intent to increase premiums with respect to the Insurance Policies.

          (b)   Set forth in Section 4.20(b) of the Company Disclosure Letter is a list, as of the date hereof, of (i) all outstanding performance or surety bonds issued on behalf of the Company, and (ii) the total amount of collateral currently being held by the issuer(s) thereof.

          (c)   During the three (3) years immediately preceding the date of this Agreement, no performance or other surety bond issued on behalf of the Company has been forfeited by the Company or presented for payment by its obligee.

        4.21    Disclosure Documents.

          (a)   All of the information supplied or to be supplied by or on behalf of the Seller or the Company specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Parent Stockholders and at the time of the Parent Stockholders' Meeting, be accurate, true and correct in all material respects. All documents that the Company is responsible for filing with any Governmental Authority will comply in all material respects with the provisions of any applicable Law as to the information required to be contained therein.

          (b)   The representations and warranties contained in this Section 4.21 will not apply to statements or omissions included in the Proxy Statement to the extent based upon information supplied to the Company by or on behalf of Parent.

        4.22    Seller Ownership of Company Interests; Title.     The Seller is the sole owner of record and beneficially of the Company Interests. The Seller has, and shall transfer to Purchaser at the Closing, good, valid and marketable title to the Company Interests, free and clear of any and all Liens (other than any restrictions on the subsequent transfer of the Company Interests by the Purchaser that may be imposed under applicable securities Laws and Liens created by Parent or Purchaser).

        4.23    Seller Capacity, Enforceability and Consents.

          (a)   The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b)   The Seller has the entity power and authority to enter into this Agreement and the other Transaction Documents to be executed and delivered by the Seller and to perform its obligations hereunder and thereunder.

          (c)   The execution, delivery and performance by the Seller of this Agreement and the other Transaction Documents to be executed and delivered by Seller and the consummation by the Seller

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  of the transactions contemplated hereby and thereby have been duly authorized and approved by the Board of Managers or other governing body of the Seller and no other corporate proceedings on the part of the Seller are necessary to authorize and approve this Agreement and the other Transaction Documents to be executed and delivered by the Seller and the transactions contemplated hereby and thereby.

          (d)   This Agreement has been, and the other Transaction Documents to be executed and delivered by the Seller at the Closing will, at the Closing, have been, duly executed and delivered by the Seller and, assuming the due execution and delivery thereof by Parent and the Purchaser, constitute (or will constitute at the Closing, as applicable) the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except as enforceability may be limited by the Enforceability Exceptions.

          (e)   The execution, delivery and performance of this Agreement and the other Transaction Documents to be executed by the Seller and the consummation by the Seller of the transactions contemplated hereby and thereby does not and will not:

              (i)  contravene any provisions of the certificate of formation or operating agreement of the Seller;

             (ii)  after notice or lapse of time or both, violate, conflict with, result in a breach of any provision of, constitute a default under, result in or permit the modification, revocation, cancellation, termination or acceleration of, any Contract to which the Seller is a party to or by which any of the Seller's properties or assets are bound or otherwise subject, or require any consent or waiver of any party to any such Contract that will not have been obtained prior to the Closing;

            (iii)  violate or conflict with any Law applicable to the Seller or any of the Seller's Affiliates, businesses or properties;

            (iv)  result in the creation or imposition of any Lien on any of the Company Interests; or

             (v)  require any authorization, consent, license, order, permit or approval of, or notice to, or filing, registration or qualification with, any Governmental Authority, except in connection, or in compliance, with the notification and waiting period requirements of the HSR Act;

    except, in each case of (ii), (iii), (iv) or (v), as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Seller to perform its obligations hereunder or under any Transaction Document.

        4.24    Seller Legal Matters.     There has been no written notice of any Claim pending against, or, to the Knowledge of the Company, threatened against or affecting, the Seller or any of its properties or rights, at law or in equity, before or by any court, arbitrator, panel or other Governmental Authority except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Seller to perform its obligations hereunder or under any Transaction Document.

        4.25    Stock Consideration for Investment.     The Seller is an "accredited investor" as that term is defined in Rule 501 under the Securities Act. The Stock Consideration will be acquired by the Seller for its own account for the purpose of investment and not with a view to the resale or distribution of all or any part of the Stock Consideration in violation of the Securities Act, it being understood that the right to dispose of such Stock Consideration shall be entirely within the discretion of the Seller, subject to the restrictions on transfer set forth in the Closing Agreement.

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        4.26    No Other Representation.     Except as set forth in this Article 4, neither Seller nor the Company makes no other representations or warranties, express or implied, including warranties of merchantability or fitness for a particular purpose, representations or warranties contained in or arising from any confidential selling memorandum or similar documents concerning the Company or its business, assets, financial condition, prospects or otherwise.

        4.27    Servicing Portfolio.     Except for those loans repaid or otherwise removed in the Ordinary Course, either voluntarily or involuntarily, and the "JP/WAMU" loans, substantially all of the loans in the Company's March 31, 2012 loan servicing portfolio will be included in the Company's loan servicing portfolio as of the Closing Date except to the extent the failure to include such loans would not reasonably be expected to have a Material Adverse Effect on the Company. As of March 31, 2012: (a) the estimated total unpaid principal balance of the Company's loan servicing portfolio was $16,876,323,472; (b) the estimated weighted average servicing fee for the Company's loan servicing portfolio was 17.46 basis points; and (c) the estimated weighted average remaining life of the Company's loan servicing portfolio was 127.26 months, except in the case of (a), (b), or (c) for such inaccuracy as would not reasonably be expected to have a Material Adverse Effect on the Company.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PARENT AND THE PURCHASER

        Except as expressly set forth (i) in the reports, schedules, forms, statements and other documents filed by the Company with the SEC since December 9, 2010 (the "Parent SEC Report Date") and publicly available prior to the date of this Agreement (such reports, schedules, forms, statements and other documents, the "Parent SEC Reports") (excluding any risk factor disclosure and disclosure of risks included in any "forward-looking statements" disclaimer or other statements included in such Parent SEC Reports to the extent that they are predictive or forward-looking in nature and excluding any general disclosure which does not make express reference to a specific or discrete event, fact, Liability or Contract), or (ii) in the Parent Disclosure Letter; provided that, (x) any facts, items or exceptions disclosed in any section of the Parent Disclosure Letter shall be deemed to be disclosed on another section of the Parent Disclosure Letter if the applicability of such fact, item or exception to such other section would be reasonably apparent and (y) any listing of any fact, item or exception in any section of the Parent Disclosure Letter shall not be construed as an admission of liability under any applicable Law or for any other purpose and shall not be construed as an admission that such fact, item or exception is in fact material or create a measure of materiality for purposes of this Agreement or otherwise, each of Parent and the Purchaser hereby jointly and severally represent and warrant to the Seller and the Company as follows:

        5.1    Organization.

          (a)   Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Maryland. Parent and each of its Subsidiaries has full power and authority to carry on its respective business as conducted by it and to own, lease or license, and operate the properties and assets it now owns or holds and operates.

          (b)   Each of the Subsidiaries of Parent is set forth in Section 5.1(b)(i) of the Parent Disclosure Letter. Except as set forth in Section 5.1(b)(ii) of the Parent Disclosure Letter, Parent does not own or otherwise hold, directly or indirectly, beneficially or of record, any stock, membership interest, partnership interest, joint venture interest or other equity interest or participation in any Person other than the Subsidiaries set forth in Section 5.1(b)(i) of the Parent Disclosure Letter. Except as set forth in Section 5.1(b)(iii) of the Parent Disclosure Letter, the Purchaser owns beneficially and of record one hundred percent (100%) of the outstanding equity interests of each of its Subsidiaries, free and clear of all Liens.

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          (c)   Each of the Parent Companies is duly qualified to do business and is in good standing as a foreign entity in all jurisdictions where the nature of the property owned, leased or licensed by it or its use, or the nature or conduct of its business, makes such qualification necessary and where the absence of such qualification would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Parent.

        5.2    Authorization.

          (a)   Each of Parent and the Purchaser has full right, power, capacity and authority to execute and deliver this Agreement and each of the Transaction Documents to be executed and delivered by such entity and, subject to obtaining Parent Stockholder Approval, to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

          (b)   The execution, delivery and performance by each of Parent and the Purchaser of this Agreement and each of the Transaction Documents to which such entity is a party have been duly and properly authorized by all requisite action (including the approval of the Parent Board, but excluding the Parent Stockholder Approval) in accordance with applicable Law and with the Organizational Documents of such entities.

          (c)   This Agreement has been duly executed and delivered by each of Parent and the Purchaser and constitutes the legal, valid and binding obligation each of Parent and the Purchaser, enforceable against such entity in accordance with its terms, subject to the Enforceability Exceptions. Each of the Transaction Documents to be executed and delivered by or on behalf of Parent or the Purchaser will be duly executed and delivered by Parent or the Purchaser, as applicable, and, when so executed and delivered, will constitute the legal, valid and binding obligation of Parent or the Purchaser, as applicable, enforceable against the applicable entity in accordance with its terms, subject to the Enforceability Exceptions.

          (d)   The affirmative vote (the "Parent Stockholder Approval") of the holders of a majority of the shares of Parent Common Stock cast, provided that the total votes cast represents over 50% in interest of all Parent Common Stock entitled to vote on the proposal (the "Required Parent Stockholder Vote"), is the only vote of the holders of any class or series of Parent's capital stock necessary to approve the issuance of the Stock Consideration and the consummation of the other transactions contemplated by this Agreement and the Transaction Documents (the "Parent Stockholder Approval Matter").

        5.3    Approvals; No Conflicts.

          (a)   No authorization, consent, order, license, permit or approval of, filing or registration with, or notice to, any Governmental Authority or other Person is required for the consummation by Parent or the Purchaser of the transactions contemplated hereby, except (i) in connection, or in compliance, with the notification and waiting period requirements of the HSR Act, (ii) the filing with, and clearance by, the SEC of the Proxy Statement and such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, in accordance with the Exchange Act, (iii) the filing of a Form D with the SEC, (iv) such filings, consents, approvals, orders and authorizations as may be required by state securities (or "blue sky") laws and the securities laws of any foreign country and (v) as set forth in Section 5.3(a) of the Parent Disclosure Letter.

          (b)   Except as set forth in Section 5.3(b) of the Parent Disclosure Letter, neither the execution and delivery of this Agreement and the Transaction Documents to which such entity is a party by

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  Parent or the Purchaser nor the performance by Parent or the Purchaser of the transactions contemplated hereby or thereby will:

              (i)  violate or conflict with, or result in a breach of, any of the terms, conditions or provisions of the Organizational Documents of Parent or the Purchaser, as applicable;

             (ii)  violate or conflict with or result in a breach of any Law in any material respect;

            (iii)  violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any material obligation under any Parent Material Contract, Permit, Indebtedness, mortgage, note, bond, license or other similar instrument to which any Parent Company is a party or by which the properties or assets of any Parent Company are bound; or

            (iv)  result in the creation or imposition of any Lien upon any property or assets of any Parent Company, except for Permitted Liens;

    except, in each case of (ii), (iii), (iv) or (v), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Parent or a material adverse effect on the ability of Parent or the Purchaser to perform its obligations hereunder or under any Transaction Document.

        5.4    Capitalization.     The authorized capital stock of Parent consists of 200,000,000 shares of Parent Common Stock and 50,000,000 shares of Parent Preferred Stock. As of the close of business on June 6, 2012 (the "Measurement Date"), (a) 22,708,921 shares of Parent Common Stock were issued and outstanding, all of which were duly authorized and validly issued and are fully paid and non-assessable, (b) no shares of Parent Preferred Stock are outstanding and (c) no shares of Parent Common Stock or Parent Preferred Stock are held in the treasury of Parent. Since the Measurement Date until the date of this Agreement, other than in connection with the issuance of Parent Common Stock pursuant to the exercise of Parent Options outstanding as of the Measurement Date, there has been no change in the number of outstanding shares of Parent Common Stock or Parent Preferred Stock or the number of shares of Parent Common Stock issuable upon the exercise of outstanding Parent Options. As of the Measurement Date, (x) Parent Options to purchase 512,968 shares of Parent Common Stock were outstanding and (y) 934,644 shares of Parent Restricted Stock were outstanding (and are included in the amount set forth in clause (a) above). Except as set forth in the preceding sentence or in Section 5.4 of the Parent Disclosure Letter, there are no options, stock appreciation rights, voting securities, warrants or other rights, contracts, arrangements, or commitments of any character relating to the issued or unissued capital stock of Parent or any of its Subsidiaries, or obligating Parent or any of its Subsidiaries to issue, grant, or sell any shares of capital stock of, or other equity interests in, or securities convertible into equity interests in, Parent or any of its Subsidiaries. Each outstanding share of capital stock of each of Parent's Subsidiaries is duly authorized, validly issued, fully paid, and non-assessable.

        5.5    Parent SEC Documents.

          (a)   Parent has filed all forms, reports and documents required to be filed by it with the SEC since December 9, 2010 (the "Parent SEC Report Date"). Each of the forms, reports, registration statements, and other documents filed by Parent with the SEC since the Parent SEC Report Date (such forms, reports, registration statements, and other documents, whether or not available through EDGAR, are collectively referred to herein as the "Parent SEC Reports") and the certifications and statements required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act (collectively, the "Parent Certifications") (i) as of the date of the filing thereof, complied with the requirements of the Securities Act, the Exchange

32

  Act, and the Sarbanes-Oxley Act, as the case may be, including in each case the rules and regulations thereunder, with each such Parent SEC Report having been filed on a timely basis within the time period it was required to be filed with the SEC pursuant to the reporting requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act, as applicable, and (ii) as of its filing date (or, if amended or superseded by a subsequent filing prior to the date hereof, on the date of such filing) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b)   Parent and its Subsidiaries have implemented and maintain disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act), and such controls and procedures provide reasonable assurance that (i) all information required to be disclosed by Parent in the reports that it files under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms, and (ii) all such information is accumulated and communicated to Parent's management, including its chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure.

          (c)   Parent is, and since the Parent SEC Report Date has been, in compliance in all material respects with (i) the applicable listing and corporate governance rules and regulations of the NYSE, and (ii) the applicable provisions of the Sarbanes-Oxley Act.

          (d)   Since the Parent SEC Report Date, neither Parent nor any of its Subsidiaries or, to the Parent's Knowledge, any director, officer, employee, auditor, accountant, or representative of Parent or any of its Subsidiaries has received or has otherwise had or obtained knowledge of any complaint, allegation, assertion, or Claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Subsidiaries or their internal control over financial reporting, including any complaint, allegation, assertion, or claim that Parent or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

          (e)   Parent and its Subsidiaries have implemented and maintain a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, that:

              (i)  transactions are executed in accordance with management's general or specific authorizations;

             (ii)  transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability;

            (iii)  access to assets is permitted only in accordance with management's general or specific authorization; and

            (iv)  the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        5.6    Financial Statements.     The financial statements (including any notes thereto) contained or incorporated by reference in the Parent SEC Reports complied with the rules and regulations of the SEC as of the date of the filing of such reports, were prepared in accordance with GAAP, consistently applied, and fairly presented, in all materials respects, the financial condition and the results of operations, changes in stockholders' equity and cash flows of Parent and its Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of interim financial statements, to (i) the omission of notes to the extent permitted by SEC

33

Regulation S-X and (ii) normal year-end adjustments otherwise required by GAAP, which will not be material, individually or in the aggregate. The financial statements referred to in this Section 5.6 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person other than Parent and its Subsidiaries are required by GAAP to be included in the consolidated financial statements of Parent. Since March 31, 2012 and through the date of this Agreement, there has been no material event or occurrence that is required to be disclosed on a Form 8-K that has not been so disclosed.

        5.7    Absence of Undisclosed Liabilities.     Parent, taken together with its Subsidiaries on a consolidated basis, does not have any Liabilities of the type required to be disclosed in a balance sheet in accordance with GAAP, except (a) as and to the extent reflected and accrued for or reserved against in its mostly recently publicly filed financial statements; and (b) for current liabilities which have arisen after the date of such publicly filed financial statements in the Ordinary Course that individually or in the aggregate, do not have, and would not be reasonably expected to have, a Material Adverse Effect on the Parent.

        5.8    Conduct of Business.     Except as set forth in Section 5.8 of the Parent Disclosure Letter, from March 31, 2012 to the date hereof, Parent and its Subsidiaries have conducted their businesses only in the Ordinary Course. From March 31, 2012 to the date hereof:

          (a)   there has been no:

              (i)  development, change, event or occurrence that, individually or in the aggregate, has had, or would be reasonably likely to have, a Material Adverse Effect on the Parent; or

             (ii)  physical damage, destruction to the assets of the Parent that is not covered by insurance or would be reasonably likely to have a Material Adverse Effect on the Parent; and

          (b)   the Parent has not, directly or indirectly:

              (i)  amended or otherwise changed its Organizational Documents;

             (ii)  declared, set aside or paid any dividend or other distribution (whether in cash, membership interests, property or any combination thereof) in respect of any membership interests or any other equity security, or purchased, redeemed or otherwise acquired, any membership interests or any other equity security;

            (iii)  excluding Indebtedness under the Parent's Warehouse Lines, created, incurred or assumed any indebtedness for money borrowed or obligations in respect of capital leases in excess of $500,000;

            (iv)  assumed, endorsed, guaranteed or otherwise become liable or responsible for (whether directly, contingently or otherwise) any indebtedness for money borrowed or any other obligation of any other Person (except for any of its Subsidiaries), other than in the Ordinary Course;

             (v)  entered into any transaction or series of related transactions, other than in the Ordinary Course, involving total payments to or by it of, or involving the acquisition or disposition by it of property, assets or rights having a value of, more than $1,000,000 in the aggregate;

            (vi)  materially changed its accounting methods, principles or practices, except as required by GAAP;

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           (vii)  waived any right or entered into any one or more transactions that, individually or in the aggregate, has had, or would be reasonably likely to have, a Material Adverse Effect on Parent;

          (viii)  settled any Tax Audit or other proceeding, made or changed any Tax accounting or recording method or election or filed any amended Tax Return; or

            (ix)  authorized any of, or committed or agreed to take, whether in writing or otherwise, any of the foregoing actions.

        5.9    Financing.

          (a)   At Closing, the Purchaser will have sufficient funds to consummate the transactions contemplated by this Agreement, and Parent and the Purchaser will have obtained all Consents and amendments to agreements related to any material amount of Indebtedness required to ensure that the consummation of the transactions contemplated by this Agreement does not and will not result in a conflict, breach or event of default thereunder or shall have repaid all obligations thereunder and terminated such agreements.

          (b)   The Purchaser has delivered to the Seller a true and complete copy of the executed commitment letter, dated as of the date hereof, between Bank of America, N.A. and the Purchaser (the "Debt Commitment Letter"), pursuant to which the lender party thereto has agreed, upon the terms and subject to the conditions thereof, to lend the amounts set forth therein (the "Financing"). The Debt Commitment Letter has not been amended, restated or otherwise modified or waived prior to the date of this Agreement, and the commitments contained in the Debt Commitment Letter have not been withdrawn, modified or rescinded in any respect prior to the date of this Agreement. The Debt Commitment Letter is in full force and effect and constitutes the legal, valid and binding obligation of each of the Purchaser and, to Parent's Knowledge, the other parties thereto. There are no conditions precedent or contingencies related to the funding of the full amount of the Financing, other than as expressly set forth in the Debt Commitment Letter, and there are no side letters or other contracts or arrangements (oral or written) related to the Financing other than the Debt Commitment Letter and the related fee letter. Subject to the terms and conditions of the Debt Commitment Letter, the net proceeds contemplated from the Financing and Parent's other cash, will, in the aggregate, be sufficient for the satisfaction of all of the Purchaser's obligations under this Agreement, including (a) the payment of the Cash Consideration and any other amounts required to be paid pursuant to Articles II and III, and (b) the payment of all fees and expenses and other payment obligations required to be paid or satisfied by the Purchaser in connection with the transactions contemplated by this Agreement and the Financing, including any repayment or refinancing of Indebtedness of Parent or Purchaser as a result of the consummation of the transactions contemplated by this Agreement. As of the date of this Agreement, (i) no event has occurred which would constitute a breach or default (or an event which with notice or lapse of time or both would constitute a default), in each case, on the part of the Purchaser under the Debt Commitment Letter or, to Parent's Knowledge, any other party to the Debt Commitment Letter, and (ii) neither Parent nor Purchaser has any reason to believe that any of the conditions to the Financing will not be satisfied or that the Financing or any other funds necessary for the satisfaction of all of the Purchaser's obligations under this Agreement will not be available to the Purchaser at the Closing. As of the date of this Agreement, neither Parent nor Purchaser is aware of any fact or occurrence that makes any of the assumptions, or the representations or warranties of the Purchaser or Parent in the Debt Commitment Letter inaccurate in any material respect. The Purchaser has fully paid all commitment fees or other fees required to be paid as of the date of this Agreement pursuant to the Debt Commitment Letter.

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        5.10    Solvency.     As of the Closing, assuming satisfaction of the conditions to the obligation of the Seller to consummate the transactions contemplated by this Agreement, or waiver of such conditions, and after giving effect to all of the transactions contemplated hereby, including the Financing, Parent will be Solvent. For the purposes of this Section 5.10 the term "Solvent" when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "fair saleable value" of the assets of such Person will, as of such date, exceed (i) the value of all "liabilities of such Person, including contingent and other liabilities", as of such date, as such quoted terms are generally determined in accordance with applicable federal laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent liabilities) as such debts become absolute and matured, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, and (c) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, "not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged" and "able to pay its liabilities, including contingent and other liabilities, as they mature" means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

        5.11    Opinion of Financial Advisor.     The Parent Board has received an opinion from Keefe, Bruyette & Woods to the effect that, as of the date of such opinion and subject to the assumptions, qualifications and limitations set forth in such opinion, the consideration to be paid by the Purchaser for the Company Interests is fair, from a financial point of view, to the Purchaser.

        5.12    Litigation.     Except as set forth in Section 5.12(a) of the Parent Disclosure Letter, there is no Claim, or to the Knowledge of the Parent, any investigation, inquiry, review, demand or request for information, pending against, and to the Knowledge of the Company, no Claim, investigation, inquiry, review, demand or request is threatened in writing against, Parent or any of its Subsidiaries, or any of their respective current or former officers, directors or employees (with respect to their service as an officer, director or employee of Parent or such Subsidiary, as applicable) except for any such matters involving solely a Claim of monetary damages of less than $100,000, individually. Except as set forth in Section 5.12(b) of the Parent Disclosure Letter, neither Parent nor any of its Subsidiaries is subject to any judgment, award, order or decree providing for monetary payments in excess of $10,000, individually. Except as set forth in Section 5.12(c) of the Parent Disclosure Letter, neither Parent nor any of its Subsidiaries is engaged in any suit, action, Claim, proceeding, arbitration or mediation to recover monies due it or for damages sustained by it in excess of $10,000, individually.

        5.13    Disclosure Documents.

          (a)   All of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Parent Stockholders and at the time of the Parent Stockholders' Meeting, be true and correct in all material respects, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading All documents that Parent is responsible for filing with the SEC in connection with the transactions contemplated herein, to the extent relating to Parent or any Subsidiary of Parent or other information supplied by or on behalf of Parent or any Subsidiary of Parent specifically for inclusion therein, will comply as to form, in all material respects, with the provisions of the Securities Act or Exchange Act, as applicable, and the rules and regulations of the SEC thereunder, and each such document required to be filed with any Governmental Authority (other than the SEC) will comply in all material respects with the provisions of any applicable Law as to the information required to be contained therein.

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          (b)   The representations and warranties contained in this Section 5.13 will not apply to statements or omissions included in the Proxy Statement to the extent based upon information supplied to Parent or the Purchaser by or on behalf of the Company or the Seller specifically for inclusion in the Proxy Statement.

        5.14    Valid Issuance.     The shares of Parent Common Stock to be issued as the Stock Consideration will, when issued in accordance with the provisions of this Agreement, be duly authorized, validly issued, fully paid and non-assessable.

        5.15    Takeover Statutes; No Rights Agreement.

          (a)   The approval by the Parent Board of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby constitutes the approval needed for purposes of Section 3-603 of the MGCL and represents the only action necessary to ensure that none of the restrictions provided for in Section 3-602 of the MGCL apply or will apply to the execution, delivery, performance and consummation of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby.

          (b)   The Parent Board has taken, or will take prior to the Closing, all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Organizational Documents of Parent or the laws of Maryland or any other jurisdiction that is, or is reasonably likely to become, applicable to Parent as a result of the transactions contemplated by this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby.

          (c)   Parent has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Parent Common Stock or a Change of Control of Parent.

        5.16    Compliance with Laws.

          (a)   Since January 1, 2009, each of Parent and its Subsidiaries has complied with all applicable Laws, and is not in violation of, and have not received any notices of violation with respect to, any Laws in connection with the conduct of its businesses or the ownership or operation of its businesses, assets and properties, including state usury, consumer lending and insurance Laws, the Truth in Lending Act, the Consumer Credit Protection Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Real Estate Settlement Procedures Act, the USA PATRIOT Act, the International Money Laundering Abatement and Anti-Terrorist Financing Act, the Home Mortgage Disclosure Act, the Homeowners Protection Act, the Flood Disaster Protection Act, the Federal Trade Commission Act, and other federal, state, local and foreign Laws or Regulations regulating mortgage origination, mortgage banking, mortgage brokerage or agency, other commercial or personal loans, and lending or servicing loans generally, except for immaterial noncompliance or violations as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on Parent. Neither the Parent nor any of its Subsidiaries nor, to the Parent's Knowledge, any of its officers, key employees or Persons performing management functions similar to officers or directors has received any written Claim, demand, notice, complaint, court order or administrative order from any Governmental Authority under, or relating to, any violation or possible violation of any applicable Laws related to the business and operations of the Parent or any of its Subsidiaries that did or would be reasonably likely to result in fines or penalties of $25,000 or more with respect to any individual violation.

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          (b)   Each of Parent and its Subsidiaries owns or holds all Permits that are material to the conduct of its business as presently conducted. To the Parent's Knowledge, each of Parent and its Subsidiaries is in all material respects in compliance with all such Permits. To the Parent's Knowledge, since January 1, 2009, no event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, any modification, revocation, non-renewal or termination of any such Permit except for such modifications, revocations, non-renewals or terminations that, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect on Parent.

          (c)   Since January 1, 2009, Parent nor any of its Subsidiaries has received any written notice asserting any noncompliance in any material respect with any Law or Permit, except for any such noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect on the Parent. To the Parent's Knowledge, there is no Law proposed or under consideration that, if effective, individually or in the aggregate, would have or would be reasonably likely to have, a Material Adverse Effect on the Parent. To the Parent's Knowledge, no governmental, administrative or judicial authority has indicated any intention to initiate any investigation, inquiry or review involving the Parent or any of its Subsidiaries or any of their respective properties or rights.

        5.17    Contracts.

          (a)   Neither Parent nor any of its Subsidiaries is in default in any material respect, nor has any event occurred which with the giving of notice or the passage of time or both would constitute a default in any material respect by Parent and/or any of its Subsidiaries or which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination of or by another party under, or in any manner release any party thereto from any material obligation under, any Parent Material Contract and, to the Parent's Knowledge, no other party is in default in any material respect, nor has any event occurred which with the giving of notice or the passage of time or both would constitute a default in any material respect by any other party or which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination of or by Parent and/or any of its Subsidiaries under, or in any manner release any party thereto from any material obligation under, any such Parent Material Contract. Each of the Parent Material Contracts is in full force and effect, is valid and enforceable in accordance with its terms, and will be so immediately after the Closing.

          (b)   Neither Parent nor any of its Subsidiaries has received any written notice of (nor do any of them otherwise know of) the decision or intention of any other party thereto to cancel, terminate or not renew any Parent Material Contract, whether in accordance with the terms of the respective Contract or otherwise.

        5.18    Intellectual Property.

          (a)   Parent and its Subsidiaries own, license or have the right to use all material Intellectual Property used in the operation of their businesses as currently conducted ("Parent Intellectual Property").

          (b)   No legal proceedings or orders are pending or, to the Parent's Knowledge, have been threatened (including cease and desist letters or demands or offers to license) against Parent or its Subsidiaries with regard to any Parent Intellectual Property owned by Parent or one of its Subsidiaries ("Owned Purchaser IP").

          (c)   The operation of Parent and its Subsidiaries' businesses as currently conducted does not infringe, misappropriate or violate the Intellectual Property of any other person in any material respect and, to the Parent's Knowledge, no person is infringing Owned Purchaser IP.

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          (d)   All registrations and applications for registration of Owned Purchaser IP that is or are material to Parent and its Subsidiaries, taken as a whole, are subsisting and unexpired, have not been abandoned or canceled and to the Parent's Knowledge, are valid and enforceable.

          (e)   Parent and its Subsidiaries take commercially reasonable actions to protect the Owned Purchaser IP (including trade secrets and confidential information).

          (f)    Parent and its Subsidiaries take commercially reasonable actions to maintain and protect the integrity, security and operation of their software, networks, databases, systems and websites (and all information transmitted thereby or stored therein).

          (g)   Consummation of the transactions contemplated hereby will not violate in any material respect any privacy policy, terms of use, contract or Law relating to the use, dissemination, or transfer of any data or information used by Parent and its Subsidiaries.

        5.19    Employee Benefit Plans.

          (a)   Section 5.19(a) of the Parent Disclosure Letter sets forth a correct and complete list of all Parent Employee Benefit Plans.

          (b)   Each Parent Employee Benefit Plan (i) complies in all material respects in form and in operation with its terms and all applicable requirements under ERISA, the Code or any other applicable Law and (ii) has been and is operated and funded in all material respects in such a manner as to qualify, where appropriate, for both federal and state purposes, for income tax deferral for its participants, tax-exempt status for its funding vehicle, and the allowance of deductions and credits with respect to contributions thereto. With respect to each Parent Employee Benefit Plan, all contributions, payments, premiums, expenses, reimbursements or accruals for all periods ending on or prior to the Closing Date (including periods from the first day of the then current plan year to the Closing Date) shall have been timely made in all material respects or accrued in accordance with past practice.

          (c)   Neither Parent or its Subsidiaries nor any predecessors that operated the business or any Parent Plan Affiliate participates in or makes contributions to or has any other liability (contingent or otherwise) with respect to an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is or was (i) a "multiemployer plan" within the meaning of Section 3(37) or 4001 of ERISA, (ii) a "multiple employer plan" within the meaning of Code Section 413(c), (iii) a "multiple employer welfare arrangement" within the meaning of Section 3(40) of ERISA or (iv) subject to Section 302 or Title IV of ERISA or Section 412 of the Code.

          (d)   There are no Claims pending or, to the Parent's Knowledge, Claims or investigations threatened in writing with respect to any Parent Employee Benefit Plan or the assets thereof (other than routine claims for benefits), and, to the Parent's Knowledge, there are no facts which would reasonably be expected to give rise to any material Liability, action, suit, investigation, or Claim against any Parent Employee Benefit Plan, any fiduciary or plan administrator or other Person dealing with any Parent Employee Benefit Plan or the assets thereof.

          (e)   No Parent Employee Benefit Plan provides medical, health, life insurance or other welfare-type benefits to retirees or former employees, owners or consultants or individuals who terminate (or have terminated) employment with the Parent Companies or the spouses or dependents of any of the foregoing (except for healthcare continuation coverage for former employees, their spouses and other dependents as required to be provided under Section 4980B of the Code or Sections 601 through 608 of ERISA or similar state law).

          (f)    No Parent Employee Benefit Plan, or any other agreement, program, policy or other arrangement by or to which Parent or any of its Subsidiaries is a party, is bound or is otherwise liable, by its terms or in effect would reasonably be expected to require any payment or transfer of

39

  money, property or other consideration on account of or in connection with the transactions contemplated by this Agreement or any subsequent termination of employment which payment would constitute an "excess parachute payment" within the meaning of Section 280G of the Code.

        5.20    Insurance.

          (a)   Each of the insurance policies now maintained by Parent and the respective limits for such insurance policy, is set forth in Section 5.20(a)(i) of the Parent Disclosure Letter hereto (collectively, the "Parent Insurance Policies"). Except as set forth in Section 5.20(a)(ii) of the Parent Disclosure Letter, each Purchaser Insurance Policy is in full force and effect, Parent is not in default under any Purchaser Insurance Policy in any material respect, no claim for coverage under any Purchaser Insurance Policy where the claimed amount would reasonably be expected to exceed the self-insured retention or deductible has been denied or disputed during the three (3) years immediately preceding the date of this Agreement and, during the three (3) years immediately preceding the date of this Agreement, Parent has not received any notice of cancellation or intent to cancel or increase or intent to increase premiums with respect to Parent Insurance Policies.

          (b)   Set forth in Section 5.20(b) of the Parent Disclosure Letter is a list, as of the date hereof, of (i) all outstanding performance or surety bonds issued on behalf of Parent or any of its Subsidiaries, and (ii) the total amount of collateral currently being held by the issuer(s) thereof.

          (c)   During the three (3) years immediately preceding the date of this Agreement, no performance or other surety bond issued on behalf of Parent or any of its Subsidiaries has been forfeited by Parent or any of its Subsidiaries or presented for payment by its obligee.

        5.21    Taxes.

          (a)   (i) All Tax Returns required to be filed by or with respect to Parent or any of its Subsidiaries have been duly and timely filed; (ii) all such Tax Returns are true, correct and complete in all material respects; (iii) all Taxes shown as due on such Tax Returns have been timely paid; and (iv) neither Parent nor any of its Subsidiaries has been notified in writing of any proposed material adjustment relating to such Tax Returns or Taxes which adjustment has not been resolved.

          (b)   (i) All deficiencies of Taxes assessed by any applicable Tax Authority against Parent or any of its Subsidiaries have been paid, fully settled or withdrawn; and (ii) there are no Liens for Taxes (other than Permitted Liens) on any assets of Parent or any of its Subsidiaries; and (iii) there are no pending Tax Audits or other administrative or court proceedings with regard to any material Taxes for which Parent or any of its Subsidiaries would be liable.

          (c)   No claim has ever been made in writing by a Tax Authority in a jurisdiction where Parent or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

          (d)   Parent and its Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and has duly and timely withheld and paid over to the appropriate Tax Authority all amounts required to be so withheld and paid under all applicable Laws, including any Taxes in connection with any amounts paid or owing to any Person, and Parent and its Subsidiaries have timely filed all information Tax Returns and records relating to such withheld Taxes that are required to be filed with any Tax Authority.

          (e)   Neither Parent nor any of its Subsidiaries is or has been a party to any "listed transaction," within the meaning of Treasury Regulation Section 1.6011-4(b).

          (f)    Neither Parent nor any of its Subsidiaries (i) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common owner of which

40

  was Parent) or (ii) has any Liability for the Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by contract or otherwise.

          (g)   The unpaid Taxes of Parent and its Subsidiaries (A) did not, as of March 31, 2012, exceed the reserve and accruals for Tax Liability (rather than any reserve or accruals for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of Purchaser's consolidated balance sheet for the period ending March 31, 2012 (rather than in any notes thereto) and (B) do not exceed that reserve and accruals as adjusted for the passage of time through the Closing in accordance with the past custom and practice of Parent and its Subsidiaries in filing their Tax Returns. Since March 31, 2012, neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP, outside the Ordinary Course.

          (h)   Neither Parent nor any of its Subsidiaries (i) is bound by a closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) with any Tax Authority that is currently in effect; (ii) has agreed to, or is required to, make any adjustment under Section 481 (a) of the Code by reason of a change in accounting method or otherwise; (iii) is a party to, bound by, or obligated under, any Tax sharing agreement, Tax indemnification agreement or similar agreement (other than this Agreement or any other ordinary course commercial agreement the primary purpose of which is not Tax) pursuant to which it will have any obligation to make any Tax payments to any Person (other than to Parent or any of its Subsidiaries) after the Closing; or (iv) is currently a party to a "gain recognition agreement" as defined in Treasury Regulation Section 1.367(a)-8.

          (i)    Neither Parent nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Income Tax purposes for any taxable period (or portion thereof) ending after the Closing as a result of any:

              (i)  change in method of accounting made prior to the Closing for a taxable period ending on or prior to the Closing Date;

             (ii)  "closing agreement" as described in Code Section 7121 (or any corresponding or similar provision of state, local, or non-U.S. income Tax law) executed on or prior to the Closing;

            (iii)  intercompany transaction described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local, or non-U.S. income Tax law);

            (iv)  installment sale or open transaction disposition made on or prior to the Closing;

             (v)  prepaid amount received on or prior to the Closing; or

            (vi)  election under Code Section 108(i) made prior to the Closing.

          (j)    Since February 1, 2009, neither Parent nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was governed in whole or in part by Code Section 355.

        5.22    Brokers' or Finders' Fees.     Other than pursuant to the engagement agreement with Keefe, Bruyette & Woods, Inc., no agent, broker, investment banker or other Person acting on behalf of Parent or the Purchaser, or under the authority thereof, is or will be entitled to any brokers' or finders' fee or any other commission or similar fee directly or indirectly from any of the Parties in connection with any of the transactions contemplated hereby.

        5.23    No Other Representation.     Except as set forth in this Article 5, neither Parent nor the Purchaser makes no other representations or warranties, express or implied, including warranties of

41

merchantability or fitness for a particular purpose, representations or warranties contained in or arising from any confidential selling memorandum or similar documents concerning Parent or its Subsidiaries or their respective businesses, assets, financial condition, prospects or otherwise.

        5.24    Investment Purposes.     Purchaser is an "accredited investor" as that term is defined in Rule 501 under the Securities Act. The Company Interests will be acquired by the Purchaser for its own account for the purpose of investment and not with a view to the resale or distribution of all or any part of the Company Interests in violation of the Securities Act, it being understood that the right to dispose of such Company Interests shall be entirely within the discretion of the Purchaser.

        5.25    Mortgage Loan Origination and Servicing and Related Businesses.     Except to the extent that any breach, failure or inaccuracy, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Parent Companies, taken as a whole:

          (a)    Licenses and Qualifications.     (i) The Purchaser is in good standing under all applicable Laws as a mortgage broker and/or lender, (ii) there is no pending or, to the Knowledge of Parent, threatened, cancellation or reduction of any Loan Sale Agreement, to which the Purchaser is a party and the obligations of the Purchaser under each such Loan Sale Agreement are being performed by the Purchaser and the counterparties to each Loan Sale Agreement in accordance with its terms, and (iii) there is no breach by the Purchaser under any Loan Sale Agreement and no third party has exercised or, to the Knowledge of the Parent, is threatening to exercise its contractual right to require the Purchaser to repurchase any loan that was originated, closed and funded by the Purchaser that is held for the Purchaser's account, whether or not for future sale or delivery (a "Purchaser Loan") from such third party due to a breach of a representation, warranty or covenant by the Purchaser under a Loan Sale Agreement.

          (b)    Loan Quality; Pipeline.

              (i)  As of the date of this Agreement, no Purchaser Loan has been held for sale for a period of time after the date of funding that is outside the requirements of any applicable Warehouse Line, and subsequent to the date of this Agreement there will have been no increase in the aggregate outstanding principal balance of such Purchaser Loans held for sale for a period of time after the date of funding that is outside of the requirements of any applicable Warehouse Line that would constitute a Material Adverse Effect on the Purchaser.

             (ii)  As of the date of this Agreement, no Purchaser Loan held for investment is (x) past due with respect to any scheduled payment of principal or interest for a period of time that is outside the requirements of any applicable Warehouse Line, (y) in foreclosure or litigation or (z) subject to bankruptcy proceedings commenced by or in respect of the borrower, and subsequent to the date of this Agreement there will have been no increase in the aggregate outstanding principal balance of such Purchaser Loans that are past due with respect to any scheduled payment of principal or interest for a period of time that is outside the requirements of any applicable Warehouse Line, in foreclosure or litigation, or subject to bankruptcy that would constitute a Material Adverse Effect on the Purchaser.

          (c)    Compliance.     Each Purchaser Loan was underwritten and originated, and the loan documents and loan files maintained by the Purchaser with respect thereto are being maintained by the Purchaser in compliance with all applicable Laws and, if applicable, the requirements of the Person acquiring such Purchaser Loan and insurer insuring such Purchaser Loan (if any) in effect and applicable at the time such insurance was obtained, except, in each case, for immaterial violations as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Purchaser. The Purchaser has not done or omitted to do, or caused to be done or omitted to be done, any act, the effect of which would operate to invalidate, impair or be a breach of any approvals or licenses of any Governmental Authority.

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          (d)    Servicing.     The Purchaser Loans serviced by the Purchaser are so serviced in accordance with applicable Laws and with the requirements of any Loan Sale Agreement, except for immaterial failures to comply with such requirements as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Purchaser. No Purchaser Loan is or has been serviced using predatory servicing practices.

          (e)    Application of Funds.     All monies received with respect to each Purchaser Loan and related escrow accounts have been properly accounted for and applied.

          (f)    Payoff Statements.     All payoff and assumption statements with respect to each Purchaser Loan were, at the time provided, true and correct, except for immaterial discrepancies as, individually or in the aggregate, do not have, and would not be reasonably likely to have, a Material Adverse Effect on the Purchaser.

          (g)    Escrow Accounts.     Unless otherwise prohibited by applicable Laws or pursuant to an executed escrow waiver, the Purchaser has collected all escrows related to each mortgage loan (including each home equity loan but excluding any mortgage loans that are in default) that was originated, closed or funded by the Purchaser that is held for the Purchaser's account, whether or not for future sale or delivery, and all escrow accounts have been maintained by the Purchaser in accordance with all applicable Laws. The Purchaser has credited to the account of mortgagors all interest required to be paid on any escrow account in accordance with applicable Laws and the terms of such agreements and loan documents.

          (h)    DUS Reserve Account.     The Purchaser maintains an account with US Bank, N.A. in respect of amounts of cash and cash equivalents required to be pledged for the benefit of Fannie Mae to secure the Purchaser's obligations under its Fannie Mae DUS program. The Purchaser has fully funded such account with all amounts required and is in full compliance with all requirements of Fannie Mae with respect to such amounts.

          (i)    Audits and Inquiries.     Except for customary ongoing quality control reviews, no audit or investigation by a Governmental Authority is pending or, to the Knowledge of the Purchaser, threatened that is reasonably likely to result in:

              (i)  a claim of a failure to comply with applicable Laws,

             (ii)  rescission of any insurance or guaranty contract or agreement of the Purchaser,

            (iii)  payment, by the Purchaser of a penalty (other than any immaterial payment) to any Governmental Authority; or

            (iv)  revocation of any Permit, including any Permit to do business, of the Purchaser.

        5.26.    Servicing Portfolio.     Except for those loans repaid or otherwise removed in the Ordinary Course, either voluntarily or involuntarily, substantially all of the loans in the Parent's March 31, 2012 loan servicing portfolio will be included in the Parent's loan servicing portfolio as of the Closing Date except to the extent the failure to include such loans would not reasonably be expected to have a Material Adverse Effect on the Company. As of March 31, 2012: (a) the estimated total unpaid principal balance of the Parent's loan servicing portfolio was $16,850,945,500; (b) the estimated weighted average servicing fee for the Company's loan servicing portfolio was 23 basis points; and (c) the estimated weighted average remaining life of the Parent's loan servicing portfolio was 8.8 years, except in the case of (a), (b), or (c) for such inaccuracy as would not reasonably be expected to have a Material Adverse Effect on the Parent.

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ARTICLE 6
OTHER AGREEMENTS AND COVENANTS

        6.1    Conduct of Business.

          (a)   From the date hereof through the earlier of the termination of this Agreement or the Closing Date (the "Pre-Closing Period"), except as permitted by this Agreement or as set forth on Section 6.1(a) to the Company Disclosure Letter, the Company shall, and the Seller shall cause the Company to, conduct its business only in the Ordinary Course; provided, however, notwithstanding anything in this Agreement to the contrary, to the extent permitted by applicable Law, the Company shall be permitted to distribute Cash and Cash Equivalents to Seller prior to the Closing Date unless Seller reasonably determines, in good faith, that such distribution would result in an Estimated Working Capital Deficit as of the Closing Date. Without limiting the generality of the foregoing, during the Pre-Closing Period, except as permitted by this Agreement or as set forth on Section 6.1(a) to the Company Disclosure Letter, the Company shall (i) maintain its existence in good standing, (ii) maintain the general character of its business and conduct its business in a commercially reasonable manner, (iii) maintain proper business and accounting records relative to its business, (iv) use commercially reasonable efforts to preserve relationships with customers, suppliers, investors and insurers, (v) use commercially reasonable efforts to maintain its assets in good condition and repair, ordinary wear and tear excepted, and (vi) maintain presently existing insurance coverage with respect to its business.

          Without limiting the generality of the foregoing, during the Pre-Closing Period, except as permitted by this Agreement or as set forth on Section 6.1(a) to the Company Disclosure Letter, the Company shall not, and the Seller shall cause the Company not to, without the prior written consent of Parent (not to be unreasonably withheld, delayed or conditioned) do any of the following:

              (i)  enter into any Company Material Agreement or terminate or amend or modify in any material respect any existing Company Material Agreement other than in the Ordinary Course;

             (ii)  enter into or amend or renew any individual employment agreements with any current or prospective employee other than at-will non-key employees, except for replacement employee hires;

            (iii)  grant any salary or wage increase or increase any employee benefit for any current or prospective employee (including incentive or bonus payments) other than regularly scheduled salary or wage increases of up to 3.0% in aggregate amount from those existing on the date hereof, except in either case to satisfy previously disclosed contractual obligations existing as of the date hereof or in connection with replacement employee hires;

            (iv)  sell, transfer, assign or otherwise dispose of or encumber any of its assets in one transaction or a series of related transactions having a value in excess of $100,000 except in the Ordinary Course;

             (v)  cancel any debt owed to the Company or waive or compromise any claim or right in one transaction or a series of related transactions having a value in excess of $50,000;

            (vi)  make any capital expenditure or commitment relating to its business in excess of $25,000 individually, or $100,000 in the aggregate, other than expenditures necessary to maintain in good repair existing assets;

           (vii)  except in the Ordinary Course with respect to the Warehouse Lines, incur, assume or guarantee any Indebtedness other than Indebtedness that will be repaid at or prior to the Closing Date;

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          (viii)  issue, sell or agree to issue or sell (a) any shares of the equity securities of the Company or (b) any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any equity securities of the Company;

            (ix)  declare, set aside or pay any dividend or distribute any noncash property or securities in respect of its capital stock, or purchase, redeem or otherwise acquire any shares of its capital stock or other securities;

             (x)  purchase any material assets or securities of any Person other than in the Ordinary Course or enter into any material joint venture, partnership or other similar arrangement;

            (xi)  purchase new mortgage servicing rights,

           (xii)  sell mortgage servicing rights in an aggregate amount in excess of $333,333 during each one month period beginning on the date hereof and ending on the Closing Date (the "Mortgage Servicing Sale Cap");

          (xiii)  terminate, cancel or amend any material insurance coverage maintained by Seller or the Company with respect to the assets or activities of the Company's business which is not replaced by an adequate amount of insurance coverage at reasonable cost;

          (xiv)  merge or consolidate with or into any other Person or permit any other Person to merge or consolidate with or into it; or

           (xv)  make any material Tax elections without the prior written consent of the Purchaser, which shall not be unreasonably withheld.

          (b)   During the Pre-Closing Period, except as permitted by this Agreement, each of the Parent and the Purchaser will conduct its business only in the Ordinary Course. Without limiting the generality of the foregoing, during the Pre-Closing Period, except as permitted by this Agreement, Parent and Purchaser (and their respective Subsidiaries) shall (i) maintain its existence in good standing, (ii) maintain the general character of its business and conduct its business in a commercially reasonable manner, (iii) maintain proper business and accounting records relative to its business, (iv) use commercially reasonable efforts to preserve relationships with customers, suppliers, investors and insurers, (v) use commercially reasonable efforts to maintain its assets in good condition and repair, ordinary wear and tear excepted, and (vi) maintain presently existing insurance coverage with respect to its business. Without limiting the generality of the foregoing, prior to the Closing, except as permitted by this Agreement, neither the Parent nor the Purchaser shall, and each of them shall cause their respective Subsidiaries not to, without the prior written consent of Seller (not to be unreasonably withheld, delayed or conditioned) do any of the following:

              (i)  except in the Ordinary Course under Warehouse Lines existing on the date hereof, incur, assume or guarantee or otherwise become responsible for any Indebtedness in excess of $83,000,000 of Indebtedness contemplated by the Debt Commitment Letter and up to an additional $50,000,000 for working capital purposes;

             (ii)  declare, set aside or pay any dividend or distribute cash, capital stock or other property or securities in respect of its capital stock or purchase, redeem or otherwise acquire any shares of its capital stock or other securities, except in each case in connection with payments made to employees of the Parent Companies in connection with the vesting of restricted Parent Common Stock held by such employees;

            (iii)  issue, sell or agree to issue or sell (a) any shares of the equity securities of the Parent or any of its Subsidiaries or (b) any securities convertible into, or options with respect to, or warrants to purchase or rights to subscribe for, any equity securities of the Parent or

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    any of its Subsidiaries, except in each case (A) as expressly contemplated by this Agreement, (B) upon the exercise of Parent Options issued prior to the Pre-Closing Period, or (C) for issuances of Parent Options and Parent Restricted Stock to directors and nonexecutive employees of any of the Parent Companies as hiring or retention incentive compensation in a manner consistent with past practice;

            (iv)  sell, transfer, assign or otherwise dispose of or encumber any of its assets in one transaction or a series of related transactions having a value in excess of $100,000 except in the Ordinary Course;

             (v)  purchase any material assets or securities of any Person other than in the Ordinary Course or enter into any material joint venture, partnership or other similar arrangement;

            (vi)  terminate, cancel or amend any material insurance coverage maintained by Parent with respect to the assets or activities of the Parent and its Subsidiaries' business which is not replaced by an adequate amount of insurance coverage at reasonable cost; or

           (vii)  make any material Tax elections.

        6.2    Access.

          (a)   During the Pre-Closing Period, the Purchaser will have the right to conduct, during normal business hours and upon reasonable prior notice, such inspections as it may reasonably require for purposes of obtaining the Financing, obtaining requisite Consents and Governmental Approvals, monitoring the business and affairs of the Company and otherwise completing the transactions contemplated hereby with respect to the Company and its business, including all operational, legal, regulatory and financial matters relating to the Company and its business. During the Pre-Closing Period, the Company shall permit the Purchaser and its representatives to (i) inspect all of the foregoing, (ii) have reasonable access to the officers and employees of the Company with the prior written consent of Seller (which discussions shall not be deemed by the Company to be a violation of any confidentiality agreement) and (iii) request additional information concerning all of the foregoing, and the Company will, and will use commercially reasonable efforts to cause such officers, employees and other Persons to, reasonably cooperate with such inspections, and promptly respond to any requests for additional information. All of the requirements of this Section 6.2(a) shall be subject to: (A) any prohibitions or limitations of applicable Law, (B) the terms of any Contract entered into prior to the date hereof to which Seller or the Company is a party to the extent compliance with this Section 6.2(a) would reasonably be expected to violate the terms of such Contract (it being agreed that the Seller and the Company shall use its reasonable efforts to comply with this Section 6.2(a) in a manner that does not cause such violation or prohibition) and (C) any restrictions which the Company reasonably believes upon the advice of outside counsel are necessary to preserve the attorney-client privilege of the Company.

          (b)   During the Pre-Closing Period, the Company will have the right to conduct, during normal business hours and upon reasonable prior notice, such inspections as it may reasonably require for purposes of obtaining requisite Consents and Governmental Approvals, monitoring the business and affairs of Parent and otherwise completing the transactions contemplated hereby with respect to the Parent Companies and their respective businesses, including all operational, legal, regulatory and financial matters relating to the Parent Companies and their respective businesses. During the Pre-Closing Period, Parent shall and shall cause its Subsidiaries to, permit the Company and its representatives to (i) inspect all of the foregoing, (ii) have reasonable access to the officers and employees of such entity with the prior written consent of Parent or its Subsidiaries, as applicable (which discussions shall not be deemed by Parent or the Purchaser to be a violation of any confidentiality agreement) and (iii) request additional information concerning all

46

  of the foregoing, and Parent shall, and shall use commercially reasonable efforts to cause such officers, employees and other Persons to, reasonably cooperate with such inspections, and promptly respond to any requests for additional information hereunder. All of the requirements of this Section 6.2(b) shall be subject to: (A) any prohibitions or limitations of applicable Law, (B) the terms of any Contract entered into prior to the date hereof to which any Parent Company is a party to the extent compliance with this Section 6.2(b) would reasonably be expected to violate the terms of such Contract (it being agreed that Parent and the Purchaser shall use their reasonable efforts to comply with this Section 6.2(b) in a manner that does not cause such violation or prohibition) and (C) any restrictions which Parent reasonably believes upon the advice of outside counsel are necessary to preserve the attorney-client privilege of any Purchaser Company.

        6.3    Non-Negotiation.     Each of the Seller and the Company covenants and agrees that during the Pre-Closing Period neither it nor any of its respective Affiliates, nor any representatives, officers, directors, equity holders, employees or other agents of any of the foregoing, will initiate, solicit, negotiate, discuss, enter into any agreement with respect to the potential sale of the Company, or a substantial interest therein (or any other transaction that would be inconsistent with the transaction contemplated hereby), whether by a sale of assets or stock, merger, recapitalization, reorganization or other transaction, or provide any information to any third party in connection with any such potential transaction. Consistent therewith, each of the Seller and the Company and its representatives will immediately terminate any existing activities or discussions with all parties other than Parent and the Purchaser with respect to any such transactions. Further, each of the Seller and the Company agrees that it will disclose to the Purchaser any offers or inquiries it receives regarding any such proposal or offer during the Pre-Closing Period.

        6.4    Affiliate Transactions.

          (a)   Except as set forth in Section 6.4(a) of the Company Disclosure Letter, the Company shall terminate, cancel and discharge, without payment or other satisfaction all Affiliate Transactions (other than salary or other compensation or benefits under Employee Benefit Plans paid or payable in the Ordinary Course to employees of the Company, in each case, in consideration for bona fide services performed by such employees) on or prior to the Closing Date.

          (b)   On or prior to the Closing Date, Parent and Purchaser agree and acknowledge that the Contracts set forth on Section 6.4(b) of the Company Disclosure Letter shall be amended or terminated in Seller's sole discretion provided that such amendment or terminate does not increase the Company's obligations or Liabilities thereunder.

        6.5    Preparation of Proxy Statement; Stockholder Meetings.

          (a)   As promptly as reasonably practicable following the date of this Agreement, Parent shall prepare and cause to be filed with the SEC a preliminary Proxy Statement, and shall use its reasonable best efforts to have the preliminary Proxy Statement cleared by the SEC for delivery to Parent's stockholders as promptly as practicable. Each of the Company and Parent shall furnish all information (including financial statements and, subject to such auditor's approval, auditor's consents) concerning itself, Parent's Subsidiaries and the respective holders of such party's capital stock or other equity securities to the other and provide such other assistance as may be reasonably requested by the other in connection with the preparation, filing and distribution of the Proxy Statement. Parent shall promptly notify the Seller upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement, and shall promptly provide the Seller with copies of all correspondence between it and its representatives, on one hand, and the SEC, on the other hand. Parent shall use its reasonable best efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement and to cause the Proxy Statement and all required amendments and supplements

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  thereto to be mailed to the holders of Parent Common Stock entitled to vote at the Parent Stockholders' Meeting as promptly as reasonably practicable after the day Parent is notified by the SEC that it will not be reviewing the Proxy Statement or that it has no further comments on the preliminary Proxy Statement. Notwithstanding the foregoing, prior to mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, Parent (i) shall provide the Seller an opportunity to review and comment on such document or response (including the proposed final version of such document or response) and (ii) shall reflect in such document or response all comments reasonably proposed by the Seller. Parent shall also comply with and take any other action required to be taken under the Securities Act, the Exchange Act, the NYSE, the MGCL, any applicable foreign or state securities or "blue sky" Laws, and the Laws, rules and regulations thereunder, in connection with the filing and distribution of the Proxy Statement, the solicitation of proxies from Parent Stockholders thereunder and the issuance of Parent Common Stock pursuant to this Agreement, and the Company shall furnish all information concerning the Company and the holders of its capital stock as may be reasonably requested in connection with any such actions.

          (b)   If, at any time prior to the Closing, any information relating to the Company or Parent, or any of their respective Affiliates, shall be discovered by the Company or Parent which, in the reasonable judgment of the Company or Parent, should be set forth in an amendment of, or a supplement to, the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other Parties, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Proxy Statement and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to stockholders of the Company and the stockholders of Parent. Nothing in this Section 6.5(b) shall limit the obligations of any Party under Section 6.5(a). For purposes of Section 4.21, Section 5.13 and this Section 6.5, any information contained in the Proxy Statement concerning or related to the Company or its Affiliates which has been specifically provided by the Company for inclusion therein will be deemed to have been provided by the Company, and any information concerning or related to Parent, its Affiliates or the Parent Stockholders Meeting which has been specifically provided by Parent for inclusion therein or otherwise approved by Parent will be deemed to have been provided by Parent.

        6.6    Parent Stockholders' Meeting.

          (a)   Parent shall take all action necessary, required and within its powers under applicable Laws to cause the Proxy Statement promptly (and, in any event, within 10 days of the SEC's approval of the Proxy Statement) to be mailed to the Parent Stockholders and to call, give notice of and hold a meeting of the Parent Stockholders to vote on the Parent Stockholder Approval Matter (such meeting, the "Parent Stockholders' Meeting"). The Parent Stockholders' Meeting shall be held as promptly as reasonably practicable, provided that Parent shall hold the Parent Stockholders' Meeting not later than the date that is thirty (30) days following the mailing of the Proxy Statement to the Parent Stockholders entitled to vote at the Parent Stockholders' Meeting. The Parent Stockholders' Meeting shall be subject to adjournments for up to twenty (20) additional days solely to the extent necessary to solicit additional proxies if the Required Parent Stockholder Vote is not obtained as of the initial Parent Stockholders' Meeting date. Parent shall ensure that all proxies solicited in connection with the Parent Stockholders' Meeting are solicited in compliance with applicable Laws.

          (b)   Parent agrees that, subject to Section 6.6(c): (i) the Parent Board shall unanimously recommend that the Parent Stockholders vote to approve the Parent Stockholder Approval Matter and shall use commercially reasonable efforts to solicit such approval within the timeframe set

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  forth in Section 6.6(a) above; (ii) the Proxy Statement shall include a statement to the effect that the Parent Board unanimously recommends that the Parent Stockholders vote to approve the Parent Stockholder Approval Matter (the unanimous recommendation of the Parent Board that the Parent Stockholders vote to approve the Parent Stockholder Approval Matter being referred to as the "Parent Board Recommendation"); and (iii) the Parent Board Recommendation shall not be withdrawn or modified in any manner, and no resolution by the Parent Board or any committee thereof to withdraw or modify the Parent Board Recommendation in any manner shall be adopted or proposed.

          (c)   Notwithstanding anything to the contrary contained in Section 6.6(b), at any time prior to the Parent Stockholder Approval by the Parent Stockholders pursuant to the Required Parent Stockholder Vote, the Parent Board may withhold, amend, withdraw or modify the Parent Board Recommendation in a manner adverse to the Company if, but only if, the Parent Board determines in good faith, based on such matters as it deems relevant and based on the advice of its outside legal counsel, that the failure to withhold, amend, withdraw or modify such recommendation would result in a breach of its fiduciary duties under applicable Laws (a "Change in Recommendation"); provided, that the Seller receives written notice from Parent confirming that the Parent Board has determined to change its recommendation at least two (2) Business Days in advance of the Parent Board Recommendation being so withdrawn, withheld, amended or modified in a manner adverse to the Seller.

          (d)   Parent's obligation to call, give notice of and hold the Parent Stockholders' Meeting in accordance with Section 6.6(a) shall not be limited or otherwise affected by any Change in Recommendation.

        6.7    Efforts to Close; Regulatory and Other Authorizations; Consents.

          (a)   Subject to the terms and conditions of this Agreement and the Transaction Documents, each of the Parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things (whether prior or subsequent to the Closing) as may be necessary to consummate and make effective as promptly as practicable the transactions contemplated hereby and thereby.

          (b)   Parent and the Seller shall (and shall cause their applicable Affiliates to) (i) promptly make all filings and notifications with, and use their commercially reasonable efforts to, obtain all authorizations, consents, orders and approvals of, all Governmental Authorities that may be or become necessary for their respective execution and delivery of, and the performance of their respective obligations pursuant to, and the consummation of the transactions contemplated by, this Agreement and the Transaction Documents (including an appropriate filing of a notification and report form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement and obtaining early termination or expiration of the "waiting period" (as defined by the HSR Act and the Rules promulgated thereunder)) (collectively, "Governmental Approvals"), (ii) cooperate with the reasonable requests of each other in promptly seeking to obtain all such Governmental Approvals and (iii) take all commercially reasonable actions as may be reasonably necessary to obtain such Governmental Approvals. No Party shall take any action that would reasonably be expected to have the effect of delaying, impairing or impeding the receipt of any Governmental Approvals.

          (c)   The Parties shall promptly notify each other of any substantive communication either of them receives from any Governmental Authority, and shall permit each other to review in advance any proposed substantive communication to any Governmental Authority, in each case relating to such Governmental Authority's review of the transactions contemplated hereby under the HSR Act. No Party shall agree to participate in any meeting with any Governmental Authority relating to such Governmental Authority's review of the transactions contemplated hereby under the

49

  HSR Act unless such Party consults with the other Parties in advance and, to the extent permitted by such Governmental Authority, gives the other Parties the opportunity to attend and participate at such meeting. The Parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as such Parties may reasonably request in connection with the foregoing. In no event shall any Party be obligated to provide to any other Party any portion of its HSR notification filing not customarily furnished to another party in connection with HSR filings.

          (d)   Each Party agrees that it shall, to the extent necessary to obtain any waiver or Consent from any Antitrust Authority required to consummate the transactions contemplated by this Agreement or to avoid the entry of or have lifted, vacated or terminated any award, writ, injunction, judgment, order or decree entered, issued, made or rendered by any Antitrust Authority that is in effect and has the effect of making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, take (and cause their respective Subsidiaries to take) all actions necessary to avoid or eliminate each and every impediment under any Antitrust Laws so as to enable the closing to occur as soon as reasonably possible (and in any event no later than the Outside Date) including (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of such businesses, product lines or assets of the Company, Parent and their respective Subsidiaries and (ii) otherwise taking or committing to take actions that after the Closing Date would limit Parent's or its Subsidiaries freedom of action with respect to, or its or their ability to retain, one or more of the businesses, product lines or assets of the Company; provided, however, neither Parent nor Seller shall be required to take or cause any of its Subsidiaries to take any actions with respect to their respective assets or businesses if any action or all of such actions taken together have, or would reasonably be expected to have, a Material Adverse Effect on the applicable Party and its Subsidiaries. In addition, each Party agrees to litigate or oppose any Governmental Authority in court or administrative proceedings concerning the Parties' entitlement to Governmental Approvals or regulatory clearances for the transactions contemplated hereby and, in the event of any such litigation or opposition, each of Parent and Purchaser , on the one hand, and Seller , on the other hand, shall pay 50% of all fees and expenses (including attorneys' fees) incurred in connection therewith.

          (e)   Except in connection with communications and meetings with Governmental Authorities in the Ordinary Course and for matters covered by Section 6.7(c), (i) the Parties shall promptly notify each other of any substantive communication either of them receives from any Governmental Authority relating to the matters that are the subject of this Agreement and shall permit each other to review in advance any proposed substantive communication to any Governmental Authority, and (ii) no Party shall agree to participate in any meeting with any Governmental Authority relating to the matters that are the subject of this Agreement unless such Party consults with the other in advance and, to the extent permitted by such Governmental Authority, gives the other the opportunity to attend and participate at such meeting. The Parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as such Parties may reasonably request in connection with the foregoing.

          (f)    The Company and Parent shall work together in good faith to identify material Contracts and/or Permits of the Company and/or the Parent Companies that require that consent be obtained, or notice be provided, to ensure that such Contracts and/or Permits will continue in full force and effect without any change or modification after the consummation of the transactions contemplated by this Agreement and the Transaction Documents. The Company or Parent, as applicable, shall use its commercially reasonable efforts to obtain such written consents, authorizations and approvals or to provide such notices.

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        6.8    Notices of Certain Events.

          (a)   During the Pre-Closing Period, each of the Seller and the Company shall promptly notify the Purchaser of any of the following which occur during the Pre-Closing Period or are received during the Pre-Closing Period by the Seller or the Company:

              (i)  any notice or other communication of which the Seller or the Company has Knowledge, from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

             (ii)  any notice or other communication of which the Seller or the Company has Knowledge, from any Governmental Authority delivered in connection with the transactions contemplated by this Agreement;

            (iii)  any actions, suits, Claims, investigations or proceedings commenced or, to the Company's Knowledge, threatened against, relating to or involving or otherwise affecting the Company, that relate to the consummation of the transactions contemplated by this Agreement;

            (iv)  any denial or dispute of any material claim for coverage under any Insurance Policy where the claimed amount would reasonably be expected to exceed the self-insured retention or deductible;

             (v)  any notice of cancellation or intent to cancel or increase or intent to materially increase premiums with respect to the Insurance Policies;

            (vi)  any inaccuracy in or breach of any representation, warranty or covenant of the Seller or the Company or any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Sections 7.1 and 7.2 impossible or not reasonably likely to be satisfied; and

           (vii)  any entry of the Company into, or amendment by the Company of, any Affiliate Transactions.

  No such notice shall be deemed to supplement or amend the Company Disclosure Letter for the purpose of (i) determining the accuracy of any of the representations and warranties made by the Seller or the Company in this Agreement, or (ii) determining whether any of the conditions set forth in Article 7 (other than the condition set forth in Section 7.2(b) as to compliance with this Section 6.8(a)) has been satisfied.

          (b)   During the Pre-Closing Period, the Purchaser shall promptly notify the Seller of any of the following which occur during the Pre-Closing Period or are received during the Pre-Closing Period by Parent or the Purchaser:

              (i)  any notice or other communication of which Parent has Knowledge from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

             (ii)  any notice or other communication of which Parent has Knowledge from any Governmental Authority delivered in connection with the transactions contemplated by this Agreement;

            (iii)  any actions, suits, Claims, investigations or proceedings commenced or, to the Parent's Knowledge, threatened against, relating to or involving or otherwise affecting Parent, that relate to the consummation of the transactions contemplated by this Agreement;

            (iv)  any inaccuracy in or breach of any representation, warranty or covenant of Parent or the Purchaser or any event, condition, fact or circumstance that would make the timely

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    satisfaction of any of the conditions set forth in Sections 7.1 and 7.3 impossible or not reasonably likely to be satisfied.

  No such notice shall be deemed to supplement or amend the Parent Disclosure Letter for the purpose of (i) determining the accuracy of any of the representations and warranties made by Parent or Purchaser in this Agreement, or (ii) determining whether any of the conditions set forth in Article 7 (other than the condition set forth in Section 7.3(b) as to compliance with this Section 6.8(b)) has been satisfied.

        6.9    Tax Matters.

          (a)    Payment of Taxes.     Except as otherwise provided in this Section 6.9, the Seller shall retain liability for, shall pay, and shall indemnify and hold Parent and the Purchaser harmless from and against, all Taxes with respect to the Company that relates to any taxable period ending on or before the Closing Date or that relate to the portion of the Straddle Period ending on the Closing Date. The Seller shall be entitled to any refund of Taxes for all Taxes which the Seller has paid and not been reimbursed by Parent or the Purchaser, or for which the Seller has reimbursed Parent or the Purchaser, with respect to the Company that relates to taxable periods ending on or before the Closing Date or that relate to the portion of the Straddle Period ending on the Closing Date. Except as otherwise provided in this Section 6.9(a), the Purchaser shall pay, and shall indemnify and hold the Seller harmless from and against (a) all Taxes with respect to the Company that relates to any taxable period beginning after the Closing Date or that relate to the portion of the Straddle Period beginning after the Closing Date. Each of Parent and the Purchaser shall be entitled to any refund of Taxes for all Taxes which either such entity has paid and not been reimbursed by the Seller, or for which the Parent or the Purchaser has reimbursed the Seller, with respect to the Company that relates to taxable periods beginning after the Closing Date or that relate to the portion of the Straddle Period beginning after the Closing Date.

          (b)    Straddle Period.     Parent, at its sole cost and expense, shall prepare, or cause to be prepared, and file, or cause to be filed, all non-income Tax Returns including Tax Returns with respect to Transfer Taxes that are required to be filed with respect to the Company for any Straddle Period ("Straddle Period Non-Income Tax Returns"), and Parent shall pay all such non-income Taxes for such Straddle Period. For purposes of this Agreement, with respect to any non-income Taxes for a Straddle Period that are imposed on a periodic basis (including ad valorem, real property and personal property taxes), (i) the portion of such Taxes attributable to the portion of the taxable period ending on the Closing Date shall be determined by multiplying the entire Tax for the Straddle Period by a fraction, the numerator of which is the number of days in the portion of the Straddle Period ending on the Closing Date and the denominator of which is the number of days in the Straddle Period, and (ii) the portion of such Taxes attributable to the portion of the Straddle Period beginning after the Closing Date shall be determined by multiplying the entire Tax for the Straddle Period by a fraction, the numerator of which is the number of days in the portion of the Straddle Period beginning the day after the Closing Date and ending on the last date of the Straddle Period and the denominator of which is the number of days in the Straddle Period.

          (c)    Cooperation on Tax Matters.

              (i)  Parent and the Seller shall, and shall cause their respective Affiliates to, cooperate fully, as and to the extent reasonably requested by the other Parties, in connection with any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the request of another Party) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

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             (ii)  Parent and the Seller further agree, upon request, to use commercially reasonable efforts, upon request by another Party, to obtain any certificate or other document from any Tax Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including without limitation any Tax with respect to the transactions contemplated hereby).

          (d)    Transfer Taxes.     All sales, transfer, documentary, registration and other similar such Taxes (including, without limitation, charges for or in connection with the recording of any instrument or document as provided in this Agreement, but excluding any Taxes that are based on or measured by income or gain) ("Transfer Taxes") payable in connection with the transactions contemplated by this Agreement shall be timely paid 50% by the Purchaser and 50% by the Seller. Purchaser shall prepare, or cause to be prepared, and file, or cause to be filed, all Tax Returns that are required to be filed with respect to the Company with respect to Transfer Taxes payable in connection with the transactions contemplated by this Agreement. The Purchaser and the Seller shall each cooperate in providing the other with all information reasonably required by such party in connection with the preparation and filing of such Tax Returns.

          (e)    Allocation of Seller's Consideration.     Within thirty (30) days following the Closing, the Seller shall, in good faith consultation with the Purchaser, identify a Valuation Expert reasonably satisfactory to the Purchaser to determine the fair market value of the Stock Consideration, which fair market value may, if in the view of the Valuation Expert doing so is appropriate, reflect restrictions on the liquidity of the Stock Consideration as a block. The Valuation Expert may consult with the Seller and the Purchaser in the course of making its determination, and Seller and Purchaser shall each reasonably cooperate with the Valuation Expert and supply the Valuation Expert with such information as it may reasonably request. Within fifteen (15) days after it has been appointed, the Valuation Expert shall by the terms of its agreement with the Seller and Purchaser inform in writing the parties as to its determination of the fair market value of the Stock Consideration and the reasons therefor. The Seller will bear one hundred percent (100%) of the fees and expenses of the Valuation Expert.

        6.10    Parent Board Designees.

          (a)   Prior to the Closing, Parent shall cause Parent Board and the Nominating and Corporate Governance Committee of the Parent Board to take all actions (including making any filings and disclosures, and taking any other actions, necessary to comply with applicable Law and NYSE Rules) so that, at any time following the Closing, without any further action by Parent or the Parent Board, Seller shall have the right to cause (i) the Parent Board to be increased from eight (8) members to eleven (11) members and (ii) up to two (2) individuals designated by the Seller or its equityholders, as soon as reasonably possible after the date on which Seller or its equityholders elects to exercise such right (and in any event not later than two (2) days thereafter (each such individual, and any successor thereto, substitute therefor or replacement thereof designated by the Seller or its equityholders as provided herein, being referred to herein as a "Board Designee" and collectively as the "Board Designees") become members of the Parent Board, filling the vacancies created by the increase in the size of the Parent Board.

          (b)   Promptly following the request of the Parent Board or the Nominating and Corporate Governance Committee thereof (which request shall, in the case of any individual designated by the Seller pursuant to Section 6.10(a), be deemed to have been made immediately upon such designation), any individual designated by the Seller for election (including pursuant to Section 6.10(a)) as a director shall (i) furnish (A) a completed director and officer questionnaire with respect to the background and qualifications of such person, substantially in the form provided to and requested to be completed by the then current members of the Parent Board, and (B) such nominee's consent to Parent's engaging in a background check of such nominee

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  (including through a third party investigation firm), and information reasonably necessary to complete such a background check, in a manner consistent with background checks customarily engaged in by Parent for prospective new members of the Parent Board, and (ii) make himself or herself available for interviews by the Parent Board (and/or the Nominating and Corporate Governance Committee thereof). Notwithstanding anything to the contrary in this Section 6.10, in the event that the Parent Board determines in good faith, after consideration by the Nominating and Corporate Governance Committee of the Parent Board and consultation with outside legal counsel, that its nomination, appointment or election of a particular Board Designee (including a Board Designee designated by the Seller from the list of potential candidates set forth on Schedule C pursuant to Section 6.10(a)) would constitute a breach of its fiduciary duties to the Parent Stockholders (provided that any such determination with respect to any individual designated by the Seller pursuant to Section 6.10(a) shall be made no later than forty-five (45) days after the individual's compliance with the first sentence of this Section 6.10(b)), then the Parent Board shall inform the Seller of such determination in writing and explain in reasonable detail the basis for such determination and shall nominate another individual designated for nomination, election or appointment to the Parent Board by the Seller (subject in each case to this Section 6.10(b)) and the Parent Board and Parent shall take all of the actions required by this Section 6.10 with respect to the election of such substitute Board Designee, effective immediately following the Seller's request to appoint such substitute Board Designee. It is hereby acknowledged and agreed that the fact that a particular Board Designee is an affiliate, director, professional or agent of the Seller or of any of its Affiliates, shall not in and of itself constitute an acceptable basis for such a determination by Parent Board.

          (c)   Subject to Section 6.10(d), at the annual meeting of shareholders of Parent to be held during the 2013 and 2014 calendar years, or at any special meeting of shareholders of Parent held prior to Parent's 2014 annual meeting of shareholders at which directors of Parent are to be elected, or at any taking of action by written consent of shareholders of the Company prior to Parent's 2014 annual meeting of shareholders with respect to which directors of Parent are to be elected (each a "Director Election"), the Seller shall have the right (but not the obligation) to designate two (2) nominees for election to the Board of Directors (such nominee, the "Seller Nominees") at such Director Elections. At or prior to any Director Election: (i) Parent's Nominating and Corporate Governance Committee (or any other committee exercising a similar function) shall recommend to the Parent Board the nomination of the Seller Nominees for election to the Parent Board, and (ii) the Parent Board shall recommend to the Parent Stockholders the election of the Seller Nominees to the Parent Board. Parent shall exercise all authority under applicable Law to cause the Seller Nominees to be elected to the Parent Board at any Director Election, including, without limitation, using its reasonable efforts to solicit from the shareholders of Parent eligible to vote in the election of directors of Parent proxies in favor of the Seller Nominee.

          (d)   At any time that Seller and its Affiliates (which, solely for purposes of this Section 6.10, shall include Fortress Investment Group LLC and its Affiliates) cease to collectively own, directly or indirectly, at least 20% of the Parent Common Stock outstanding as of the Closing Date (after giving effect to the transactions contemplated hereby), Seller shall forfeit the right to nominate and appoint one (1) Board Designee, effective as of the next Parent Stockholder Meeting at which directors are elected. At any time that Seller and its Affiliates (which, solely for purposes of this Section 6.10, shall include Fortress Investment Group LLC and its Affiliates) cease to collectively own, directly or indirectly, at least 10% of the Parent Common Stock outstanding as of the Closing Date (after giving effect to the transactions contemplated hereby), Seller shall forfeit the right to nominate and appoint one (1) Board Designee, effective as of the next Parent Stockholder Meeting at which directors are elected. Each Seller Nominee shall be entitled to receive the same

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  annual cash and equity consideration as is paid to the other directors of the Parent Board during any year during which such Seller Nominee serves on the Parent Board.

          (e)   Any Board Designee shall be subject to applicable confidentiality requirements and other policies of Parent generally applicable to members of the Parent Board (including Parent's insider trading and disclosure policies) as in effect from time to time, at any time while he or she is on the Parent Board to the same extent as the other directors on the Parent Board. With respect to each Board Designee, Parent shall enter into an indemnification agreement with and for the benefit of such Board Designee, in each case, in form and substance that is no less favorable to such Board Designee as the most director favorable indemnification agreement to which Parent is a party as of the date of this Agreement. The Seller shall be entitled to assign any or all of its rights hereunder to any of its Affiliates.

        6.11    Financing.

          (a)   During the Pre-Closing Period, the Company shall provide, and shall use commercially reasonable efforts to cause its representatives, including legal and accounting advisors, to provide, commercially reasonable cooperation requested by the Purchaser in connection with the Financing (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company), including (i) participation in a reasonable number of meetings, presentations, due diligence sessions and sessions with rating agencies, (ii) providing access to materials reasonably required in connection with the Financing, (iii) assisting with the preparation of materials for bank information memoranda and similar documents required in connection with the Financing, (iv) at Closing executing and delivering any pledge and security documents, other definitive financing documents, or other certificates or documents as may be reasonably requested by the Purchaser, (v) reasonably facilitating the pledging of collateral on or after the Closing, (vi) furnishing the Purchaser and its Financing sources (the "Financing Sources") as promptly as practicable with such financial and other pertinent information regarding the Company as may be reasonably requested by the Purchaser, (vii) using commercially reasonable efforts to obtain accountants' comfort letters, as reasonably requested by the Purchaser, (viii) using commercially reasonable efforts to provide monthly financial statements (excluding footnotes) within thirty (30) days of the end of each month prior to the Closing Date, (ix) taking all actions reasonably necessary to (A) permit the prospective lenders involved in the Financing to evaluate the Company's current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements, B) at Closing establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing, and (C) at Closing provide insurance certificates and endorsements as required by prospective lenders involved in the Financing, and (x) taking all organizational actions, subject to the occurrence of the Closing, reasonably necessary to permit the consummation of the Financing and to permit the proceeds thereof to be made available to the Purchaser immediately following the Closing; provided, that, notwithstanding anything to the contrary in this Section 6.11(a), the Company shall not be required to approve or execute any agreements, certificates or other documents or take any other action that is binding on, or creates any obligation or liability of, the Company, in each case, relating to the Financing prior to the Closing.

          (b)   All non-public or otherwise confidential information regarding the Company obtained by the Purchaser or its representatives or Financing Sources pursuant to this Section 6.11 shall be kept confidential in accordance with the Confidentiality Agreement; provided, however, that the Purchaser and its representatives shall be permitted to disclose information as necessary and consistent with customary practices in connection with the Financing upon the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

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          (c)   Purchaser shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Financing on the terms and conditions described in the Debt Commitment Letter, including using reasonable best efforts to (i) maintain in effect the Debt Commitment Letter, (ii) negotiate definitive agreements with respect thereto on terms and conditions contemplated by the Debt Commitment Letter and execute and deliver to the Seller a copy thereof concurrently with such execution, (iii) satisfy on a timely basis all conditions applicable to Purchaser in the Debt Commitment Letter and the definitive agreements for the Financing and comply with its obligations thereunder, (iv) consummate the Financing contemplated by the Debt Commitment Letter at or prior to the Closing, including using its reasonable best efforts to satisfy the conditions to funding of the Financing and to instruct the lender and the other persons providing such Financing to provide such Financing upon satisfaction of such conditions, and (v) enforce its rights under the Debt Commitment Letter in the event of a breach by the financing sources that impedes or delays the Closing, including seeking specific performance of the parties thereunder. If all conditions to the lenders' obligations under the Debt Commitment Letter have been satisfied or, upon funding will be satisfied, Buyer shall use its reasonable best efforts to cause the lenders and the other Persons providing such Financing to fund on the Closing Date, the Financing required to consummate the transactions contemplated by this Agreement (including, in the Purchaser's judgment, by taking enforcement action, including seeking specific performance, to cause such lenders and the other Persons providing such Financing to fund such Financing). Purchaser shall refrain from taking, directly or indirectly, any action that would reasonably be expected to result in a failure of any of the conditions contained in the Debt Commitment Letter or in any definitive agreement related to the Financing. Purchaser shall keep the Seller reasonably informed of the status of its efforts to arrange the Financing. Purchaser shall not amend the Debt Commitment Letter in a manner that adversely affects Purchaser's ability to consummate the transactions contemplated by this Agreement in any material respect without Seller's prior written consent. If all conditions in the Debt Commitment Letter have been satisfied, Purchaser shall draw down on the Financing required to consummate the transactions contemplated by this Agreement.

          (d)   If any portion of the Financing becomes unavailable or Purchaser becomes aware of any event or circumstance that makes any portion of the Financing unavailable, in each case, on the terms and conditions contemplated in the Debt Commitment Letter, Purchaser shall promptly notify the Seller and Purchaser shall use its best efforts to arrange and obtain alternative financing from alternative financial institutions in an amount sufficient to consummate the transactions contemplated by this Agreement as promptly as practicable following the occurrence of such event. Purchaser shall deliver to the Seller true and complete copies of all agreements pursuant to which any such alternative source shall have committed to provide Purchaser with any portion of the Financing concurrently with the execution thereof.

          (e)   Purchaser shall give the Company prompt oral and written notice (but in any event not later than three Business Days after the occurrence) of (i) any material breach or potential breach by any party to the Debt Commitment Letter or of any condition which Purchaser believes is not likely to be satisfied, in each case, of which Purchaser becomes aware or any termination of the Debt Commitment Letter, (ii) the receipt of any written notice or other written communication from any Financing source with respect to any (A) breach, default, termination or repudiation by any party to any of the Commitment Letter or definitive agreements related to the Financing of any provisions of the Debt Commitment Letter or definitive agreements related to the Financing or (B) material dispute or disagreement between or among any parties to any of the Debt Commitment Letter or definitive agreements related to the Financing with respect to the obligation to fund the Financing or the amount of the Financing to be funded at the Closing, and (iii) if at any time for any reason Purchaser believes in good faith that it will not be able to obtain the Financing on the terms and conditions, in the manner or from the sources contemplated by the

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  Debt Commitment Letter or definitive agreements related to the Financing. As soon as reasonably practicable, but in any event within three Business Days of the date the Seller delivers to Purchaser a written request, Purchaser shall provide any information reasonably requested by the Seller relating to any circumstance referred to in clause (i), (ii) or (iii) of the immediately preceding sentence.

          (f)    If the Commitment Letter is amended, replaced, supplemented or otherwise modified, including as a result of obtaining alternative financing in accordance with Section 6.11(d), or if Purchaser substitutes other debt financing for all or a portion of the Financing, Purchaser shall comply with its covenants in Sections 6.11(c), 6.11(d) and 6.11(e) and this Section 6.11(f) with respect to the Commitment Letter as so amended, replaced, supplemented or otherwise modified and with respect to such other financing to the same extent that Purchaser would have been obligated to comply with respect to the Financing.

          (g)   Purchaser acknowledges and agrees that the obtaining of the Financing is not a condition to the Closing.

        6.12    Warehouse Lines.     With respect to the Warehouse Lines set forth in Section 6.12 of the Company Disclosure Schedule (the "Company Warehouse Lines"), effective as of the Closing, Parent shall (a) either purchase or cause to be purchased the outstanding loans under all such Company Warehouse Lines or replace all such Company Warehouse Lines and (b) with respect to each guaranty or similar credit support arrangement issued by Seller in relation to the Company Warehouse Lines (collectively, the "Support Obligations"), Parent or Purchaser shall provide guaranties or obtain, prior to the Closing, substitute credit support arrangements in replacement for all such Support Obligations and obtain a full release of all of Seller's Support Obligations, and shall procure that Seller and its Affiliates be fully released from its respective obligations under and all Liabilities with respect to the Support Obligations, in form and substance reasonably satisfactory to Seller.

        6.13    Interim Financial Statements and Statement of Net Debt.

          (a)   When available, but no later than the twentieth (20th) day after the last day of the prior month (the "Prior Month End") ending during the Pre-Closing Period, the Company shall provide the Purchaser with a copy of the following (in each case as of the Prior Month End), the unaudited balance sheet of the Company as of the Prior Month End and the related statement of income for the month then ended (the "Monthly Financial Statements"), including the Company's good faith calculation of each of the Company Working Capital and the Company's Indebtedness as of the Prior Month End.

          (b)    Quarterly Financial Statements.     Within forty-five (45) days following the end of each fiscal quarter that ends during the Pre-Closing Period, the Company shall provide the Purchaser with a copy of the unaudited balance sheets of the Company as of the end of such fiscal quarter and the related unaudited consolidated statement of income for such fiscal quarter and fiscal year-to-date period then ended (the "Quarterly Financial Statements").

        6.14    Material Letters Regarding Financial Statements.     The Company shall provide to the Purchaser, promptly upon receipt by the Company up until the Closing Date, all material letters received by the Company from its accountants with respect to the Financial Statements.

        6.15    Listing of Parent Common Stock.     Parent shall use its reasonable best efforts to cause the Parent Common Stock to be issued pursuant to this Agreement to be approved for listing on NYSE, subject only to notice of issuance, prior to the Closing.

        6.16    Transfer of Assets Used in the Business.     (a) Prior to the Closing, the Seller shall, and shall cause its Affiliates to, transfer, assign and deliver all of Seller's right, title and interest in and to the Company prior to the Closing of (i) the leases set forth on Schedule 6.16(a)(i), (ii) possession of the

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tangible personal property and fixtures used primarily in the business of the Company and located on the applicable leased premises of the Company as of the date hereof or as of the Closing, except as set forth on Schedule 6.16(a)(iii) and (ii) the Contracts set forth on Schedule 6.16(a)(iii).

          (b)   Prior to the Closing, the Company shall transfer, assign and deliver all of the Company's right, title and interest in and to the Seller prior to the Closing of (i) the leases set forth on Schedule 6.16(b)(i), (ii) the tangible personal property and fixtures used primarily in the business of the Seller and located on the applicable leased premises of the Seller as of the date hereof or as of the Closing, and (iii) the Contracts set forth on Schedule 6.16(b)(iii).

        6.17    Employee Matters.

          (a)    In General.     Prior to the Closing, the Seller and the Company shall cause the sponsorship of the Company's 401(k) plan and the other Employee Benefit Plans of the Company set forth in Section 6.17 of the Company Disclosure Letter to be transferred from the Company to the Seller or one of the Seller's Affiliates other than the Company. On and after the Closing, the employees of the Company shall cease to participate in the employee benefits plans and programs of the Seller and its Affiliates in accordance with the terms and conditions of such plans and programs. For the avoidance of doubt, all employees of the Company immediately prior to the Closing, including, without limitation, any such employees on approved leave of absence, sick leave, or short or long term disability leave ("Company Employees"), shall remain employees of the Company immediately following the Closing. During the period beginning on the Closing Date and ending on June 30, 2013, the Company shall honor in all respects, and the Parent and the Purchaser shall cause the Company to honor in all respects, its obligations under the 2012 CWCapital Employee Protection Plan, as in effect immediately prior to the Closing.

          (b)    WARN Act.     Until sixty (60) days following the Closing Date, the Company and the Purchaser shall be responsible for any obligation with respect to the Worker Adjustment and Retraining Notification Act or any similar state or local statute (collectively, "WARN") arising on or after the Closing. The parties hereto agree to cooperate in good faith to determine whether any notification may be required under WARN as a result of the transactions contemplated by this Agreement.

          (c)    Service and Participation in Parent Employee Benefit Plans     On and after the Closing, the Company Employees shall be covered by the Parent Employee Benefit Plans, subject to the terms and conditions of such Parent Employee Benefit Plans. The Purchaser and the Parent shall cause each Company Employee to receive credit for service with the Company and its Affiliates and predecessors under the applicable Parent Employee Benefit Plans, to the extent of participation therein, for purposes of eligibility, vesting and, with respect to vacation accrual and severance benefits, benefit accrual; provided, that in no event shall such service be credited with respect to benefit accruals under any defined benefit pension plan of the Parent or its Affiliates or to the extent it would result in the duplication of benefits.

        6.18    CW Capital Name.

        As of the Closing Date, Parent and Purchaser shall (a) change the name of the Company, such that it shall not include "CW" or any substantially similar name or derivation thereof and (b) cease, and cause the Company to cease, using the name "CW Capital" or any substantially similar name or derivation thereof; provided, however, in the case of (b), the Company shall be entitled to use the name CW Capital during the 60 day period immediately following the Closing Date, but solely to the extent that the Company and its employees have any business cards, letterhead or other correspondence bearing the name "CW Capital".

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ARTICLE 7
CONDITIONS PRECEDENT TO THE CLOSING; TERMINATION

        7.1    Mutual Conditions Precedent to Obligations of the Parties.     The mutual obligations of Parent and the Purchaser, on the one hand, and the Seller and the Company, on the other hand, under this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions:

          (a)    No Legal Obstruction.     No suit, action or proceeding by any Governmental Authority with respect to the transactions contemplated hereby shall be pending or threatened in writing and no order shall have been entered in any such suit, action or proceeding or in any suit, action or preceding by a third party with respect to the transactions contemplated hereby, in each case, that would have the effect of (i) making any of the transactions contemplated by this Agreement or the Transaction Documents illegal, (ii) otherwise preventing the consummation of such transactions or (iii) imposing limitations on such transactions and/or the ability of any Party to perform its obligations hereunder or under any Transaction Document.

          (b)    HSR Act.     Any waiting period (and any extension of such period) under the HSR Act applicable to the transactions contemplated by this Agreement shall have expired or shall have been terminated.

          (c)    Stockholder Approval.     The Parent Stockholder Approval Matter shall have been duly approved by the Required Parent Stockholder Vote.

          (d)    Third Party Consents.     The Seller shall have obtained the Consents listed in Schedule B.

        7.2    Conditions Precedent to Obligations of Parent and the Purchaser.     The obligations of Parent and the Purchaser under this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in whole or in part in writing in the sole discretion of the Purchaser:

          (a)    Performance.     The Seller and the Company shall have complied with and performed all of their respective obligations, covenants and agreements under this Agreement or any Transaction Document to be complied with or performed thereby in whole or in part prior to the Closing in all material respects.

          (b)    Representations and Warranties.     The representations and warranties of the Seller and the representations and warranties of the Company contained in this Agreement (other the representations and warranties contained in Section 4.2(a)), disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true and correct in all respects as of the date hereof and as of the Closing Date as if made at and as of the Closing Date (except that the accuracy of representations and warranties that expressly speak only as of a specified date will be determined as of such date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or have a material adverse effect on Seller's or the Company's ability to perform its obligations under this Agreement. The representations and warranties contained in Section 4.2(a) shall be true and correct in all respects as of the date hereof and as of the Closing Date as if made at and as of the Closing Date.

          (c)    No Material Adverse Effect.     No Material Adverse Effect on the Company, taken as a whole, shall have occurred since the date of this Agreement and be continuing on the Closing Date.

          (d)    Closing Deliveries.     The Purchaser shall have received correct and complete copies of all documents and other items to be delivered thereto under Section 3.2(a) through (h), (j) and (l) of this Agreement.

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          (e)    Consents and Approvals.     All approvals, authorizations and actions of, filings with and notices to any Governmental Authority (whether or not scheduled and including any Governmental Approvals) necessary to permit the Seller and the Company to perform their respective obligations under this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby and thereby, other than those Consents set forth on Schedule B, shall have been duly obtained, made or given, in form and substance reasonably satisfactory to the Purchaser except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or have a material adverse effect on Seller's or the Company's ability to perform its obligations under this Agreement.

        7.3    Conditions Precedent to Obligations of the Seller and the Company.     The obligations of the Seller and the Company under this Agreement to consu mmate the transactions contemplated hereby will be subject to the satisfaction, at or prior to the Closing, of all the following conditions, any one or more of which may be waived in whole or in part in writing in the sole discretion of the Seller and the Company:

          (a)    Performance.     Parent and the Purchaser shall have complied with and performed all of its obligations, covenants and agreements under this Agreement or any Transaction Document to be complied with or performed thereby in whole or in part prior to the Closing in all material respects.

          (b)    Representations and Warranties.     The representations and warranties of the Parent and the representations and warranties of the Purchaser contained in this Agreement (other than the representations and warranties set forth in Section 5.2), disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true and correct in all respects as of the date hereof and as of the Closing Date as if made at and as of the Closing Date (except that the accuracy of representations and warranties that expressly speak only as of a specified date will be determined as of such date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent or have a material adverse effect on Parent's or Purchaser's ability to perform its obligations under this Agreement. The representations and warranties set forth in Section 5.2 shall be true and correct in all respects as of the date hereof and as of the Closing Date as if made at and as of the Closing Date.

          (c)    No Material Adverse Effect.     No Material Adverse Effect on the Parent and the Purchaser, taken as a whole, shall have occurred since the date of this Agreement and be continuing on the Closing Date.

          (d)    Closing Deliveries.     The Seller shall have received correct and complete copies of all documents and other items to be delivered thereto under Section 3.3(a) through (h) of this Agreement.

          (e)    Consents and Approvals.     All approvals, authorizations and actions of, filings with and notices to any Governmental Authority (whether or not scheduled and including any Governmental Approvals) necessary to permit each of Parent and the Purchaser to perform its obligations under this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby and thereby, other than those Consents set forth on Schedule B, shall have been duly obtained, made or given, in form and substance reasonably satisfactory to the Seller except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent or have a material adverse effect on Parent's or the Purchaser's ability to perform its obligations under this Agreement.

          (f)    Stock Consideration.     The Stock Consideration will be fully paid and validly issued and Parent's counsel shall have delivered an opinion, in form and substance reasonably acceptable to

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  Seller and customary for transactions of this nature, with respect to the issuance of the Stock Consideration. The Parent Common Stock shall be publicly listed on the NYSE effective as of the Closing Date and there shall have been no suspension of trading of Parent Common Stock between the date of this Agreement and the Closing Date.

ARTICLE 8
TERMINATION

        8.1    Termination.

          (a)    Termination of Agreement.     This Agreement may be terminated and abandoned at any time prior to the consummation of the Closing under the following circumstances:

              (i)  upon the written consent of both the Purchaser and the Seller;

             (ii)  by the Purchaser, if any of the conditions set forth in Sections 7.1 and 7.2 shall not be fully satisfied, or if the Closing shall not have occurred, on or before the Outside Date (unless such failure results primarily from Parent or the Purchaser breaching any representation, warranty, covenant or agreement contained in this Agreement);

            (iii)  by the Purchaser, if the Seller or the Company shall have breached any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or has not been cured within thirty (30) days after the giving of written notice thereof by the Purchaser to the Company and/or the Seller, as applicable, and which breach would give rise to the failure of a condition set forth in Section 7.1 or 7.2;

            (iv)  by the Seller, if any of the conditions set forth in Sections 7.1 and 7.3 shall not be fully satisfied, or if the Closing shall not have occurred, on or before the Outside Date (unless such failure results primarily from the Seller or the Company breaching any representation, warranty, covenant or agreement contained in this Agreement);

             (v)  by the Seller, if Parent or the Purchaser shall have breached any representation, warranty, covenant or agreement contained in this Agreement, which breach cannot be or has not been cured within thirty (30) days after the giving of written notice thereof by the Seller to Parent or the Purchaser, as applicable, and which breach would give rise to the failure of a condition set forth in Section 7.1 or 7.3;

            (vi)  by either the Seller or the Purchaser, if any Law or Governmental Authority prohibits the consummation of the purchase of the Company Interests contemplated hereby or if any order of a Governmental Authority restrains, enjoins or otherwise prohibits consummation of the purchase of the Company Interests contemplated hereby, and such order has become final and non-appealable; or

           (vii)  by either the Seller or the Purchaser, if this Agreement has been submitted to the Parent Stockholders for Parent Stockholder Approval at a duly convened Parent Stockholders' Meeting and the Parent Stockholder Approval shall not have been obtained at such Parent Stockholders' Meeting (including any adjournment or postponement thereof).

          (b)    Effect of Termination.     In the event of the termination of this Agreement pursuant to Section 8.1(a), this Agreement shall forthwith become void and there shall be no liability on the part of any Party or its Affiliates or their respective equityholders, partners, directors, managers and officers under this Agreement, other than this Section 8.1(b) and Article 10, which shall survive any such termination, except that nothing herein shall relieve any Party from liability arising from or resulting from any intentional breach of this Agreement by such Party prior to such termination (which shall include a breach of such Party's obligation to consummate the transactions

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  contemplated by this Agreement in the event that all conditions in Article VII to such Party's obligations have been satisfied).

ARTICLE 9
INDEMNIFICATION

        9.1    Indemnification of the Purchaser.

          (a)   After the Closing, the Seller shall indemnify each of the Purchaser and its Affiliates (including the Company), and their respective directors, members, officers, equity holders, partners, employees, agents, subsidiaries, representatives and successors and assigns (collectively, the "Purchaser Indemnified Parties"), and save and hold each of the Purchaser Indemnified Parties harmless from and against and pay or reimburse the Purchaser Indemnified Parties as and when incurred for:

              (i)  any and all Losses which any Purchaser Indemnified Party may suffer, sustain or become subject to, to the extent resulting from or arising out of any inaccuracy in or breach of any representation or warranty of the Seller or the Company contained in this Agreement as of the date hereof or as of the Closing Date;

             (ii)  any and all Losses which any Purchaser Indemnified Party may suffer, sustain or become subject to, to the extent resulting from or arising out of, any nonfulfillment or breach of any covenant or agreement on the part of the Company prior to the Closing or on the part of the Seller;

            (iii)  any and all Losses resulting from or arising out of any (i) Taxes of the Company for all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date (as allocated, in the case of a Straddle Period, pursuant to Section 6.9(a) hereof) ("Pre-Closing Tax Period"), (ii) Transfer Taxes for which the Seller is responsible pursuant to Section 6.9(d), and (iii) Taxes or Income Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company (or any predecessor of any of the foregoing) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation § 1.1502-6 or any analogous or similar state, local, or non-U.S. Law;

            (iv)  any Closing Indebtedness and Transaction Costs that were not taken into account in the calculation of Base Cash Consideration pursuant to Section 2.2; and

             (v)  legal expenses incurred in connection with any Litigation in which CW Capital Asset Management, on the one hand, and the Company, on the other hand, are named as co-defendants ("Commingled Litigation").

          (b)   The representations and warranties of the Seller and the Company contained in this Agreement and in any certificate delivered pursuant to Section 3.2 of this Agreement shall survive the Closing and continue in full force and effect (i) in the case of the representations and warranties set forth in the first sentence of Sections 4.1 and Sections 4.2(a), 4.3(a), 4.3(b), 4.18, and 4.23(a), (b), (c) and (d), indefinitely; (ii) in the case of the representations and warranties set forth in Sections 4.7, 4.14 and 4.16 until sixty (60) days following the expiration of the applicable statute of limitations (including any extension thereof) with respect to the subject matter of such representations and warranties; and (iii) in the case of all other representations and warranties, until the date that is twelve (12) months following the Closing Date. The representations and warranties identified in clause (i) of the immediately preceding sentence are referred to herein as the "Seller Fundamental Representations." Notwithstanding anything herein to the contrary, if written notice of any claim for indemnification hereunder has been delivered in accordance herewith prior to the expiration of the representation or warranty upon which such claim is based,

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  the relevant representations and warranties shall not expire but solely as to such claim, and such claim may be pursued until the final resolution of such claim in accordance with the provisions of this Article 9.

          (c)   The Seller shall not be liable to Purchaser Indemnified Parties under Section 9.1(a)(i) and, solely with respect to covenants to be performed prior to the Closing Date, Section 9.1(a)(ii), unless and until the Losses incurred by all Purchaser Indemnified Parties pursuant thereto exceed, in the aggregate, $3,000,000 (the "Deductible"), in which case the Seller shall be liable, subject to Section 9.1(d), (e) and (f), to the applicable Purchaser Indemnified Party for the full amount of the Losses in excess of the Deductible.

          (d)   The aggregate amount required to be paid by the Seller for claims for indemnification made under Section 9.1(a)(i) and, solely with respect to covenants to be performed prior to the Closing Date, Section 9.1(a)(ii) shall not exceed Twenty-Two Million Dollars ($22,000,000).

          (e)   Notwithstanding anything to the contrary contained herein, (i) Sections 9.1(c) and 9.1(d) shall not apply to Losses in connection with, resulting from or arising out of directly or indirectly, any inaccuracy in or breach of a Seller Fundamental Representation or any of the representations and warranties set forth in Section 4.7, any breach of a covenant required to be performed following the Closing or fraud with respect to Seller's or the Company's representations and warranties set forth in this Agreement, (ii) no indemnification payment made by the Seller with respect to any matter described in clause (i) of this subsection (e) shall be included in calculating whether the cap in Sections 9.1(d) has been met and (iii) in no event shall the aggregate amount of legal expenses for which Seller is responsible under Section 9.1(a)(v) exceed $100,000 from and after the Closing Date until the first anniversary of the Closing Date or $100,000 from and after the first anniversary of the Closing Date until the second anniversary of the Closing Date and Parent shall have reasonable discretion as to how such legal expenses are used for purposes of defending the Company against the Commingled Litigation.

          (f)    Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Seller be required to pay any amounts in satisfaction of claims for indemnification under the provisions of this Agreement in excess of an amount equal to the Seller's Consideration actually received by the Seller in the aggregate.

          (g)   In the event that Seller is obligated to indemnify any Purchaser Indemnified Party for any Losses pursuant to this Article 9, then subject to applicable Law, the Seller shall be entitled to satisfy its entire obligation to pay such Losses to such Purchaser Indemnified Party by selling the number of shares of Parent Common Stock at the Indemnity Share Value sufficient to generate gross sale proceeds equal to such Losses (the "Indemnity Share Sale Proceeds") and the actual amount which Seller shall be required to deliver to the Purchaser Indemnified Party on account of such Losses shall be the Indemnity Share Sale Proceeds less any costs, fees and expenses incurred by Seller in connection with such sale of such shares to such Purchaser Indemnified Party. For the avoidance of doubt, the time frame during which Seller is required to deliver such Losses shall be concurrent with the time frame in which Seller is able to sell such shares of Parent Common Stock to a bona fide third party purchaser.

        9.2    Indemnification of the Seller.

          (a)   After the Closing, the Purchaser shall indemnify each of the Seller and its Affiliates and their respective directors, members, officers, equity holders, partners, employees, agents, subsidiaries, representatives and successors and assigns (collectively, the "Seller Indemnified Parties," and together with the Purchaser Indemnified Parties, the "Indemnified Parties"), and save

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  and hold each of the Seller Indemnified Parties harmless from and against and pay or reimburse the Seller Indemnified Parties as and when incurred for:

              (i)  any and all Losses which any Seller Indemnified Party may suffer, sustain or become subject to, to the extent resulting from or arising out of any inaccuracy in or breach of any representation or warranty of the Parent or the Purchaser contained in this Agreement as of the date hereof or as of the Closing Date;

             (ii)  any and all Losses which any Seller Indemnified Party may suffer, sustain or become subject to, to the extent resulting from or arising out of any nonfulfillment or breach of any covenant or agreement on the part of the Company after the Closing or on the part of the Parent or the Purchaser;

            (iii)  any and all (i) Taxes of the Company for all taxable periods ending after the Closing Date (as allocated, in the case of a Straddle Period, pursuant to Section 6.9(a) hereof), or (ii)  Transfer Taxes for which the Purchaser is responsible pursuant to Section 6.9(d).

          (b)   The representations and warranties of Parent and the Purchaser contained in this Agreement and in any certificate delivered pursuant to Section 3.3 of this Agreement shall survive the Closing and continue in full force and effect (i) in the case of the representations and warranties set forth in Sections 5.1(a), 5.2, 5.4 and 5.22, indefinitely; (ii) in the case of representations and warranties set forth in Sections 5.19 and 5.21 until sixty (60) days following the expiration of the applicable statute of limitations (including any extension thereof) with respect to the subject matter of such representations and warranties; and (iii) in the case of all other representations and warranties, until the date that is twelve (12) months following the Closing Date. The representations and warranties identified in clause (i) of the immediately preceding sentence are referred to herein as the "Purchaser Fundamental Representations." Notwithstanding anything herein to the contrary, if written notice of any claim for indemnification hereunder has been delivered in accordance herewith prior to the expiration of the representation or warranty upon which such claim is based, the relevant representations and warranties shall not expire but solely as to such claim, and such claim may be pursued until the final resolution of such claim in accordance with the provisions of this Article 9.

          (c)   The Purchaser shall not be liable to Seller Indemnified Parties under Section 9.2(a)(i) and, solely with respect to covenants to be performed prior to the Closing Date, Section 9.2(a)(ii) unless and until the Losses incurred by all Seller Indemnified Parties pursuant thereto exceed, in the aggregate, the Deductible, in which case the Purchaser shall be liable, subject to Sections 9.2(d), (e) and (f), to the applicable Seller Indemnified Party for the full amount of the Losses in excess of the Deductible.

          (d)   The aggregate amount required to be paid by the Purchaser for claims for indemnification made under Section 9.2(a)(i) and, solely with respect to covenants to be performed prior to the Closing Date, Section 9.2(a)(ii) shall not exceed Twenty-Two Million Dollars ($22,000,000).

          (e)   Notwithstanding anything to the contrary contained herein, (i) Sections 9.2(c) and 9.2(d) shall not apply to Losses in connection with, resulting from or arising out of directly or indirectly, any inaccuracy in or breach of a Purchaser Fundamental Representation or any of the representations and warranties set forth in Section 5.21, any breach of a covenant required to be performed following the Closing or fraud with respect to Purchaser's or Parent's representations and warranties set forth in this Agreement, and (ii) no indemnification payment made by the Seller with respect to any matter described in clause (i) of this subsection (e) shall be included in calculating whether the cap in Sections 9.2(d) has been met.

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          (f)    Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Purchaser be required to pay any amounts in satisfaction of claims for indemnification under the provisions of this Agreement in excess of an amount equal to the Seller's Consideration actually received by the Seller in the aggregate.

        9.3    Indemnification Procedure.

          (a)   No Indemnified Party may seek indemnification under this Article 9, unless such Indemnified Party shall have first delivered written notice to the Seller or the Purchaser, as the case may be (for purposes of this Article 9, the "Indemnifying Party") of the facts and circumstances (set forth in reasonable detail) giving rise to the claim within the applicable survival period for such claim as set forth in Section 9.1 or Section 9.2, as applicable.

          (b)   If any Claim shall be brought or asserted by any third party which, if adversely determined, would entitle the Indemnified Party to indemnity pursuant to this Article 9 (a "Third Party Claim"), the Indemnified Party shall promptly notify the Indemnifying Party of such Third Party Claim in writing, specifying the basis of such Third Party Claim and the facts pertaining thereto, and the Indemnifying Party, if the Indemnifying Party so elects, may assume and control the defense thereof at the Indemnifying Party's expense (and shall consult with the Indemnified Party with respect thereto), including the employment of counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party is permitted to assume and control the defense of a Third Party Claim and elects to do so, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of the Indemnified Party unless (A) the Indemnifying Party has specifically agreed in writing otherwise, (B) the Indemnified Party has been advised by outside counsel that a reasonable likelihood exists of a material conflict of interest between the Indemnifying Party and the Indemnified Party, or (C) the Indemnifying Party has failed to assume the defense and employ counsel; in which case the fees and expenses of the Indemnified Party's counsel shall be paid by the Indemnifying Party. If the Indemnifying Party has assumed the defense of a Third Party Claim in accordance with the terms hereof, the Indemnifying Party may not enter into a settlement or consent to any judgment without the prior written consent of the Indemnified Party unless (i) such settlement or judgment involves monetary damages only, all of which will be paid (subject to the limitations of this Article 9) by the Indemnifying Party and there is no admission of fault or culpability on behalf of any Indemnified Party, and (ii) a term of the settlement or judgment is that the Person or Persons asserting such Third Party Claim unconditionally and irrevocably release all Indemnified Parties from all liability with respect to such Third Party Claim; otherwise, the consent of the Indemnified Party shall be required in order to enter into any settlement of, or consent to the entry of a judgment with respect to, any Third Party Claim. A failure by an Indemnified Party to give timely, complete or accurate notice as provided in this Article 9 shall not affect the rights or obligations of any Party hereunder except and only to the extent that, as a result of such failure, any Party entitled to receive such notice was directly and materially damaged as a result of such failure to give timely notice. If the Indemnifying Party does not assume and/or is not controlling the defense of a Third Party Claim for any reason, the Indemnifying Party shall have the right to employ counsel separate from counsel employed by the Indemnified Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnifying Party shall be at the expense of the Indemnifying Party. The Indemnified Party may not enter into a settlement or consent to any judgment of any Third Party Claim without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld, delayed or conditioned).

          (c)   Any claim by an Indemnified Party for indemnification other than indemnification against a Third Party Claim will be asserted by giving the Indemnifying Party written notice thereof, and

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  the Indemnifying Party will have a period of sixty (60) calendar days within which to respond to such claims. If the Indemnifying Party does not so respond within such sixty (60) calendar day period, the Indemnifying Party will be deemed to have accepted such claim.

        9.4    Materiality Qualifiers.     For purposes of determining the amount of Losses arising from a breach for which an Indemnified Party is entitled to indemnification under this Article 9 (but not for purposes of determining whether an indemnifiable breach has occurred), all qualifications contained in the representations and warranties contained in this Agreement that are based on materiality (including all usages of "material," "Material Adverse Effect" or similar qualifiers) will be disregarded.

        9.5    Investigation.     An Indemnified Party's right to indemnification, payment of Losses or other remedies based on any representation, warranty, covenant or obligation of another Party contained in or made pursuant to this Agreement shall not be affected by any investigation conducted by such Indemnified Party or any of its representatives or any knowledge acquired (or capable of being acquired) by any such Indemnified Party or its representatives, in each case, at any time, whether before or after the execution and delivery of this Agreement or the Closing.

        9.6    No Right of Contribution.

          (a)   Effective upon the Closing, the Seller waives, and acknowledges and agrees that it shall not have and shall not exercise or assert (or attempt to exercise or assert), any right of contribution, right of indemnity or other similar right or remedy against the Company in connection with any actual or alleged breach of any representation, warranty, covenant or obligation of the Company or the Seller set forth in this Agreement.

        9.7    Payment.

          (a)   Any indemnification obligation under this Agreement for any Losses shall be reduced by the amount of any insurance proceeds or any indemnity, contribution or other similar payment actually received by the Indemnified Party from any third party with respect thereto, reduced by the amount of any expenses and increase in applicable premiums/retro-premiums related to the recovery of such proceeds. In the event that any insurance or other recovery is recognized or received by any Indemnified Party with respect to any indemnification obligation for which any such Indemnified Party has been indemnified under this Agreement, then a refund equal to the aggregate amount of the recovery (up to the aggregate amount previously paid by the Indemnifying Party in respect of such indemnification obligation) shall be made promptly to the Indemnifying Party, net of any expenses and increase in applicable premiums/retro-premiums related to the recovery of such proceeds.

          (b)   Payments of all amounts owing by an Indemnifying Party under this Article 9 shall be made promptly upon a final settlement among the Indemnifying Party and the Indemnified Parties or upon a final adjudication determined by a court of competent jurisdiction that an indemnification obligation is owed by the Indemnifying Party to the Indemnified Party under this Article 9.

        9.8    Adjustment to Consideration.     Any indemnification received under this Article 9 shall be treated by Purchaser and the Seller and their respective Affiliates, to the extent permitted by applicable Law, as an adjustment to the consideration received by the Seller.

        9.9    Exclusive Remedy.     Other than the rights of the Parties to seek specific performance, injunctive or other equitable relief, or in the case of fraud with respect to the Parties' respective representations and warranties set forth in this Agreement, the provisions of this Agreement set forth the exclusive rights and remedies of the Parties to seek or obtain damages or any other remedy or relief from any Party with respect to matters arising under this Agreement after the Closing.

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ARTICLE 10
MISCELLANEOUS

        10.1    Successors and Assigns; Assignment.     This Agreement, the other Transaction Documents and any other agreement, document or instrument executed and delivered in connection herewith shall bind and inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights under this Agreement except with the prior written consent of the other Parties, which consent may be given or withheld in such Parties' sole discretion; provided, however, that the any Party may (i) assign its rights and remedies hereunder as collateral security to any bank or other financial institution that has loaned funds or otherwise extended credit to it or any of its Affiliates or (ii) assign its rights under this Agreement to any Affiliate; provided that, in each case, no such assignment shall relieve the assignor of its liabilities and obligations hereunder.

        10.2    Notices.     Any notice to be given by any Party to this Agreement shall be given in writing and may be effected by facsimile, personal delivery, overnight courier or e-mail (provided receipt of such email is evidenced by a reply email), addressed as follows (or by another means approved in writing by a Party pursuant to a notice given in accordance with this Section 10.2):

If to Parent or the Purchaser:	Walker & Dunlop, Inc. 7501 Wisconsin Avenue, Suite 1200E Bethesda, Maryland 20814 Attention: General Counsel Fax: (301) 634-2190 E-mail: RLucas@walkerdunlop.com
with a copy to (which shall not constitute notice):	Arnold & Porter LLP 555 12th Street, NW Washington, DC 20004-1206 Attention: Kevin Lavin, Esq. Fax: (202) 942-5999 E-mail: Kevin.Lavin@aporter.com
If to the Company (prior to the Closing):	CWCapital LLC c/o CW Financial Services, LLC 7501 Wisconsin Avenue, Suite 500W Bethesda, Maryland 20814 Attention: Carla Stoner Fax: (301) 222-4714 E-mail: cstoner@cwcapital.com
and
Attention: Scott Spelfogel, General Counsel Fax: (866) 572-7745 E-mail: sspelfogel@cwcapital.com
with a copy to (which shall not constitute notice):	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Attention: George J. Petrow, Esq. Fax: (212) 839-5599 E-mail: gpetrow@sidley.com
and

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Attention: Matthew J. Rizzo, Esq. Fax: (212) 839-5599 E-mail: mrizzo@sidley.com
If to the Company (after the Closing):	CWCapital LLC c/o Walker & Dunlop, Inc. 7501 Wisconsin Avenue, Suite 1200E Bethesda, Maryland 20814 Attention: General Counsel Fax: (301) 634-2190 E-mail: RLucas@walkerdunlop.com
with a copy to (which shall not constitute notice):	Arnold & Porter LLP 555 12th Street, NW Washington, DC 20004-1206 Attention: Kevin Lavin, Esq. Fax: (202) 942-5999 E-mail: Kevin.Lavin@aporter.com
If to the Seller:	CW Financial Services, LLC 7501 Wisconsin Avenue, Suite 500W Bethesda, Maryland 20814 Attention: Carla Stoner, Chief Financial Officer Fax: (301) 222-4714 E-mail: cstoner@cwcapital.com
and
Attention: Scott Spelfogel, General Counsel Fax: (866) 572-7745 E-mail: sspelfogel@cwcapital.com
with a copy to (which shall not constitute notice):	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Attention: George J. Petrow, Esq. Fax: (212) 839-5599 E-mail: gpetrow@sidley.com
and
Attention: Matthew J. Rizzo, Esq. Fax: (212) 839-5599 E-mail: mrizzo@sidley.com

The date of service for any notice sent in compliance with the requirements of this Section 10.2 shall be (i) the date such notice is personally delivered or (ii) the next succeeding Business Day after the date of delivery to the overnight courier if sent by overnight courier or (iii) the next succeeding Business Day after transmission by e-mail or facsimile (if electronic confirmation of such transmission is received). Any notice delivered by facsimile or email shall be followed by personal delivery or overnight courier pursuant to (i) or (ii) above.

        10.3    Modification.     Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment by each Party hereto, or in the case of a waiver by the Party against whom the waiver is to be effective.

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        10.4    Confidentiality.     The Parties agree to communicate with each other and cooperate with each other prior to any public disclosure, press release, media release or other public announcements concerning the transactions contemplated hereby. No Party hereto will issue or make any public disclosure, press release, media release or other public announcements (including group communications to employees, customers and suppliers of the respective Parties) with respect to this Agreement or the transactions contemplated hereby, except for any SEC filings or other filings required by Law (provided the Party required to make any such filing shall have afforded the other Parties, for a reasonable period prior to the making of such filing, a reasonable opportunity to review and comment upon the intended form and substance of such filing) without the consent of the Seller or Parent, as the case may be, which consent shall not be unreasonably withheld, delayed or conditioned. If any Party is unable to obtain, after reasonable effort, the approval of its public report, statement or release from the other Parties hereto and such report, statement or release is, in the written opinion of legal counsel to such Party, required by Law, then such Party may make or issue the legally required report, statement or release and promptly furnish the other Parties with a copy thereof.

        10.5    Time is of the Essence.     Time is of the essence with regard to this Agreement.

        10.6    Exhibits and Schedules.     The Company Disclosure Letter, Parent Disclosure Letter, schedules and exhibits attached shall be deemed to be an integral part hereof.

        10.7    Entire Agreement.     This Agreement, including the Company Disclosure Letter, Parent Disclosure Letter, exhibits and schedules attached hereto and all other Transaction Documents, contains the entire agreement among the Parties pertaining to the transactions contemplated hereby, and fully supersedes all prior agreements and understandings, if any, among the Parties pertaining to such transactions, provided that the Confidentiality Agreement, dated as of May 17, 2012, by and between Parent and Galaxy Acquisition LLC (the "Confidentiality Agreement") shall remain in full force and effect until the Closing.

        10.8    Severability.     If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

        10.9    Rules of Construction.     Interpretation of this Agreement and the other Transaction Documents (except as specifically provided in any such agreement, in which case such specified rules of construction shall govern with respect to such agreement) shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms article, section, paragraph, exhibit and schedule are references to the articles, sections, paragraphs, exhibits and schedules to this Agreement unless otherwise specified; (c) references to "$" shall mean U.S. dollars; (d) the word "including" and words of similar import shall mean "including without limitation," unless otherwise specified; (e) the word "or" shall not be exclusive; (f) provisions shall apply, when appropriate, to successive events and transactions; (g) the headings are for reference purposes only and shall not affect in any way the meaning or interpretation of the applicable agreement; (h) a reference to any Person includes such Person's successors and permitted assigns; (i) any reference to "days" means calendar days unless Business Days are expressly specified; (j) this Agreement and the other Transaction Documents shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted; and (k) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP.

        10.10    Binding Effect.     This Agreement shall not be binding upon any Party unless and until the all Parties have executed this Agreement.

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        10.11    Choice of Law.     As part of the consideration and mutual promises being exchanged and given in connection with this Agreement, the Parties agree that all claims, controversies and disputes of any kind or nature arising under or relating in any way to the enforcement or interpretation of this Agreement or to the Parties' dealings, rights or obligations in connection herewith, including disputes relating to the negotiations for, inducements to enter into, or execution of, this Agreement, and disputes concerning the interpretation, enforceability, performance, breach, termination or validity of all or any portion of this Agreement shall be governed by the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        10.12    Consent to Jurisdiction.     Each of the Parties irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of (a) any Delaware State court and (b) the United States District Court for the District of Delaware, for the purposes of any Litigation arising out of this Agreement or any transaction contemplated hereby (and each agrees that no such Litigation relating to this Agreement shall be brought by it or any of its Affiliates except in such courts). Each of the Parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such Person's respective address set forth in Section 10.2 shall be effective service of process for any Litigation in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law. Each of the Parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in (a) any Delaware State court or (b) the United States District Court for the District of Delaware, or that any such Litigation brought in any such court has been brought in an inconvenient forum.

        10.13    WAIVER OF JURY TRIAL.     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.13.

        10.14    Survival of Covenants.     The covenants of the Parties to be performed subsequent to Closing shall survive Closing for the periods stated therein or, if no period is stated, until they have been fully performed.

        10.15    No Third Party Beneficiaries.     This Agreement is not intended to, and shall not, confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except as otherwise expressly provided in Section 6.11(c) and Article 9. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 10.3 without notice or liability to any other Person. The representations and warranties in this Agreement represent an allocation among the Parties of risks associated with particular matters, regardless of the knowledge of any of the Parties. Except as otherwise expressly provided in Article 9, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

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        10.16    Counterparts.     This Agreement may be executed in one or multiple counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving the existence of terms of this Agreement.

        10.17    Electronic Execution and Delivery.     A facsimile, PDF or other reproduction of this Agreement may be executed by one or more Parties, and an executed copy of this Agreement may be delivered by one or more Parties by facsimile, e-mail or other electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this Agreement as well as any facsimile or reproduction thereof. The Parties hereby agree that neither shall raise the execution of facsimile, PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by facsimile, e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

        10.18    Specific Performance.     The Parties acknowledge that their obligations hereunder are unique and that remedies at law, including monetary damages, will be inadequate in the event any Party should default in or breach the performance of its obligations under this Agreement. Accordingly, in the event of any such breach, the non-defaulting, non-breaching Parties shall be entitled to equitable relief, without the proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance to prevent defaults and breaches of this Agreement and to order the defaulting or breaching party to affirmatively carry out its obligations under this Agreement, and such defaulting or breaching Party hereby waives any defense to the effect that a remedy at law would be an adequate remedy for such breach or that an award of specific performance is not an appropriate remedy for any reason of law or equity. Such equitable relief shall be in addition to any other remedy to which the Parties are entitled to at law or in equity as a remedy for such default, breach or threatened breach. Each Party hereby waives any requirements for the securing or posting of any bond or other security or showing actual damages in connection with such equitable remedy. The foregoing shall not be deemed to be or construed as a waiver or election of remedies by any Party, each of which expressly reserve any and all rights and remedies available to it at law or in equity in the event of any breach or default by the other Parties under this Agreement.

        10.19    Expenses.     The Seller hereby agrees that all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby on behalf of the Seller and/or the Company prior to the Closing shall be paid by the Seller, whether or not the Closing shall have occurred or this Agreement is terminated. The Purchaser hereby agrees that all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Transaction Documents and the transactions contemplated by hereby and thereby on behalf of Parent or the Purchaser shall be paid by the Purchaser, whether or not the Closing shall have occurred or this Agreement is terminated. Notwithstanding anything to this Agreement to the contrary, Seller shall pay one hundred percent (100%) of any fees, costs and expenses associated with obtaining Fannie Mae's Consent in connection with the transactions contemplated by this Agreement (the "Fannie Mae Fee") and Seller, on the one hand, and Parent and Purchaser, on the other hand, shall pay fifty percent (50%) of any fees, costs and expenses associated with obtaining any Consents of any Governmental Authority or any other Person in connection with the transactions contemplated by this Agreement (other than the Fannie Mae Fee).

        10.20    Adjustments.     Without limiting the other provisions of this Agreement, references to numbers of shares and prices per share of Parent Common Stock contained in this Agreement shall be appropriately adjusted for stock splits, stock dividends, stock combinations or other similar transactions that occur after the date of this Agreement.

[Signature page follows]

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        IN WITNESS WHEREOF, the Parties have executed this Purchase Agreement as of the date first above written.

WALKER & DUNLOP, INC.
By:	/s/ WILLIAM M. WALKER
	Name:	William M. Walker
	Title:	Chairman, President and CEO
WALKER & DUNLOP, LLC
By:	/s/ WILLIAM M. WALKER
	Name:	William M. Walker
	Title:	Chairman, President and CEO
CW FINANCIAL SERVICES LLC
By:	/s/ CHARLES R. SPETKA
	Name:	Charles R. Spetka
	Title:	Chief Executive Officer
CWCAPITAL LLC
By:	/s/ SCOTT D. SPELFOGEL
	Name:	Scott D. Spelfogel
	Title:	Executive Vice President

[Signature page to Purchase Agreement]

SCHEDULE A

Company Net Working Capital

 SCHEDULE B

Required Third Party Consents

Annex B

June 7, 2012

The Board of Directors
Walker & Dunlop, Inc.
7501 Wisconsin Avenue
Bethesda, Maryland 20814

Members of the Board:

        You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to Walker & Dunlop, Inc. (the "Parent") of the Consideration (as defined below) to be paid in the proposed Purchase (the "Purchase") by Walker & Dunlop LLC, a wholly-owned subsidiary of the Parent (the "Purchaser") of all of the outstanding limited liability company interests of CW Capital LLC (the "Target Interests") from CW Financial Services LLC, (the "Seller") pursuant to the Purchase Agreement dated as of June 7, 2012, by and among the Parent, Purchaser, Seller and the Target (the "Agreement"). Pursuant to the terms of the Agreement, the Seller will be entitled to receive in aggregate, $80 million in cash and 11,647,255 shares of Walker & Dunlop, Inc. common stock par value $0.01 per share (the "Consideration"), subject to adjustment as set forth in the Agreement. The terms and conditions of the Purchase are more fully set forth in the Agreement.

        Keefe, Bruyette & Woods, Inc., has acted as financial advisor to the Parent. As part of our investment banking business, we are continually engaged in the valuation of financial services companies in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of financial services companies, we have experience in, and knowledge of, the valuation of mortgage finance and commercial real estate finance companies. In the ordinary course of our business as a broker-dealer, we may, from time to time, purchase securities from, and sell securities to, Seller, Target and Parent, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of Parent for our own account and for the accounts of our customers. To the extent we have any such positions as of the date of this opinion it has been disclosed to Parent. We have acted exclusively for the Board of Directors of Parent in rendering this fairness opinion and will receive a fee from Parent for our services. A portion of our fee is contingent upon the successful completion of the Purchase.

        In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Target and Parent and the Purchase, including among other things, the following: (i) the Agreement; (ii) the audited financial statements for the three years ended December 31, 2011 of the Target and the Annual Reports to Stockholders and Annual Reports on Form 10-K for the three years ended December 31, 2011 of Parent; (iii) certain interim reports of Target and certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Parent and certain other communications from Target and Parent to their respective securityholders; and (iv) other financial information concerning the businesses and operations of Target and Parent furnished to us by Target and Parent for purposes of our analysis. We have also held discussions with senior management of Target and Parent regarding the past and current business operations, regulatory and government sponsored entity relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry. In addition, we have compared certain financial and stock market information for Parent and certain financial information of Target with similar information for certain other companies the securities of which are publicly traded, reviewed the

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financial terms of certain recent business combinations in the commercial real estate finance industry and performed such other studies and analyses as we considered appropriate.

        In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility for such verification or accuracy. We have relied upon the management of Target and Parent as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. We are not experts in the independent verification of the value of mortgage servicing rights or of the adequacy of allowances for loan losses and we have assumed, with your consent that the aggregate allowances for loan losses for Target and Parent are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals of the property, assets or liabilities (including, but not limited to, the mortgage servicing rights) of Target or Parent, nor have we examined any individual credit files.

        We have assumed that, in all respects material to our analyses, the following: (i) the Purchase will be completed substantially in accordance with the terms set forth in the Agreement with no additional payments or adjustments to the Consideration; (ii) the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) all conditions to the completion of the Purchase will be satisfied without any waivers or modifications to the Agreement; and (v) in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Purchase, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the Purchase, including the cost savings, revenue enhancements and related expenses expected to result from the Purchase.

        We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following: (i) the historical and current financial position and results of operations of Target and Parent; (ii) the assets and liabilities of Target and Parent; and (iii) the nature and terms of certain other transactions involving mortgage finance and commercial real estate finance companies. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the financial services industry generally. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. Our opinion does not address the underlying business decision of the Parent to engage in the Purchase, or the relative merits of the Purchase as compared to any strategic alternatives that may be available to the Parent.

        This opinion addresses only the fairness, from a financial point of view, as of the date hereof, to the Parent of the Consideration in the Purchase. We express no view or opinion as to any terms or other aspects of the Purchase.

        Further, we are not expressing any opinion about the fairness of the amount or nature of the compensation to any of Parent's or Target's officers, directors or employees, or any class of such persons, relative to the compensation to the other securityholders of the Target in connection with the Purchase.

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        In addition, we express no view or opinion as to how the stockholders of Parent should vote at the stockholders meeting to be held in connection with the Purchase.

        This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 2290 of the Financial Industry Regulatory Authority.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration in the Purchase is fair, from a financial point of view, to Parent.

Very truly yours,
/s/ Keefe, Bruyette & Woods, Inc. Keefe, Bruyette & Woods, Inc.

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Annex C

EXECUTION VERSION

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of June 7, 2012 by and among (i) Walker & Dunlop, Inc., a Maryland corporation ("Parent"), (ii) Walker & Dunlop, LLC, a Delaware limited liability company ("Purchaser"), (iii) Mallory Walker ("MW"), William M. Walker ("WW"), Richard Warner ("RW"), Deborah Wilson ("DW"), Richard M. Lucas ("RL") and Howard W. Smith, III ("HS", and together with MW, WW, RW, DW and RL, collectively the "Stockholders"), and (iii) CW Financial Services LLC, a Delaware limited liability company ("Seller").

        WHEREAS, Purchaser and Seller are parties to a purchase agreement of even date herewith (the "Purchase Agreement") pursuant to which, at the closing thereunder, (i) Purchaser shall acquire all of the outstanding limited liability company membership interests of CWCapital LLC, a Massachusetts limited liability company (the "Interests"), from Seller, and (ii) as partial consideration for such sale of the Interests, Seller shall receive the number of shares of Parent's common stock, par value $0.01 per share ("Common Stock"), specified in the Purchase Agreement (the "Stock Consideration") and the right to designate up to two nominees (the "Board Designees"), from time to time, for election to Parent's Board of Directors (the "Board") pursuant to Section 6.10 of the Purchase Agreement;

        WHEREAS, in accordance with requirements of the New York Stock Exchange set forth in Section 312.03 of the New York Stock Exchange Listed Company Manual (the "NYSE Rule"), Parent must obtain stockholder approval for and prior to Parent's issuance of the Stock Consideration; and

        WHEREAS, the parties hereto are entering into this Agreement to implement and govern their respective intentions, rights and obligations with respect to Parent's obtaining approval of the stockholders of Parent for the issuance of the Stock Consideration.

        NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

        1.    Definitions.     Capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement. The following capitalized terms used herein have the following meanings:

          (a)   "MGCL" means the General Corporation Law of the State of Maryland, as amended.

          (b)   "Person" means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

        2.    Representations and Warranties.     Each Stockholder represents and warrants to Seller that:

          (a)   Such Stockholder beneficially owns, as of the date hereof, the number of shares of Common Stock set forth next to his or its name on Schedule I hereto (collectively, the "Shares"). Such Stockholder's Shares are free and clear of any proxy, voting restriction, adverse claim or other Liens. Without limiting the foregoing, except for proxies and restrictions in favor of Seller pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" Laws of the various states of the United States, such Stockholder has sole voting power and sole power of disposition with respect to all of such Stockholder's Shares, with no restrictions on Stockholder's rights of voting or disposition pertaining thereto and no Person other than Stockholder has any right to direct or approve the voting or disposition of any Stockholder Shares. As of the date hereof, Stockholder does not own, have the right to vote, or have the right to acquire, any securities of Parent other than such Stockholder's Shares listed on Schedule I hereto (or other than options to acquire Common Stock) and such Shares are not subject to any rights of others and are free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such

  Stockholder's voting rights, charges and other encumbrances of any nature whatsoever, other than those (if any) that may be imposed by or under applicable federal and state securities laws; provided, however, that (i) certain Stockholder's Shares are subject to the Stockholders Agreement, dated as of December 20, 2010, by and among the Parent and the Stockholders named therein and the Registration Rights Agreement, dated as of December 20, 2010, by and among the Company and the Stockholders named therein and (ii) up to 300,000 of MW's shares have been pledged as collateral for certain indebtedness incurred by MW or with respect to his personal assets.

          (b)   Such Stockholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by such Stockholder of this Agreement and the transactions contemplated hereby have been duly authorized and approved by all necessary action on the part of such Stockholder and no further action on the part of such Stockholder is necessary to authorize the execution and delivery by Stockholder of this Agreement or the performance by Stockholder of its obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and, assuming due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at Law or in equity.

          (c)   No consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the performance by Stockholder of its obligations under this Agreement. Neither the execution and delivery of this Agreement by Stockholder nor the performance by Stockholder of its obligations hereunder will (i) violate any Law applicable to such Stockholder, or (ii) require the consent or other action by any Person under, constitute default under or result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of, Stockholder under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which Stockholder is a party, or by which his or its assets may be bound or affected.

          (d)   Stockholder understands and acknowledges that (i) Seller is entering into this Agreement and the Purchase Agreement in reliance upon each such Stockholder's representations, warranties covenants and agreement set forth herein and the execution and delivery of this Agreement by each Stockholder, (ii) Seller would not have entered into the Purchase Agreement but for the Stockholders' execution of Agreement and (iii) such Stockholder is receiving substantial benefit under the Purchase Agreement as a result of his or its equity interest in Parent.

        3.    Stock Proposal and Special Meeting.

          (a)   As soon as practicable following the date hereof, Parent shall propose for approval by the stockholders of Parent, at a special meeting of such stockholders or by written consent (including any adjournment, postponement or continuation thereof, the "Special Meeting"), the issuance of the Stock Consideration by way of a resolution in satisfaction of the requirements of the NYSE Rule and MGCL, and in accordance with appropriate resolutions of the Board and a proxy statement to be filed by Parent with the Securities and Exchange Commission ("SEC") containing a proposal approving such resolution, with such changes as may be required by the SEC or by applicable law (the "Stock Proposal").

          (b)   From the date hereof until any termination of this Agreement in accordance with its terms, at the Special Meeting or any other meeting of the stockholders of Parent however called

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  (or any action by written consent in lieu of a meeting) or any adjournment thereof, each Stockholder shall vote all of such Stockholder's Shares or, as appropriate, execute written consents in respect thereof, (i) in favor of the Stock Proposal; (ii) in favor of the approval of the Purchase Agreement and the transactions contemplated thereby, (iii) against any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of Parent, the Purchaser or any such Stockholder in this Agreement or the Purchase Agreement, (iv) against any agreement (including, without limitation, any amendment of any agreement), amendment of the Organizational Documents or the certificate of incorporation or bylaws of Parent or the Purchaser or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the transactions contemplated by this Agreement and the Purchase Agreement and (v) against any action, agreement, transaction or proposal that could reasonably be expected to result in any of the conditions to the Closing or to the Company's, Parent's or Purchaser's obligations under the Purchase Agreement not being fulfilled or that is intended, or could reasonably be expected, to impede, interfere, delay, discourage or adversely affect the Purchase Agreement, the Closing or this Agreement. Any such vote shall be cast (or consent shall be given) by the Stockholders in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

          (c)   In order to secure the performance of each Stockholders obligations under this Agreement, by entering into this Agreement, such Stockholder hereby irrevocably (subject to the terms of the immediately following sentence) grants a proxy, coupled with an interest, appointing each executive officer of Seller as such Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in his name, to vote, express consent or dissent, or otherwise utilize such voting power solely in the manner contemplated by this Agreement as such attorney-in-fact and proxy, in his or her sole discretion, deems proper with respect to such Stockholder's Shares for any matters covered by this Section 3. The proxy granted by such Stockholder pursuant to this Section 3(c) shall be revoked upon the earlier of (i) termination of this Agreement in accordance with its terms and the provisions of the MGCL or (ii) the Closing. Such Stockholder hereby revokes any and all previous proxies granted with respect to the Stockholder's Shares for any matters covered by this Section 3.

          (d)   From the date hereof until the Closing Date, no Stockholder shall (i) sell, transfer (including by operation of Law), give, pledge, encumber, assign or otherwise dispose of (including, without limitation, any Constructive Disposition (as defined below)), or enter into any Contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any of such Stockholder's Shares (or any right, title or interest thereto or therein), (ii) deposit any of such Stockholder's Shares or any shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Stockholder Shares with respect to any matters covered by Section 3(c), (iii) take any action that would make any representation or warranty of Stockholder set forth in this Agreement untrue or incorrect in any respect or have the effect of preventing, disabling or delaying such Stockholder from performing any of its obligations under this Agreement or (iv) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii) of this Section 3(d); provided, however, each Stockholder shall be permitted to sell (A) shares of Common Stock beneficially owned by such Stockholder pursuant to a plan in effect as of the date hereof in compliance with Rule 10b5-1 under the Exchange Act (each a "Rule 10b5-1 Plan"), subject to the monthly or quarterly limitations set forth opposite such Stockholder's name on Schedule I hereto, and (B) shares of restricted Common Stock solely for purposes of paying taxes resulting from the vesting of shares of restricted Common Stock set forth

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  opposite such Stockholder's name on Schedule I hereto ("Tax Sales"); provided, further, that from the date hereof until the Closing Date, MW shall be entitled to Transfer his Shares (or any right, title or interest thereto or therein) to immediate family members or trusts created for the benefit of such immediate family members, but solely for estate planning purposes, provided that MW continues to control the voting power with respect to such Shares or such immediate family member or such trust agrees in writing to be bound by the terms of this Agreement. As used herein, the term "Constructive Disposition" means, with respect to any Stockholder's Shares, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any attempted transfer of such Stockholder's Shares or any interest therein in violation of this Section 3(d) shall be null and void. In furtherance of this Agreement, each Stockholder shall and hereby does authorize Seller's and Parent's counsel to notify Parent's transfer agent that there is a stop transfer restriction with respect to all of the Stockholder's Shares (and that this Agreement places limits on the voting and transfer of each Stockholder's Shares).

        4.    Post-Closing Sales.     From the Closing Date until the date that is 180 days after the Closing Date (the "Lock Up Period"), each of WW, RW, RL, DW and HS (collectively, the "Locked-Up Stockholders") shall not sell, transfer (including by operation of Law), give, pledge, encumber, assign or otherwise dispose of (including, without limitation, any Constructive Disposition (as defined below)), or enter into any Contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any of such Stockholder's Shares (or any right, title or interest thereto or therein) any of their respective Shares; provided, however, that each of the Locked-Up Stockholders shall be permitted to sell (A) shares of Common Stock beneficially owned by such Stockholder pursuant to a plan in effect as of the date hereof in compliance with Rule 10b5-1 under the Exchange Act (each a "Rule 10b5-1 Plan"), subject to the monthly or quarterly limitations set forth opposite each of such Locked-Up Stockholder's name on Schedule I hereto; provided, further, that to the extent any Locked-Up Stockholder has in effect, as of the date hereof, a Rule 10b5-1 Plan that expires on or prior to the end of the Lock Up Period, such Locked-Up Stockholder shall be entitled to renew such Rule 10b5-1 Plan or enter into a replacement Rule 10b5-1 plan prior to the end of the Lock Up Period, but only to the extent such renewed or replacement Rule 10b5-1 Plan contains volume trading restrictions identical to such restrictions contained in the applicable current Rule 10b5-1 Plan and (B) effect Tax Sales.

        5.    Termination.     In the event that the Purchase Agreement is terminated in accordance with its terms, this Agreement shall terminate concurrently therewith. In the event that the Closing occurs, only Section 3 of this Agreement shall terminate and all other provisions of this Agreement shall survive the Closing.

        6.    Miscellaneous.

          (a)    Counterparts.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts. All counterparts shall constitute one and the same instrument. Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

          (b)    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the choice of laws provisions thereof.

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          (c)    Amendment; Waiver.     Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought. The waiver by any party of the performance of any act shall not operate as a waiver of the performance of any other act or an identical act required to be performed at a later time. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement.

          (d)    Entire Agreement.     This Agreement constitutes the entire agreement and supersedes conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          (e)    Assignability.     This Agreement and all of the provisions hereof shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns and any reference to a party shall also be a reference to an heir, legal representative, successor or permitted assign; provided, however, that this Agreement may not be assigned (except by operation of law) by any party hereto without the prior written consent of the other parties hereto, and any attempted assignment without such consent shall be void and of no effect.

          (f)    Titles.     The titles and captions of the sections, subsections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

          (g)    Third Party Beneficiary.     No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, Affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other Person. All provisions hereof shall be personal solely among the parties to this Agreement.

          (h)    Severability.     If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement to effect such replacement; provided, however, that such replacement does not defeat the principal purpose of this Agreement.

          (i)    Interpretation.     This Agreement shall be read and construed in the English language. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. References herein to a party or other Person include their respective successors and assigns. The words "include," "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limitation" unless such phrase otherwise appears. Unless the context otherwise requires, references herein to sections shall be deemed references to sections of this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular section, subsection or provision hereof. Except when used together with the word "either" or otherwise for the purpose of identifying mutually exclusive alternatives, the term "or" has the inclusive meaning represented by the phrase "and/or." With regard to each and every term and condition of this Agreement, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are

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  required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

            (i)    Submission to Jurisdiction.    Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of (a) any Delaware State court and (b) the United States District Court for the District of Delaware, for the purposes of any litigation arising out of this Agreement or any transaction contemplated hereby. Each of the Parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in (a) any Delaware State court or (b) the United States District Court for the District of Delaware, or that any such litigation brought in any such court has been brought in an inconvenient forum.

          (j)    Waiver of Jury Trail.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (k)    Equitable Remedies.     The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of Delaware (as to which the parties agree to submit to jurisdiction for the purpose of such action), in each case without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which they are entitled at law or in equity.

          (l)    Public Announcement.     Each Stockholder, solely in its capacity as a stockholder of Parent, agrees that such Stockholder shall not make any public announcement that would have the effect of preventing, impeding, interfering with or adversely affecting the performance by such Stockholder of its obligations under this Agreement or the consummation of the transactions contemplated by the Purchase Agreement.

          (m)    Legends.     If requested by Seller, each Stockholder agrees to cause all certificates representing such Stockholder's Shares to bear a prominent legend stating that such Stockholder's Shares are subject to the transfer, voting and other restrictions described in this Agreement.

          (n)    Additional Shares.     Until any termination of this Agreement in accordance with its terms, each Stockholder shall promptly notify Seller of the number of shares of Parent Common Stock, if any, as to which such Stockholder acquires record or beneficial ownership after the date hereof. Any shares of Parent Common Stock as to which such Stockholder acquires record or beneficial ownership after the date hereof and prior to termination of this Agreement shall be Shares for purposes of this Agreement. Without limiting the foregoing, in the event of any stock split, stock dividend or other change in the capital structure of Seller affecting the Seller Stock, the number of shares of Parent Common Stock constituting Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Parent Common Stock or other voting securities of Parent issued to any such Stockholder in connection therewith.

        [Signature Page Follows]

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        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

PARENT:
Walker & Dunlop, Inc., a Maryland corporation
By:	/s/ WILLIAM M. WALKER
	Name:	William M. Walker
	Title:	Chairman, President and Chief Executive Officer
PURCHASER:
Walker & Dunlop, LLC, a Delaware limited liability company
By:	/s/ WILLIAM M. WALKER
	Name:	William M. Walker
	Title:	Chairman, President and Chief Executive Officer

STOCKHOLDERS:
/s/ WILLIAM M. WALKER William M. Walker
/s/ MALLORY WALKER Mallory Walker
/s/ DEBORAH WILSON Deborah Wilson
/s/ RICHARD LUCAS Richard Lucas

/s/ RICHARD C. WARNER Richard C. Warner
/s/ HOWARD W. SMITH, III Howard W. Smith, III

SELLER:
CW Financial Services LLC, a Delaware limited liability company
By:	/s/ CHARLES R. SPETKA
	Name:	Charles R. Spetka
	Title:	Chief Executive Officer

Schedule I

Stockholder	Shares	Limit	Taxes Sales
William M. Walker	1,890,774	17,000 shares per month until trading period ended 11/30/12; then 13,000 per month through 12/31/12	25,839
Howard W. Smith, III	1,313,261	20,000 shares per month, through 12/31/12	20,671
Richard Warner	153,462	5,000 shares per month, through 12/31/12	30,509
Mallory Walker	2,179,707	No Rule 10b5-1 Plan	0
Deborah Wilson	123,380	2,500 shares per month, through 5/31/13.	18,913
Richard Lucas	88,090	No Rule 10b5-1 Plan	16,029

Annex D

EXECUTION VERSION

VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of June 7, 2012 by and among (i) Walker & Dunlop, Inc., a Maryland corporation ("Parent"), (ii) Walker & Dunlop, LLC, a Delaware limited liability company ("Purchaser"), (iii) Column Guaranteed LLC, a Delaware limited liability company ("Stockholder"), and (iv) CW Financial Services LLC, a Delaware limited liability company ("Seller").

        WHEREAS, Purchaser and Seller are parties to a purchase agreement of even date herewith (the "Purchase Agreement") pursuant to which, at the closing thereunder, (i) Purchaser shall acquire all of the outstanding limited liability company membership interests of CWCapital LLC, a Massachusetts limited liability company (the "Interests"), from Seller, and (ii) as partial consideration for such sale of the Interests, Seller shall receive the number of shares of Parent's common stock, par value $0.01 per share ("Common Stock"), specified in the Purchase Agreement (the "Stock Consideration") and the right to designate up to two nominees (the "Board Designees"), from time to time, for election to Parent's Board of Directors (the "Board") pursuant to Section 6.10 of the Purchase Agreement;

        WHEREAS, in accordance with requirements of the New York Stock Exchange set forth in Section 312.03 of the New York Stock Exchange Listed Company Manual (the "NYSE Rule"), Parent must obtain stockholder approval for and prior to Parent's issuance of the Stock Consideration; and

        WHEREAS, the parties hereto are entering into this Agreement to implement and govern their respective intentions, rights and obligations with respect to Parent's obtaining approval of the stockholders of Parent for the issuance of the Stock Consideration.

        NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

        1.    Definitions.     Capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement. The following capitalized terms used herein have the following meanings:

          (a)   "MGCL" means the General Corporation Law of the State of Maryland, as amended.

          (b)   "Person" means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

        2.    Representations and Warranties.     Stockholder represents and warrants to Seller that:

          (a)   Stockholder beneficially owns, as of the date hereof, the number of shares of Common Stock set forth next to its name on Schedule I hereto (the "Shares"). Except for proxies and restrictions in favor of Seller pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" Laws of the various states of the United States, Stockholder has sole voting power and sole power of disposition with respect to all of Stockholder's Shares, with no restrictions on Stockholder's rights of voting or disposition pertaining thereto and no Person other than Stockholder has any right to direct or approve the voting or disposition of any Stockholder Shares. As of the date hereof, Stockholder does not own, beneficially or of record, or have the right to acquire, any securities of Parent other than such Stockholder's Shares listed on Schedule I hereto and such Shares are not subject to any rights of others and are free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Stockholder's voting rights, charges and other encumbrances of any nature whatsoever, other than those (if any) that may be imposed by or under applicable federal and state securities laws; provided, however, that certain Stockholder's Shares are subject to the Stockholders Agreement, dated as of December 20, 2010, by and among the Parent and the Stockholders named therein and the Registration Rights Agreement, dated as of December 20, 2010, by and among the Company and the Stockholders named therein.

          (b)   Stockholder has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Stockholder of this Agreement and the transactions contemplated hereby have been duly authorized and approved by all necessary action on the part of Stockholder and no further action on the part of Stockholder is necessary to authorize the execution and delivery by Stockholder of this Agreement or the performance by Stockholder of its obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and, assuming due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at Law or in equity.

          (c)   No consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the performance by Stockholder of its obligations under this Agreement. Neither the execution and delivery of this Agreement by Stockholder nor the performance by Stockholder of its obligations hereunder will (i) violate any Law applicable to such Stockholder, or (ii) require the consent or other action by any Person under, constitute default under or result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of, Stockholder under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which Stockholder is a party, or by which his or its assets may be bound or affected.

          (d)   Stockholder understands and acknowledges that (i) Seller is entering into this Agreement and the Purchase Agreement in reliance upon Stockholder's representations, warranties covenants and agreement set forth herein and the execution and delivery of this Agreement by Stockholder, (ii) Seller would not have entered into the Purchase Agreement but for the Stockholders' execution of Agreement and (iii) Stockholder is receiving substantial benefit under the Purchase Agreement as a result of its equity interest in Parent.

        3.    Stock Proposal and Special Meeting.

          (a)   As soon as practicable following the date hereof, Parent shall propose for approval by the stockholders of Parent, at a special meeting of such stockholders or by written consent (including any adjournment, postponement or continuation thereof, the "Special Meeting"), the issuance of the Stock Consideration by way of a resolution in satisfaction of the requirements of the NYSE Rule and MGCL, and in accordance with appropriate resolutions of the Board and a proxy statement to be filed by Parent with the Securities and Exchange Commission ("SEC") containing a proposal approving such resolution, with such changes as may be required by the SEC or by applicable law (the "Stock Proposal").

          (b)   From the date hereof until any termination of this Agreement in accordance with its terms, at the Special Meeting or any other meeting of the stockholders of Parent however called (or any action by written consent in lieu of a meeting) or any adjournment thereof, Stockholder shall vote all of Stockholder's Shares or, as appropriate, execute written consents in respect thereof, (i) in favor of the Stock Proposal and (ii) against any proposal made to the stockholders of the Parent that could reasonably be expected to result in any of the conditions to the Closing or to the Company's, Parent's or Purchaser's obligations under the Purchase Agreement not being fulfilled or that is intended, or could reasonably be expected, to impede, interfere, delay,

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  discourage or adversely affect the Purchase Agreement, the Closing or this Agreement except, in each case of (i) or (ii), after there is an amendment, modification or waiver of the Purchase Agreement that is materially adverse to Parent without Stockholder's prior written consent. Any such vote shall be cast (or consent shall be given) by the Stockholders in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

          (c)   From the date hereof until the date of the Special Meeting (or any earlier date at which the Stock Proposal is validly approved), Stockholder shall not (i) sell, transfer (including by operation of Law), give, pledge, encumber, assign or otherwise dispose of (including, without limitation, any Constructive Disposition (as defined below)), or enter into any Contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any of Stockholder's Shares (or any right, title or interest thereto or therein), (ii) deposit any of Stockholder's Shares or any shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Stockholder Shares with respect to any matters covered by Section 3(c), (iii) take any action that would make any representation or warranty of Stockholder set forth in this Agreement untrue or incorrect in any respect or have the effect of preventing, disabling or delaying Stockholder from performing any of its obligations under this Agreement or (iv) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii) of this Section 3(c); provided, however, Stockholder shall be permitted to sell shares of Common Stock beneficially owned by Stockholder pursuant to a plan in compliance with Rule 10b5-1 under the Exchange Act (each a "Rule 10b5-1 Plan"), subject to the applicable volume limitations under Rule 144(e) of the Securities Act. As used herein, the term "Constructive Disposition" means, with respect to any Stockholder's Shares, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any attempted transfer of such Stockholder's Shares or any interest therein in violation of this Section 3(d) shall be null and void. Notwithstanding anything to the contrary in the foregoing sentence, this Section 3(c) shall not prohibit a transfer of Stockholder's Shares to an Affiliate of the Stockholder; provided, however, that a transfer shall be permitted only if as a condition precedent to the effectiveness of such transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

          (d)   Notwithstanding anything to the contrary, none of the provisions of this Agreement shall in any way limit the activities of Affiliates of Stockholder which may engage in brokerage, investment advisory, financial advisory, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business provided that such activities do not involve or relate to the Stockholder's Shares.

        4.    Termination.     This Agreement and all obligations of the parties hereunder shall automatically terminate without any further action required by any Person in the event of the termination of the Purchase Agreement in accordance with its terms. In the event that the Closing occurs, only Section 3 of this Agreement shall terminate and all other provisions of this Agreement shall survive the Closing.

        5.    Board Designee.     To the extent Stockholder owns, directly or indirectly, at least 10% of the then outstanding Parent Common Stock, at the annual meeting of shareholders of Parent to be held during the 2013 and 2014 calendar years, or at any special meeting of shareholders of Parent held prior to Parent's 2014 annual meeting of shareholders at which directors of Parent are to be elected, or at any taking of action by written consent of shareholders of Parent prior to Parent's 2014 annual meeting

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of shareholders with respect to which directors of Parent are to be elected (each a "Director Election"), Stockholder shall have the right (but not the obligation) to designate one (1) nominee for election to the Board of Directors (such nominee, the "CS Nominee") at such Director Elections. At or prior to any Director Election: (i) Parent's Nominating and Corporate Governance Committee (or any other committee exercising a similar function) shall recommend to the Parent Board the nomination of the CS Nominee for election to the Parent Board, and (ii) the Parent Board shall recommend to the Parent Stockholders the election of the CS Nominees to the Parent Board. At each such Director Election, (A) Seller and its Affiliates shall vote all of the shares of Parent Common Stock then held by Seller and its Affiliates in favor of electing the CS Nominee or its Affiliates to the Parent Board and (B) Stockholder shall vote all of the shares of Parent Common Stock then held by Stockholder in favor of electing the Seller's or its Affiliates nominees to the Parent Board.

        6.    Miscellaneous.

          (a)    Counterparts.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts. All counterparts shall constitute one and the same instrument. Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

          (b)    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the choice of laws provisions thereof.

          (c)    Amendment; Waiver.     Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought. The waiver by any party of the performance of any act shall not operate as a waiver of the performance of any other act or an identical act required to be performed at a later time. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. Seller shall not agree to amend the Voting Agreement, dated as of June     , 2012, by and among Parent, Purchaser, Seller, Mallory Walker, William M. Walker, Richard Warner, Deborah Wilson, Richard Lucas and Howard W. Smith, III, in a manner that is beneficial to any of the Stockholders thereunder unless Seller simultaneously agrees to amend this Agreement in the same manner.

          (d)    Entire Agreement.     This Agreement constitutes the entire agreement and supersedes conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          (e)    Assignability.     This Agreement and all of the provisions hereof shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns and any reference to a party shall also be a reference to an heir, legal representative, successor or permitted assign; provided, however, that this Agreement may not be assigned (except by operation of law) by any party hereto without the prior written consent of the other parties hereto, and any attempted assignment without such consent shall be void and of no effect.

          (f)    Titles.     The titles and captions of the sections, subsections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

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          (g)    Third Party Beneficiary.     No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, Affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other Person. All provisions hereof shall be personal solely among the parties to this Agreement.

          (h)    Severability.     If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement to effect such replacement; provided, however, that such replacement does not defeat the principal purpose of this Agreement.

          (i)    Interpretation.     This Agreement shall be read and construed in the English language. As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. References herein to a party or other Person include their respective successors and assigns. The words "include," "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limitation" unless such phrase otherwise appears. Unless the context otherwise requires, references herein to sections shall be deemed references to sections of this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular section, subsection or provision hereof. Except when used together with the word "either" or otherwise for the purpose of identifying mutually exclusive alternatives, the term "or" has the inclusive meaning represented by the phrase "and/or." With regard to each and every term and condition of this Agreement, the parties understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

            (i)    Submission to Jurisdiction.    Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of (a) any Delaware State court and (b) the United States District Court for the District of Delaware, for the purposes of any litigation arising out of this Agreement or any transaction contemplated hereby. Each of the Parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in (a) any Delaware State court or (b) the United States District Court for the District of Delaware, or that any such litigation brought in any such court has been brought in an inconvenient forum.

          (j)    Waiver of Jury Trail.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (k)    Equitable Remedies.     The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of Delaware (as

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  to which the parties agree to submit to jurisdiction for the purpose of such action), in each case without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which they are entitled at law or in equity.

          (l)    Public Announcement.     Each Stockholder, solely in its capacity as a stockholder of Parent, agrees that such Stockholder shall not make any public announcement that would have the effect of preventing, impeding, interfering with or adversely affecting the performance by such Stockholder of its obligations under this Agreement, except as required by applicable law. None of the parties to Agreement shall make any public announcement or issue any press release referencing CS or any of its Affiliates, without the prior written consent of CS, except as may be required by applicable law.

          (m)    Legends.     If requested by Seller, each Stockholder agrees to cause all certificates representing such Stockholder's Shares to bear a prominent legend stating that such Stockholder's Shares are subject to the transfer, voting and other restrictions described in this Agreement.

          (n)    Stockholder Capacity.     The parties acknowledge that this Agreement is entered into by each Stockholder in his or its capacity as owner of the Stockholder's Shares and that nothing in this Agreement shall in any way restrict, limit or prohibit any Affiliate or representative of such Stockholder from exercising his or her fiduciary duties in his or her capacity as a director of the Parent or Purchaser.

          (o)    Additional Shares.     Until any termination of this Agreement in accordance with its terms, Stockholder shall promptly notify Seller of the number of shares of Parent Common Stock, if any, as to which Stockholder acquires record or beneficial ownership after the date hereof. Any shares of Parent Common Stock as to which such Stockholder acquires record or beneficial ownership after the date hereof and prior to termination of this Agreement shall be Shares for purposes of this Agreement. Without limiting the foregoing, in the event of any stock split, stock dividend or other change in the capital structure of Seller affecting the Seller Stock, the number of shares of Parent Common Stock constituting Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Parent Common Stock or other voting securities of Parent issued to any such Stockholder in connection therewith.

  [Signature Page Follows]

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        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

PARENT:
Walker & Dunlop, Inc., a Maryland corporation
By:	/s/ WILLIAM M. WALKER
	Name	William M. Walker
	Title	Chairman, President and Chief Executive Officer

Credit Suisse Voting Agreement
Signature Page

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

PURCHASER:
Walker & Dunlop, LLC, a Delaware limited liability company
By:	/s/ WILLIAM M. WALKER
	Name	William M. Walker
	Title	Chairman, President and Chief Executive Officer

Credit Suisse Voting Agreement
Signature Page

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

CW FINANCIAL SERVICES LLC
By:	/s/ CARLA STONER
	Name	Carla Stoner
	Title	Chief Financial Officer

Credit Suisse Voting Agreement
Signature Page

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

COLUMN GUARANTEED LLC
By:	/s/ EDMUND F. TAYLOR
	Name	Edmund F. Taylor
	Title	President

Voting Agreement
Signature Page

 Schedule I

Shares
Column Guaranteed LLC	5,057,117

Annex E

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of                     , 2012 by and between Walker & Dunlop, Inc., a Maryland corporation (the "Company"), and CW Financial Services LLC, a Delaware limited liability company (the "Initial Holder").

        WHEREAS, the Company has entered into a the Purchase Agreement dated as of June 7, 2012 (the "Purchase Agreement") by and among the Company, Walker & Dunlop, LLC, the Initial Holder and CWCapital LLC, a Massachusetts limited liability company ("CWC"), pursuant to which the Company has agreed to purchase and the Initial Holder has agreed to sell, all of the limited liability company interests in CWC. Pursuant to the Purchase Agreement, among other things, in partial consideration for the limited liability company interests in CWC, the Company will issue to the Initial Holder a total of                shares (the "Shares") of its common stock, par value $0.01 per share ("Common Stock"), pursuant to an exemption from registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"); and

        WHEREAS, the Company has agreed to grant to the Initial Holder (and its assignees and transferees) the registration rights described in this Agreement (the "Registration Rights").

        NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1. DEFINITIONS

        The following capitalized terms used herein have the following meanings:

        "2010 Registration Rights Agreement" means the Registration Rights Agreement dated as of December 20, 2010, by and among the Company and the holders listed on Schedule I thereto.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise

        "Aggregate Registrable Securities" is defined in Section 2.2(b).

        "Agreement" is defined in the preamble hereto.

        "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

        "Closing Date" means the date on which the transactions contemplated by the Purchase Agreement are consummated.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" is defined in the recitals hereto.

        "Company" is defined in the preamble hereto.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "FINRA" means the Financial Industry Regulatory Authority.

        "Free Writing Prospectus" means a free writing prospectus, as defined in Rule 405 under the Securities Act.

        "Holder Information" is defined in Section 3.1.

        "Holders" means to (a) the Initial Holder and (b) any assignee or transferee (of the Initial Holder or any subsequent Holder) of any of the Registrable Securities, provided such assignee or transferee agrees in writing to be bound by the provisions hereof.

        "Issuer Free Writing Prospectus" means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

        "Person" means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association or other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

        "Piggy-Back Registration" is defined in Section 2.2(a).

        "Prospectus" means the prospectus or prospectuses included in the Registration Statement, including any documents incorporated therein by reference.

        "Registrable Securities" means the Shares and any additional shares of the Company's Common Stock, and any other debt or equity securities issued by the Company, in any case issued with respect to any Shares or such other securities by way of share or other dividend, distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, and any shares of Common Stock or other Registrable Securities issuable upon conversion, exercise or exchange thereof.

        "Registration Rights" is defined in the recitals hereto.

        "Registration Statement" means a registration statement on Form S-3 (or any successor form, provided that if at the time of determination, the Company does not meet the requirements to use Form S-3, then on Form S-1 or any successor form) of the Company covering only the Registrable Securities pursuant to Section 2.1(a), or other registration statement contemplated by Section 2.2(a), including any documents incorporated therein by reference.

        "Securities Act" is defined in the preamble hereto.

        "Shares" is defined in the preamble hereto.

        "Side Letter" means the letter agreement dated as of June 7, 2012 among the Initial Holder, Column Guaranteed LLC, the Company and the other holders of Common Stock that are parties thereto.

        "Suspension Event" is defined in Section 2.3(a).

        "Termination Date" is defined in Section 2.1(a).

        "Underwritten Offering" is defined in Section 2.1(d).

        "Underwritten Offering Notice" is defined in Section 2.1(d).

SECTION 2. REGISTRATION RIGHTS

        2.1    Mandatory Registration.

          (a)   Upon the terms and subject to the conditions set forth in this Agreement, the Company shall file with the Commission as soon as practicable after the Closing Date and in all events within thirty (30) calendar days after the Closing Date the Registration Statement. Except as contemplated by the Side Letter, the Registration Statement shall register only the Registrable Securities and no other securities of the Company. Each Holder and its counsel shall have a

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  reasonable opportunity to review and comment upon the Registration Statement and upon each amendment to the Registration Statement and any related Prospectus prior to its filing with the Commission. Each Holder shall furnish all information reasonably requested by the Company for inclusion therein relating to such Holder and its plan of distribution for the Registrable Securities. The Company shall use its reasonable best efforts to have the Registration Statement or amendment declared effective by the Commission at the earliest possible date following the filing thereof. The Company shall use its reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act (or any successor rule providing for offering securities on a continuous basis) and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date on which all of the Registrable Securities covered by such Registration Statement are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder or (ii) the date on which the Holders consummate the sale of all of the Registrable Securities registered under the Registration Statement (the earlier of (i) or (ii), the "Termination Date"). The Company hereby undertakes and agrees (with respect to only the information provided by the Company to be included in the Registration Statement) that the Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b)   The Company shall, as required by applicable securities regulations, from time to time file with the Commission, pursuant to Rule 424 promulgated under the Securities Act, the Prospectus and Prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. Each Holder and its counsel shall have a reasonable opportunity to review and comment upon the Prospectus and Prospectus supplements prior to its filing with the Commission.

          (c)   All offers and sales of Registrable Securities covered by the Registration Statement by the Holders thereof shall be completed within the period during which the Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission. Upon notice that the Registration Statement is no longer effective, each Holder will not offer or sell the Registrable Securities covered by the Registration Statement. If directed in writing by the Company, each Holder will return all undistributed copies of the related Prospectus in the Holder's possession upon the expiration of such period, other than permanent file copies then in the possession of the Holder's counsel.

          (d)    Underwritten Registered Resales.     Upon the written request of a Holder or Holders of a number of Registrable Securities equal to at least five percent (5%) of the issued and outstanding shares of Common Stock as of the Closing (an "Underwritten Offering Notice"), then such Holder(s) shall be entitled to effect the sale of such Registrable Securities through an underwritten public offering (an "Underwritten Offering"); provided, however, that the Company shall not be obligated to effect more than three Underwritten Offerings under this Section 2.1(d); provided, further, that in the event the number of Registrable Securities included in the Underwritten Offering shall have been cutback at the request of the managing underwriter(s) by 25% or more from the number of Registrable Securities requested in the Underwritten Offering Notice by the applicable Holder(s), then such Underwritten Offering shall not count towards the three Underwritten Offerings permitted under this Section 2.1(d); and provided, further, that the Company shall not be obligated to effect, or take any action to effect, an Underwritten Offering (i) within one hundred eighty (180) days following the last date on which an Underwritten Offering was effected pursuant to this Section 2.1(d) or during any lock-up period required by the underwriters in any prior Underwritten Offering conducted by the Company on its own behalf or

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  on behalf of selling stockholders, or (ii) during the period commencing with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of a registration statement with respect to an offering by the Company with respect to which the Company gave notice pursuant to Section 2.2(a) (provided the Company is actively engaged in good faith commercially reasonable efforts to file such registration statement), and ending on a date ninety (90) days after the effective date of such registration statement. Any request for an Underwritten Offering hereunder shall be made to the Company in accordance with the notice provisions of this Agreement. Upon receipt of a valid Underwritten Offering Notice for an Underwritten Offering in accordance with the terms of this Section 2.1(d), the Company shall give written notice of the proposed Underwritten Offering to all other Holders as soon as practicable, and each Holder who wishes to participate in such Underwritten Offering shall notify the Company in writing within ten (10) Business Days after the receipt by such Holder of the notice from the Company, and shall specify in such notice the number of Registrable Securities to be included in the Underwritten Offering. The Holders holding a majority of the Registrable Securities to be included in an Underwritten Offering shall be entitled to select the managing underwriters for any such Underwritten Offering, subject to the approval of the Company, such approval not to be unreasonably withheld. The Company shall cooperate with the Holder(s) and such managing underwriters in connection with any such offering, including entering into such customary agreements (including underwriting and lock-up agreements in customary form) and taking all such other customary actions as the Holders or the managing underwriters of such Underwritten Offering reasonably request in order to expedite or facilitate the disposition of the Registrable Securities subject to such Underwritten Offering, including the obligations described in Section 2.5.

        Section 2.2    Piggy-Back Registration Rights.

          (a)    Piggy-Back Registration.     Subject to Section 2.3, if the Company proposes to file a Registration Statement under the Securities Act with respect to an underwritten offering of Common Stock by the Company for its own account or for the account of one more other stockholders of the Company (other than (i) the Registration Statement filed pursuant to Section 2.1(a) or (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company's existing stockholders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than ten (10) Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing within five (5) Business Days of receiving such notice (a "Piggy-Back Registration"). The Company shall use its commercially reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein. All Holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration shall (i) enter into an underwriting agreement in reasonable and customary form with the underwriter(s) selected by the Company for such Piggy-Back Registration and (ii) complete and execute all questionnaires, powers-of-attorney, indemnities, opinions and other documents reasonably required under the terms of such underwriting agreement.

          (b)    Reduction of Offering.     If the managing underwriter(s) for a Piggy-Back Registration advises the Company and the Holders of Registrable Securities that in their opinion the dollar amount or number of Common Shares or other securities, if any, that the Company desires to sell, taken together with Common Stock or other securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been

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  requested under this Section 2.2, and the Common Stock or other securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the "Maximum Threshold"), then the Company shall include in such offering (A) if the registration is undertaken for the Company's account: (i) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Threshold; (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Common Stock or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof and the Common Stock or other securities, if any, comprised of "Registrable Securities" (as defined in the 2010 Registration Rights Agreement) of the holders that are parties to the Side Letter (together with the Registrable Securities, the "Aggregate Registrable Securities"), pro rata in accordance with the number of Aggregate Registrable Securities which such Holders have requested be included in such underwritten offering, regardless of the number of Aggregate Registrable Securities or other securities held by each such Person that can be sold without exceeding the Maximum Threshold; and (iii) third, to the extent that the Maximum Threshold has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Threshold; and (B) if the registration is undertaken for the account of a holder of Common Stock other than the Registrable Securities that is a party to the Side Letter: (i) first, the Common Stock or other securities that the holders requesting such underwritten offering and the holders of Registrable Securities desire to include in such offering, allocated pro rata among such holders on the basis of the number of shares of Common Stock (on a fully diluted basis) and the number of Registrable Securities, as applicable, owned by all such holders without exceeding the Maximum Threshold; and (ii) second, to the extent that the Maximum Threshold has not been reached under the foregoing clause (i), the Common Stock or other securities allocated among such other holders in such manner as they agree.

          (c)    Withdrawal.     Any Holder of Registrable Securities may elect to withdraw such Holder's request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement without thereby incurring any liability to the Holders of Registrable Securities, provided that the Company promptly deliver written notice of such withdrawal to each Holder. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 4.

        Section 2.3    Suspension of Offering.

          (a)   Notwithstanding Section 2.1 or Section 2.2, the Company shall be entitled to postpone the filing of a Registration Statement, and from time to time to require any Holder not to sell under a Registration Statement or suspend the effectiveness thereof, if (i) the Board of Directors of the Company determines in good faith that such registration and/or offering would materially and adversely affect any offering of securities of the Company, or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business

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  purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the Company's reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance a "Suspension Event"); provided, however, that the Company may not delay, suspend or withdraw such Registration Statement for more than sixty (60) days at any one time, or more than twice in any twelve (12) month period, or more than three times in any two year period. Upon receipt of any written notice from the Company of (i) the happening of any Suspension Event during the period the Registration Statement is effective or (ii) the Suspension Event resulting in the Registration Statement or related Prospectus containing any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Holder agrees, subject to the proviso of the immediately preceding sentence, (x) it will immediately discontinue offers and sales of the Registrable Securities under any Registration Statement until such Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (y) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law, subpoena or other inquiry from any governmental or regulatory authority. If so directed by the Company, such Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice, other than permanent file copies then in the possession of the Holder's counsel.

          (b)   If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall (i) file all such reports as promptly as practicable and (ii) notify the Holders in writing as promptly as practicable when such suspension is no longer required.

        2.4    Qualification.     The Company shall file such documents as necessary to register or qualify the Registrable Securities to be covered by a Registration Statement by the time such Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder or underwriter of the securities being sold by any such Holder may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Holders, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Holders or such underwriter to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

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        2.5    Additional Obligations of the Company.     Until the Termination Date (or any later date with respect to an Underwritten Offering that the Company is obligated to effect under Section 2.1(d), as applicable), subject to Section 2.3, the Company shall:

          (a)   (i) subject to Section 2.1 and 2.2, prepare and file with the Commission the Registration Statement with respect to the Registrable Securities and cause the Registration Statement to be effective, and (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary (A) to keep the Registration Statement effective and (B) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by the Registration Statement, in each case for such time as is contemplated in Section 2.1;

          (b)   furnish to each Holder and each underwriter, if any, of the securities being sold by such Holder such number of conformed copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in the Registration Statement (including each preliminary Prospectus and any summary Prospectus and any other Prospectus filed under Rule 424 under the Securities Act), in conformity with the requirements of the Securities Act, and any Issuer Free Writing Prospectus, in each case in customary printed form, and such other documents as such Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

          (c)   notify the Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceeding for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction or the initiation of any proceeding for such purpose;

          (d)   promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement, and, if any such order suspending the effectiveness of the Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

          (e)   following the effectiveness of the Registration Statement and thereafter until the Termination Date, promptly notify the Holders: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under the Registration Statement inadvisable pending such disclosure and post-effective amendment as contemplated by Section 2.3(a); and, if the notification relates to any event described in either of the clauses (i) or (ii) of this Section 2.5(e), subject to Section 2.3 above, at the request of the Holders, the Company shall promptly prepare and, to the extent the exemption from the prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Holders a reasonable number

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  of copies of a supplement or post-effective amendment to the Registration Statement or related Prospectus or file any other required document so that (1) the Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (f)    use reasonable best efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the Common Shares are then listed, if the listing of Registrable Securities is then permitted under the rules of such national securities exchange;

          (g)   use commercially reasonable efforts to cause such Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder(s) thereof to consummate the disposition of such Registrable Securities;

          (h)   in connection with any Underwritten Offering effected pursuant to Section 2.1(d), the Company shall obtain for each Holder and any underwriter:

            (1)   an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holder and any underwriter, and

            (2)   a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in AU Section 634 of the AICPA Professional Standards, an "agreed upon procedures" letter) signed by the independent registered public accountants who have certified the Company's financial statements included in such registration statement (and, if necessary, any other independent registered public accountant of any subsidiary of the Company or any business acquired by the Company from which financial statements and financial data are, or are required to be, included in the registration statement);

          (i)    in connection with any Underwritten Offering effected pursuant to Section 2.1(d), the Company shall promptly make available for inspection by any Holder, any underwriter participating in any disposition pursuant to any Registration Statement, and any attorney, accountant or other agent or representative retained by any Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable such Holder or underwriter to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement promptly; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this clause (i) if (y) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (z) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (y) or (z) such Holder requesting such information agrees, and causes each of its Inspectors, to enter into a

8

  confidentiality agreement on terms reasonably acceptable to the Company; and provided, further, that each Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

          (j)    if requested by any Holder participating in the offering of Registrable Securities, incorporate in a Prospectus supplement or post-effective amendment such information concerning such Holder or the intended method of distribution as such Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such Prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission and is unreasonable in scope compared with the Company's most recent Prospectus or Prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company;

          (k)   in connection with any Underwritten Offering effected pursuant to Section 2.1(d), if requested by any underwriter, (i) agree, and cause the Company, to be bound by customary "lock-up" agreements restricting the ability to dispose of Company securities, and (ii) request that any directors or officers of the Company agree to be bound by customary "lock-up" agreements restricting the ability to dispose of Company securities;

          (l)    in connection with any Underwritten Offering effected pursuant to Section 2.1(d), cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of FINRA;

          (m)  in connection with any Underwritten Offering effected pursuant to Section 2.1(d), otherwise use best efforts to cooperate as reasonably requested by any Holder and any underwriter in the offering, marketing or selling of the Registrable Securities (in "road show" presentations or as otherwise requested by any Holder or any underwriter);

          (n)   use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to Holders, as promptly as practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company's first full quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (o)   provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of such Registration Statement;

          (p)   cooperate with any Holder and any underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law), if necessary or appropriate, representing securities sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Holder may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates as necessary or appropriate; and

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          (q)   otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

        2.6    Obligations of the Holder.     In connection with the Registration Statement, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond in a timely manner to any written request by the Company to provide or verify information regarding such Holder or the Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related Prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus.

SECTION 3. INDEMNIFICATION; CONTRIBUTION

        3.1    Indemnification by the Company.     The Company agrees to indemnify, defend and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any of their partners, members, officers, directors, employees, agents or representatives, as follows:

            (i)  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (ii)  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii)  against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.1 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) (the "Holder Information"), or (B) such Holder's failure to deliver to any purchaser of the Registrable Securities an amended or supplemental Prospectus furnished to

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such Holder by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

        3.2    Indemnification by Holder.     Each Holder (and each assignee of such Holder), severally and not jointly, agrees to indemnify, defend and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other Holder as follows:

            (i)  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (ii)  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Holder; and

          (iii)  against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation by any Person, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Holder Information or (B) such Holder's failure to deliver to any purchaser of the Registrable Securities an amended or supplemental Prospectus furnished to such Holder by the Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 3.2, each Holder and any assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the net proceeds actually received by such Holder or assignee, as the case may be, from sales of the Registrable Securities of such Holder under the Registration Statement that is the subject of the indemnification claim.

        3.3    Conduct of Indemnification Proceedings.     An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve the indemnifying party from any liability which it may have under the indemnity agreement provided in Sections 3.1 or 3.2, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party

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from any obligations to any indemnified party other than the indemnification obligation provided under Sections 3.1 or 3.2, to the extent provided in clause (i) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party of all liability or obligations at no cost or expense to the indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel as selected by the indemnified party, at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel as selected by the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party (which consent will not be unreasonably withheld). If an indemnifying party is entitled to assume, and assumes and conducts reasonably and in good faith, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

        3.4    Contribution.

          (a)   In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3.1 and 3.2 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and each Holder, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

          (b)   The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.4, a Holder shall not be required to contribute any amount in excess of the amount of the net proceeds actually received by such Holder from sales of the Registrable Securities of such Holder under the Registration Statement that is the subject of the indemnification claim.

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          (c)   Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.4, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 4. EXPENSES

        The Company shall pay all expenses incident to the performance by the Company of its obligations under Section 2, including (i) Commission, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing (including expenses of printing certificates, if any, for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses and Issuer Free Writing Prospectuses is requested by a Holder or underwriter of Registrable Securities), copying, messenger and delivery expenses (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including any expenses arising from any "comfort" letters, "agreed upon procedures letters," opinions or any special audits incident to or required by any registration or qualification), (v) the fees, charges and expenses of one firm of counsel for the Holders (which firm shall be selected by the Holders selling in such registration that hold a majority of the Registrable Securities included in such registration), (vi) except as provided in the immediately following sentence, the fees and expenses (including underwriting discounts and commissions and transfer taxes) of every nationally recognized investment bank engaged in connection with a registration under Section 2.2 and (vii) any expenses described in clauses (i) through (vi) incurred in connection with the marketing and sale of Registrable Securities, regardless of whether a registration is effected, marketing is commenced or sale is made. Each Holder selling under such Registration Statement shall be responsible for the payment of its portion of all underwriting discounts and commissions, fees and disbursements of the Holder's counsel, accountants and other advisors (except as contemplated by the preceding sentence), and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement. The Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded.

SECTION 5. RULE 144 COMPLIANCE

        The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act or pursuant to the Registration Statement, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as such Holder may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities hereunder.

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 SECTION 6. MISCELLANEOUS

        6.1    Preservation of Rights.     Except as contemplated by the Side Letter, the Company shall not (a) grant any registration rights to third parties which are, or enter into any amendment to or permit any waiver of the 2010 Registration Rights Agreement which is, more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, amendment or waiver, take any action, or permit any change to occur, with respect to its securities that violates or subordinates, or is inconsistent with, the rights expressly granted to the holders of the Registrable Securities in this Agreement.

        6.2    Counterparts.     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts. All counterparts shall constitute one and the same instrument. Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

        6.3    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the choice of laws provisions thereof.

        6.4    Amendment; Waiver.     Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought. The waiver by any party of the performance of any act shall not operate as a waiver of the performance of any other act or an identical act required to be performed at a later time. Except as otherwise provided herein, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement.

        6.5    Entire Agreement.     This Agreement, schedules hereto and the Side Letter constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        6.6    Assignment; Successors and Assigns.     This Agreement shall not be assigned by the Company. This Agreement and the rights granted hereunder may not be assigned by any Holder without the written consent of the Company; provided, however, that a Holder may assign some or all its rights and obligations hereunder, without such consent, in connection with a transfer of some or all of such Holder's Registrable Securities to any of its Affiliates or to any third party in a private placement transaction, provided such transferee agrees in writing to be bound by all of the provisions hereof and such Holder provides written notice to the Company within ten (10) Business Days of the effectiveness of such assignment; provided, however, that the rights granted hereunder may not be assigned by any Holder to more than ten (10) Persons that are not affiliated with the Initial Holder without the written consent of the Company. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.

        6.7    Titles.     The titles and captions of the sections, subsections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

        6.8    Third Party Beneficiary.     Except as may be expressly provided herein (including in Section 3), no provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, shareholder, partner,

14

member, director, officer or employee of any party hereto or any other Person. All provisions hereof shall be personal solely among the parties to this Agreement.

        6.9    Severability.     If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Company to effect such replacement; provided, however, that such replacement does not defeat the principal purpose of this Agreement.

        6.10    Interpretation.     As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and singular shall include the plural. References herein to a party or other Person include their respective successors and assigns. The words "include," "includes" and "including" when used herein shall be deemed to be followed by the phrase "without limiting the generality of the foregoing" unless such phrase otherwise appears. Unless the context otherwise requires, references herein to articles, sections, schedules, exhibits and attachments shall be deemed references to articles and sections of, and schedules, exhibits and attachments to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular article, section or provision hereof. Except when used together with the word "either" or otherwise for the purpose of identifying mutually exclusive alternatives, the term "or" has the inclusive meaning represented by the phrase "and/or." Any deadline or time period set forth in this Agreement that by its terms ends on a day that is not a Business Day shall be automatically extended to the next succeeding Business Day. All references in this Agreement to "dollars" or "$" shall mean United States dollars. With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have or has been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.

        6.11    Notices.     Any notice to be given by any party to this Agreement shall be given in writing and may be effected by facsimile, personal delivery, overnight courier or e-mail (provided receipt of such email is evidenced by a reply email), addressed as follows (or by another means approved in writing by a party pursuant to a notice given in accordance with this Section 6.11):

  If to the Company:

  Walker & Dunlop, Inc.
  7501 Wisconsin Avenue, Suite 1200E
  Bethesda, Maryland 20814
  Attention: General Counsel
  Fax: (301) 634-2190
  E-mail: RLucas@walkerdunlop.com

  If to the Initial Holder:

  CWCapital LLC
  c/o CW Financial Services, LLC
  7501 Wisconsin Avenue, Suite 500W
  Bethesda, Maryland 20814

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  Attention: Carla Stoner
  Fax: (301) 222-4714
  E-mail: cstoner@cwcapital.com

  and

  Attention: Scott Spelfogel, General Counsel
  Fax: (866) 572-7745
  E-mail: sspelfogel@cwcapital.com

  with a copy to (which shall not constitute notice):

  Sidley Austin LLP
  787 Seventh Avenue
  New York, New York 10019
  Attention: George Petrow, Esq.
  Fax (212) 839-5599
  Email: gpetrow@sidley.com

  and

  Attention: Matthew J. Rizzo, Esq.
  Fax: (212) 839-5599
  Email: mrizzo@sidley.com

        With respect to any subsequent Holder: such notice address as provided at such time that such Holder agrees in writing to be bound by all of the provisions hereof.

        The date of service for any notice sent in compliance with the requirements of this Section 6.11 shall be (i) the date such notice is personally delivered, (ii) the next succeeding Business Day after the date of delivery to the overnight courier if sent by overnight courier or (iii) the next succeeding Business Day after the date of transmission by electronic mail or facsimile.

        6.12    Equitable Remedies.     The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not timely performed in accordance with the specific terms hereof or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in Delaware (as to which the parties agree to submit to jurisdiction for the purpose of such action), this being in addition to any other remedy to which the parties are entitled under this Agreement; provided, however, that nothing in this Agreement shall be construed to permit or not permit any Holder to enforce the consummation of the Purchase Agreement.

[Signatures on following page]

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        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

THE COMPANY:
Walker & Dunlop, Inc., a Maryland corporation
By:
Name:
Title:
HOLDER:
CW FINANCIAL SERVICES LLC
By:
Name:
Title:

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Annex F

FORM OF CLOSING AGREEMENT

        This CLOSING AGREEMENT (this "Agreement") dated as of                    , 2012, is by and between Walker & Dunlop, Inc., a Maryland corporation ("Parent"), CW Financial Services LLC, a Delaware limited liability company ("Seller") and CWCapital LLC, a Massachusetts limited liability company ("CW", and together with Parent and Seller, the "Parties").

RECITALS:

        WHEREAS, Seller owns all of the equity interests of the Company (the "Company Interests");

        WHEREAS, Parent (or its designated directly or indirectly wholly owned Affiliate, which such Affiliate for purposes of this Agreement, shall be included within the term "Parent," as the context requires) and Seller, are parties to a purchase agreement of even date herewith (the "Purchase Agreement"), pursuant to which, at the closing thereunder (the "Closing"), Parent shall purchase and acquire from Seller, and Seller shall sell and transfer to Parent, the Company Interests for the consideration and on the terms and conditions set forth in the Purchase Agreement (the "Transaction");

        WHEREAS, at the Closing, Seller will be entitled to receive a number of shares of Parent Common Stock constituting the Stock Consideration (the "Acquired Shares");

        WHEREAS, each of the Parties hereby acknowledges and agrees that it will derive substantial benefit from the consummation of the Transaction, and, accordingly, such Parties desire to establish in this Agreement certain terms and conditions concerning the relationship of Seller and Parent; and

        WHEREAS, as a condition and inducement to Parent entering into and incurring its obligations under the Purchase Agreement, Parent requires that Seller enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

        Section 1.1    Definitions.     Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Purchase Agreement. In addition, the following terms shall have the corresponding meanings for purposes of this Agreement:

        "Acquired Shares" has the meaning set forth in the Recitals.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise. For the avoidance of doubt, the term "Affiliate" with respect to the Seller shall include Fortress Investment Group, LLC and its Affiliates.

        "Agreement" has the meaning set forth in the Preamble.

        "Causes of Action" has the meaning set forth in Section 4.2.

        "Company" means CWCapital LLC, a Massachusetts limited liability company.

        "Competing Services" means lending money through loans secured by commercial real estate as an authorized or licensed Fannie Mae DUS, Freddie Mac Program Plus or MAP- or LEAN-approved FHA lender under the programs established by such Agencies. For the avoidance of doubt, Competing

Services excludes correspondent lending, brokering loans and providing any other services to a lender that provides Competing Services.

        "Confidential Information" means, with respect to any Party, all information regarding such Party and its Affiliates, including any business plans, financial information, operational information, personnel records, customer lists, and customer contracts and projections; provided, however, that "Confidential Information" shall not include information (i) which is or becomes generally available to the public other than as a result of the breach of this Agreement by the receiving Party, (ii) is or becomes available to the receiving Party or its Affiliates on a non-confidential basis from a source other than the disclosing Party or its Affiliates, provided that the receiving Party did not know that the source of such information was bound by a confidentiality agreement or other confidentiality obligation with respect to such information or (iii) that is independently developed by the receiving Party or its Affiliates without use of reference to the Confidential Information of the other Party.

        "Contract" means any contract, commitment, purchase order, mortgage, instrument, indenture, sales order, license, lease or other agreement or arrangement, whether written or oral, in any case, that is legally binding.

        "Effective Date" has the meaning set forth in Section 2.1.

        "Parent" has the meaning set forth in the Preamble.

        "Purchase Agreement" has the meaning set forth in the Recitals.

        "Qualified Director" means a director who qualifies as an independent director of Parent under (i) the bylaws of Parent and any applicable corporate governance policies or guidelines of Parent then in effect and (ii) (A) applicable rules of the New York Stock Exchange, as such rules may be amended or supplemented from time to time or (B) if the Parent Common Stock is listed on a securities exchange or quotation system other than the New York Stock Exchange, any comparable rule or regulation of the primary securities exchange or quotation system on which the Parent Common Stock is listed or quoted, in each case as determined by the Board of Directors. Notwithstanding the foregoing, no Affiliate of Seller or any member of a "group" (as defined in Section 13(d)(3) of the Exchange Act) with Seller shall be deemed a "Qualified Director".

        "Released Parties" has the meaning set forth in Section 4.2.

        "Releasing Parties" has the meaning set forth in Section 4.2.

        "Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

        "Seller" has the meaning set forth in the Preamble.

        "Term" means the period beginning on the Effective Date and ending on the second anniversary of the Effective Date.

        "Territory" means anywhere in North America.

        "Transaction" has the meaning set forth in the Recitals.

        "Transfer" means, with respect to any security, directly or indirectly, (i) selling, assigning, transferring, hypothecating, pledging, encumbering, permitting the creation of a Lien upon or otherwise disposing of (including by merger, consolidation or otherwise by operation of law) such security or (ii) granting any proxy or entering into any voting agreement, voting trust, power of attorney, consent or other agreement or arrangement with respect to the voting of such security; provided, however, any Lien granted as collateral for any third party indebtedness shall not be deemed a Transfer.

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 ARTICLE 2
EFFECTIVENESS OF AGREEMENT

        Section 2.1    Effective Date.     The parties have executed and delivered this Agreement on the date hereof (the "Effective Date"). Notwithstanding anything to the contrary contained herein, the covenants and agreements set forth in Sections 4.1(a) and 4.1(b) and shall terminate and be of no further force or effect at the end of the Term.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

        Section 3.1    Representations and Warranties of Seller.     Seller hereby represents and warrants to Parent as follows:

          (a)    Organization and Good Standing.     Seller is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, with all requisite power and authority required to conduct its business as presently conducted.

          (b)    Authority.     Seller has all requisite power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder have been duly authorized by all requisite action of Seller (to the extent that Seller is not a natural person) and no other action on the part of Seller or its securityholders is necessary to authorize the execution, delivery or performance by Seller of this Agreement.

          (c)    Valid and Binding Agreement.     This Agreement has been duly executed and delivered by Seller and, assuming that this Agreement has been duly authorized, executed and delivered by Parent, constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and (ii) general principles of equity.

          (d)    Non-Contravention.     The execution and delivery of this Agreement by Seller and the performance by Seller of its obligations hereunder does not and will not (i) violate any provision of the Organizational Documents of Seller, (ii) conflict with or violate any Law or order of any Governmental Authority applicable to Seller or its assets or properties, (iii) require any Permit, authorization, consent, approval, exemption or other action by, notice to or filing with, any Person or Governmental Authority (other than filings by Seller with the SEC under Sections 13 and 16 of the Exchange Act), (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under any Permit or Contract to which Seller is a party or by which any of its properties or assets are bound, or (v) result in the creation or imposition of any Lien on any part of the properties or assets of Seller except, in the case of (ii), (iii), (iv) or (v), as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Seller's ability to perform its obligations hereunder.

          (e)    Private Placement.     Seller has been advised that the Acquired Shares: (i) have not been, and will not at the Closing have been, registered under the Securities Act or any state securities laws, (ii) constitute "restricted securities" as defined in Rule 144 and (iii) therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless exemptions from such registration requirements are available. Seller is acquiring the Acquired Shares for its own account for investment and not with a view to, or for resale in

3

  connection with, any distribution thereof within the meaning of the Securities Act. Seller has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time.

          (f)    Accredited Investor Status.     Seller is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

        Section 3.2    Representations and Warranties of Parent.     Parent hereby represents and warrants to Sellers as follows:

          (a)    Organization and Good Standing.     Parent is duly incorporated, validly existing and in good standing under the Laws of the State of Maryland, with all requisite power and authority required to conduct its business as presently conducted.

          (b)    Authority.     Parent has all requisite corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly authorized by all requisite corporate action of Parent and no other action on the part of Parent or its stockholders is necessary to authorize the execution, delivery or performance by Parent of this Agreement.

          (c)    Valid and Binding Agreement.     This Agreement has been duly executed and delivered by Parent and, assuming that this Agreement has been duly authorized, executed and delivered by Seller, constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws from time to time in effect affecting generally the enforcement of creditors' rights and (ii) general principles of equity.

          (d)    Non-Contravention.     The execution and delivery of this Agreement by Parent and the performance by Parent of its obligations hereunder does not and will not (i) violate any provision of the Organizational Documents of Parent, (ii) conflict with or violate any Law or order of any Governmental Authority applicable to Parent or its assets or properties, (iii) require any Permit, authorization, consent, approval, exemption or other action by, notice to or filing with any Person or Governmental Authority (other than the filing of a Current Report on Form 8-K with the SEC and as contemplated by the Purchase Agreement), (iv) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under, any Permit or Contract to which Parent is a party or by which any of its properties or assets are bound or (v) result in the creation or imposition of any Lien on any part of the properties or assets of Parent except, in the case of (ii), (iii), (iv) or (v), as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent's ability to perform its obligations hereunder.

ARTICLE 4
COVENANTS

        Section 4.1    Restrictive Covenants.     The Parties hereto acknowledge and agree that each Party is relying on the covenants and agreements set forth in this section, that without such covenants the Parties would not enter into the Purchase Agreement or consummate the Transaction or the other transactions contemplated thereby, and that the covenants contained herein and in the Purchase Agreement are sufficient consideration to make the covenants and agreements set forth herein

4

enforceable. For purpose of this Article 4, any reference to Subsidiaries of Parent shall include the Company and its Subsidiaries and any references to Subsidiaries of Seller shall expressly exclude the Company and its Subsidiaries.

          (a)    Non-Competition.     To more effectively protect the value of the business of Parent and its Subsidiaries, and to induce Parent to consummate the Transaction, Seller covenants and agrees that, during the Term, it will not, and will cause its Subsidiaries not to, directly or indirectly, act as a director, officer, equityholder, partner or owner of any business or business unit that is engaged in providing Competing Services within the Territory (including being engaged as a principal part of such business or business unit in providing Competing Services within the Territory); provided, however, the foregoing shall not (i) prevent Seller or any of its Subsidiaries from holding a passive investment in a publicly traded company that does not exceed a 5% ownership interest in such publicly traded company or (ii) prohibit Seller or any of its Subsidiaries from acquiring any Person or business if such Person or business derives less than 50% of its aggregate revenue directly from the performance of Competing Services or acting as a director, officer, equityholder, partner or owner of such Person or business.

          (b)    Non-Solicitation of Employees.     Each of Parent and Seller hereby covenants and agrees that, from and until the second anniversary of the Closing Date, neither it nor any of its Subsidiaries will offer to hire or hire any person who is a Restricted Employee of the other Party or any of its Subsidiaries; provided, however, that nothing in this letter agreement shall prohibit either Party or its Subsidiaries from hiring persons whose employment with the other Party or its Subsidiaries terminated more than 6 months prior to such hiring. "Restricted Employees" means (a) in the case of Parent, the individuals set forth on Exhibit A(1) and (b) in the case of Seller, the individuals set forth on Exhibit B(2). The restrictions in this Section 4.1(b) apply to Galaxy Acquisition LLC (the sole indirect owner of Seller) and each of its direct and indirect Subsidiaries.

          (c)    Confidentiality.     Each Party hereby covenants and agrees that, during the Term, such Party will, and will cause its Subsidiaries and representatives to, maintain the confidentiality of, and refrain from disclosing to any Person, all Confidential Information of the other Party and its Subsidiaries, except to the extent disclosure is required by Law or in response to any summons or subpoena. In the event that such Party reasonably believes after consultation with counsel that it or its Subsidiaries is required by Law or in response to any summons or subpoena to disclose any such Confidential Information, such Party will, to the extent legally permissible, (i) provide the other Party with prompt notice before such disclosure so that such other Party may attempt to obtain, at such other Party's sole cost and expense, a protective order or other assurance that confidential treatment will be accorded to such Confidential Information and (ii) cooperate with the other Party, at such other Party's sole cost and expense, in attempting to obtain such order or assurance.

          (d)    Non-Disparagement.     Each Party hereby covenants and agrees that, during the Term, such Party will cause the members of its senior management not to, directly or indirectly, make any statement or any other expressions (in writing, orally or otherwise) on television, radio, the internet or other media or to any third party, that are in any way disparaging of the other Party or any of its Subsidiaries, or any of their respective Affiliates, or the products and services of the foregoing.

          (e)    Blue-Pencil.     If any court of competent jurisdiction shall at any time deem the term of any particular restrictive covenant contained in this Section 4.1 too lengthy or the geographic area

(1)
Individuals who are Vice Presidents and above as of the date of execution.

(2)
Individuals who are Vice Presidents and above, asset management employees and underwriting employees as of the date of execution.

5

  covered too extensive, the other provisions of this Section 4.1 shall nevertheless stand, the Term shall be deemed to be the longest period permissible by Law under the circumstances and the geographic area covered shall be deemed to comprise the largest territory permissible by Law under the circumstances. The court in each case shall reduce the Term and/or geographic area covered to permissible duration or size.

        Section 4.2    Release.

          (a)   Seller (on behalf of itself and its Subsidiaries) (the "Seller Releasing Parties"), hereby forever and unconditionally waives and releases the Company, its Subsidiaries and their respective current and former officers, directors and agents (collectively, the "Released Company Parties"), to the fullest extent permitted by Law, from all actions, causes of action, suits, debts, costs, penalties, dues, sums of money, accounts, reckonings, bonds, bills, liabilities, controversies, variances, trespasses, damages, judgments, demands, grievances or any other claims of any kind or nature, known or unknown, existing or claimed to exist, fixed or contingent, both at law and in equity ("Causes of Action") that such Seller Releasing Party now has, has ever had or may hereafter have against the Released Company Parties arising contemporaneously with or prior to the Effective Date but solely to the extent that such Causes of Action arose out of Seller's ownership and conduct of the business of the Company and its Subsidiaries prior to the Effective Date; provided, however, that nothing contained herein will release any Released Company Party from (i) any Causes of Action arising under this Agreement, the Purchase Agreement or the Transaction Documents or any rights to indemnification thereunder or (ii) any Causes of Action arising under arms length Contracts existing between the Company and its Subsidiaries, on the one hand, and Seller and its Subsidiaries, on the other hand, which remains in effect after the Closing pursuant to the terms of the Purchase Agreement.

          (b)   The Company (on behalf of the Company and its Subsidiaries) (the "Company Releasing Parties"), hereby forever and unconditionally waives and releases Seller, its Subsidiaries and their respective current and former officers, directors and agents (collectively, the "Released Seller Parties"), to the fullest extent permitted by Law, from all actions, causes of action, suits, debts, costs, penalties, dues, sums of money, accounts, reckonings, bonds, bills, liabilities, controversies, variances, trespasses, damages, judgments, demands, grievances or any other claims of any kind or nature, known or unknown, existing or claimed to exist, fixed or contingent, both at law and in equity ("Causes of Action") that such Company Releasing Party now has, has ever had or may hereafter have against the Released Seller Parties arising contemporaneously with or prior to the Effective Date but solely to the extent that such Causes of Action arose out of Seller's ownership and conduct of the business of the Company and its Subsidiaries prior to the Effective Date; provided, however, that nothing contained herein will release any Released Seller Party from (i) any Causes of Action arising under this Agreement, the Purchase Agreement or the Transaction Documents or any rights to indemnification thereunder or (ii) any Causes of Action arising under arms length Contracts existing between the Company and its Subsidiaries, on the one hand, and Seller and its Subsidiaries, on the other hand, which remains in effect after the Closing pursuant to the terms of the Purchase Agreement.

        Section 4.3    Restrictions on Transfer of Acquired Shares.     Except as required by applicable securities Laws, the Transfer of any of the Acquired Shares by Seller shall not be subject to any restrictions; provided, however, that notwithstanding the foregoing, Seller shall not Transfer any of the Acquired Shares prior to the 180th day following the Effective Date except for Transfers to one or more of Seller's Affiliates provided that Seller shall be liable for any subsequent Transfers by such Affiliates in breach of this Section 4.3.

6

ARTICLE 5
RIGHT OF FIRST OFFER

        Section 5.1    Right of First Offer.

          (a)   If at any time Seller desires to Transfer to an unaffiliated third party or parties Acquired Shares (i) which would constitute more than twenty percent (20%) of Parent's then issued and outstanding Common Stock on a fully-diluted basis, and (ii) such proposed Transfer would be consummated pursuant to a private sale (other than through any broker dealer transactions) and not through a public offering of securities pursuant to a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, then prior to effecting such Transfer, Seller shall deliver a written notice (a "ROFO Notice") to Parent specifying the number of Acquired Shares desired to be Transferred (the "ROFO Shares").

          (b)   Within 7 days of receipt of the ROFO Notice (the "Offer Period"), Parent shall have the right, but not the obligation, to provide Seller an irrevocable written offer to purchase all, but not less than all, of the ROFO Shares, in cash (the "Offer Notice") at such price per ROFO Share (the "ROFO Price") set forth in the Offer Notice and on a closing date no later than 5 days following the date of delivery of the Offer Notice.

          (c)   If Parent does not deliver an Offer Notice within the Offer Period, then (i) Parent shall forfeit its right to purchase the ROFO Shares and (ii) Seller shall have the right, but not the obligation, to Transfer any or all of the ROFO Shares to any Person at a price per ROFO Share that is at least 95% of the ROFO Price; provided, however, with respect to any ROFO Shares not Transferred by Seller pursuant to this Section 5.1(c)(ii) within the 90 day period commencing at the end of the Offer Period, Seller shall not Transfer such ROFO Shares in the future without first complying with this Section 5.1, if applicable, to such future Transfers.

ARTICLE 6
MARKET ACTIVITIES BY THE SHAREHOLDERS

        Section 6.1    Standstill Arrangement.     Seller irrevocably and unconditionally agrees that, from and after the Effective Date and for so long as (a) Seller has the right under the Purchase Agreement to designate a Board Designee to serve as a director on the Parent Board and (b) the Chairman, President and Chief Executive Officer as of the date of this Agreement (the "Current CPCEO") continues to serve as at least one of the Chairman and/or the Chief Executive Officer of Parent, Seller shall not, in any manner, directly or indirectly, without the prior written consent of a majority of the Qualified Directors:

          (a)   publicly initiate any offer to effect, seek or propose (with or without conditions), any merger, acquisition, consolidation, other business combination, restructuring, recapitalization, tender offer or exchange offer with or involving Parent or any of its Subsidiaries or all or substantially all of their respective securities or assets (each a "Prohibited Transaction"); provided, however, that nothing contained herein shall limit the ability of Seller (i) to file or amend its Schedule 13D regarding the Parent Common Stock as required by Law or to make other securities or tax filings as required by Law, (ii) to support any Prohibited Transaction initiated by any third party, (iii) to vote its Parent Common Stock with respect to any matter that does not relate to a Prohibited Transaction, or (iv) to vote, tender or exchange its Parent Common Stock in any Prohibited Transaction initiated, sought or proposed by any third party; or

          (b)   engage, or in any way participate, directly or indirectly, in any "solicitation" (as such term is defined in Rule 14a-1(l) promulgated by the SEC under the Exchange Act) of proxies or consents (whether or not relating to the election or removal of directors), seek to advise, encourage or influence any Person with respect to the voting of any Parent securities (except in

7

  support of proposals approved by the Board of Directors), in each case, against the election of Parent's directors;

provided, however, that if the Current CPCEO is terminated by the Board with the Seller's Board Designees voting in favor of such termination, then the obligations of Seller under this Section 6.1 shall terminate on the date that is the twelve month anniversary of the date of such termination.

ARTICLE 7
GENERAL

        Section 7.1    Notices.     Any notice to be given by any party to this Agreement shall be given in writing and may be effected by facsimile, personal delivery, overnight courier or e-mail (provided receipt of such email is evidenced by a reply email) addressed to Parent or Seller at the respective address, e-mail or facsimile number set forth on the signature page hereto(3). The date of service for any notice sent in compliance with the requirements of this Section 7.1 shall be (i) the date such notice is personally delivered, (ii) one day after date of delivery to the overnight courier if sent by overnight courier or (iii) the next succeeding Business Day after transmission by e-mail or facsimile (if electronic confirmation of such transmission is received). Any notice delivered by facsimile or email shall be followed by personal delivery or overnight courier pursuant to (i) or (ii) above.

        Section 7.2    No Third Party Beneficiaries.     Except as set forth in Section 4.2 of this Agreement, nothing in this Agreement, express or implied, is intended to or shall confer upon the Person (other than the parties to this Agreement) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        Section 7.3    Governing Law.     This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the Laws of another state otherwise to govern this Agreement.

        Section 7.4    Severability.     If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

        Section 7.5    Successors and Assigns.     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Seller may not assign this Agreement or any of its rights or obligations hereunder except as expressly provided for herein. Parent may not assign its rights or obligations under this Agreement except with the prior written consent of Seller, which consent may be given or withheld in Seller's sole discretion.

        Section 7.6    Interpretation.     Interpretation of this Agreement shall be governed by the following rules of construction: (i) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires, (ii) references to the terms article, section and schedule are references to the articles, sections and schedules to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import shall mean "including without limitation," (iv) the word "or" shall not be exclusive, (v) the headings are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement, (vi) a reference to any Person includes such Person's successors and permitted assigns, (vii) any reference to "days" means calendar days unless Business Days are expressly specified and (viii) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

        Section 7.7    Amendments; Waivers.     This Agreement may not be amended without the express written agreement signed by all of the Parties to this Agreement. No provision of this Agreement may

(3)
To be provided prior to execution.

8

be waived without the express written agreement signed by the Party making such waiver. The failure or delay of any Party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

        Section 7.8    Entire Agreement.     This Agreement (together with the Purchase Agreement and the Transaction Documents) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

        Section 7.9    Remedies Cumulative.     Any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a Party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

        Section 7.10    Counterparts; Effectiveness.     This Agreement and any amendment hereto may be executed and delivered in two or more identical counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof. No Party hereto shall raise the use of a facsimile machine or e-mail delivery of a ".pdf" format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a ".pdf" format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

        Section 7.11    Specific Performance.     The parties to this Agreement agree that irreparable damage would occur and that the parties to this Agreement would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without the necessity of posting bond or other security or showing actual damages, and this being in addition to any other remedy to which they are entitled at law or in equity.

        Section 7.12    Submission to Jurisdiction.     Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of (a) any Delaware State court and (b) the United States District Court for the District of Delaware, for the purposes of any litigation arising out of this Agreement or any transaction contemplated hereby. Each of the Parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in (a) any Delaware State court or (b) the United States District Court for the District of Delaware, or that any such litigation brought in any such court has been brought in an inconvenient forum.

        Section 7.13    WAIVER OF JURY TRIAL.     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, CONTROVERSY OR OTHER LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

9

OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.13.

[Remainder of Page Intentionally Left Blank.
Signature Pages Follow.]

10

        IN WITNESS WHEREOF, each party hereto has caused this Closing Agreement to be duly executed as of the date first written above.

PARENT:
WALKER & DUNLOP, INC.
By:
Name:
Title:
Address:
Email &/or Fax:
SELLER:
CW FINANCIAL SERVICES LLC
By:
Name:
Title:
Address:
Email &/or Fax:
COMPANY:
CWCAPITAL LLC
By:
Name:
Title:
Address:
Email &/or Fax:

Annex G

June 8, 2012

Walker & Dunlop, Inc.
7501 Wisconsin Avenue
Suite 1200
Bethesda, Maryland 20814

Attention:    Deborah A. Wilson, Executive Vice President and Chief Financial Officer

  Re:    Modification of Term Loan Facility

Ladies and Gentlemen:

        Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of January 30, 2009 (as amended and in effect as of the date hereof, the "Term Loan Agreement"), among Bank of America, N.A. ("Bank of America"), as Administrative Agent and Collateral Agent (in either and each such capacity, the "Administrative Agent"), Bank of America and PNC Bank, National Association, successor to National City Bank ("PNC"), as the lenders thereunder (collectively, the "Existing Lenders"), and as of the date hereof, after giving effect to all amendments thereto and written consents and waivers thereunder granted by the Administrative Agent and the Existing Lenders thereunder, Walker & Dunlop, Inc. (the "Borrower" or "WDINC"), Walker & Dunlop Multifamily, Inc. ("W&D Multifamily"), and Walker & Dunlop, LLC ("WDLLC").

        The Borrower has informed the Administrative Agent that it desires to pursue the transaction (the "CW Transaction") generally described in the Project Siri Non-Binding Summary of Transaction Terms attached as Exhibit A hereto (the "Transaction Term Sheet").

        Capitalized terms used in this letter (this "Commitment Letter") without definition have the meanings respectively specified therefor in the Term Loan Agreement or the Transaction Term Sheet, as applicable and as the context requires. In addition, when used herein the terms "you" (and correlative terms, such as "your") means the Borrower, and "us" (and correlative terms, such as "we" and "our") means Bank of America.

        In order to be in a position to close on the CW Transaction, if a Closing is to occur, the Borrower has requested Bank of America (as Administrative Agent and as a Lender, as applicable) to commit to (a) amend the Term Loan Agreement in order to provide for an increase in the amount of the Term Loan to the aggregate sum of $83,000,000, and (b) in connection therewith, lend the Borrower such additional principal amount under the increased Term Loan commitment as shall be necessary in order to result in the aggregate principal amount of the Term Loan equaling $83,000,000, the proceeds of such loan to be used solely for the purposes set forth in the Summary of Terms and Conditions attached as Exhibit B hereto and incorporated herein by this reference (the "Summary of Terms").

        Bank of America is pleased to offer its commitment to enter into the amendment and to make the loan to the Borrower described in the immediately preceding paragraph, upon and subject to the terms and conditions set forth in this Commitment Letter and in the Summary of Terms. The resulting term loan credit facility, after giving effect to such additional loan made by Bank of America, the repayment by the Borrower of all amounts due to PNC under the Term Loan Agreement, the amendments to the Term Loan Agreement and other Loan Documents required pursuant to and otherwise contemplated by this Commitment Letter and the Summary of Terms, and the consummation of all related transactions, is referred to herein as the "Senior Term Loan Facility." Bank of America reserves the right, in its discretion, to establish the Senior Term Loan Facility as a new term loan facility in the amount of $83,000,000, in replacement of, and a portion of the proceeds of which would be used to pay in full all obligations to the Existing Lenders under, the existing Term Loan.

        Bank of America will continue to act as the sole Administrative Agent for the Senior Term Loan Facility, and will be the sole lender thereunder (in such capacity, the "Lender").

        The commitment of Bank of America hereunder is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Bank of America: (a) the satisfaction of all of the conditions precedent set forth in the Summary of Terms and definitive documentation of the Senior Term Loan referred to in clause (c) of this sentence, as determined by Bank of America its sole and absolute discretion; (b) the accuracy and completeness of all representations that you and your Affiliates make to Bank of America and your compliance with the terms of this Commitment Letter (including the Summary of Terms) and the Fee Letter (as hereinafter defined); (c) the negotiation, execution and delivery of definitive documentation for the Senior Term Loan Facility consistent with this Commitment Letter and the Summary of Terms and otherwise satisfactory to Bank of America; and (d) no change, occurrence or development shall have occurred or become known to Bank of America since March 31, 2012 after giving effect to the CW Transaction on a pro forma basis that has had or could reasonably be expected to have a Material Adverse Effect (as defined in the Summary of Terms).

        You hereby agree (a) to provide, and cause your advisors to provide, to Bank of America, upon request, all information (other than information with respect to which, based on advice of counsel, such disclosure would be deemed to have waived WDINC's, WDLLC's or W&D Multifamily's attorney-client privilege in respect thereof; provided, however, in the event that any information is withheld on the foregoing basis (i) you shall inform us that otherwise responsive information is being so withheld, and (ii) you shall take such steps as your counsel approves to deliver redacted versions of or summaries of such information in an effort to provide such information without being deemed to have waived the attorney-client privilege, so long as doing so would not by itself constitute a waiver of such attorney-client privilege) reasonably deemed necessary by Bank of America for the execution and delivery of the definitive documentation with respect to the Senior Term Loan Facility and the extension of credit thereunder by the Lender, including, but not limited to, information, diligence reports, memoranda, evaluations and other materials prepared by you and your legal, accounting, tax or other third party advisors, or on your or their behalf, relating to the CW Transaction, and to provide to Bank of America all other information as it may reasonably request, to be reasonably satisfactory to it (all of the foregoing, including the Projections (as hereinafter defined), the "Information"), and (b) to otherwise assist Bank of America, including by making your officers and advisors available from time to time to attend meetings with representatives of Bank of America (including telephonic meetings).

        You represent, warrant and covenant that (a) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to Bank of America by you or any of your representatives (or on your or their behalf) (the "Projections") have been or will be prepared in good faith based upon reasonable assumptions, (b) all Information (other than the Information provided by the Seller, or any of its representatives, to you and the Projections) which has been or is hereafter made available to Bank of America by you or any of your representatives (or on your or their behalf) in connection with any aspect of the transactions contemplated hereby and by the Transaction Term Sheet, as and when furnished, is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, and (c) all Information provided by the Seller, or any of its representatives, to you (regardless of by whom delivered), which has been or is hereafter made available to Bank of America in connection with any aspect of the transactions contemplated hereby and by the Transaction Term Sheet, as and when furnished, to the best of your knowledge is and will be, complete and correct in all material respects and, to the best of your knowledge, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading. You agree to furnish us with further and supplemental information from time to time until the date of the borrowing under the Senior Term Loan Facility (the "Closing Date") so that the representations warranties and covenants in the immediately preceding sentence are correct on the Closing Date as if the Projections and Information were being furnished, and such representations, warranties and covenants were being

2

made, on such date. In issuing this commitment Bank of America is and will be using and relying on the Information without independent verification thereof.

        By executing this Commitment Letter, you agree to reimburse Bank of America from time to time promptly upon request for all reasonable out-of-pocket fees and expenses (including, but not limited to, (a) the reasonable fees, disbursements and other charges of attorneys retained by Bank of America, and (b) due diligence expenses incurred in connection with the Senior Term Loan Facility, the preparation of the definitive documentation therefor and the other transactions contemplated hereby.

        You agree to indemnify and hold harmless Bank of America and our affiliates and our and their respective officers, directors, employees, agents, advisors and other representatives (each, an "Indemnified Party") from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees, disbursements and other charges of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (a) any matters contemplated by this Commitment Letter or any related transaction, or (b) the Senior Term Loan Facility and any other financings, or any use made or proposed to be made with the proceeds thereof, except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by you, your equity holders or creditors or an Indemnified Party, whether or not an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. You also agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to you or your subsidiaries or affiliates or to your or their respective equity holders or creditors arising out of, related to or in connection with any aspect of the transactions contemplated hereby, except to the extent of direct, as opposed to special, indirect, consequential or punitive, damages determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or directly from a material breach of this Commitment Letter. Notwithstanding any other provision of this Commitment Letter, no Indemnified Party shall be liable for any damages arising from the use by others of information or other materials obtained through electronic telecommunications or other information transmission systems, other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnified Party, or, in the case of Bank of America, directly from a material breach of this Commitment Letter by Bank of America, in each case as determined by a final and nonappealable judgment of a court of competent jurisdiction.

        This Commitment Letter and the fee letter between you and Bank of America of even date herewith (the "Fee Letter") and the contents hereof and thereof are confidential and, except for disclosure hereof or thereof on a confidential basis to your accountants, attorneys and other professional advisors retained by you in connection with the Senior Credit Facility or as otherwise required by law, may not be disclosed in whole or in part to any person or entity without our prior written consent; provided, however, it is understood and agreed that after your acceptance of this Commitment Letter and the Fee Letter and the payment of the Work Fee (as defined in the Fee Letter), you may disclose (a) to the Seller and its agents, advisors and representatives, subject to a confidentiality agreement mutually acceptable to you and Bank of America, this Commitment Letter (including the Summary of Terms), but not the Fee Letter, and (b) in filings and submissions with or to the Securities and Exchange Commission or other applicable regulatory authorities and stock exchanges, this Commitment Letter (including the Summary of Terms) and, if determined by you, based on advice of your outside regulatory counsel, to be advisable or required by law or applicable

3

regulation, the Fee Letter. Bank of America hereby notifies you that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the "Act"), it is required to obtain, verify and record information that identifies you, which information includes your name and address and other information that will allow Bank of America to identify you in accordance with the Act.

        You acknowledge that Bank of America or its affiliates may be providing financing or other services to parties whose interests may conflict with yours. Bank of America agrees that it will not furnish confidential information obtained from you to any of its other customers and that it will treat confidential information relating to you and your affiliates with the same degree of care as it treats its own confidential information. Bank of America further advises you that it will not make available to you confidential information that it or any of its affiliates have obtained or may obtain from any other customer or affiliate thereof. In connection with the transactions contemplated hereby, you agree that Bank of America is permitted to access, use and share with any of its bank or non-bank affiliates, agents, advisors (legal or otherwise) or representatives any information concerning you or any of your affiliates that is or may come into the possession of Bank of America or any of such affiliates.

        In connection with all aspects of each transaction contemplated by this Commitment Letter, you acknowledge and agree, and acknowledge your affiliates' understanding, that: (a) (i) you have consulted your own legal, accounting, regulatory and tax advisors to the extent you have deemed appropriate, and (ii) you are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby; (b) (i) Bank of America has been, is, and will be acting solely as a principal and has not been, is not, and will not be acting as an advisor, agent or fiduciary for you, any of your affiliates or any other person or entity and (ii) Bank of America has no obligation to you or your affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (c) Bank of America and its affiliates may be engaged in a broad range of transactions that involve interests that differ from yours and those of your affiliates, and Bank of America has no obligation to disclose any of such interests to you or your affiliates. To the fullest extent permitted by law, you hereby waive and release any claims that you may have against Bank of America with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by this Commitment Letter. Other than with respect to the Senior Term Loan Facility as provided in this Commitment Letter, this Commitment Letter is not, and shall in no way be construed to be, a commitment to continue any financing arrangements it currently may provide to any person, to provide any new credit facilities of any kind to any person, or to provide its consent to the CW Transaction to the extent such consent may be required under any financing arrangement with any person.

        The provisions of the immediately preceding five paragraphs shall remain in full force and effect regardless of whether any definitive documentation for the Senior Term Loan Facility shall be executed and delivered, and notwithstanding the termination of this Commitment Letter or any commitment or undertaking of Bank of America.

        This Commitment Letter and the Fee Letter may be executed in counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this Commitment Letter or the Fee Letter by electronic transmission (including as a scanned attachment to an email) shall be effective as delivery of a manually executed counterpart thereof.

        This Commitment Letter (including the Summary of Terms) and the Fee Letter shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts. Each of you and Bank of America hereby irrevocably waives any and all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment Letter (including the Summary of Terms), the Fee Letter, the transactions contemplated hereby and thereby or the actions of Bank of America in the negotiation, performance or

4

enforcement hereof. The commitments and undertakings of Bank of America may be terminated by us if you fail to perform your obligations under this Commitment Letter or the Fee Letter on a timely basis following written notice by us to you of such failure and a reasonable period in which to cure.

        This Commitment Letter (including the Summary of Terms) and the Fee Letter embody the entire agreement and understanding among Bank of America, you and your affiliates with respect to the Senior Term Loan Facility and supersedes all prior agreements and understandings relating to the specific matters hereof. However, please note that the terms and conditions of the commitment of Bank of America hereunder are not limited to those set forth herein or in the Summary of Terms. Those matters that are not covered or made clear herein or in the Summary of Terms or the Fee Letter are subject to mutual agreement of the parties. No person has been authorized by Bank of America to make any oral or written statements that are inconsistent with this Commitment Letter. This Commitment Letter is not assignable by the Borrower without our prior written consent and is intended to be solely for the benefit of the parties hereto and the Indemnified Parties.

        This Commitment Letter and all commitments and undertakings of Bank of America hereunder will expire at 5:00 p.m. (local time in Boston, Massachusetts time) on June 11, 2012, unless prior to that time you execute this Commitment Letter and the Fee Letter and return them to us (which may be by electronic transmission) and pay the Work Fee to us by wire transfer, whereupon this Commitment Letter (including the Summary of Terms) and the Fee Letter (each of which may be signed in one or more counterparts) shall become binding agreements. Thereafter, all commitments and undertakings of Bank of America hereunder will expire on October 31, 2012, unless definitive documentation for the Senior Term Loan Facility is executed and delivered prior to such date. If as of October 31, 2012, the CW Transaction has not been terminated, but has not closed, upon request of the Borrower, Bank of America will, acting in good faith, consider extending the expiration date of its commitments and undertakings hereunder to no later than December 31, 2012, subject to, among other conditions, the applicable provisions of the Fee Letter. In consideration of the time and resources that Bank of America will devote to the Senior Term Loan Facility, you agree that, until such expiration or earlier termination of this Commitment Letter as provided herein, you will not solicit, initiate, entertain or permit, or enter into any discussions in respect of, any offering, placement or arrangement of any competing senior credit facility or facilities for the Borrower and its subsidiaries.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

5

        We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,
BANK OF AMERICA, N.A.
By:	/s/ MARGARET A. MULCAHY
	Name:	Margaret A. Mulcahy
	Title:	Senior Vice President

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:
WALKER & DUNLOP, INC.
By:	/s/ WILLIAM WALKER
	Name:	William M. Walker
	Title:	President and Chief Executive Officer

Annex H

WALKER & DUNLOP, INC.
2010 EQUITY INCENTIVE PLAN
(as amended)

i

ii

WALKER & DUNLOP, INC.

2010 EQUITY INCENTIVE PLAN,
(as amended)

        Walker & Dunlop, Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its 2010 Equity Incentive Plan (the "Plan"), as follows:

1.  PURPOSE

        This Plan is intended to (a) provide incentive to eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

          2.1   "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a "controlling interest" in such entity, where the term "controlling interest" has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language "at least 50 percent" is used instead of "at least 80 percent" and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criteria, the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

          2.2   "Annual Incentive Award" means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (the Company's fiscal year, unless otherwise specified by the Board).

          2.3   "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

          2.4   "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Units, Dividend Equivalent Right, Performance Award, Annual Incentive Award, or Other Equity-Based Award under the Plan.

          2.5   "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

          2.6   "Benefit Arrangement" shall have the meaning set forth in Section 15.

          2.7   "Board" means the Board of Directors of the Company.

          2.8   "Cause" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); (iii) a material violation of a Company policy; or (iv) a material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

          2.9   "Change in Control" means:

            (1)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the then outstanding shares of common stock, par value $0.01 per share, of the Company (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company; (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or trust controlled by the Company; and (iii) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 2.9; or

            (2)   Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (3)   Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, and (ii) no Person (excluding any corporation or trust resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or trust resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of the corporation or trust resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or trust except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation or trust resulting from such Business

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    Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (4)   Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company and consummation of such transaction.

          2.10 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.11 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2 (or, if no Committee has been designated, the Board itself).

          2.12 "Company" means Walker & Dunlop, Inc., a Maryland corporation.

          2.13 "Covered Employee" means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

          2.14 "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.15 "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          2.16 "Effective Date" means, as determined by the Board on September 27, 2010, the date the Company's Registration Statement on Form S-1 becomes effective.

          2.17 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.18 "Fair Market Value" means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

            (1)   If on such Grant Date the shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a share of Stock shall be the closing price of a share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination).

            (2)   If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of a share on the last preceding day on which any sale of shares shall have been reported on such Stock Exchange or such Securities Market. If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share shall be the value of a share as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

  Notwithstanding this Section 2.18, Fair Market Value for any purpose under the Plan other than for determining Grant Date Fair Market Value (e.g. determining taxable income and the amount

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  of the related tax withholding obligation pursuant to Section 18.3) will be determined by the Company using any reasonable method; provided, that for any shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares for purposes of determining taxable income shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

          2.19 "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

          2.20 "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Company completes the corporate action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board.

          2.21 "Grantee" means a person who receives or holds an Award under the Plan.

          2.22 "Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

          2.23 "Initial Public Offering" or "IPO" means the initial firm commitment underwritten registered public offering by the Company of the Stock.

          2.24 "IPO Effective Date" means the date the Stock becomes available for sale in an IPO.

          2.25 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

          2.26 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.27 "Option Price" means the exercise price for each share of Stock subject to an Option.

          2.28 "Other Agreement" shall have the meaning set forth in Section 15.

          2.29 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

          2.30 "Other Equity-Based Award" means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Units, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

          2.31 "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

          2.32 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

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          2.33 "Performance Measures" means measures as described in Section 14 on which the performance goals are based and which are approved by the Company's stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

          2.34 "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

          2.35 "Plan" means this Walker & Dunlop, Inc. 2010 Equity Incentive Plan, as amended from time to time.

          2.36 "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

          2.37 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

          2.38 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 10.

          2.39 "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9.

          2.40 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.41 "Service" means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

          2.42 "Service Provider" means an employee, officer, director, or a consultant or adviser (who is a natural person) currently providing services to the Company or any of its Affiliates.

          2.43 "Stock" means the common stock, par value $0.01 per share, of the Company.

          2.44 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9.

          2.45 "Stock Unit" means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10.

          2.46 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Code Section 424(f).

          2.47 "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

          2.48 "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

          2.49 "Unrestricted Stock" shall have the meaning set forth in Section 11.

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3.  ADMINISTRATION OF THE PLAN

        3.1.    Board.

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and Applicable Laws. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and Applicable Laws. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

        3.2.    Committee.

        The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the Company's certificate of incorporation and by-laws and Applicable Laws.

            (i)  Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as "outside directors" within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange on which the Common Stock is listed.

           (ii)  The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not executive officers (as defined under Rule 3b-7 or the Exchange Act) or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards, subject to the requirements of Code Section 162(m), Rule 16b-3 and the rules of the New York Stock Exchange.

        In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by a Committee if the power and authority to do so has been delegated to such Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

        3.3.    Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

            (i)  designate Grantees;

           (ii)  determine the type or types of Awards to be made to a Grantee;

          (iii)  determine the number of shares of Stock to be subject to an Award;

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          (iv)  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

           (v)  prescribe the form of each Award Agreement evidencing an Award; and

          (vi)  amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

        The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Committee may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan or any other agreement with the Grantee, as applicable.

        Any Award granted pursuant to this Plan is subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company "clawback" or recoupment policy that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee in the event that the Grantee fails to comply with, or violates, the terms or requirements of such policy.

        Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

        Notwithstanding any other provision of this Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the fair market value of such Stock on the date of delivery if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other criteria) that are later determined, as a result of the accounting restatement, not to have been achieved.

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        3.4.    No Repricing.

        Notwithstanding anything in this Plan to the contrary, the Board shall not have the authority, without stockholder approval, (A) to accept the surrender of outstanding Options when the Fair Market Value of a share of Stock is less than the exercise price and grant new Options or other Awards in substitution for them, (B) to reduce the exercise price of any outstanding Option, or (C) to take any other action that would be treated as a repricing under the rules of the stock exchange on which the Stock is listed; provided, that appropriate adjustments shall be made to outstanding Options pursuant to Section 17.

        3.5.    Deferral Arrangement.

        The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Any such deferrals shall be made in a manner that complies with Code Section 409A.

        3.6.    No Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

        3.7.    Stock Issuance/Book-Entry.

        Notwithstanding any provision of this Plan to the contrary, the issuance of the shares of Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more share certificates.

4.  STOCK SUBJECT TO THE PLAN

        4.1.    Number of Shares of Stock Available for Awards.

        Subject to adjustment as provided in Section 17, the number of shares of Stock available for issuance under the Plan will be increased by 3,370,000 from 2,140,000 to 5,510,000. Subject to adjustment as provided in Section 17, the number of shares of Stock available for issuance as Incentive Stock Options shall be 5,510,000. Shares of Stock to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by Applicable Laws, issued shares that have been reacquired by the Company.

        4.2.    Adjustments in Authorized Shares of Stock.

        The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of shares of Stock available under the Plan, subject to applicable stock exchange requirements.

        4.3.    Share Usage.

        Shares of Stock covered by an Award shall be counted as used as of the Grant Date. Any shares of Stock that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. With respect to SARs, the number of shares of Stock subject to an award of SARs will be counted against the aggregate number

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of shares of Stock available for issuance under the Plan regardless of the number of shares of Stock actually issued to settle the SAR upon exercise. If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any shares of Stock subject thereto or is settled in cash in lieu of shares of Stock, then the number of shares of Stock counted against the aggregate number of shares of Stock available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares of Stock were counted against the limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 12.2, (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company's tax withholding obligations as described in Section 18.3 or (iii) any shares of Stock purchased by the Company with proceeds from option exercises.

5.  EFFECTIVE DATE, DURATION AND AMENDMENTS

        5.1.    Effective Date.

        The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company's stockholders within one (1) year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one (1) year of the Effective Date, any Awards made hereunder shall be null and void and of no effect.

        5.2.    Term.

        The Plan shall terminate automatically ten (10) years after [the date of the shareholders meeting approving the Plan amendments] and may be terminated on any earlier date as provided in Section 5.3.

        5.3.    Amendment and Termination of the Plan.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by Applicable Laws or required by applicable stock exchange listing requirements. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the Company's stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.  AWARD ELIGIBILITY AND LIMITATIONS

        6.1.    Service Providers and Other Persons.

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

        6.2.    Limitation on Shares of Stock Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply:

            (i)  the maximum number of shares of Stock subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is 600,000 in a calendar year;

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           (ii)  the maximum number of shares of Stock that can be granted under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 is 600,000 in a calendar year; and

          (iii)  the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be three million dollars ($3,000,000) and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be seven million dollars ($7,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

        6.3.    Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Share Option and consistent with Code Section 409A for any other Option or SAR.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.  TERMS AND CONDITIONS OF OPTIONS

        8.1.    Option Price.

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

        8.2.    Vesting.

        Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

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        8.3.    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

        8.4.    Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        8.5.    Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 which results in termination of the Option.

        8.6.    Method of Exercise.

        Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company of notice of exercise on any business day, at the Company's principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

        8.7.    Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

        8.8.    Delivery of Stock Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

        8.9.    Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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        8.10.    Family Transfers.

        If authorized in the applicable Award Agreement and by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

        8.11.    Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

        8.12.    Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        9.1.    Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the SAR Exercise Price as determined by the Board. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of a share of Stock on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date.

        9.2.    Other Terms.

        The Board shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which

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SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

        9.3.    Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

        9.4.    Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        9.5.    Family Transfers.

        If authorized in the applicable Award Agreement and by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

        10.1.    Grant of Restricted Stock or Stock Units.

        Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares of Stock which is deemed paid by past or future Services to the Company or an Affiliate).

        10.2.    Restrictions.

        At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

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        10.3.    Restricted Stock Certificates.

        Subject to Section 3.7, the Company shall issue, in the name of each Grantee to whom Restricted Stock have been granted, stock certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions lapse and the Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement. Pursuant to Section 3.7, to the extent Restricted Stock is represented by a book entry, such book entry will contain an appropriate legend or restriction similar to the foregoing.

        10.4.    Rights of Holders of Restricted Stock.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Stock and the right to receive any dividends declared or paid with respect to such shares of Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

        10.5.    Rights of Holders of Stock Units.

          10.5.1.    Voting and Dividend Rights.

        Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each Stock Unit held equal to the per-stock dividend paid on the shares of Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

          10.5.2.    Creditor's Rights.

        A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

        10.6.    Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.

        10.7.    Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

        The Grantee shall be required, to the extent required by Applicable Laws, to purchase the Restricted Stock or shares of Stock subject to vested Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such

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Restricted Stock or Stock Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past or future Services rendered to the Company or an Affiliate.

        10.8.    Delivery of Shares of Stock.

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares of Stock shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past or future services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

        The Board may, in its sole discretion, grant Awards to Participants in the form of Other Equity-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

        12.1.    General Rule.

        Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

        12.2.    Surrender of Shares of Stock.

        To the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

        12.3.    Cashless Exercise.

        With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares of

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Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between the Option Price and the Fair Market Value of the shares of Stock subject to the portion of the Option being exercised.

        12.4.    Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

        13.1.    Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares of Stock had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award; provided, however, that Dividend Equivalent rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon achievement of performance goals shall not vest or be paid unless the performance goals for such underlying Award are achieved.

        13.2.    Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.  TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

        14.1.    Grant of Performance Awards and Annual Incentive Awards.

        Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

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        14.2.    Value of Performance Awards and Annual Incentive Awards.

        Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Board at the time of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

        14.3.    Earning of Performance Awards and Annual Incentive Awards.

        Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        14.4.    Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

        Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any shares of Stock may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        14.5.    Performance Conditions.

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

        14.6.    Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

        If and to the extent that the Board determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

          14.6.1.    Performance Goals Generally.

        The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal

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or that two (2) or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

          14.6.2.    Timing For Establishing Performance Goals.

        Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          14.6.3.    Settlement of Awards; Other Terms.

        Settlement of such Awards shall be in cash, shares of Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

          14.6.4.    Performance Measures.

        The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

          (a)   net earnings or net income;

          (b)   operating earnings;

          (c)   pretax earnings;

          (d)   earnings per share of stock;

          (e)   stock price, including growth measures and total stockholder return;

          (f)    earnings before interest and taxes;

          (g)   earnings before interest, taxes, depreciation and/or amortization;

          (h)   sales, originations or revenue growth, whether in general, by type of product or service, or by type of customer;

          (i)    diversification of sales or revenues by type of product or service, or by type of customer;

          (j)    gross or operating margins;

          (k)   return measures, including return on assets, capital, investment, equity, sales or revenue;

          (l)    cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

          (m)  productivity ratios;

          (n)   expense targets;

          (o)   underwriting cost per loan;

          (p)   credit losses;

          (q)   market share;

          (r)   financial ratios as provided in credit agreements of the Company and its subsidiaries;

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          (s)   working capital targets;

          (t)    completion of acquisitions of businesses or companies;

          (u)   development of new lines of business or substantially expanding existing lines of business;

          (v)   completion of divestitures and asset sales;

          (w)  revenues under management;

          (x)   funds from operations;

          (y)   employee hiring, retention, growth in population and diversity;

          (z)   employee satisfaction;

          (aa) opening new offices expanding geographic coverage, and

          (bb) any combination of any of the foregoing business criteria.

        Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (e) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

          14.6.5.    Evaluation of Performance.

        The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

          14.6.6.    Adjustment of Performance-Based Compensation.

        Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

          14.6.7.    Board Discretion.

        In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Board determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Board may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

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        14.7.    Status of Awards Under Code Section 162(m).

        It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  PARACHUTE LIMITATIONS

        If the Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with an Applicable Entity, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right to exercise, vesting, payment or benefit to the Grantee under this Plan shall be reduced or eliminated:

            (i)  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment") and

           (ii)  if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.  REQUIREMENTS OF LAW

        16.1.    General.

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares of Stock would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities

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laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares of Stock unless the Board has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        16.2.    Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.  EFFECT OF CHANGES IN CAPITALIZATION

        17.1.    Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that

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are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

        17.2.    Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares of Stock remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

        17.3.    Change in Control in which Awards are not Assumed.

        Upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, Restricted Stock, or other Equity-Based Awards are not being assumed or continued:

            (i)  in each case with the exception of any Performance Award, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

           (ii)  either of the following two actions shall be taken:

            (A)  fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

            (B)  the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the "Award Stock") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such

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    transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Stock.

          (iii)  for Performance Awards denominated in Stock or Stock Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).

          (iv)  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

        17.4.    Change in Control in which Awards are Assumed.

        The Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

        17.5.    Adjustments

        Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that are not Changes in Control.

        17.6.    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

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18.  GENERAL PROVISIONS

        18.1.    Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        18.2.    Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

        18.3.    Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, however, that if there is a same day sale, the Grantee shall pay such withholding obligation on the day that the same day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares of Stock pursuant to such Award, as applicable, cannot exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares of Stock. For purposes of determining taxable income and the amount of the related tax withholding obligation under this

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Section 18.3, notwithstanding Section 2.18 or this Section 18.3, for any Shares that are sold on the same day that such Shares are first legally saleable pursuant to the terms of the applicable award agreement, Fair Market Value shall be determined based upon the sale price for such Shares so long as the Grantee has provided the Company with advance written notice of such sale.

        18.4.    Captions.

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        18.5.    Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

        18.6.    Number and Gender.

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

        18.7.    Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        18.8.    Governing Law

        The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

        18.9.    Section 409A of the Code.

        The Company intends to comply with Section 409A, or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

*    *    *

        To record adoption of the Plan by the Board as of September 27, 2010, and approval of the Plan by the stockholders on November 29, 2010, and the amendment of the Plan by the Board as of June 29, 2012, and the approval of the amendment to the Plan by the stockholders on                        , 2012, the Company has caused its authorized officer to execute the Plan.

WALKER & DUNLOP, INC.
By:
	Title:	Executive Vice President, General Counsel and Secretary

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EXHIBIT A

TRANSACTION TERM SHEET

 EXHIBIT B

SUMMARY OF INDICATIVE TERMS AND CONDITIONS
WALKER & DUNLOP, INC.
$83,000,000 SENIOR TERM LOAN FACILITY

We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the stockholder meeting date. Please mark your votes as indicated in this example X INTERNET http://www.proxyvoting.com/wd Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE WO# 27162 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such. OR RESTRICTED AREA - SCAN LINE THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF ITEM 1, ITEM 2 AND ITEM 3. FOR AGAINST ABSTAIN 1. To approve the issuance of shares of common stock of Walker & Dunlop in connection with the proposed acquisition of CWCapital LLC by Walker & Dunlop’s indirect wholly owned operating subsidiary, Walker & Dunlop, LLC (the “Purchaser”), pursuant to a Purchase Agreement, dated as of June 7, 2012, among Walker & Dunlop, the Purchaser, CWCapital LLC and CW Financial Services LLC, for aggregate consideration, net of certain expenses and adjustments, of approximately $220 million, consisting of $80 million paid in cash from the Purchaser and $140 million paid through the issuance of approximately 11,647,255 shares of common stock (or approximately 34 percent, on a fully diluted basis) of Walker & Dunlop, subject to certain adjustments. 2. To approve amendments to the Walker & Dunlop 2010 Equity Incentive Plan (the “Equity Incentive Plan”) that would increase the number of shares reserved and individual limits on categories of awards under, add additional performance measures applicable to, extend the termination date of, and make certain other related technical amendments to, the Equity Incentive Plan and to re-approve material terms and conditions relating to performance-based compensation under the Equity Incentive Plan. 3. To adjourn the Special Meeting for up to 20 days, solely to the extent necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the issuance of shares of Walker & Dunlop common stock under proposal 1. FOLD AND DETACH HERE Walker & Dunlop’s Directors recommend a vote “FOR” proposals 1, 2 and 3.

PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711 SIGNATURE: DATE: (THIS BOXED AREA DOES NOT PRINT) FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Proxy Statement is available at: http://shareowner.mobular.net/shareowner/wd (Continued and to be marked, dated and signed, on the other side) You can now access your Walker & Dunlop, Inc. account online. Access your Walker & Dunlop, Inc. account online via Investor ServiceDirect® (ISD). The transfer agent for Walker & Dunlop, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.cpushareownerservices.com/ For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time The Investor ServiceDirectTM Website Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at http://www.cpushareownerservices.com/ where step-by-step instructions will prompt you through enrollment. RESTRICTED AREA - SCAN LINE RESTRICTED AREA - SIGNATURE LINE WO# 27162 PROXY Walker & Dunlop, Inc. Special Meeting of Stockholders – ( ), 2012 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints William Walker and Deborah Wilson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Walker & Dunlop, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the company to be held ( ), 2012 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.